United States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 3/31/18

Item 1. Schedule of Investments.
--------------------------------------------------------------------------------

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – 14.4%
Aerospace & Defense – 0.1%
Arconic Inc	278	$6,405
Boeing Co	7	2,295
Harris Corp	40	6,451
Huntington Ingalls Industries Inc	3	773
L3 Technologies Inc	30	6,240
Leonardo SpA	362	4,186
Lockheed Martin Corp	4	1,352
Meggitt PLC	475	2,881
MTU Aero Engines AG	29	4,888
Northrop Grumman Corp	9	3,142
Raytheon Co	68	14,676
Rolls-Royce Holdings PLC*	614	7,519
Textron Inc	124	7,312
TransDigm Group Inc	15	4,604
		72,724
Air Freight & Logistics – 0%
CH Robinson Worldwide Inc	91	8,528
Expeditors International of Washington Inc	94	5,950
FedEx Corp	12	2,881
Royal Mail PLC	518	3,933
United Parcel Service Inc	93	9,733
		31,025
Airlines – 0.1%
Alaska Air Group Inc	179	11,091
American Airlines Group Inc	156	8,106
Delta Air Lines Inc	123	6,742
Deutsche Lufthansa AG	50	1,597
easyJet PLC	90	2,029
International Consolidated Airlines Group SA	247	2,137
Southwest Airlines Co	195	11,170
United Continental Holdings Inc*	86	5,974
		48,846
Auto Components – 0.1%
Aptiv PLC	10	850
Bridgestone Corp	100	4,391
Linamar Corp	39	2,131
NGK Spark Plug Co Ltd	100	2,415
NOK Corp	200	3,922
Nokian Renkaat OYJ	186	8,459
Stanley Electric Co Ltd	100	3,771
Sumitomo Rubber Industries Ltd	100	1,844
Toyoda Gosei Co Ltd	100	2,307
Valeo SA	4	264
Yokohama Rubber Co Ltd	200	4,657
		35,011
Automobiles – 0.1%
Ferrari NV	16	1,927
Fiat Chrysler Automobiles NV*	379	7,770
Ford Motor Co	611	6,770
General Motors Co	637	23,149
Mitsubishi Motors Corp	500	3,576
Nissan Motor Co Ltd	1,500	15,527
Renault SA	143	17,371
Yamaha Motor Co Ltd	100	2,993
		79,083
Banks – 0.4%
ABN AMRO Group NV	60	1,809
Aozora Bank Ltd	100	4,006
Australia & New Zealand Banking Group Ltd	110	2,282
Banco de Sabadell SA	4,190	8,578
Bank of East Asia Ltd	1,200	4,817
Bank of Queensland Ltd	307	2,603
Bankia SA	1,504	6,739
Barclays PLC	1,159	3,384
BB&T Corp	118	6,141
Bendigo & Adelaide Bank Ltd	945	7,193
BOC Hong Kong Holdings Ltd	2,500	12,260
CaixaBank SA	1,140	5,436
Chiba Bank Ltd	1,000	8,201

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Citigroup Inc	195	$13,163
Comerica Inc	11	1,055
Concordia Financial Group Ltd	500	2,827
Credit Agricole SA	322	5,239
Erste Group Bank AG	13	654
Fifth Third Bancorp	104	3,302
Fukuoka Financial Group Inc	1,000	5,488
Hachijuni Bank Ltd	400	2,176
Hang Seng Bank Ltd	600	13,989
HSBC Holdings PLC	1,919	17,936
Huntington Bancshares Inc/OH	392	5,919
Intesa Sanpaolo SpA - RSP	1,817	6,885
Kyushu Financial Group Inc	800	4,000
Lloyds Banking Group PLC	15,929	14,473
M&T Bank Corp	53	9,771
Mebuki Financial Group Inc	1,300	5,054
Mediobanca Banca di Credito Finanziario SpA	717	8,439
National Australia Bank Ltd	132	2,904
Raiffeisen Bank International AG	48	1,870
Regions Financial Corp	2,400	44,592
Royal Bank of Scotland Group PLC*	1,271	4,625
Seven Bank Ltd	300	964
Shinsei Bank Ltd	300	4,651
Societe Generale SA	29	1,578
SunTrust Banks Inc	180	12,247
Suruga Bank Ltd	200	2,803
United Overseas Bank Ltd	100	2,109
US Bancorp	26	1,313
Westpac Banking Corp	119	2,631
		276,106
Beverages – 0.2%
Anheuser-Busch InBev SA/NV	46	5,055
Brown-Forman Corp	176	9,574
Coca-Cola Amatil Ltd	1,801	12,050
Coca-Cola Co	157	6,819
Constellation Brands Inc	227	51,738
Davide Campari-Milano SpA	2,805	21,257
Diageo PLC	26	879
Heineken NV	34	3,659
Molson Coors Brewing Co	71	5,348
Monster Beverage Corp*	16	915
PepsiCo Inc	248	27,069
Pernod Ricard SA	13	2,165
Remy Cointreau SA	6	856
Treasury Wine Estates Ltd	391	5,105
		152,489
Biotechnology – 0.3%
AbbVie Inc	88	8,329
Alexion Pharmaceuticals Inc*	71	7,914
Biogen Inc*	68	18,620
Celgene Corp*	433	38,628
CSL Ltd	171	20,558
Gilead Sciences Inc	458	34,529
Grifols SA	1,388	39,311
Incyte Corp*	10	833
Regeneron Pharmaceuticals Inc*	10	3,444
Shire PLC (ADR)	566	28,211
Vertex Pharmaceuticals Inc*	51	8,312
		208,689
Building Products – 0.1%
Allegion PLC	81	6,908
AO Smith Corp	148	9,411
Asahi Glass Co Ltd	100	4,192
Cie de Saint-Gobain	24	1,268
Fortune Brands Home & Security Inc	143	8,421
Masco Corp	199	8,048
TOTO Ltd	100	5,250
		43,498
Capital Markets – 0.3%
Affiliated Managers Group Inc	5	948
Ameriprise Financial Inc	5	740
Bank of New York Mellon Corp	496	25,559
Cboe Global Markets Inc	42	4,792

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
Charles Schwab Corp	380	$19,844
CME Group Inc	184	29,760
Deutsche Bank AG	128	1,785
Deutsche Boerse AG	36	4,904
E*TRADE Financial Corp*	98	5,430
Franklin Resources Inc	140	4,855
Goldman Sachs Group Inc	9	2,267
Hong Kong Exchanges & Clearing Ltd	200	6,574
Intercontinental Exchange Inc	146	10,588
Invesco Ltd	315	10,083
Investec PLC	540	4,170
Japan Exchange Group Inc	200	3,741
Kingston Financial Group Ltd	2,000	902
London Stock Exchange Group PLC	27	1,564
Macquarie Group Ltd	74	5,903
Nasdaq Inc	239	20,607
Natixis SA	433	3,554
Northern Trust Corp	13	1,341
Partners Group Holding AG	4	2,978
S&P Global Inc	47	8,980
T Rowe Price Group Inc	21	2,267
Thomson Reuters Corp	536	20,717
UBS Group AG*	89	1,568
		206,421
Chemicals – 0.6%
Air Liquide SA	27	3,310
Air Products & Chemicals Inc	197	31,329
Air Water Inc	300	5,894
Akzo Nobel NV	298	28,169
Albemarle Corp	20	1,855
Arkema SA	40	5,223
Asahi Kasei Corp	100	1,331
CF Industries Holdings Inc	35	1,321
Clariant AG*	859	20,519
Covestro AG	123	12,106
Daicel Corp	300	3,287
DowDuPont Inc	210	13,379
Eastman Chemical Co	202	21,327
Evonik Industries AG	355	12,524
FMC Corp	97	7,427
Hitachi Chemical Co Ltd	300	6,679
Incitec Pivot Ltd	3,893	10,568
International Flavors & Fragrances Inc	164	22,453
JSR Corp	100	2,246
K+S AG	480	13,854
Kaneka Corp	1,000	9,987
Kansai Paint Co Ltd	100	2,342
Koninklijke DSM NV	29	2,883
Kuraray Co Ltd	100	1,738
LANXESS AG	279	21,389
LyondellBasell Industries NV	109	11,519
Mitsubishi Chemical Holdings Corp	200	1,943
Mitsubishi Gas Chemical Co Inc	200	4,809
Mosaic Co	234	5,682
Nippon Paint Holdings Co Ltd	100	3,681
Orica Ltd	606	8,300
PPG Industries Inc	24	2,678
Sherwin-Williams Co	7	2,745
Symrise AG	600	48,306
Taiyo Nippon Sanso Corp	300	4,541
Teijin Ltd	200	3,809
Toray Industries Inc	400	3,800
Tosoh Corp	200	3,951
Umicore SA	155	8,222
		377,126
Commercial Services & Supplies – 0.1%
Babcock International Group PLC	676	6,351
Brambles Ltd	1,291	9,934
Cintas Corp	21	3,582
Edenred	360	12,525
G4S PLC	595	2,074
Republic Services Inc	296	19,604
Stericycle Inc*	38	2,224

Shares or Principal Amounts		Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
Waste Management Inc	101	$8,496
		64,790
Communications Equipment – 0%
F5 Networks Inc*	64	9,255
Nokia OYJ	3,075	16,995
Telefonaktiebolaget LM Ericsson	665	4,221
		30,471
Construction & Engineering – 0.1%
Bouygues SA	26	1,304
CIMIC Group Ltd	129	4,450
Ferrovial SA	1,004	20,990
Jacobs Engineering Group Inc	38	2,248
Quanta Services Inc*	81	2,782
Shimizu Corp	200	1,786
SNC-Lavalin Group Inc	146	6,411
		39,971
Construction Materials – 0.1%
Boral Ltd	3,317	19,079
James Hardie Industries PLC (CDI)	148	2,614
LafargeHolcim Ltd*	334	18,299
Martin Marietta Materials Inc	29	6,012
Taiheiyo Cement Corp	100	3,610
Vulcan Materials Co	42	4,795
		54,409
Consumer Finance – 0%
Acom Co Ltd	500	2,248
American Express Co	266	24,812
Capital One Financial Corp	12	1,150
Synchrony Financial	70	2,347
		30,557
Containers & Packaging – 0.2%
Amcor Ltd/Australia	1,561	17,127
Avery Dennison Corp	200	21,250
Ball Corp	241	9,570
CCL Industries Inc	717	36,201
International Paper Co	112	5,984
Packaging Corp of America	103	11,608
Sealed Air Corp	412	17,629
Toyo Seikan Group Holdings Ltd	100	1,495
		120,864
Distributors – 0.2%
Genuine Parts Co	453	40,698
LKQ Corp*	2,022	76,735
		117,433
Diversified Consumer Services – 0%
Benesse Holdings Inc	100	3,636
H&R Block Inc	258	6,556
		10,192
Diversified Financial Services – 0.1%
AMP Ltd	2,518	9,698
Berkshire Hathaway Inc*	58	11,570
Kinnevik AB	398	14,344
Leucadia National Corp	153	3,478
Mitsubishi UFJ Lease & Finance Co Ltd	600	3,577
Standard Life Aberdeen PLC	1,766	8,923
Wendel SA	7	1,092
		52,682
Diversified Telecommunication Services – 0.5%
AT&T Inc	2,584	92,120
BCE Inc	280	12,050
BT Group PLC	1,906	6,089
CenturyLink Inc	1,111	18,254
Deutsche Telekom AG	853	13,913
Elisa OYJ	15	679
HKT Trust & HKT Ltd	4,000	5,045
Iliad SA	9	1,863
Koninklijke KPN NV	836	2,509
Nippon Telegraph & Telephone Corp	100	4,646
Orange SA	199	3,379
PCCW Ltd	7,000	4,061
Singapore Telecommunications Ltd	1,800	4,641
Telecom Italia SpA/Milano	4,024	3,361
Telefonica SA	1,027	10,177

Shares or Principal Amounts		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Telenor ASA	232	$5,279
Telstra Corp Ltd	5,853	14,198
TELUS Corp	375	13,170
TPG Telecom Ltd	339	1,442
Verizon Communications Inc	1,793	85,741
		302,617
Electric Utilities – 0.2%
Alliant Energy Corp	94	3,841
AusNet Services	2,122	2,748
Chubu Electric Power Co Inc	100	1,432
Chugoku Electric Power Co Inc	400	4,878
CLP Holdings Ltd	1,000	10,223
Duke Energy Corp	76	5,888
Edison International	74	4,711
Electricite de France SA	382	5,539
Emera Inc	737	23,319
Enel SpA	428	2,622
Entergy Corp	16	1,260
Eversource Energy	41	2,416
FirstEnergy Corp	83	2,823
Fortum OYJ	98	2,107
HK Electric Investments & HK Electric Investments Ltd	1,500	1,454
Kansai Electric Power Co Inc	100	1,305
NextEra Energy Inc	22	3,593
Pinnacle West Capital Corp	51	4,070
Power Assets Holdings Ltd	1,500	13,431
Red Electrica Corp SA	1,275	26,260
Southern Co	235	10,495
SSE PLC	208	3,727
Terna Rete Elettrica Nazionale SpA	2,695	15,766
Tohoku Electric Power Co Inc	200	2,718
Tokyo Electric Power Co Holdings Inc*	500	1,954
Xcel Energy Inc	139	6,322
		164,902
Electrical Equipment – 0%
Acuity Brands Inc	17	2,366
AMETEK Inc	188	14,282
Eaton Corp PLC	48	3,836
Emerson Electric Co	56	3,825
Mitsubishi Electric Corp	100	1,626
OSRAM Licht AG	6	442
Prysmian SpA	26	818
		27,195
Electronic Equipment, Instruments & Components – 0.3%
Alps Electric Co Ltd	100	2,476
Amphenol Corp	1,150	99,049
FLIR Systems Inc	784	39,208
Hamamatsu Photonics KK	100	3,840
Hexagon AB	359	21,515
Hitachi High-Technologies Corp	100	4,786
Hitachi Ltd	1,000	7,296
IPG Photonics Corp*	44	10,269
Nippon Electric Glass Co Ltd	100	2,916
Omron Corp	100	5,869
Shimadzu Corp	100	2,771
Yaskawa Electric Corp	100	4,542
		204,537
Energy Equipment & Services – 0.2%
Baker Hughes a GE Co	1,044	28,992
Halliburton Co	597	28,023
Helmerich & Payne Inc	179	11,914
Schlumberger Ltd	433	28,050
TechnipFMC PLC	675	19,879
Tenaris SA	835	14,434
		131,292
Equity Real Estate Investment Trusts (REITs) – 0.3%
Alexandria Real Estate Equities Inc	55	6,869
Apartment Investment & Management Co	184	7,498
Boston Properties Inc	29	3,573
British Land Co PLC	72	649
Crown Castle International Corp	44	4,823
Digital Realty Trust Inc	31	3,267
Duke Realty Corp	247	6,541

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Equity Residential	81	$4,991
Essex Property Trust Inc	21	5,054
Federal Realty Investment Trust	10	1,161
Gecina SA	6	1,043
Goodman Group	361	2,346
GPT Group	2,930	10,710
H&R Real Estate Investment Trust	185	3,020
Hammerson PLC	180	1,357
HCP Inc	271	6,295
Iron Mountain Inc	100	3,286
Klepierre SA	90	3,631
Land Securities Group PLC	90	1,185
Macerich Co	93	5,210
Mid-America Apartment Communities Inc	53	4,836
Mirvac Group	16,290	27,015
Nippon Prologis REIT Inc	4	8,684
Public Storage	11	2,204
Realty Income Corp	59	3,052
RioCan Real Estate Investment Trust	203	3,725
Scentre Group	2,809	8,296
SL Green Realty Corp	25	2,421
Stockland	636	1,972
UDR Inc	252	8,976
Unibail-Rodamco SE	1	229
United Urban Investment Corp	6	9,381
Vornado Realty Trust	58	3,903
Welltower Inc	70	3,810
		171,013
Food & Staples Retailing – 0.3%
Aeon Co Ltd	100	1,785
Carrefour SA	165	3,427
Colruyt SA	234	12,935
CVS Health Corp	198	12,318
George Weston Ltd	207	16,667
J Sainsbury PLC	1,586	5,315
Loblaw Cos Ltd	233	11,773
METRO AG	160	2,833
Metro Inc	466	14,868
Seven & i Holdings Co Ltd	100	4,291
Sundrug Co Ltd	100	4,684
Sysco Corp	57	3,418
Tesco PLC	2,294	6,628
Walgreens Boots Alliance Inc	253	16,564
Walmart Inc	368	32,741
Wesfarmers Ltd	323	10,362
Wm Morrison Supermarkets PLC	2,151	6,444
Woolworths Group Ltd	557	11,287
		178,340
Food Products – 0.6%
Ajinomoto Co Inc	100	1,817
Associated British Foods PLC	51	1,783
Calbee Inc	100	3,396
Campbell Soup Co	158	6,843
Conagra Brands Inc	861	31,754
Danone SA	54	4,373
General Mills Inc	460	20,728
Hershey Co	773	76,496
Hormel Foods Corp	1,940	66,581
JM Smucker Co	341	42,287
Kikkoman Corp	100	4,058
Kraft Heinz Co	622	38,744
Marine Harvest ASA	524	10,533
McCormick & Co Inc/MD	234	24,895
Mondelez International Inc	959	40,019
Nisshin Seifun Group Inc	100	1,998
Wilmar International Ltd	400	975
Yamazaki Baking Co Ltd	200	4,194
		381,474
Gas Utilities – 0%
APA Group	325	1,973
Gas Natural SDG SA	241	5,756
Hong Kong & China Gas Co Ltd	5,000	10,309
Osaka Gas Co Ltd	100	1,988

Shares or Principal Amounts		Value
Common Stocks – (continued)
Gas Utilities – (continued)
Toho Gas Co Ltd	100	$3,133
		23,159
Health Care Equipment & Supplies – 0.5%
Align Technology Inc*	18	4,520
Baxter International Inc	30	1,951
Becton Dickinson and Co	22	4,767
Boston Scientific Corp*	507	13,851
Cooper Cos Inc	37	8,466
CYBERDYNE Inc*	200	2,864
Danaher Corp	418	40,926
Edwards Lifesciences Corp*	103	14,371
Essilor International Cie Generale d'Optique SA	194	26,185
Getinge AB	1,470	16,738
Hologic Inc*	348	13,001
IDEXX Laboratories Inc*	32	6,124
Koninklijke Philips NV	833	32,008
Olympus Corp	100	3,834
ResMed Inc	62	6,105
Smith & Nephew PLC	768	14,355
Sonova Holding AG	256	40,704
Straumann Holding AG	69	43,519
Stryker Corp	194	31,218
Varian Medical Systems Inc*	12	1,472
Zimmer Biomet Holdings Inc	145	15,811
		342,790
Health Care Providers & Services – 0.2%
Alfresa Holdings Corp	200	4,501
Anthem Inc	23	5,053
Fresenius Medical Care AG & Co KGaA	175	17,866
Fresenius SE & Co KGaA	185	14,129
Healthscope Ltd	1,075	1,604
Henry Schein Inc*	185	12,434
Laboratory Corp of America Holdings*	131	21,189
McKesson Corp	10	1,409
Medipal Holdings Corp	200	4,175
Quest Diagnostics Inc	160	16,048
Ramsay Health Care Ltd	11	530
Sonic Healthcare Ltd	1,260	22,209
Suzuken Co Ltd/Aichi Japan	100	4,204
UnitedHealth Group Inc	18	3,852
Universal Health Services Inc	8	947
		130,150
Health Care Technology – 0%
Cerner Corp*	157	9,106
M3 Inc	100	4,581
		13,687
Hotels, Restaurants & Leisure – 0.4%
Accor SA	81	4,375
Carnival Corp	279	18,297
Chipotle Mexican Grill Inc*	188	60,745
Compass Group PLC	303	6,191
Crown Resorts Ltd	629	6,169
Darden Restaurants Inc	52	4,433
Domino's Pizza Enterprises Ltd	30	965
Flight Centre Travel Group Ltd	342	15,045
Galaxy Entertainment Group Ltd	1,000	9,167
InterContinental Hotels Group PLC	52	3,118
Marriott International Inc/MD	42	5,711
McDonald's Corp	279	43,630
Merlin Entertainments PLC	720	3,503
MGM China Holdings Ltd	2,400	6,270
MGM Resorts International	159	5,568
Norwegian Cruise Line Holdings Ltd*	486	25,743
Restaurant Brands International Inc	90	5,123
Sands China Ltd	2,000	10,860
Starbucks Corp	144	8,336
Tabcorp Holdings Ltd	2,148	7,281
Whitbread PLC	249	12,958
Wynn Resorts Ltd	87	15,865
		279,353
Household Durables – 0.2%
Electrolux AB	34	1,070
Garmin Ltd	360	21,215

Shares or Principal Amounts		Value
Common Stocks – (continued)
Household Durables – (continued)
Husqvarna AB	223	$2,152
Iida Group Holdings Co Ltd	100	1,866
Leggett & Platt Inc	1,726	76,565
PulteGroup Inc	469	13,831
Sekisui Chemical Co Ltd	100	1,750
		118,449
Household Products – 0.3%
Church & Dwight Co Inc	235	11,835
Clorox Co	286	38,069
Colgate-Palmolive Co	1,197	85,801
Kimberly-Clark Corp	511	56,276
Lion Corp	100	2,051
Procter & Gamble Co	161	12,764
Reckitt Benckiser Group PLC	167	14,149
		220,945
Independent Power and Renewable Electricity Producers – 0%
Electric Power Development Co Ltd	100	2,575
Industrial Conglomerates – 0%
CK Hutchison Holdings Ltd	1,000	12,023
General Electric Co	583	7,859
Keihan Holdings Co Ltd	100	3,101
Seibu Holdings Inc	100	1,749
Smiths Group PLC	171	3,636
		28,368
Information Technology Services – 0.6%
Alliance Data Systems Corp	4	851
Amadeus IT Group SA	319	23,580
Atos SE	104	14,238
Automatic Data Processing Inc	190	21,561
CGI Group Inc*	274	15,804
Computershare Ltd	1,819	24,337
DXC Technology Co	186	18,699
Fidelity National Information Services Inc	251	24,171
Fiserv Inc*	1,338	95,413
Gartner Inc*	339	39,873
NTT Data Corp	600	6,296
Paychex Inc	833	51,304
PayPal Holdings Inc*	82	6,221
Total System Services Inc	545	47,012
Wirecard AG	4	473
		389,833
Insurance – 0.6%
Aflac Inc	226	9,890
Ageas	343	17,731
AIA Group Ltd	600	5,122
Allstate Corp	9	853
American International Group Inc	260	14,149
Aon PLC	144	20,208
Arthur J Gallagher & Co	290	19,932
Brighthouse Financial Inc*	202	10,383
Cincinnati Financial Corp	100	7,426
Direct Line Insurance Group PLC	4,116	22,034
Hannover Rueck SE	52	7,101
Hartford Financial Services Group Inc	184	9,480
Insurance Australia Group Ltd	1,058	6,106
Intact Financial Corp	488	36,674
Loews Corp	466	23,174
Mapfre SA	10,163	33,798
Marsh & McLennan Cos Inc	348	28,741
Medibank Pvt Ltd	2,377	5,329
Old Mutual PLC	3,174	10,671
Poste Italiane SpA (144A)	1,611	14,744
Power Corp of Canada	1,083	24,717
Prudential Financial Inc	24	2,485
QBE Insurance Group Ltd	627	4,657
RSA Insurance Group PLC	1,320	11,676
SCOR SE	323	13,227
Sony Financial Holdings Inc	400	7,333
Suncorp Group Ltd	874	8,988
Swiss Re AG	11	1,120
Torchmark Corp	332	27,944
UnipolSai Assicurazioni SpA	1,867	4,446
Unum Group	85	4,047

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Willis Towers Watson PLC	108	$16,437
		430,623
Internet & Direct Marketing Retail – 0.2%
Amazon.com Inc*	2	2,895
Booking Holdings Inc*	21	43,688
Expedia Group Inc	293	32,350
Netflix Inc*	32	9,451
Rakuten Inc	200	1,653
Start Today Co Ltd	100	2,613
TripAdvisor Inc*	620	25,352
Zalando SE (144A)*	35	1,909
		119,911
Internet Software & Services – 0.1%
Akamai Technologies Inc*	377	26,759
Alphabet Inc - Class A*	3	3,111
DeNA Co Ltd	100	1,832
eBay Inc*	222	8,933
Kakaku.com Inc	100	1,765
REA Group Ltd	32	1,957
Shopify Inc*	28	3,485
VeriSign Inc*	233	27,624
Yahoo Japan Corp	200	939
		76,405
Leisure Products – 0.1%
Bandai Namco Holdings Inc	100	3,223
Hasbro Inc	254	21,412
Sankyo Co Ltd	100	3,490
Yamaha Corp	100	4,373
		32,498
Life Sciences Tools & Services – 0.2%
Illumina Inc*	69	16,313
IQVIA Holdings Inc*	249	24,429
Lonza Group AG*	23	5,427
Mettler-Toledo International Inc*	38	21,851
PerkinElmer Inc	323	24,458
Thermo Fisher Scientific Inc	122	25,188
Waters Corp*	107	21,256
		138,922
Machinery – 0.2%
Alstom SA	123	5,548
Amada Holdings Co Ltd	200	2,437
ANDRITZ AG	48	2,684
Caterpillar Inc	13	1,916
CNH Industrial NV	276	3,414
Cummins Inc	24	3,890
Deere & Co	41	6,368
Dover Corp	19	1,866
Flowserve Corp	31	1,343
Fortive Corp	159	12,326
GEA Group AG	106	4,509
Ingersoll-Rand PLC	73	6,242
JTEKT Corp	200	2,947
Kawasaki Heavy Industries Ltd	100	3,221
KION Group AG	72	6,718
Kone OYJ	57	2,847
Kubota Corp	100	1,763
Nabtesco Corp	100	3,928
PACCAR Inc	31	2,051
Pentair PLC	51	3,475
Sandvik AB	90	1,652
Snap-on Inc	29	4,279
Sumitomo Heavy Industries Ltd	100	3,826
Volvo AB	317	5,789
Xylem Inc/NY	140	10,769
		105,808
Marine – 0%
Mitsui OSK Lines Ltd	100	2,846
Media – 0.5%
Altice NV*	227	1,877
Axel Springer SE	175	14,649
CBS Corp	527	27,083
Charter Communications Inc*	128	39,836
Comcast Corp	357	12,199

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – (continued)
DISH Network Corp*	1,053	$39,898
Eutelsat Communications SA	97	1,923
Hakuhodo DY Holdings Inc	200	2,747
Interpublic Group of Cos Inc	367	8,452
ITV PLC	3,760	7,615
News Corp	1,186	18,739
Omnicom Group Inc	180	13,081
Pearson PLC	176	1,851
Publicis Groupe SA	19	1,324
RTL Group SA	265	22,007
SES SA	191	2,587
Shaw Communications Inc	1,812	34,912
Singapore Press Holdings Ltd	700	1,351
Telenet Group Holding NV*	117	7,819
Toho Co Ltd/Tokyo	100	3,341
Viacom Inc	317	9,846
Vivendi SA	170	4,399
Walt Disney Co	509	51,124
WPP PLC	65	1,033
		329,693
Metals & Mining – 0.4%
Agnico Eagle Mines Ltd	388	16,325
Alumina Ltd	6,944	12,672
Anglo American PLC	394	9,203
Antofagasta PLC	975	12,620
ArcelorMittal*	152	4,821
Barrick Gold Corp	595	7,413
BHP Billiton Ltd	334	7,387
BHP Billiton PLC	1,202	23,707
BlueScope Steel Ltd	514	6,043
Boliden AB	129	4,549
Fortescue Metals Group Ltd	3,212	10,749
Franco-Nevada Corp	144	9,826
Freeport-McMoRan Inc	347	6,097
Goldcorp Inc	1,396	19,279
Hitachi Metals Ltd	400	4,707
Lundin Mining Corp	539	3,536
Maruichi Steel Tube Ltd	100	3,036
Newcrest Mining Ltd	387	5,817
Newmont Mining Corp	648	25,317
Norsk Hydro ASA	1,923	11,344
Nucor Corp	127	7,758
Rio Tinto Ltd	121	6,800
Rio Tinto PLC	96	4,873
South32 Ltd	187	466
Teck Resources Ltd	129	3,323
thyssenkrupp AG	332	8,658
		236,326
Multiline Retail – 0.1%
Dollar General Corp	218	20,394
Dollar Tree Inc*	34	3,227
Dollarama Inc	40	4,862
Harvey Norman Holdings Ltd	2,245	6,425
Isetan Mitsukoshi Holdings Ltd	200	2,216
J Front Retailing Co Ltd	200	3,379
Kohl's Corp	307	20,112
Macy's Inc	64	1,903
Next PLC	150	10,024
Nordstrom Inc	139	6,729
Target Corp	98	6,804
		86,075
Multi-Utilities – 0.2%
AGL Energy Ltd	452	7,572
Ameren Corp	33	1,869
Canadian Utilities Ltd	492	13,135
CenterPoint Energy Inc	90	2,466
Centrica PLC	6,959	13,894
CMS Energy Corp	132	5,978
Consolidated Edison Inc	145	11,301
Dominion Energy Inc	190	12,812
DTE Energy Co	50	5,220
E.ON SE	393	4,367
NiSource Inc	55	1,315
Public Service Enterprise Group Inc	63	3,165

Shares or Principal Amounts		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
RWE AG	351	$8,669
Suez	813	11,789
Veolia Environnement SA	79	1,873
		105,425
Oil, Gas & Consumable Fuels – 1.1%
AltaGas Ltd	2,073	38,364
Anadarko Petroleum Corp	497	30,024
Andeavor	430	43,241
Apache Corp	841	32,362
ARC Resources Ltd	1,088	11,858
BP PLC	2,326	15,660
Cabot Oil & Gas Corp	1,738	41,677
Caltex Australia Ltd	364	8,837
Canadian Natural Resources Ltd	163	5,125
Cenovus Energy Inc	373	3,176
Chesapeake Energy Corp*	3,079	9,299
Cimarex Energy Co	268	25,058
Concho Resources Inc*	273	41,040
ConocoPhillips	55	3,261
Crescent Point Energy Corp	543	3,693
Devon Energy Corp	172	5,468
Enagas SA	167	4,570
Enbridge Inc	746	23,465
Encana Corp	404	4,444
Eni SpA	1,111	19,582
EOG Resources Inc	175	18,422
EQT Corp	509	24,183
Exxon Mobil Corp	472	35,216
Hess Corp	78	3,948
Husky Energy Inc	561	8,030
Idemitsu Kosan Co Ltd	100	3,832
Imperial Oil Ltd	63	1,669
Inpex Corp	100	1,248
JXTG Holdings Inc	100	611
Koninklijke Vopak NV	57	2,800
Lundin Petroleum AB	12	303
Marathon Oil Corp	764	12,323
Marathon Petroleum Corp	348	25,442
Neste Oyj	61	4,254
Noble Energy Inc	370	11,211
Occidental Petroleum Corp	224	14,551
Oil Search Ltd	1,228	6,784
OMV AG	86	5,014
Origin Energy Ltd*	732	4,945
Phillips 66	496	47,576
Pioneer Natural Resources Co	84	14,430
PrairieSky Royalty Ltd	634	13,864
Repsol SA	108	1,919
Santos Ltd*	1,981	7,784
Snam SpA	5,468	25,150
Statoil ASA	956	22,650
TOTAL SA	55	3,125
TransCanada Corp	302	12,491
Valero Energy Corp	463	42,953
Williams Cos Inc	295	7,334
Woodside Petroleum Ltd	334	7,545
		761,811
Paper & Forest Products – 0.1%
Mondi PLC	561	15,095
UPM-Kymmene OYJ	448	16,623
		31,718
Personal Products – 0%
Beiersdorf AG	42	4,755
Estee Lauder Cos Inc	73	10,930
Unilever NV	90	5,087
Unilever PLC	83	4,611
		25,383
Pharmaceuticals – 0.6%
Allergan PLC	87	14,641
Astellas Pharma Inc	200	3,072
AstraZeneca PLC	405	27,853
Bayer AG	38	4,296
Bristol-Myers Squibb Co	757	47,880

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Chugai Pharmaceutical Co Ltd	100	$5,076
Eli Lilly & Co	591	45,726
GlaxoSmithKline PLC	3,788	73,583
Kyowa Hakko Kirin Co Ltd	200	4,327
Merck & Co Inc	275	14,979
Merck KGaA	37	3,549
Mitsubishi Tanabe Pharma Corp	200	4,047
Mylan NV*	134	5,517
Novartis AG	14	1,133
Ono Pharmaceutical Co Ltd	100	3,190
Otsuka Holdings Co Ltd	100	5,023
Sanofi	838	67,329
Santen Pharmaceutical Co Ltd	200	3,362
Shionogi & Co Ltd	100	5,220
Sumitomo Dainippon Pharma Co Ltd	200	3,351
Takeda Pharmaceutical Co Ltd	100	4,879
UCB SA	36	2,936
Valeant Pharmaceuticals International Inc*	313	4,983
Vifor Pharma AG	56	8,639
Zoetis Inc	275	22,965
		387,556
Professional Services – 0.1%
Adecco Group AG	13	927
Bureau Veritas SA	111	2,886
Capita PLC	380	769
Equifax Inc	14	1,649
IHS Markit Ltd*	1,054	50,845
Randstad Holding NV	49	3,228
SEEK Ltd	369	5,309
Teleperformance	7	1,086
Verisk Analytics Inc*	114	11,856
Wolters Kluwer NV	33	1,757
		80,312
Real Estate Management & Development – 0.2%
Aeon Mall Co Ltd	200	4,203
CapitaLand Ltd	300	821
CBRE Group Inc*	26	1,228
City Developments Ltd	300	2,992
CK Asset Holdings Ltd	1,000	8,462
Deutsche Wohnen SE	20	933
Hang Lung Group Ltd	1,000	3,278
Hang Lung Properties Ltd	1,000	2,347
Henderson Land Development Co Ltd	2,000	13,104
Hongkong Land Holdings Ltd	300	2,067
Hulic Co Ltd	500	5,460
Hysan Development Co Ltd	1,000	5,308
LendLease Group	178	2,380
New World Development Co Ltd	4,000	5,703
Nomura Real Estate Holdings Inc	100	2,338
Sun Hung Kai Properties Ltd	1,000	15,930
Swire Pacific Ltd	2,000	20,293
Swire Properties Ltd	400	1,407
Swiss Prime Site AG*	31	3,002
Tokyo Tatemono Co Ltd	300	4,532
Tokyu Fudosan Holdings Corp	700	5,041
UOL Group Ltd	300	1,967
Wharf Holdings Ltd	1,000	3,464
		116,260
Road & Rail – 0.1%
Aurizon Holdings Ltd	3,620	11,880
CSX Corp	16	891
JB Hunt Transport Services Inc	46	5,389
Keikyu Corp	100	1,756
Keio Corp	100	4,300
Keisei Electric Railway Co Ltd	100	3,080
MTR Corp Ltd	3,000	16,216
Norfolk Southern Corp	14	1,901
Tobu Railway Co Ltd	100	3,050
Tokyu Corp	200	3,144
Union Pacific Corp	27	3,630
		55,237
Semiconductor & Semiconductor Equipment – 0.3%
Advanced Micro Devices Inc*	70	704

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Analog Devices Inc	124	$11,300
Applied Materials Inc	305	16,961
ASM Pacific Technology Ltd	100	1,415
ASML Holding NV	24	4,748
Broadcom Ltd	110	25,921
Infineon Technologies AG	729	19,528
Intel Corp	475	24,738
Lam Research Corp	44	8,939
Microchip Technology Inc	124	11,329
Micron Technology Inc*	557	29,042
NVIDIA Corp	67	15,517
Qorvo Inc*	206	14,513
STMicroelectronics NV	397	8,809
Xilinx Inc	361	26,079
		219,543
Software – 0.5%
Activision Blizzard Inc	138	9,309
ANSYS Inc*	135	21,153
Autodesk Inc*	51	6,405
BlackBerry Ltd*	723	8,312
CA Inc	1,569	53,189
Cadence Design Systems Inc*	245	9,009
Citrix Systems Inc*	286	26,541
Dassault Systemes SE	164	22,306
LINE Corp*	100	3,905
Nexon Co Ltd*	200	3,393
Open Text Corp	380	13,221
Oracle Corp	1,007	46,070
Red Hat Inc*	56	8,373
Sage Group PLC	3,834	34,440
Symantec Corp	1,479	38,232
Synopsys Inc*	638	53,107
Ubisoft Entertainment SA*	83	7,010
		363,975
Specialty Retail – 0.3%
AutoZone Inc*	51	33,083
Best Buy Co Inc	48	3,360
CarMax Inc*	224	13,875
Dufry AG*	15	1,967
Foot Locker Inc	172	7,833
Hennes & Mauritz AB	128	1,921
Home Depot Inc	33	5,882
Industria de Diseno Textil SA	66	2,068
Kingfisher PLC	2,303	9,476
L Brands Inc	164	6,266
Lowe's Cos Inc	408	35,802
O'Reilly Automotive Inc*	44	10,885
Ross Stores Inc	237	18,481
Tiffany & Co	324	31,642
Tractor Supply Co	29	1,828
Ulta Beauty Inc*	36	7,354
USS Co Ltd	200	4,098
Yamada Denki Co Ltd	100	606
		196,427
Technology Hardware, Storage & Peripherals – 0.1%
Apple Inc	53	8,892
Brother Industries Ltd	100	2,327
Canon Inc	200	7,306
FUJIFILM Holdings Corp	100	4,003
Konica Minolta Inc	300	2,552
NEC Corp	400	11,239
NetApp Inc	262	16,163
Seagate Technology PLC	337	19,721
Seiko Epson Corp	100	1,734
Western Digital Corp	90	8,304
		82,241
Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	45	10,897
Asics Corp	100	1,859
Cie Financiere Richemont SA	16	1,438
Gildan Activewear Inc	158	4,564
Hanesbrands Inc	1,675	30,853
Hermes International	8	4,743

Shares or Principal Amounts		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
HUGO BOSS AG	72	$6,274
Kering SA	9	4,315
Li & Fung Ltd	18,000	8,888
Luxottica Group SpA	98	6,098
Michael Kors Holdings Ltd*	65	4,035
NIKE Inc	283	18,803
PVH Corp	236	35,737
Ralph Lauren Corp	47	5,255
Under Armour Inc*	987	16,137
VF Corp	366	27,128
		187,024
Tobacco – 0.1%
Altria Group Inc	1,009	62,881
Imperial Brands PLC	410	13,970
Philip Morris International Inc	77	7,654
		84,505
Trading Companies & Distributors – 0.1%
Ashtead Group PLC	10	273
Brenntag AG	25	1,488
Bunzl PLC	318	9,352
Fastenal Co	33	1,801
Ferguson PLC	64	4,813
Finning International Inc	92	2,219
ITOCHU Corp	300	5,842
Marubeni Corp	100	728
MISUMI Group Inc	100	2,781
Mitsui & Co Ltd	100	1,717
Rexel SA	423	7,163
Toyota Tsusho Corp	100	3,385
Travis Perkins PLC	83	1,438
United Rentals Inc*	3	518
WW Grainger Inc	11	3,105
		46,623
Transportation Infrastructure – 0.1%
Aeroports de Paris	68	14,822
Getlink SE	572	8,165
Japan Airport Terminal Co Ltd	100	3,896
Kamigumi Co Ltd	100	2,241
Sydney Airport	2,098	10,875
Transurban Group	1,303	11,473
		51,472
Water Utilities – 0%
American Water Works Co Inc	14	1,150
Severn Trent PLC	361	9,349
United Utilities Group PLC	1,485	14,919
		25,418
Wireless Telecommunication Services – 0.1%
1&1 Drillisch AG	94	6,331
KDDI Corp	100	2,568
Millicom International Cellular SA (SDR)	38	2,596
NTT DOCOMO Inc	200	5,093
Rogers Communications Inc	257	11,479
StarHub Ltd	2,000	3,507
Tele2 AB	58	697
		32,271
Total Common Stocks (cost $9,520,219)		9,575,374
Preferred Stocks – 0%
Auto Components – 0%
Schaeffler AG	64	988
Automobiles – 0%
Porsche Automobil Holding SE	160	13,302
Volkswagen AG	8	1,591
		14,893
Total Preferred Stocks (cost $16,048)		15,881
Investment Companies – 68.0%
Exchange-Traded Funds (ETFs) – 68.0%
iShares 20+ Year Treasury Bond	14,368	1,751,459
iShares 7-10 Year Treasury Bond	30,594	3,156,995
iShares Agency Bond	31,734	3,555,477
iShares Currency Hedged MSCI Japan	70,770	2,270,302
iShares iBoxx $ High Yield Corporate Bond	3,292	281,927
iShares iBoxx $ Investment Grade Corporate Bond	18,675	2,192,258
iShares MSCI Canada	5,575	153,647

Shares or Principal Amounts		Value
Investment Companies – (continued)
Exchange-Traded Funds (ETFs) – (continued)
iShares MSCI Europe Financials	8,060	$186,186
iShares MSCI Hong Kong	10,097	255,555
iShares MSCI Japan	23,535	1,428,104
iShares MSCI Spain Index Fund ETF	32,549	1,058,168
PowerShares QQQ Trust Series 1	6,236	998,571
Vanguard Consumer Staples ETF	4,986	678,694
Vanguard Financials	38,214	2,654,727
Vanguard FTSE All World ex-US Small-Cap	8,320	992,077
Vanguard FTSE All-World ex-US ETF	31,446	1,709,719
Vanguard FTSE Emerging Markets	32,087	1,507,447
Vanguard FTSE Europe	14,252	828,754
Vanguard FTSE Pacific	10,517	767,215
Vanguard Growth	2,773	393,433
Vanguard High Dividend Yield	3,744	308,843
Vanguard Industrials	18,107	2,518,865
Vanguard Information Technology	9,908	1,694,268
Vanguard International High Dividend Yield	7,388	490,933
Vanguard Materials	3,210	413,769
Vanguard Mid-Cap	6,523	1,005,912
Vanguard Mortgage-Backed Securities	58,595	3,023,502
Vanguard S&P 500	4,192	1,014,799
Vanguard Small-Cap	3,550	521,566
Vanguard Small-Cap Value	1,620	209,660
Vanguard Total International Bond	119,637	6,547,733
Vanguard Value	7,567	780,763
Total Investment Companies (cost $43,827,607)		45,351,328
Commercial Paper – 8.4%
Catholic Health Initiatv 0% 05/08/2018, 0%, 5/8/18◊	$200,000	199,564
Catholic Health Initiatv 0% 05/16/2018, 0%, 5/16/18◊	100,000	99,735
Enbridge US Inc 0% 04/23/2018, 0%, 4/23/18 (144A)◊	1,400,000	1,397,852
Entergy Corp 0% 05/10/2018, 0%, 5/10/18 (144A)◊	900,000	897,484
Guardian Industries Reso 0% 05/21/2018, 0%, 5/21/18◊	900,000	897,167
Thomson Reuters Corp 0% 04/16/2018, 0%, 4/16/18◊	1,200,000	1,198,754
Walgreens Boots Alliance 0% 05/21/2018, 0%, 5/21/18◊	900,000	896,888
Total Commercial Paper (cost $5,587,631)		5,587,444
U.S. Government Agency Notes – 9.9%
Federal Home Loan Bank Discount Notes:
0%, 4/2/18◊ (cost $6,599,193)	6,600,000	6,600,000
Total Investments (total cost $65,550,698) – 100.7%		67,130,027
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(445,124)
Net Assets – 100%		$66,684,903

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$58,196,832	86.7%
Japan	4,242,593	6.3
Canada	1,885,824	2.8
United Kingdom	584,720	0.9
Australia	482,268	0.7
Germany	323,528	0.5
France	323,281	0.5
Hong Kong	234,389	0.4
Spain	191,319	0.3
Italy	160,899	0.2
Switzerland	151,240	0.2
Netherlands	90,534	0.1
Sweden	77,547	0.1
Belgium	54,698	0.1
Finland	51,964	0.1
Norway	49,806	0.1
Singapore	18,363	0.0
Austria	10,222	0.0

Total	$67,130,027	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	5/2/18	(303,500)	$424,069	$(2,237)
Canadian Dollar	5/2/18	(472,500)	362,441	(4,586)
Euro	5/2/18	(1,059,117)	1,309,492	3,514

				(3,309)
HSBC Securities (USA), Inc.:
Swiss Franc	5/2/18	(271,000)	286,809	2,492
Total				$(817)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$ 4,590,000

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
CDI	Clearing House Electronic Subregister System Depositary Interest
PLC	Public Limited Company
RSP	Italian Savings Shares
SDR	Swedish Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $2,311,989, which represents 3.5% of net assets.

*	Non-income producing security.

◊	Zero coupon bond.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$53,250	$19,474	$-
Air Freight & Logistics	27,092	3,933	-
Airlines	43,083	5,763	-
Auto Components	2,981	32,030	-
Automobiles	29,919	49,164	-

Banks	97,503	178,603	-
Beverages	101,463	51,026	-
Biotechnology	120,609	88,080	-
Building Products	32,788	10,710	-
Capital Markets	168,778	37,643	-
Chemicals	121,715	255,411	-
Commercial Services & Supplies	33,906	30,884	-
Communications Equipment	9,255	21,216	-
Construction & Engineering	11,441	28,530	-
Construction Materials	10,807	43,602	-
Consumer Finance	28,309	2,248	-
Containers & Packaging	102,242	18,622	-
Diversified Consumer Services	6,556	3,636	-
Diversified Financial Services	15,048	37,634	-
Diversified Telecommunication Services	221,335	81,282	-
Electric Utilities	68,738	96,164	-
Electrical Equipment	24,309	2,886	-
Electronic Equipment, Instruments & Components	148,526	56,011	-
Energy Equipment & Services	116,858	14,434	-
Equity Real Estate Investment Trusts (REITs)	94,515	76,498	-
Food & Staples Retailing	108,349	69,991	-
Food Products	348,347	33,127	-
Gas Utilities	-	23,159	-
Health Care Equipment & Supplies	162,583	180,207	-
Health Care Providers & Services	60,932	69,218	-
Health Care Technology	9,106	4,581	-
Hotels, Restaurants & Leisure	193,451	85,902	-
Household Durables	111,611	6,838	-
Household Products	204,745	16,200	-
Independent Power and Renewable Electricity Producers	-	2,575	-
Industrial Conglomerates	7,859	20,509	-
Information Technology Services	320,909	68,924	-
Insurance	256,540	174,083	-
Internet & Direct Marketing Retail	113,736	6,175	-
Internet Software & Services	69,912	6,493	-
Leisure Products	21,412	11,086	-
Life Sciences Tools & Services	133,495	5,427	-
Machinery	54,525	51,283	-
Marine	-	2,846	-
Media	255,170	74,523	-
Metals & Mining	98,874	137,452	-
Multiline Retail	64,031	22,044	-
Multi-Utilities	57,261	48,164	-
Oil, Gas & Consumable Fuels	615,198	146,613	-
Paper & Forest Products	-	31,718	-
Personal Products	10,930	14,453	-
Pharmaceuticals	156,691	230,865	-
Professional Services	64,350	15,962	-
Real Estate Management & Development	3,295	112,965	-
Road & Rail	11,811	43,426	-
Semiconductor & Semiconductor Equipment	185,043	34,500	-
Software	292,921	71,054	-
Specialty Retail	176,291	20,136	-
Technology Hardware, Storage & Peripherals	53,080	29,161	-
Textiles, Apparel & Luxury Goods	142,512	44,512	-
Tobacco	70,535	13,970	-
Trading Companies & Distributors	7,643	38,980	-
Transportation Infrastructure	-	51,472	-
Water Utilities	1,150	24,268	-
Wireless Telecommunication Services	11,479	20,792	-
All Other	117,433	-	-
Preferred Stocks	-	15,881	-
Investment Companies	45,351,328	-	-
Commercial Paper	-	5,587,444	-
U.S. Government Agency Notes	-	6,600,000	-
Total Investments in Securities	$51,615,564	$15,514,463	$-

Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	6,006	-
Total Assets	$51,615,564	$15,520,469	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$6,823	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $4,426,741 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity indices for the purpose of decreasing exposure to broad equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.There were no purchased or written options held at March 31, 2018.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson All Asset Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Investment Companies – 98.5%
Alternative Funds – 7.4%
AQR Equity Market Neutral Fund	162,124	$1,981,159
AQR Managed Futures Strategy Fund*	190,973	1,707,300
		3,688,459
Equity Funds – 10.0%
Janus Henderson Emerging Markets Fund - Class N Shares£	216,898	2,346,838
Janus Henderson Global Equity Income Fund - Class N Shares£	241,118	1,846,965
US Cities Fund LP	1,358	755,544
		4,949,347
Exchange-Traded Funds (ETFs) – 28.0%
iShares Edge MSCI Min Vol EAFE	17,038	1,255,530
iShares Edge MSCI Min Vol Emerging Markets	26,389	1,645,090
iShares JP Morgan USD Emerging Markets Bond	10,422	1,175,810
iShares TIPS Bond ETF	31,605	3,572,945
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	19,098	1,939,402
PowerShares International Dividend Achievers Portfolio	92,109	1,450,717
PowerShares Senior Loan Portfolio	62,715	1,450,598
SPDR S&P Regional Banking	23,519	1,420,312
		13,910,404
Fixed Income Funds – 9.9%
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	173,234	1,618,010
Janus Henderson Strategic Income Fund - Class N Shares£	144,747	1,356,282
T Rowe Price US High Yield Fund	194,062	1,909,574
		4,883,866
Money Markets – 43.2%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº	21,440,514	21,440,514
Total Investments (total cost $47,743,387) – 98.5%		48,872,590
Cash, Receivables and Other Assets, net of Liabilities – 1.5%		738,480
Net Assets – 100%		$49,611,070

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 11.2%
Equity Funds – 8.5%
Janus Henderson Emerging Markets Fund - Class N Shares	70,388	—	197,437	2,346,838
Janus Henderson Global Equity Income Fund - Class N Shares	75,102	—	19,491	1,846,965
Total Equity Funds	$145,490	$—	$216,928	$4,193,803
Fixed Income Funds – 2.7%
Janus Henderson Strategic Income Fund - Class N Shares	25,865	—	(10,195)	1,356,282
Total Affiliated Investments – 11.2%	$171,355	$—	$206,733	$5,550,085

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 11.2%
Equity Funds – 8.5%
Janus Henderson Emerging Markets Fund - Class N Shares	210,214	6,684	—	216,898
Janus Henderson Global Equity Income Fund - Class N Shares	231,489	9,629	—	241,118
Fixed Income Funds – 2.7%
Janus Henderson Strategic Income Fund - Class N Shares	142,014	2,733	—	144,747

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	4/26/18	954,151	$(1,333,336)	$6,530
Euro	4/26/18	1,190,647	(1,466,285)	1,180
Japanese Yen	4/26/18	218,567,799	(2,069,158)	(11,556)
Total				$(3,846)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	28	6/20/18	$3,391,938	$24,344	$14,467
EURO STOXX 50 Index	69	6/22/18	2,785,263	(57,648)	56,861
FTSE 100 Index	28	6/23/18	2,746,935	(18,687)	51,551
NIKKEI 225	7	6/19/18	1,395,526	(18,259)	65,580
S&P 500 E-mini	22	6/18/18	2,907,300	(160,655)	49,775
TOPIX Index	12	6/20/18	1,924,805	(1,444)	93,151
Total				$(232,349)	$331,385

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, purchased	$ 7,343,926
Forward foreign currency exchange contracts, sold	174,525
Futures contracts, purchased	13,425,808

Notes to Schedule of Investments (unaudited)

ETF	Exchange-Traded Fund
LP	Limited Partnership
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

Level 2 -	Level 3 -

	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$3,688,459	$-	$-
Equity Funds	4,193,803	755,544	-
Exchange-Traded Funds (ETFs)	13,910,404	-	-
Fixed Income Funds	4,883,866	-	-
Money Markets	21,440,514	-	-
Total Investments in Securities	$48,117,046	$755,544	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	7,710	-
Variation Margin Receivable	331,385	-	-
Total Assets	$48,448,431	$763,254	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	11,556	-
Total Liabilities	$-	$11,556	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson All Asset Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide total return by investing in a broad range of asset classes. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund may seek exposure to both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies) by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) or indexes of investment pools. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase futures on equity indices to increase exposure to equity risk.

The Fund may purchase futures on interest rates to increase exposure to interest rate risk.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 9.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,233,909	$22,964,587
Equity Funds – 39.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,185,077	12,443,306
Janus Henderson Asia Equity Fund - Class N Shares	134,022	1,625,685
Janus Henderson Contrarian Fund - Class N Shares	161,540	3,148,408
Janus Henderson Emerging Markets Fund - Class N Shares	441,863	4,780,955
Janus Henderson Enterprise Fund - Class N Shares	37,566	4,675,814
Janus Henderson Forty Fund - Class N Shares	63,927	2,190,775
Janus Henderson Global Real Estate Fund - Class N Shares	370,225	4,231,669
Janus Henderson Global Research Fund - Class N Shares	65,690	5,224,992
Janus Henderson Global Select Fund - Class N Shares	316,839	5,417,942
Janus Henderson International Managed Volatility Fund - Class N Shares	703,204	6,560,889
Janus Henderson International Value Fund - Class N Shares	586,999	6,691,786
Janus Henderson Large Cap Value Fund - Class N Shares	456,423	6,923,941
Janus Henderson Mid Cap Value Fund - Class N Shares	153,548	2,515,121
Janus Henderson Overseas Fund - Class N Shares	369,138	12,211,095
Janus Henderson Small Cap Value Fund - Class N Shares	184,847	4,116,534
Janus Henderson Triton Fund - Class N Shares	131,004	3,974,661
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	488,508	5,432,212
		92,165,785
Fixed Income Funds – 50.8%
Janus Henderson Flexible Bond Fund - Class N Shares	1,839,935	18,583,340
Janus Henderson Global Bond Fund - Class N Shares	8,880,592	87,029,805
Janus Henderson Short-Term Bond Fund - Class N Shares	4,409,394	13,139,993
		118,753,138
Total Investments (total cost $216,620,472) – 100.0%		233,883,510
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(40,703)
Net Assets – 100%		$233,842,807

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 100.0%
Alternative Funds – 9.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$584,967	$(249)	$(104,232)	$22,964,587
Equity Funds – 39.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	813,232	25,227	(115,034)	12,443,306
Janus Henderson Asia Equity Fund - Class I Shares	25,567	77,728	(168,974)	—
Janus Henderson Asia Equity Fund - Class N Shares	—	865	275,626	1,625,685
Janus Henderson Contrarian Fund - Class I Shares	—	(870)	4,006	—
Janus Henderson Contrarian Fund - Class N Shares	38,574	(4,912)	(59,307)	3,148,408
Janus Henderson Emerging Markets Fund - Class N Shares	56,591	300,061	326,193	4,780,955
Janus Henderson Enterprise Fund - Class N Shares	8,637	185,008	514,019	4,675,814
Janus Henderson Forty Fund - Class N Shares	16,707	(209,649)	409,798	2,190,775
Janus Henderson Global Real Estate Fund - Class I Shares	157,478	39,680	(918,125)	—
Janus Henderson Global Real Estate Fund - Class N Shares	12,260	2,112	1,052,781	4,231,669
Janus Henderson Global Research Fund - Class I Shares	—	21,611	(1,766,729)	—
Janus Henderson Global Research Fund - Class N Shares	44,021	338,931	1,968,363	5,224,992
Janus Henderson Global Select Fund - Class I Shares	—	23,111	(967,168)	—
Janus Henderson Global Select Fund - Class N Shares	53,854	430,056	1,274,179	5,417,942

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson International Managed Volatility Fund - Class N Shares	101,393	79,322	562,513	6,560,889
Janus Henderson International Value Fund - Class N Shares	201,991	151,125	153,200	6,691,786
Janus Henderson Large Cap Value Fund - Class N Shares	135,258	520,360	(974,703)	6,923,941
Janus Henderson Mid Cap Value Fund - Class N Shares	14,999	47,090	(143,143)	2,515,121
Janus Henderson Overseas Fund - Class N Shares	245,051	10,811	1,248,318	12,211,095
Janus Henderson Small Cap Value Fund - Class N Shares	88,125	96,549	(210,467)	4,116,534
Janus Henderson Triton Fund - Class N Shares	6,452	847,394	(318,980)	3,974,661
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	228,218	771,772	(315,108)	5,432,212
Total Equity Funds	$2,248,408	$3,753,382	$1,831,258	$92,165,785
Fixed Income Funds – 50.8%
Janus Henderson Flexible Bond Fund - Class N Shares	371,090	1,862	(547,800)	18,583,340
Janus Henderson Global Bond Fund - Class N Shares	1,908,048	(149,442)	2,669,675	87,029,805
Janus Henderson Short-Term Bond Fund - Class N Shares	200,071	(12,691)	(165,576)	13,139,993
Total Fixed Income Funds	$2,479,209	$(160,271)	$1,956,299	$118,753,138
Total Affiliated Investments – 100.0%	$5,312,584	$3,592,862	$3,683,325	$233,883,510

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 100.0%
Alternative Funds – 9.8%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,235,687	1,137,045	(138,823)	2,233,909
Equity Funds – 39.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,132,502	140,020	(87,445)	1,185,077
Janus Henderson Asia Equity Fund - Class I Shares	168,974	7,205	(176,179)	—
Janus Henderson Asia Equity Fund - Class N Shares	—	135,395	(1,373)	134,022
Janus Henderson Contrarian Fund - Class I Shares	203,907	361	(204,268)	—
Janus Henderson Contrarian Fund - Class N Shares	—	218,380	(56,840)	161,540
Janus Henderson Emerging Markets Fund - Class N Shares	718,893	26,851	(303,881)	441,863
Janus Henderson Enterprise Fund - Class N Shares	48,979	1,732	(13,145)	37,566
Janus Henderson Forty Fund - Class N Shares	84,438	7,094	(27,605)	63,927
Janus Henderson Global Real Estate Fund - Class I Shares	414,263	22,732	(436,995)	—
Janus Henderson Global Real Estate Fund - Class N Shares	—	374,007	(3,782)	370,225
Janus Henderson Global Research Fund - Class I Shares	76,941	136	(77,077)	—
Janus Henderson Global Research Fund - Class N Shares	—	79,296	(13,606)	65,690
Janus Henderson Global Select Fund - Class I Shares	386,340	684	(387,024)	—
Janus Henderson Global Select Fund - Class N Shares	—	393,251	(76,412)	316,839

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson International Managed Volatility Fund - Class N Shares	738,318	28,136	(63,250)	703,204
Janus Henderson International Value Fund - Class N Shares	712,365	33,398	(158,764)	586,999
Janus Henderson Large Cap Value Fund - Class N Shares	511,954	70,395	(125,926)	456,423
Janus Henderson Mid Cap Value Fund - Class N Shares	183,560	20,704	(50,716)	153,548
Janus Henderson Overseas Fund - Class N Shares	442,950	17,038	(90,850)	369,138
Janus Henderson Small Cap Value Fund - Class N Shares	211,432	20,298	(46,883)	184,847
Janus Henderson Triton Fund - Class N Shares	182,227	9,972	(61,195)	131,004
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	582,338	38,199	(132,029)	488,508
Fixed Income Funds – 50.8%
Janus Henderson Flexible Bond Fund - Class N Shares	1,321,365	641,962	(123,392)	1,839,935
Janus Henderson Global Bond Fund - Class N Shares	9,111,501	446,413	(677,322)	8,880,592
Janus Henderson Short-Term Bond Fund - Class N Shares	4,598,276	173,762	(362,644)	4,409,394

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$22,964,587	$-	$-
Equity Funds	92,165,785	-	-
Fixed Income Funds	118,753,138	-	-
Total Assets	$233,883,510	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Investment Companies£ – 100.1%
Alternative Funds – 8.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,257,992	$23,212,161
Equity Funds – 80.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,347,281	14,146,451
Janus Henderson Asia Equity Fund - Class N Shares	347,830	4,219,173
Janus Henderson Contrarian Fund - Class N Shares	409,625	7,983,595
Janus Henderson Emerging Markets Fund - Class N Shares	1,130,622	12,233,331
Janus Henderson Enterprise Fund - Class N Shares	92,089	11,462,378
Janus Henderson Forty Fund - Class N Shares	153,441	5,258,434
Janus Henderson Global Real Estate Fund - Class N Shares	935,109	10,688,296
Janus Henderson Global Research Fund - Class N Shares	166,296	13,227,185
Janus Henderson Global Select Fund - Class N Shares	798,010	13,645,967
Janus Henderson International Managed Volatility Fund - Class N Shares	1,770,740	16,521,002
Janus Henderson International Value Fund - Class N Shares	1,495,241	17,045,743
Janus Henderson Large Cap Value Fund - Class N Shares	1,141,211	17,312,167
Janus Henderson Mid Cap Value Fund - Class N Shares	396,454	6,493,915
Janus Henderson Overseas Fund - Class N Shares	927,697	30,688,232
Janus Henderson Small Cap Value Fund - Class N Shares	455,173	10,136,710
Janus Henderson Triton Fund - Class N Shares	325,064	9,862,432
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,231,499	13,694,269
		214,619,280
Fixed Income Funds – 11.1%
Janus Henderson Global Bond Fund - Class N Shares	3,017,609	29,572,572
Total Investments (total cost $223,329,391) – 100.1%		267,404,013
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(152,971)
Net Assets – 100%		$267,251,042

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 100.1%
Alternative Funds – 8.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$573,350	$5,248	$(85,010)	$23,212,161
Equity Funds – 80.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	896,596	18,947	(158,592)	14,146,451
Janus Henderson Asia Equity Fund - Class I Shares	64,407	84,046	(490,328)	—
Janus Henderson Asia Equity Fund - Class N Shares	—	(1,156)	791,158	4,219,173
Janus Henderson Contrarian Fund - Class I Shares	—	(2,631)	(998,459)	—
Janus Henderson Contrarian Fund - Class N Shares	94,944	(1,111)	849,956	7,983,595
Janus Henderson Emerging Markets Fund - Class N Shares	140,547	866,499	564,806	12,233,331
Janus Henderson Enterprise Fund - Class N Shares	20,551	855,590	720,917	11,462,378
Janus Henderson Forty Fund - Class N Shares	38,921	(299,941)	742,856	5,258,434
Janus Henderson Global Real Estate Fund - Class I Shares	379,539	26,369	(2,885,113)	—
Janus Henderson Global Real Estate Fund - Class N Shares	30,954	(2,924)	3,238,063	10,688,296
Janus Henderson Global Research Fund - Class I Shares	—	48,230	(2,405,124)	—
Janus Henderson Global Research Fund - Class N Shares	108,168	351,974	3,298,820	13,227,185
Janus Henderson Global Select Fund - Class I Shares	—	40,003	(1,744,841)	—
Janus Henderson Global Select Fund - Class N Shares	131,656	80,994	3,226,021	13,645,967
Janus Henderson International Managed Volatility Fund - Class N Shares	247,569	87,722	1,358,913	16,521,002

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson International Value Fund - Class N Shares	498,935	16,003	535,529	17,045,743
Janus Henderson Large Cap Value Fund - Class N Shares	328,008	125,893	(1,353,151)	17,312,167
Janus Henderson Mid Cap Value Fund - Class N Shares	37,559	15,914	(303,369)	6,493,915
Janus Henderson Overseas Fund - Class N Shares	597,777	(279,171)	2,928,194	30,688,232
Janus Henderson Small Cap Value Fund - Class N Shares	210,449	60,321	(411,345)	10,136,710
Janus Henderson Triton Fund - Class N Shares	15,538	535,798	550,070	9,862,432
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	557,904	944,092	73,651	13,694,269
Total Equity Funds	$4,400,022	$3,571,461	$8,128,632	$214,619,280
Fixed Income Funds – 11.1%
Janus Henderson Global Bond Fund - Class N Shares	597,308	(26,754)	842,533	29,572,572
Total Affiliated Investments – 100.1%	$5,570,680	$3,549,955	$8,886,155	$267,404,013

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 100.1%
Alternative Funds – 8.7%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,348,949	1,007,986	(98,943)	2,257,992
Equity Funds – 80.3%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,202,772	212,555	(68,046)	1,347,281
Janus Henderson Asia Equity Fund - Class I Shares	361,410	19,239	(380,649)	—
Janus Henderson Asia Equity Fund - Class N Shares	—	349,998	(2,168)	347,830
Janus Henderson Contrarian Fund - Class I Shares	436,956	1,788	(438,744)	—
Janus Henderson Contrarian Fund - Class N Shares	—	475,754	(66,129)	409,625
Janus Henderson Emerging Markets Fund - Class N Shares	1,631,371	73,080	(573,829)	1,130,622
Janus Henderson Enterprise Fund - Class N Shares	107,753	4,720	(20,384)	92,089
Janus Henderson Forty Fund - Class N Shares	189,395	17,609	(53,563)	153,441
Janus Henderson Global Real Estate Fund - Class I Shares	898,885	78,871	(977,756)	—
Janus Henderson Global Real Estate Fund - Class N Shares	—	940,920	(5,811)	935,109
Janus Henderson Global Research Fund - Class I Shares	174,213	714	(174,927)	—
Janus Henderson Global Research Fund - Class N Shares	—	181,009	(14,713)	166,296
Janus Henderson Global Select Fund - Class I Shares	798,912	3,272	(802,184)	—
Janus Henderson Global Select Fund - Class N Shares	—	829,660	(31,650)	798,010
Janus Henderson International Managed Volatility Fund - Class N Shares	1,646,087	216,504	(91,851)	1,770,740
Janus Henderson International Value Fund - Class N Shares	1,456,648	117,551	(78,958)	1,495,241
Janus Henderson Large Cap Value Fund - Class N Shares	1,097,977	178,711	(135,477)	1,141,211
Janus Henderson Mid Cap Value Fund - Class N Shares	420,647	54,613	(78,806)	396,454

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Overseas Fund - Class N Shares	926,536	50,776	(49,615)	927,697
Janus Henderson Small Cap Value Fund - Class N Shares	442,824	51,551	(39,202)	455,173
Janus Henderson Triton Fund - Class N Shares	358,667	25,796	(59,399)	325,064
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,320,714	101,890	(191,105)	1,231,499
Fixed Income Funds – 11.1%
Janus Henderson Global Bond Fund - Class N Shares	2,611,863	557,537	(151,791)	3,017,609

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$23,212,161	$-	$-
Equity Funds	214,619,280	-	-
Fixed Income Funds	29,572,572	-	-
Total Assets	$267,404,013	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Investment Companies£ – 100.1%
Alternative Funds – 11.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,854,807	$29,347,414
Equity Funds – 58.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,337,476	14,043,500
Janus Henderson Asia Equity Fund - Class N Shares	237,550	2,881,484
Janus Henderson Contrarian Fund - Class N Shares	280,450	5,465,977
Janus Henderson Emerging Markets Fund - Class N Shares	772,979	8,363,628
Janus Henderson Enterprise Fund - Class N Shares	64,671	8,049,655
Janus Henderson Forty Fund - Class N Shares	104,238	3,572,226
Janus Henderson Global Real Estate Fund - Class N Shares	649,839	7,427,655
Janus Henderson Global Research Fund - Class N Shares	114,526	9,109,403
Janus Henderson Global Select Fund - Class N Shares	559,398	9,565,704
Janus Henderson International Managed Volatility Fund - Class N Shares	1,247,340	11,637,679
Janus Henderson International Value Fund - Class N Shares	1,050,639	11,977,287
Janus Henderson Large Cap Value Fund - Class N Shares	806,809	12,239,291
Janus Henderson Mid Cap Value Fund - Class N Shares	267,654	4,384,181
Janus Henderson Overseas Fund - Class N Shares	648,814	21,462,760
Janus Henderson Small Cap Value Fund - Class N Shares	312,922	6,968,775
Janus Henderson Triton Fund - Class N Shares	230,674	6,998,644
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	862,778	9,594,096
		153,741,945
Fixed Income Funds – 31.0%
Janus Henderson Global Bond Fund - Class N Shares	7,624,374	74,718,865
Janus Henderson Short-Term Bond Fund - Class N Shares	2,488,390	7,415,402
		82,134,267
Total Investments (total cost $233,544,233) – 100.1%		265,223,626
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(179,209)
Net Assets – 100%		$265,044,417

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 100.1%
Alternative Funds – 11.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$841,037	$17,889	$(59,304)	$29,347,414
Equity Funds – 58.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	994,546	33,413	(144,678)	14,043,500
Janus Henderson Asia Equity Fund - Class I Shares	80,007	157,111	(341,744)	—
Janus Henderson Asia Equity Fund - Class N Shares	(345,574)	1,755	485,471	2,881,484
Janus Henderson Contrarian Fund - Class I Shares	—	(1,591)	(445,339)	—
Janus Henderson Contrarian Fund - Class N Shares	255,004	3,686	336,947	5,465,977
Janus Henderson Emerging Markets Fund - Class N Shares	119,569	808,968	270,144	8,363,628
Janus Henderson Enterprise Fund - Class N Shares	(111,223)	254,530	899,583	8,049,655
Janus Henderson Forty Fund - Class N Shares	287,084	(381,704)	709,777	3,572,226
Janus Henderson Global Real Estate Fund - Class I Shares	269,690	50,392	(2,113,954)	—
Janus Henderson Global Real Estate Fund - Class N Shares	21,509	1,360	2,349,767	7,427,655
Janus Henderson Global Research Fund - Class I Shares	—	46,188	(1,516,904)	—
Janus Henderson Global Research Fund - Class N Shares	75,563	334,343	2,054,286	9,109,403
Janus Henderson Global Select Fund - Class I Shares	(127,430)	42,101	(1,345,805)	—
Janus Henderson Global Select Fund - Class N Shares	93,614	399,147	2,140,517	9,565,704

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson International Managed Volatility Fund - Class N Shares	160,031	120,225	921,841	11,637,679
Janus Henderson International Value Fund - Class N Shares	(990,502)	164,028	318,191	11,977,287
Janus Henderson Large Cap Value Fund - Class N Shares	1,140,351	568,420	(1,412,806)	12,239,291
Janus Henderson Mid Cap Value Fund - Class N Shares	483,283	62,243	(245,683)	4,384,181
Janus Henderson Overseas Fund - Class N Shares	(32,619)	59,136	2,014,948	21,462,760
Janus Henderson Small Cap Value Fund - Class N Shares	290,496	270,810	(461,890)	6,968,775
Janus Henderson Triton Fund - Class N Shares	229,120	862,098	(20,577)	6,998,644
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	491,284	811,339	(79,723)	9,594,096
Total Equity Funds	$3,383,803	$4,667,998	$4,372,369	$153,741,945
Fixed Income Funds – 31.0%
Janus Henderson Global Bond Fund - Class N Shares	1,520,399	(115,559)	2,202,173	74,718,865
Janus Henderson Short-Term Bond Fund - Class N Shares	111,559	(4,095)	(94,989)	7,415,402
Total Fixed Income Funds	$1,631,958	$(119,654)	$2,107,184	$82,134,267
Total Affiliated Investments – 100.1%	$5,856,798	$4,566,233	$6,420,249	$265,223,626

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 100.1%
Alternative Funds – 11.1%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,137,794	888,234	(171,221)	2,854,807
Equity Funds – 58.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,248,358	176,645	(87,527)	1,337,476
Janus Henderson Asia Equity Fund - Class I Shares	279,760	9,714	(289,474)	—
Janus Henderson Asia Equity Fund - Class N Shares	—	238,601	(1,051)	237,550
Janus Henderson Contrarian Fund - Class I Shares	337,330	692	(338,022)	—
Janus Henderson Contrarian Fund - Class N Shares	—	360,337	(79,887)	280,450
Janus Henderson Emerging Markets Fund - Class N Shares	1,242,665	41,567	(511,253)	772,979
Janus Henderson Enterprise Fund - Class N Shares	80,351	2,604	(18,284)	64,671
Janus Henderson Forty Fund - Class N Shares	138,565	10,921	(45,248)	104,238
Janus Henderson Global Real Estate Fund - Class I Shares	676,962	31,649	(708,611)	—
Janus Henderson Global Real Estate Fund - Class N Shares	—	652,706	(2,867)	649,839
Janus Henderson Global Research Fund - Class I Shares	124,166	255	(124,421)	—
Janus Henderson Global Research Fund - Class N Shares	—	127,431	(12,905)	114,526
Janus Henderson Global Select Fund - Class I Shares	625,146	1,282	(626,428)	—
Janus Henderson Global Select Fund - Class N Shares	—	633,840	(74,442)	559,398
Janus Henderson International Managed Volatility Fund - Class N Shares	1,187,676	142,692	(83,028)	1,247,340

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson International Value Fund - Class N Shares	1,171,756	53,712	(174,829)	1,050,639
Janus Henderson Large Cap Value Fund - Class N Shares	825,683	119,234	(138,108)	806,809
Janus Henderson Mid Cap Value Fund - Class N Shares	299,657	34,368	(66,371)	267,654
Janus Henderson Overseas Fund - Class N Shares	730,389	26,383	(107,958)	648,814
Janus Henderson Small Cap Value Fund - Class N Shares	353,771	32,580	(73,429)	312,922
Janus Henderson Triton Fund - Class N Shares	285,510	15,969	(70,805)	230,674
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	950,210	62,381	(149,813)	862,778
Fixed Income Funds – 31.0%
Janus Henderson Global Bond Fund - Class N Shares	6,680,452	1,432,906	(488,984)	7,624,374
Janus Henderson Short-Term Bond Fund - Class N Shares	2,569,101	91,302	(172,013)	2,488,390

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$29,347,414	$-	$-
Equity Funds	153,741,945	-	-
Fixed Income Funds	82,134,267	-	-
Total Assets	$265,223,626	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Investment Companies – 12.5%
Money Markets – 12.5%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%(a),ºº,£ (cost $13,842,273)	13,842,273	$13,842,273
U.S. Government Agency Notes – 85.1%
United States Treasury Bill:
0%, 4/12/18◊	$18,000,000	18,003,552
0%, 5/10/18†,◊	18,000,000	17,969,076
0%, 6/7/18◊	15,000,000	14,954,302
0%, 7/12/18◊	15,000,000	14,926,745
0%, 8/9/18◊	10,500,000	10,431,156
0%, 9/6/18◊	18,000,000	17,854,562
Total U.S. Government Agency Notes (cost $94,153,709)		94,139,393
Total Investments (total cost $107,995,982) – 97.6%		107,981,666
Cash, Receivables and Other Assets, net of Liabilities – 2.4%		2,669,269
Net Assets – 100%		$110,650,935

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 12.5%
Money Markets – 12.5%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%(a),ºº	$64,984	$—	$—	$13,842,273

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 12.5%
Money Markets – 12.5%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%(a),ºº	5,561,820	85,261,227	(76,980,774)	13,842,273

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Brent Crude(a)	52	4/30/18	$3,605,680	$125	$18
Cotton(a)	89	7/9/18	3,640,100	5,144	(18,655)
Euro-Bund	222	6/7/18	43,544,568	123,618	52,323
Gold(a)	15	8/29/18	1,999,950	(6,115)	(16,712)
Live Cattle(a)	7	8/31/18	284,130	(27,046)	(23,987)
S&P 500 E-mini	70	6/15/18	9,250,500	(29,975)	46,126
Silver(a)	25	7/27/18	2,044,250	(1,188)	16,093
Soybean(a)	71	11/14/18	3,719,513	49,239	62,565
WTI Crude(a)	57	7/20/18	3,650,280	137,325	(12,915)
Total - Futures Purchased				251,127	104,856
Futures Sold:

Coffee(a)	(45)	7/19/18	(2,028,375)	50,277	6,541
Copper(a)	(27)	7/27/18	(2,056,050)	57,676	(8,449)
Corn(a)	(106)	7/13/18	(2,100,125)	(44,823)	(37,284)
Live Cattle(a)	(47)	10/31/18	(1,981,990)	2,406	2,260
Sugar(a)	(141)	9/28/18	(2,032,430)	20,015	14,792
US Dollar Index	(80)	6/18/18	(7,184,960)	(35,437)	(164,692)
Wheat(a)	(87)	7/13/18	(2,037,975)	111,415	(5,380)
Total - Futures Sold				161,529	(192,212)
Total				$412,656	$(87,356)

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Barclays Capital, Inc.:

3 month USD LIBOR plus 20 basis points	Bloomberg Barclays U.S. Credit RBI Series-1 Index	Monthly	5/1/18	24,000,000	USD	$(50,668)

BNP Paribas:

Plus 19 basis points(a)	A long/short basket of commodity indices(1)	Monthly	4/30/18	112,900,000	USD	(2,941)
Minus 20 basis points	A long/short basket of equity indices(2)	Monthly	5/3/18	17,000,000	USD	17
Plus 40 basis points	A long/short basket of equity indices(3)	Monthly	5/3/18	23,400,000	USD	(489)
						(3,413)

Goldman Sachs International:

1 month USD LIBOR plus 90 basis points	MSCI Daily Total Return Net Emerging Markets	Monthly	7/5/18	(21,262,934)	USD	(484,194)
MSCI Daily Total Return Gross World USD	1 month USD LIBOR Plus 25 basis points	Monthly	7/5/18	(17,709,347)	USD	379,907
						(104,287)
Total						$(158,368)

(1) Long Index – Bloomberg Commodity Index 2-4-6 Forward Blend, Short Index – Bloomberg Commodity Index

(2) Long Index – Russell 2000 Total Return Index, Short Index – Russell 1000 Total Return Index

(3) Long Index – S&P 500 Pure Value TR Index, Short Index – S&P 500 Pure Growth TR Index

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, purchased	$ 6,336,837
Forward foreign currency exchange contracts, sold	8,850,895
Futures contracts, purchased	41,224,629
Futures contracts, sold	52,897,316
Total return swaps, long	48,411,874
Total return swaps, short	(1,122,259)

Notes to Consolidated Schedule of Investments (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd.

†

All or a portion of this security has been segregated at the Fund’s custodian or counterparty to cover forward foreign currency exchange contracts, exchange-traded derivatives, centrally cleared derivatives, short sales, and/or securities with extended settlement dates. Assets segregated at the Fund’s custodian or counterparty are evaluated daily to ensure their cover and/or market value equals or exceeds the current market value of the Fund’s corresponding obligation value.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies	$-	$13,842,273	$-
U.S. Government Agency Notes	-	94,139,393	-
Total Investments in Securities	$-	$107,981,666	$-
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	-	379,924	-
Variation Margin Receivable	200,718	-	-
Total Assets	$200,718	$108,361,590	$-
Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$-	$538,292	$-
Variation Margin Payable	288,074	-	-
Total Liabilities	$288,074	$538,292	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Diversified Alternatives Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of March 31, 2018, the Fund owns 688,356 shares of the Subsidiary, with a market value of $9,859,010. This represents 11% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments includes the accounts of both the Fund and the Subsidiary.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions.

Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices or custom baskets of equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Consolidated Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Corporate Bonds – 16.3%
Banking – 2.4%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	$910,000	$1,026,207
HBOS Capital Funding LP, 6.8500%µ	100,000	101,530
Lloyds Banking Group PLC, 4.6500%, 3/24/26	500,000	501,536
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570%µ	412,000	459,637
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	1,000,000	1,061,006
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5698%µ	1,000,000	996,300
		4,146,216
Capital Goods – 1.1%
Berry Global Inc, 5.1250%, 7/15/23	865,000	874,757
Crown Americas LLC / Crown Americas Capital Corp IV, 4.5000%, 1/15/23	1,000,000	992,500
		1,867,257
Communications – 5.8%
AT&T Inc, 2.4500%, 6/30/20	1,000,000	988,392
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27	500,000	500,000
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	961,086
Deutsche Telekom International Finance BV, 1.9500%, 9/19/21	1,000,000	958,538
Sirius XM Radio Inc, 6.0000%, 7/15/24	1,000,000	1,030,000
Telenet Finance Luxembourg Notes Sarl, 5.5000%, 3/1/28 (144A)	1,000,000	956,250
T-Mobile USA Inc, 4.5000%, 2/1/26	91,000	87,360
T-Mobile USA Inc, 4.7500%, 2/1/28	215,000	206,669
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 5.0000%, 1/15/25	500,000	508,750
Verizon Communications Inc, 1.7500%, 8/15/21	1,000,000	954,210
Virgin Media Secured Finance PLC, 5.2500%, 1/15/26	1,000,000	962,500
Vodafone Group PLC, 2.9500%, 2/19/23	1,000,000	971,677
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	1,000,000	976,250
		10,061,682
Consumer Cyclical – 0.7%
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	1,000,000	964,167
Service Corp International/US, 8.0000%, 11/15/21	200,000	226,000
		1,190,167
Consumer Non-Cyclical – 2.8%
Anheuser-Busch InBev Worldwide Inc, 4.6000%, 4/15/48¢	688,000	710,395
Aramark Services Inc, 5.1250%, 1/15/24	715,000	729,300
Aramark Services Inc, 4.7500%, 6/1/26	291,000	281,542
CVS Health Corp, 4.3000%, 3/25/28	158,000	158,976
HCA Inc, 5.2500%, 6/15/26	1,000,000	1,013,000
Johnson & Johnson, 2.9000%, 1/15/28	1,000,000	960,403
Philip Morris International Inc, 1.8750%, 2/25/21	1,000,000	966,850
		4,820,466
Insurance – 0.5%
Prudential PLC, 5.2500%µ	900,000	873,659
Technology – 3.0%
Apple Inc, 3.3500%, 2/9/27	1,000,000	987,255
Dell International LLC / EMC Corp, 5.4500%, 6/15/23	750,000	794,750
Equinix Inc, 5.3750%, 4/1/23	600,000	612,750
Iron Mountain Inc, 4.8750%, 9/15/27	1,000,000	927,500
Microsoft Corp, 3.3000%, 2/6/27	1,000,000	992,109
Oracle Corp, 3.9000%, 5/15/35	349,000	348,477
VMware Inc, 3.9000%, 8/21/27	708,000	669,767
		5,332,608
Total Corporate Bonds (cost $28,888,058)		28,292,055
Common Stocks – 80.9%
Aerospace & Defense – 0.8%
BAE Systems PLC	168,549	1,376,588
Air Freight & Logistics – 1.6%
Deutsche Post AG	64,326	2,812,589
Automobiles – 1.9%
General Motors Co	33,311	1,210,522
Toyota Motor Corp	32,900	2,144,542
		3,355,064
Banks – 9.8%
Bank of China Ltd	2,527,000	1,373,433
BAWAG Group AG*	27,902	1,531,874
BNP Paribas SA	34,678	2,570,902
ING Groep NV	139,740	2,359,883
JPMorgan Chase & Co	13,073	1,437,638
Mitsubishi UFJ Financial Group Inc	350,800	2,328,642
Nordea Bank AB	175,883	1,879,617

Shares or Principal Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Standard Chartered PLC	128,890	$1,290,437
Swedbank AB	98,390	2,206,783
		16,979,209
Beverages – 2.8%
Carlsberg A/S	11,144	1,331,894
Coca-Cola Co	31,776	1,380,032
Diageo PLC	62,457	2,112,624
		4,824,550
Capital Markets – 3.0%
Blackstone Group LP	54,476	1,740,508
Credit Suisse Group AG*	47,231	792,759
Natixis SA	325,260	2,669,480
		5,202,747
Chemicals – 2.7%
BASF SE	14,215	1,444,507
DowDuPont Inc	31,600	2,013,236
Nutrien Ltd	26,660	1,259,952
		4,717,695
Commercial Services & Supplies – 1.6%
Prosegur Cash SA	583,181	1,755,206
Societe BIC SA	10,705	1,065,573
		2,820,779
Communications Equipment – 1.3%
Cisco Systems Inc	53,986	2,315,460
Diversified Financial Services – 1.1%
Standard Life Aberdeen PLC	376,893	1,904,346
Diversified Telecommunication Services – 2.8%
Deutsche Telekom AG	103,863	1,694,131
Orange SA	110,642	1,878,774
Verizon Communications Inc	28,146	1,345,942
		4,918,847
Electric Utilities – 2.2%
Enel SpA	344,351	2,109,637
SSE PLC	97,128	1,740,529
		3,850,166
Electrical Equipment – 0.8%
ABB Ltd	60,346	1,437,551
Energy Equipment & Services – 1.0%
Tenaris SA	98,416	1,701,263
Equity Real Estate Investment Trusts (REITs) – 2.8%
Crown Castle International Corp	13,368	1,465,266
CyrusOne Inc	14,764	756,064
Eurocommercial Properties NV	26,610	1,100,528
ICADE	15,296	1,486,364
		4,808,222
Food Products – 2.4%
Nestle SA	53,873	4,266,270
Health Care Equipment & Supplies – 1.0%
Medtronic PLC	22,172	1,778,638
Hotels, Restaurants & Leisure – 0.9%
Las Vegas Sands Corp	21,123	1,518,744
Industrial Conglomerates – 2.3%
CK Hutchison Holdings Ltd	115,000	1,382,643
Siemens AG	20,333	2,593,161
		3,975,804
Information Technology Services – 0.4%
Sabre Corp	35,556	762,676
Insurance – 2.1%
AXA SA	47,830	1,273,172
Prudential PLC	97,793	2,444,214
		3,717,386
Leisure Products – 0.4%
Hasbro Inc	7,894	665,464
Media – 0.5%
ITV PLC	461,910	935,481
Metals & Mining – 1.1%
Rio Tinto PLC	37,161	1,886,462
Multi-Utilities – 0.8%
National Grid PLC	125,306	1,408,969
Oil, Gas & Consumable Fuels – 8.1%
BP PLC	429,869	2,894,107
Chevron Corp	25,011	2,852,254
Occidental Petroleum Corp	33,809	2,196,233

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Royal Dutch Shell PLC	90,019	$2,870,565
Snam SpA	135,932	625,210
TOTAL SA	48,115	2,734,217
		14,172,586
Paper & Forest Products – 1.2%
UPM-Kymmene OYJ	57,115	2,119,206
Personal Products – 1.5%
Unilever NV	45,728	2,584,617
Pharmaceuticals – 7.3%
Bayer AG	19,830	2,241,966
Johnson & Johnson	8,245	1,056,597
Novartis AG	32,295	2,613,552
Novo Nordisk A/S	22,165	1,090,778
Pfizer Inc	103,969	3,689,860
Roche Holding AG	8,410	1,929,522
		12,622,275
Professional Services – 1.9%
RELX NV	155,547	3,226,587
Real Estate Management & Development – 0.7%
Nexity SA*	18,117	1,162,098
Semiconductor & Semiconductor Equipment – 2.2%
Maxim Integrated Products Inc	27,420	1,651,232
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	51,740	2,264,142
		3,915,374
Software – 3.2%
Microsoft Corp	60,664	5,536,803
Specialty Retail – 0.7%
Best Buy Co Inc	16,461	1,152,105
Textiles, Apparel & Luxury Goods – 1.2%
Hanesbrands Inc	50,074	922,363
Pandora A/S	10,755	1,165,989
		2,088,352
Tobacco – 3.4%
British American Tobacco PLC	21,059	1,222,324
Imperial Brands PLC	64,042	2,182,136
Japan Tobacco Inc	45,300	1,296,450
Philip Morris International Inc	11,434	1,136,540
		5,837,450
Trading Companies & Distributors – 0.7%
Watsco Inc	6,425	1,162,732
Wireless Telecommunication Services – 0.7%
Vodafone Group PLC	469,182	1,284,528
Total Common Stocks (cost $127,450,274)		140,805,683
Investment Companies – 8.2%
Money Markets – 8.2%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $14,296,164)	14,296,164	14,296,164
Total Investments (total cost $170,634,496) – 105.4%		183,393,902
Liabilities, net of Cash, Receivables and Other Assets – (5.4)%		(9,384,699)
Net Assets – 100%		$174,009,203

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$73,243,443	39.9%
United Kingdom	31,511,062	17.2
France	14,840,580	8.1
Germany	12,253,642	6.7
Switzerland	11,039,654	6.0
Netherlands	9,271,615	5.1
Japan	5,769,634	3.1
Italy	4,436,110	2.4
Sweden	4,086,400	2.2
Denmark	3,588,661	2.0
Taiwan	2,264,142	1.2
Finland	2,119,206	1.2
Spain	1,755,206	1.0
Belgium	1,666,645	0.9

Austria	1,531,874	0.8
Hong Kong	1,382,643	0.8
China	1,373,433	0.7
Canada	1,259,952	0.7

Total	$183,393,902	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	4/26/18	(5,277,849)	$7,377,295	$(34,125)
Euro	4/26/18	(7,099,267)	8,744,764	(5,039)
Total				$(39,164)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$15,614,931

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $2,896,667, which represents 1.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets

Investments in Securities:
Corporate Bonds	$-	$27,581,660	$710,395
Common Stocks
Aerospace & Defense	-	1,376,588	-
Air Freight & Logistics	-	2,812,589	-
Automobiles	1,210,522	2,144,542	-
Banks	1,437,638	15,541,571	-
Beverages	1,380,032	3,444,518	-
Capital Markets	1,740,508	3,462,239	-
Chemicals	3,273,188	1,444,507	-
Commercial Services & Supplies	-	2,820,779	-
Diversified Financial Services	-	1,904,346	-
Diversified Telecommunication Services	1,345,942	3,572,905	-
Electric Utilities	-	3,850,166	-
Electrical Equipment	-	1,437,551	-
Energy Equipment & Services	-	1,701,263	-
Equity Real Estate Investment Trusts (REITs)	2,221,330	2,586,892	-
Food Products	-	4,266,270	-
Industrial Conglomerates	-	3,975,804	-
Insurance	-	3,717,386	-
Media	-	935,481	-
Metals & Mining	-	1,886,462	-
Multi-Utilities	-	1,408,969	-
Oil, Gas & Consumable Fuels	5,048,487	9,124,099	-
Paper & Forest Products	-	2,119,206	-
Personal Products	-	2,584,617	-
Pharmaceuticals	4,746,457	7,875,818	-
Professional Services	-	3,226,587	-
Real Estate Management & Development	-	1,162,098	-
Textiles, Apparel & Luxury Goods	922,363	1,165,989	-
Tobacco	1,136,540	4,700,910	-
Wireless Telecommunication Services	-	1,284,528	-
All Other	18,807,996	-	-
Investment Companies	14,296,164	-	-
Total Assets	$57,567,167	$125,116,340	$710,395
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$39,164	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $59,268,823 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 99.0%
Air Freight & Logistics – 0.1%
Hyundai Glovis Co Ltd	36	$6,176
Airlines – 0.5%
Air China Ltd	4,000	5,156
China Southern Airlines Co Ltd	8,000	8,424
Turk Hava Yollari AO*	9,216	45,391
		58,971
Auto Components – 1.6%
Bharat Forge Ltd	3,040	32,802
Fuyao Glass Industry Group Co Ltd (144A)	3,600	13,982
Hanon Systems	3,672	40,153
Hyundai Mobis Co Ltd	128	30,563
Motherson Sumi Systems Ltd	10,360	49,706
Nexteer Automotive Group Ltd	13,000	19,859
		187,065
Automobiles – 3.1%
Bajaj Auto Ltd	516	21,796
Brilliance China Automotive Holdings Ltd	8,000	16,827
Dongfeng Motor Group Co Ltd	26,000	30,338
Geely Automobile Holdings Ltd	36,000	105,153
Guangzhou Automobile Group Co Ltd	14,000	26,006
Hero MotoCorp Ltd	425	23,191
Hyundai Motor Co	201	27,179
Kia Motors Corp	452	13,553
Mahindra & Mahindra Ltd	630	7,156
Maruti Suzuki India Ltd	571	78,013
		349,212
Banks – 17.8%
Abu Dhabi Commercial Bank PJSC	2,544	4,570
Alior Bank SA*	1,467	31,587
Banco de Chile	345,977	58,181
Banco Santander Chile	424,326	35,780
Bank Central Asia Tbk PT	76,600	130,076
Bank Mandiri Persero Tbk PT	137,100	76,696
Bank Negara Indonesia Persero Tbk PT	157,000	99,365
Bank Rakyat Indonesia Persero Tbk PT	159,000	41,740
BDO Unibank Inc	15,670	41,895
BNK Financial Group Inc	657	6,590
Chang Hwa Commercial Bank Ltd	47,250	27,442
China Merchants Bank Co Ltd	5,500	22,816
CIMB Group Holdings Bhd	43,400	80,801
Credicorp Ltd	500	113,520
CTBC Financial Holding Co Ltd	21,240	15,347
Dubai Islamic Bank PJSC	10,710	15,483
E.Sun Financial Holding Co Ltd	89,505	60,534
First Abu Dhabi Bank PJSC	12,793	40,806
First Financial Holding Co Ltd	138,657	96,783
Hana Financial Group Inc	553	23,752
Hong Leong Bank Bhd	11,500	55,960
Hua Nan Financial Holdings Co Ltd	62,450	37,684
Industrial Bank of Korea	1,266	18,606
Kasikornbank PCL	9,300	63,487
KB Financial Group Inc	910	52,679
Komercni banka as	483	22,056
Krung Thai Bank PCL	57,500	35,015
Malayan Banking Bhd	22,800	62,132
mBank SA	102	12,502
Mega Financial Holding Co Ltd	19,000	16,430
Moneta Money Bank AS	8,386	34,803
OTP Bank PLC	2,144	96,716
Powszechna Kasa Oszczednosci Bank Polski SA*	4,443	52,589
Public Bank Bhd	32,600	203,404
Sberbank of Russia PJSC (ADR)	4,044	75,526
Siam Commercial Bank PCL	8,200	37,718
SinoPac Financial Holdings Co Ltd	75,000	26,689
Taishin Financial Holding Co Ltd	37,538	18,543
Taiwan Cooperative Financial Holding Co Ltd	147,588	87,233
		2,033,536
Beverages – 1.4%
Arca Continental SAB de CV	3,100	21,531

Shares		Value
Common Stocks – (continued)
Beverages – (continued)
China Resources Beer Holdings Co Ltd	14,000	$61,223
Cia Cervecerias Unidas SA	2,998	44,146
Fomento Economico Mexicano SAB de CV	1,100	10,071
United Spirits Ltd*	520	25,149
		162,120
Biotechnology – 1.4%
3SBio Inc (144A)	24,000	54,525
Celltrion Inc	52	15,362
Medy-Tox Inc	6	4,238
SillaJen Inc*	804	81,638
		155,763
Capital Markets – 0.2%
Samsung Securities Co Ltd	64	2,380
Yuanta Financial Holding Co Ltd	33,000	15,223
		17,603
Chemicals – 2.4%
Indorama Ventures PCL	34,700	63,292
LG Chem Ltd	86	31,499
OCI Co Ltd	137	20,460
Petronas Chemicals Group Bhd	22,900	48,416
PTT Global Chemical PCL	38,300	116,529
		280,196
Commercial Services & Supplies – 0.2%
China Everbright International Ltd	17,000	24,005
Communications Equipment – 0.1%
ZTE Corp	4,000	13,200
Construction & Engineering – 0.1%
Gamuda Bhd	1,800	2,409
Larsen & Toubro Ltd	237	4,808
		7,217
Construction Materials – 0.5%
Anhui Conch Cement Co Ltd	4,500	24,825
China National Building Material Co Ltd	14,000	15,409
Grasim Industries Ltd	782	12,666
Taiwan Cement Corp	3,000	3,790
		56,690
Consumer Finance – 0.5%
Mahindra & Mahindra Financial Services Ltd	415	2,966
Shriram Transport Finance Co Ltd	2,528	56,081
		59,047
Distributors – 0.3%
Imperial Holdings Ltd	1,992	39,392
Diversified Consumer Services – 0.1%
New Oriental Education & Technology Group Inc (ADR)	100	8,765
TAL Education Group (ADR)	200	7,418
		16,183
Diversified Financial Services – 0.4%
Ayala Corp	1,555	28,431
Fubon Financial Holding Co Ltd	9,000	15,624
		44,055
Diversified Telecommunication Services – 5.0%
China Telecom Corp Ltd	8,000	3,548
Chunghwa Telecom Co Ltd	98,000	376,271
Emirates Telecommunications Group Co PJSC	14,846	71,464
Hellenic Telecommunications Organization SA	5,327	72,382
Telekom Malaysia Bhd	25,400	34,204
Telekomunikasi Indonesia Persero Tbk PT	36,100	9,476
		567,345
Electric Utilities – 1.6%
CEZ AS	4,071	101,646
Equatorial Energia SA	200	4,332
Interconexion Electrica SA ESP	7,553	36,011
Tenaga Nasional Bhd	10,600	44,435
		186,424
Electronic Equipment, Instruments & Components – 1.6%
AAC Technologies Holdings Inc	500	9,143
AU Optronics Corp	19,000	8,878
Samsung SDI Co Ltd	455	82,639
Sunny Optical Technology Group Co Ltd	1,900	35,849
Synnex Technology International Corp	3,000	4,520
Yageo Corp	2,000	36,286
		177,315

Shares		Value
Common Stocks – (continued)
Energy Equipment & Services – 0.2%
Dialog Group BHD	37,100	$28,512
Equity Real Estate Investment Trusts (REITs) – 0.1%
Fortress REIT Ltd	3,459	3,510
Growthpoint Properties Ltd	5,599	13,526
		17,036
Food & Staples Retailing – 2.2%
CP ALL PCL	61,300	171,256
E-MART Inc	48	12,264
President Chain Store Corp	3,000	30,419
Raia Drogasil SA	400	9,064
SPAR Group Ltd	152	2,602
Sun Art Retail Group Ltd	11,500	13,544
Wal-Mart de Mexico SAB de CV	3,200	8,189
		247,338
Food Products – 3.4%
Britannia Industries Ltd	656	50,315
Charoen Pokphand Foods PCL	15,300	12,379
China Huishan Dairy Holdings Co Ltd*,¢	55,000	0
China Mengniu Dairy Co Ltd	1,000	3,462
CJ CheilJedang Corp	26	7,863
IOI Corp Bhd	9,700	11,999
JBS SA	1,800	5,098
Kuala Lumpur Kepong Bhd	9,700	64,371
Nestle India Ltd	201	25,407
Nestle Malaysia Bhd	700	27,381
Orion Corp/Republic of Korea	578	69,706
PPB Group Bhd	10,600	52,601
Tiger Brands Ltd	229	7,200
Tingyi Cayman Islands Holding Corp	4,000	8,364
Uni-President Enterprises Corp	3,000	7,080
Want Want China Holdings Ltd	50,000	40,484
		393,710
Gas Utilities – 3.2%
China Gas Holdings Ltd	40,600	148,939
China Resources Gas Group Ltd	4,000	13,971
ENN Energy Holdings Ltd	13,000	116,599
GAIL India Ltd	3,007	15,255
GAIL India Ltd (PP)*	1,002	5,048
Infraestructura Energetica Nova SAB de CV	13,300	65,402
		365,214
Health Care Providers & Services – 1.2%
Bangkok Dusit Medical Services PCL	57,000	42,929
Bumrungrad Hospital PCL	6,700	44,476
IHH Healthcare Bhd	18,200	28,297
Netcare Ltd	6,227	14,803
Shanghai Pharmaceuticals Holding Co Ltd	3,400	9,156
		139,661
Hotels, Restaurants & Leisure – 2.1%
Jollibee Foods Corp	9,930	57,049
Kangwon Land Inc	421	10,817
Minor International PCL	45,200	55,145
OPAP SA	3,361	38,533
Yum China Holdings Inc	1,900	78,850
		240,394
Household Durables – 0.4%
Coway Co Ltd	221	18,298
Haier Electronics Group Co Ltd	8,000	28,807
		47,105
Household Products – 0.6%
Hindustan Unilever Ltd	2,460	50,619
Unilever Indonesia Tbk PT	4,300	15,497
		66,116
Independent Power and Renewable Electricity Producers – 0.1%
Enel Generacion Chile SA	6,433	5,250
NTPC Ltd	1,753	4,571
		9,821
Industrial Conglomerates – 2.0%
Berli Jucker PCL	26,200	47,478
Bidvest Group Ltd	2,503	47,505
Far Eastern New Century Corp	2,000	1,818
SK Holdings Co Ltd	77	21,652
SM Investments Corp	6,290	111,265
		229,718

Shares		Value
Common Stocks – (continued)
Information Technology Services – 1.5%
Infosys Ltd	2,604	$45,447
Samsung SDS Co Ltd	36	8,615
Tata Consultancy Services Ltd	944	41,388
Tech Mahindra Ltd	2,828	27,957
TravelSky Technology Ltd	1,000	2,930
Vakrangee Ltd	2,912	10,094
Wipro Ltd	7,543	32,718
		169,149
Insurance – 2.2%
Cathay Financial Holding Co Ltd	4,000	7,181
China Life Insurance Co Ltd/Taiwan	23,633	24,649
DB Insurance Co Ltd	119	7,373
Discovery Ltd	803	11,583
Hyundai Marine & Fire Insurance Co Ltd	754	27,853
Ping An Insurance Group Co of China Ltd	2,500	25,725
Powszechny Zaklad Ubezpieczen SA	8,176	99,903
Samsung Fire & Marine Insurance Co Ltd	60	15,125
Sanlam Ltd	2,876	20,773
Shin Kong Financial Holding Co Ltd	33,000	12,657
		252,822
Internet Software & Services – 2.0%
58.com Inc (ADR)*	100	7,986
Alibaba Group Holding Ltd (ADR)*	100	18,354
Kakao Corp	350	43,003
NAVER Corp	7	5,191
Tencent Holdings Ltd	2,600	138,406
Weibo Corp (ADR)*	100	11,954
		224,894
Life Sciences Tools & Services – 0.1%
Samsung Biologics Co Ltd (144A)*	19	8,740
Machinery – 1.1%
Airtac International Group	1,000	18,037
China Conch Venture Holdings Ltd	15,000	46,040
Haitian International Holdings Ltd	1,000	3,042
Hiwin Technologies Corp	4,000	57,652
		124,771
Marine – 0.1%
MISC Bhd	4,100	7,499
Media – 0%
Zee Entertainment Enterprises Ltd	629	5,583
Metals & Mining – 3.2%
China Steel Corp	14,000	11,216
Eregli Demir ve Celik Fabrikalari TAS	16,023	42,292
Gold Fields Ltd	3,914	15,801
JSW Steel Ltd	5,099	22,713
Kumba Iron Ore Ltd	1,020	24,497
MMC Norilsk Nickel PJSC (ADR)	2,526	46,879
Novolipetsk Steel OJSC (GDR)	2,691	67,130
POSCO	43	13,581
Severstal PJSC (GDR)	3,567	53,892
Southern Copper Corp	200	10,836
Tata Steel Ltd	5,278	46,549
Vale SA	634	8,107
		363,493
Multiline Retail – 1.1%
Lotte Shopping Co Ltd	136	30,101
SACI Falabella	1,997	19,273
Shinsegae Inc	242	79,739
		129,113
Oil, Gas & Consumable Fuels – 7.6%
CNOOC Ltd	43,000	63,458
Coal India Ltd	2,252	9,819
Ecopetrol SA	48,175	46,487
Empresas COPEC SA	2,224	34,942
Energy Absolute PCL	12,600	17,714
Exxaro Resources Ltd	1,050	9,682
Formosa Petrochemical Corp	3,000	12,361
Gazprom PJSC (ADR)	6,709	32,723
IRPC PCL	150,400	34,996
Kunlun Energy Co Ltd	10,000	8,691
LUKOIL PJSC (ADR)	940	64,849
MOL Hungarian Oil & Gas PLC	2,288	25,090
Novatek PJSC (GDR)	271	37,175

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Oil & Natural Gas Corp Ltd	4,475	$12,247
Petronet LNG Ltd	10,736	38,247
PTT Exploration & Production PCL	11,000	40,627
PTT PCL	3,100	54,572
Reliance Industries Ltd	6,239	84,845
SK Innovation Co Ltd	49	9,709
S-Oil Corp	343	38,720
Surgutneftegas OJSC (ADR)	1,172	5,736
Tatneft PJSC (ADR)	1,204	76,098
Thai Oil PCL	24,500	71,370
Tupras Turkiye Petrol Rafinerileri AS	458	12,788
United Tractors Tbk PT	12,800	29,874
		872,820
Paper & Forest Products – 2.2%
Empresas CMPC SA	9,223	35,145
Fibria Celulose SA	3,400	66,980
Lee & Man Paper Manufacturing Ltd	16,000	17,061
Nine Dragons Paper Holdings Ltd	40,000	60,635
Sappi Ltd	1,551	9,998
Suzano Papel e Celulose SA	6,400	64,679
		254,498
Personal Products – 1.8%
Amorepacific Corp	35	10,145
AMOREPACIFIC Group	56	7,241
Dabur India Ltd	1,661	8,395
Hengan International Group Co Ltd	14,000	130,469
LG Household & Health Care Ltd	42	47,174
		203,424
Pharmaceuticals – 3.7%
China Medical System Holdings Ltd	19,000	43,491
China Resources Pharmaceutical Group Ltd (144A)	10,000	14,096
Cipla Ltd/India	798	6,700
CSPC Pharmaceutical Group Ltd	82,000	220,754
Hanmi Pharm Co Ltd	39	18,997
Richter Gedeon Nyrt	2,187	45,784
Shanghai Fosun Pharmaceutical Group Co Ltd	6,500	40,430
Sino Biopharmaceutical Ltd	15,000	29,896
		420,148
Real Estate Management & Development – 2.5%
Central Pattana PCL	34,300	86,339
Country Garden Holdings Co Ltd	24,000	50,121
Fullshare Holdings Ltd*	15,000	8,381
NEPI Rockcastle PLC	3,395	33,299
SM Prime Holdings Inc	54,700	35,482
Sunac China Holdings Ltd	18,000	70,718
		284,340
Road & Rail – 0.6%
Localiza Rent a Car SA	900	7,830
Rumo SA*	15,600	62,145
		69,975
Semiconductor & Semiconductor Equipment – 3.5%
GCL-Poly Energy Holdings Ltd*	68,000	8,472
Globalwafers Co Ltd	3,000	48,554
Hanergy Thin Film Power Group Ltd*,¢	52,000	1,488
Macronix International*	6,000	10,322
MediaTek Inc	6,000	68,971
Semiconductor Manufacturing International Corp*	28,000	37,004
Siliconware Precision Industries Co Ltd	38,000	66,419
SK Hynix Inc	1,078	82,563
Win Semiconductors Corp	7,000	76,522
Winbond Electronics Corp	5,000	3,424
		403,739
Software – 0.6%
Kingsoft Corp Ltd	4,000	12,861
NCSoft Corp	136	52,705
		65,566
Specialty Retail – 0.4%
Hotel Shilla Co Ltd	356	31,029
Mr Price Group Ltd	818	19,735
		50,764
Textiles, Apparel & Luxury Goods – 2.4%
ANTA Sports Products Ltd	29,000	147,624
CCC SA	413	28,192

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
LPP SA	11	$28,118
Shenzhou International Group Holdings Ltd	7,000	74,585
		278,519
Tobacco – 0.8%
Gudang Garam Tbk PT	4,000	21,123
Hanjaya Mandala Sampoerna Tbk PT	87,400	25,364
KT&G Corp	455	42,653
		89,140
Transportation Infrastructure – 2.5%
Airports of Thailand PCL	86,900	183,905
Bangkok Expressway & Metro PCL	235,600	54,368
DP World Ltd	408	9,180
Jiangsu Expressway Co Ltd	18,000	25,612
Malaysia Airports Holdings Bhd	6,000	13,788
		286,853
Water Utilities – 0.1%
Guangdong Investment Ltd	4,000	6,337
Wireless Telecommunication Services – 4.6%
Advanced Info Service PCL	2,000	13,211
America Movil SAB de CV	39,900	38,137
Axiata Group Bhd	64,000	90,811
Bharti Airtel Ltd	1,978	12,221
China Mobile Ltd	500	4,575
DiGi.Com Bhd	43,300	52,029
Far EasTone Telecommunications Co Ltd	44,000	116,560
Maxis Bhd	20,800	30,671
Taiwan Mobile Co Ltd	37,000	138,795
TIM Participacoes SA	6,000	26,174
		523,184
Total Common Stocks (cost $10,151,588)		11,321,511
Preferred Stocks – 0.2%
Automobiles – 0.1%
Hyundai Motor Co	63	5,116
Hyundai Motor Co (2nd Pref)	71	6,232
		11,348
Chemicals – 0%
Sociedad Quimica y Minera de Chile SA	57	2,777
Oil, Gas & Consumable Fuels – 0.1%
Surgutneftegas OJSC (ADR)	1,900	9,538
Total Preferred Stocks (cost $23,013)		23,663
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $148,000)	148,000	148,000
Total Investments (total cost $10,322,601) – 100.5%		11,493,174
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(55,419)
Net Assets – 100%		$11,437,755

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$2,299,843	20.0%
Taiwan	1,559,914	13.6
Thailand	1,246,806	10.8
South Korea	1,189,672	10.3
Malaysia	939,720	8.2
India	870,472	7.6
Russia	469,546	4.1
Indonesia	449,211	3.9
Philippines	274,122	2.4
Brazil	254,409	2.2
Poland	252,891	2.2
South Africa	240,607	2.1
Chile	235,494	2.0
Hungary	167,590	1.5
Czech Republic	158,505	1.4
United States	148,000	1.3

Mexico	143,330	1.2
United Arab Emirates	141,503	1.2
Peru	124,356	1.1
Greece	110,915	1.0
Turkey	100,471	0.9
Colombia	82,498	0.7
Isle of Man	33,299	0.3

Total	$11,493,174	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	1,686	—	—	148,000

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	36,000	6,936,394	(6,824,394)	148,000

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $91,343, which represents 0.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$-	$6,176	$-
Airlines	-	58,971	-
Auto Components	-	187,065	-
Automobiles	-	349,212	-
Banks	207,481	1,826,055	-
Beverages	44,146	117,974	-
Biotechnology	-	155,763	-
Capital Markets	-	17,603	-
Chemicals	-	280,196	-
Commercial Services & Supplies	-	24,005	-
Communications Equipment	-	13,200	-
Construction & Engineering	-	7,217	-
Construction Materials	-	56,690	-
Consumer Finance	-	59,047	-
Distributors	-	39,392	-
Diversified Financial Services	-	44,055	-
Diversified Telecommunication Services	-	567,345	-
Electric Utilities	4,332	182,092	-
Electronic Equipment, Instruments & Components	-	177,315	-
Energy Equipment & Services	-	28,512	-
Equity Real Estate Investment Trusts (REITs)	-	17,036	-
Food & Staples Retailing	9,064	238,274	-
Food Products	5,098	388,612	-
Gas Utilities	-	365,214	-
Health Care Providers & Services	-	139,661	-
Hotels, Restaurants & Leisure	78,850	161,544	-
Household Durables	-	47,105	-
Household Products	-	66,116	-
Independent Power and Renewable Electricity Producers	5,250	4,571	-
Industrial Conglomerates	-	229,718	-
Information Technology Services	-	169,149	-
Insurance	-	252,822	-
Internet Software & Services	38,294	186,600	-
Life Sciences Tools & Services	-	8,740	-
Machinery	-	124,771	-
Marine	-	7,499	-
Media	-	5,583	-
Metals & Mining	18,943	344,550	-
Multiline Retail	19,273	109,840	-
Oil, Gas & Consumable Fuels	34,942	837,878	-
Paper & Forest Products	166,804	87,694	-
Personal Products	-	203,424	-
Pharmaceuticals	-	420,148	-
Real Estate Management & Development	-	284,340	-
Semiconductor & Semiconductor Equipment	-	402,251	1,488
Software	-	65,566	-
Specialty Retail	-	50,764	-
Textiles, Apparel & Luxury Goods	-	278,519	-
Tobacco	-	89,140	-
Transportation Infrastructure	9,180	277,673	-
Water Utilities	-	6,337	-
Wireless Telecommunication Services	26,174	497,010	-
All Other	86,158	-	-
Preferred Stocks	9,538	14,125	-
Investment Companies	-	148,000	-

Total Assets	$763,527	$10,728,159	$1,488

Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $3,211,177 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 9.1%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$15,226,000	$15,367,477
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,461,000	10,460,213
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	10,225,000	10,338,593
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	24,811,320	24,356,519
Bain Capital Credit CLO 2017-2,
ICE LIBOR USD 3 Month + 0.9600%, 2.5000%, 4/23/31 (144A)	20,235,000	20,235,000
BAMLL Commercial Mortgage Securities Trust 2013-WBRK,
3.5343%, 3/10/37 (144A)‡	14,278,000	14,198,147
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 3.5713%, 12/15/31 (144A)	6,423,780	6,167,047
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 4.5744%, 12/15/31 (144A)	1,622,000	1,596,638
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.5000%, 3/15/37 (144A)	58,730,000	58,403,796
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	16,684,000	17,575,276
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	8,026,000	7,941,544
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	9,866,000	10,044,265
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	11,261,000	11,426,898
Caesars Palace Las Vegas Trust 2017-VICI - Class E,
4.3540%, 10/15/34 (144A)‡	15,330,000	15,000,239
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 3.5266%, 7/15/30 (144A)	6,864,000	6,863,984
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 4.2766%, 7/15/30 (144A)	4,726,000	4,725,984
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	5,340,251	5,359,946
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	27,266,340	27,218,897
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	7,863,485	7,947,939
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 2.9000%, 4/15/31 (144A)	14,241,000	14,241,000
Dryden 64 CLO Ltd, ICE LIBOR USD 3 Month + 0.9700%, 0%, 4/18/31 (144A) (a)	14,887,000	14,887,000
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 4.4715%, 5/25/24	7,497,571	7,989,645
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.8715%, 7/25/24	27,619,251	29,530,070
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.8715%, 5/25/25	4,269,972	4,686,018
Flatiron CLO 18 Ltd, ICE LIBOR USD 3 Month + 0.9500%, 0%, 4/17/31 (144A) (a)	11,274,000	11,274,000
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 6.3715%, 2/25/24	26,326,690	30,594,404
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 5.4715%, 4/25/24	20,155,997	22,585,587
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	15,784,853	14,822,406
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 5.0108%, 7/15/31 (144A)	7,890,000	7,908,883
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 6.1766%, 8/15/32 (144A)	13,453,000	13,503,683
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	3,254,000	3,225,848
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	4,991,000	4,934,359
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.6615%, 11/15/43 (144A)‡	7,577,000	7,527,420
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	9,785,000	9,662,023
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.6715%, 11/25/50 (144A)§	25,337,000	25,312,081
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 2.8715%, 11/25/50 (144A)§	5,100,000	5,093,172
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	8,201,000	8,078,835
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, , 0%, 4/15/31 (144A) (a)	27,626,000	27,626,000
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	5,360,000	5,335,414
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	6,697,000	6,608,841
Prosper Marketplace Issuance Trust Series 2018-1, 3.1100%, 6/17/24 (144A)	14,306,000	14,304,894
Prosper Marketplace Issuance Trust Series 2018-1, 3.9000%, 6/17/24 (144A)	9,479,000	9,478,572
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,727,000	10,778,203
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,750,000	17,966,566
Starwood Retail Property Trust 2014-STAR,

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
ICE LIBOR USD 1 Month + 2.5000%, 4.2766%, 11/15/27 (144A)	$5,170,000	$5,108,053
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.0266%, 11/15/27 (144A)	16,835,884	16,270,601
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.9266%, 11/15/27 (144A)	8,256,000	7,684,393
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.6025%, 7/24/18 (144A)§	22,822,000	22,824,089
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	9,110,675	9,161,421
Voya CLO 2018-1 Ltd, ICE LIBOR USD 3 Month + 0.9500%, 0%, 4/19/31 (144A) (a)	30,817,000	30,817,000
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	9,402,871	9,499,192
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1325%, 5/15/46‡	5,463,709	5,532,005
Westlake Automobile Receivables Trust 2018-1, 2.9200%, 5/15/23 (144A)	1,243,000	1,236,460
Westlake Automobile Receivables Trust 2018-1, 3.4100%, 5/15/23 (144A)	1,247,000	1,245,007
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $714,224,849)		712,561,547
Bank Loans and Mezzanine Loans – 5.4%
Banking – 0.1%
Vantiv LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.7766%, 8/9/24	4,728,000	4,750,789
Basic Industry – 0.5%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.3020%, 6/1/24	40,598,508	40,654,533
Capital Goods – 0.4%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.6269%, 2/5/23	29,847,744	29,986,238
Communications – 1.0%
Mission Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.1642%, 1/17/24	1,785,561	1,790,025
Nexstar Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.1642%, 1/17/24	13,915,431	13,950,219
Nielsen Finance LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.7179%, 10/4/23	22,175,505	22,224,069
Sinclair Television Group Inc,
ICE LIBOR USD 3 Month + 2.5000%, , 0%, 12/12/24(a)	17,578,000	17,643,917
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.8769%, 1/19/21	1,742,400	1,747,035
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.1269%, 1/19/24	16,045,977	16,117,061
		73,472,326
Consumer Cyclical – 1.9%
Aramark Services Inc, ICE LIBOR USD 3 Month + 2.0000%, 3.8769%, 3/28/24	17,835,943	17,941,888
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 3.2500%, 4.9786%, 10/4/23	24,120,900	24,329,064
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 2.0000%, 3.8715%, 10/25/23	52,516,570	52,769,174
KFC Holding Co, ICE LIBOR USD 3 Month + 2.0000%, 3.8082%, 6/16/23	49,365,129	49,457,935
Wyndham Hotels & Resorts Inc, 0%, 3/28/25(a),‡	6,503,000	6,503,000
		151,001,061
Consumer Non-Cyclical – 0.6%
Coty Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 3/28/25(a)	31,647,000	31,567,882
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.2500%, 3.6500%, 5/24/24	4,677,495	4,684,511
Quintiles IMS Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3020%, 3/7/24	10,028,005	10,083,159
		46,335,552
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 6/30/23(a)	1,301,027	1,302,511
Technology – 0.9%
CommScope Inc, ICE LIBOR USD 3 Month + 2.5000%, 3.8769%, 12/29/22	21,971,969	22,068,206
SS&C Technologies Holdings Europe Sarl,
ICE LIBOR USD 3 Month + 2.5000%, , 0%, 2/28/25(a)	12,881,139	12,938,847
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.5000%, 0%, 2/28/25(a)	36,108,656	36,270,423
		71,277,476
Total Bank Loans and Mezzanine Loans (cost $418,504,064)		418,780,486
Corporate Bonds – 44.9%
Banking – 7.6%
Ally Financial Inc, 3.2500%, 11/5/18	10,245,000	10,257,806
Ally Financial Inc, 8.0000%, 12/31/18	5,415,000	5,584,219
Bank of America Corp, 2.5030%, 10/21/22	60,941,000	58,529,856
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	9,716,000	9,335,965
Bank of America Corp, 4.1830%, 11/25/27	10,092,000	9,997,771
Bank of New York Mellon Corp, 2.4500%, 8/17/26	3,208,000	2,920,125
Bank of New York Mellon Corp, 3.2500%, 5/16/27	25,494,000	24,601,623
Capital One Financial Corp, 3.3000%, 10/30/24	30,300,000	29,255,627
Citigroup Inc, 4.6000%, 3/9/26	8,402,000	8,613,343
Citigroup Inc, 3.2000%, 10/21/26	13,130,000	12,490,161
Citigroup Inc, 4.3000%, 11/20/26	9,992,000	9,991,202
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	32,976,000	32,776,329
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	8,716,000	8,443,238
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,765,000	6,684,562
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,705,000	4,748,183
Citizens Financial Group Inc, 4.3000%, 12/3/25	25,317,000	25,590,076

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
First Republic Bank/CA, 4.6250%, 2/13/47	$11,900,000	$12,206,571
Goldman Sachs Capital I, 6.3450%, 2/15/34	26,868,000	31,985,324
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	21,896,000	21,067,236
Goldman Sachs Group Inc, 3.5000%, 11/16/26	24,135,000	23,237,612
JPMorgan Chase & Co, 2.2950%, 8/15/21	24,417,000	23,735,579
JPMorgan Chase & Co, 4.1250%, 12/15/26	13,848,000	13,907,970
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	24,079,000	23,876,910
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3600%, 3.8820%, 7/24/38	19,564,000	18,981,080
Morgan Stanley, 3.9500%, 4/23/27	12,840,000	12,493,772
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	16,373,000	15,826,133
Santander UK PLC, 5.0000%, 11/7/23 (144A)	24,906,000	25,761,695
SVB Financial Group, 5.3750%, 9/15/20	15,772,000	16,623,167
Synchrony Financial, 4.5000%, 7/23/25	13,322,000	13,315,808
Synchrony Financial, 3.7000%, 8/4/26	24,159,000	22,580,012
UBS AG, USD SWAP SEMI 30/360 5YR + 3.7650%, 4.7500%, 5/22/23	13,461,000	13,468,215
US Bancorp, 2.3750%, 7/22/26	22,851,000	20,736,162
Wells Fargo & Co, 3.0000%, 4/22/26	6,961,000	6,531,305
Wells Fargo & Co, 4.3000%, 7/22/27	18,364,000	18,449,682
		594,604,319
Basic Industry – 3.0%
Allegheny Technologies Inc, 5.9500%, 1/15/21	4,883,000	4,980,660
Anglo American Capital PLC, 4.4500%, 9/27/20	4,000,000	4,089,439
Anglo American Capital PLC, 4.1250%, 9/27/22 (144A)	3,472,000	3,513,438
CF Industries Inc, 4.5000%, 12/1/26 (144A)	19,161,000	19,431,024
CF Industries Inc, 5.3750%, 3/15/44	16,270,000	14,749,568
Freeport-McMoRan Inc, 3.1000%, 3/15/20	6,513,000	6,440,054
Freeport-McMoRan Inc, 3.5500%, 3/1/22	12,986,000	12,563,955
Freeport-McMoRan Inc, 4.5500%, 11/14/24	7,888,000	7,749,960
Freeport-McMoRan Inc, 5.4500%, 3/15/43	7,866,000	7,234,360
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,420,000	32,404,756
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	12,965,000	13,036,186
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	17,244,000	17,767,548
Sherwin-Williams Co, 2.7500%, 6/1/22	6,023,000	5,864,492
Sherwin-Williams Co, 3.1250%, 6/1/24	6,877,000	6,646,336
Sherwin-Williams Co, 3.4500%, 6/1/27	19,538,000	18,674,329
Steel Dynamics Inc, 4.1250%, 9/15/25	17,239,000	16,420,147
Steel Dynamics Inc, 5.0000%, 12/15/26	7,690,000	7,690,000
Teck Resources Ltd, 4.5000%, 1/15/21	6,773,000	6,815,331
Teck Resources Ltd, 4.7500%, 1/15/22	9,783,000	9,905,288
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	16,150,000	17,945,880
		233,922,751
Brokerage – 2.0%
Cboe Global Markets Inc, 3.6500%, 1/12/27	20,674,000	20,137,638
Charles Schwab Corp, 3.0000%, 3/10/25	11,003,000	10,664,885
Charles Schwab Corp, 3.2000%, 1/25/28	11,712,000	11,230,728
E*TRADE Financial Corp, 2.9500%, 8/24/22	20,637,000	20,082,945
E*TRADE Financial Corp, 3.8000%, 8/24/27	25,752,000	24,987,328
Lazard Group LLC, 4.2500%, 11/14/20	6,397,000	6,573,991
Raymond James Financial Inc, 5.6250%, 4/1/24	10,043,000	11,093,363
Raymond James Financial Inc, 3.6250%, 9/15/26	11,723,000	11,482,165
Raymond James Financial Inc, 4.9500%, 7/15/46	19,240,000	20,769,001
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	3,042,000	3,013,775
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	11,719,000	11,804,819
		151,840,638
Capital Goods – 3.1%
Arconic Inc, 5.8700%, 2/23/22	2,922,000	3,068,100
Arconic Inc, 5.1250%, 10/1/24	26,992,000	27,464,360
Arconic Inc, 5.9000%, 2/1/27	1,622,000	1,697,018
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	2,948,000	2,933,260
Ball Corp, 4.3750%, 12/15/20	10,530,000	10,701,113
CNH Industrial Capital LLC, 3.6250%, 4/15/18	19,420,000	19,424,855
Eagle Materials Inc, 4.5000%, 8/1/26	1,452,000	1,466,520
HD Supply Inc, 5.7500%, 4/15/24 (144A)	18,234,000	19,208,607
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	30,457,000	32,085,231
Martin Marietta Materials Inc, 4.2500%, 7/2/24	8,942,000	9,148,194
Masonite International Corp, 5.6250%, 3/15/23 (144A)	5,657,000	5,819,639
Northrop Grumman Corp, 2.5500%, 10/15/22	21,945,000	21,259,964
Northrop Grumman Corp, 2.9300%, 1/15/25	18,891,000	18,103,338
Northrop Grumman Corp, 4.0300%, 10/15/47	8,023,000	7,687,667
Owens Corning, 4.2000%, 12/1/24	9,507,000	9,697,367
Owens Corning, 3.4000%, 8/15/26	4,836,000	4,654,664
Rockwell Collins Inc, 3.2000%, 3/15/24	9,085,000	8,826,925

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Rockwell Collins Inc, 3.5000%, 3/15/27	$15,530,000	$14,973,332
Vulcan Materials Co, 4.5000%, 4/1/25	18,837,000	19,551,921
		237,772,075
Communications – 3.9%
American Tower Corp, 3.3000%, 2/15/21	16,642,000	16,635,303
American Tower Corp, 4.4000%, 2/15/26	10,931,000	11,039,945
American Tower Corp, 3.3750%, 10/15/26	19,979,000	18,780,894
AT&T Inc, 4.2500%, 3/1/27	19,501,000	19,700,809
AT&T Inc, 4.1000%, 2/15/28 (144A)	11,972,000	11,878,964
AT&T Inc, 5.2500%, 3/1/37	5,874,000	6,205,743
AT&T Inc, 5.3000%, 8/14/58	17,237,000	17,349,146
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	15,307,000	15,421,802
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	27,047,000	25,356,562
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	20,039,000	20,467,354
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.2000%, 3/15/28	7,551,000	7,222,990
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	9,103,000	8,726,104
Crown Castle International Corp, 5.2500%, 1/15/23	13,751,000	14,607,757
Crown Castle International Corp, 3.2000%, 9/1/24	12,854,000	12,318,897
Crown Castle International Corp, 3.6500%, 9/1/27	17,872,000	17,017,268
Time Warner Inc, 3.6000%, 7/15/25	12,403,000	12,062,435
UBM PLC, 5.7500%, 11/3/20 (144A)	18,963,000	19,456,165
Verizon Communications Inc, 2.6250%, 8/15/26	44,161,000	40,303,473
Verizon Communications Inc, 4.8620%, 8/21/46	7,610,000	7,666,766
		302,218,377
Consumer Cyclical – 4.6%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	21,413,000	21,466,532
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	19,392,000	18,519,360
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	9,469,000	9,153,208
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	29,884,000	28,813,156
Booking Holdings Inc, 3.6000%, 6/1/26	30,578,000	30,021,603
DR Horton Inc, 3.7500%, 3/1/19	11,588,000	11,641,212
DR Horton Inc, 4.0000%, 2/15/20	2,772,000	2,818,552
Ford Motor Credit Co LLC, 2.4250%, 6/12/20	6,607,000	6,484,708
General Motors Co, 4.8750%, 10/2/23	11,427,000	11,920,042
General Motors Financial Co Inc, 3.1000%, 1/15/19	1,781,000	1,782,835
General Motors Financial Co Inc, 3.1500%, 1/15/20	8,686,000	8,684,169
General Motors Financial Co Inc, 3.2000%, 7/13/20	36,896,000	36,816,650
General Motors Financial Co Inc, 3.9500%, 4/13/24	20,821,000	20,635,788
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	4,369,000	4,281,620
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	2,813,000	2,728,610
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	11,032,000	11,445,700
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	17,332,000	17,591,980
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	26,620,000	25,555,200
McDonald's Corp, 3.5000%, 3/1/27	15,949,000	15,760,664
MDC Holdings Inc, 5.5000%, 1/15/24	12,913,000	13,106,695
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	10,045,000	10,346,350
MGM Resorts International, 6.6250%, 12/15/21	8,654,000	9,335,503
MGM Resorts International, 7.7500%, 3/15/22	3,108,000	3,461,535
MGM Resorts International, 6.0000%, 3/15/23	1,554,000	1,631,700
Service Corp International/US, 5.3750%, 5/15/24	9,743,000	10,123,464
Tapestry Inc, 3.0000%, 7/15/22	4,096,000	3,956,899
Tapestry Inc, 4.1250%, 7/15/27	5,438,000	5,320,120
Toll Brothers Finance Corp, 4.0000%, 12/31/18	5,666,000	5,701,129
Toll Brothers Finance Corp, 5.8750%, 2/15/22	4,606,000	4,882,360
Toll Brothers Finance Corp, 4.3750%, 4/15/23	3,154,000	3,126,403
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	3,165,000	3,204,563
		360,318,310
Consumer Non-Cyclical – 5.4%
Abbott Laboratories, 3.8750%, 9/15/25	2,760,000	2,786,380
Abbott Laboratories, 3.7500%, 11/30/26	5,123,000	5,092,309
Allergan Funding SCS, 3.0000%, 3/12/20	10,696,000	10,639,654
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	14,511,000	14,202,641
Becton Dickinson and Co, 2.8940%, 6/6/22	10,014,000	9,713,285
Becton Dickinson and Co, 3.3630%, 6/6/24	22,264,000	21,420,004
Celgene Corp, 2.7500%, 2/15/23	5,763,000	5,529,937
Constellation Brands Inc, 4.7500%, 12/1/25	2,394,000	2,519,952
Constellation Brands, Inc., 4.2500%, 5/1/23	21,399,000	21,912,189
CVS Health Corp, 4.7500%, 12/1/22	8,367,000	8,761,090
CVS Health Corp, 4.1000%, 3/25/25	23,073,000	23,216,483
CVS Health Corp, 4.3000%, 3/25/28	32,011,000	32,208,657
CVS Health Corp, 5.0500%, 3/25/48	11,284,000	11,844,347

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
HCA Inc, 3.7500%, 3/15/19	$8,884,000	$8,917,759
HCA Inc, 5.0000%, 3/15/24	13,745,000	13,882,450
HCA Inc, 5.2500%, 6/15/26	11,330,000	11,477,290
HCA Inc, 4.5000%, 2/15/27	13,267,000	12,802,655
Life Technologies Corp, 6.0000%, 3/1/20	13,951,000	14,660,629
McCormick & Co Inc/MD, 3.1500%, 8/15/24	5,670,000	5,499,826
Molson Coors Brewing Co, 3.0000%, 7/15/26	29,031,000	26,818,357
Newell Brands Inc, 5.0000%, 11/15/23	10,342,000	10,612,293
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	4,061,000	3,857,950
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	21,354,000	21,087,075
Post Holdings Inc, 5.6250%, 1/15/28 (144A)	12,054,000	11,511,570
Sysco Corp, 2.5000%, 7/15/21	4,367,000	4,285,135
Sysco Corp, 3.3000%, 7/15/26	10,854,000	10,468,376
Sysco Corp, 3.2500%, 7/15/27	7,254,000	6,930,765
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	1,923,000	1,702,659
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	10,416,000	8,822,051
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24 (144A)	27,440,000	26,637,237
Teva Pharmaceutical Finance Netherlands III BV, 6.7500%, 3/1/28 (144A)	9,800,000	9,669,284
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	23,451,000	23,422,298
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	14,200,000	14,318,251
		417,230,838
Electric – 1.5%
Berkshire Hathaway Energy Co, 2.8000%, 1/15/23 (144A)	10,117,000	9,906,622
Duke Energy Corp, 1.8000%, 9/1/21	7,251,000	6,900,462
Duke Energy Corp, 2.4000%, 8/15/22	8,961,000	8,602,213
Duke Energy Corp, 2.6500%, 9/1/26	19,445,000	17,734,911
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	2,878,000	2,791,660
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	5,310,000	5,004,675
PPL Capital Funding Inc, 3.1000%, 5/15/26	21,010,000	19,847,182
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	15,444,000	16,187,949
Southern Co, 2.9500%, 7/1/23	14,243,000	13,831,235
Southern Co, 3.2500%, 7/1/26	18,753,000	17,808,518
		118,615,427
Energy – 3.8%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 3.5000%, 12/1/22	4,370,000	4,293,061
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	6,023,000	6,123,283
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	6,655,000	6,459,849
Cenovus Energy Inc, 5.7000%, 10/15/19	433,000	447,852
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	7,387,000	7,451,796
ConocoPhillips Co, 4.9500%, 3/15/26	17,591,000	19,191,578
Continental Resources Inc/OK, 5.0000%, 9/15/22	13,603,000	13,790,041
Continental Resources Inc/OK, 4.5000%, 4/15/23	20,132,000	20,358,485
Enbridge Energy Partners LP, 5.8750%, 10/15/25	10,398,000	11,397,792
Energy Transfer Equity LP, 4.2500%, 3/15/23	11,169,000	10,861,853
Energy Transfer Equity LP, 5.8750%, 1/15/24	11,962,000	12,350,765
Energy Transfer Equity LP, 5.5000%, 6/1/27	1,168,000	1,170,920
Energy Transfer Partners LP, 4.1500%, 10/1/20	8,609,000	8,727,445
Energy Transfer Partners LP / Regency Energy Finance Corp, 5.7500%, 9/1/20	5,662,000	5,921,380
Kinder Morgan Energy Partners LP, 3.5000%, 3/1/21	1,542,000	1,542,704
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,032,000	8,378,136
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	9,278,000	9,348,472
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	926,000	992,015
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	2,356,000	2,450,597
MPLX LP, 4.7000%, 4/15/48	11,193,000	10,955,650
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	2,627,000	2,610,581
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	6,710,000	6,609,350
NuStar Logistics LP, 5.6250%, 4/28/27	15,940,000	15,461,800
Phillips 66 Partners LP, 3.6050%, 2/15/25	11,301,000	11,049,501
Phillips 66 Partners LP, 3.7500%, 3/1/28	4,559,000	4,397,157
Phillips 66 Partners LP, 4.6800%, 2/15/45	4,051,000	3,944,629
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	5,037,000	5,064,497
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	4,876,000	4,833,453
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	12,509,000	13,346,340
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	21,924,000	22,763,369
TC PipeLines LP, 3.9000%, 5/25/27	13,917,000	13,303,434
Williams Cos Inc, 3.7000%, 1/15/23	5,603,000	5,448,918
Williams Partners LP, 3.6000%, 3/15/22	6,315,000	6,288,951
Williams Partners LP, 3.7500%, 6/15/27	22,691,000	21,678,890
		299,014,544
Finance Companies – 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.5000%, 1/15/25	13,254,000	12,772,426
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.6500%, 7/21/27	6,908,000	6,464,621
Air Lease Corp, 3.2500%, 3/1/25	18,949,000	18,067,975
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	14,452,000	14,158,624

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Finance Companies – (continued)
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	$4,123,000	$3,999,310
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	16,108,000	15,060,980
		70,523,936
Financial Institutions – 1.3%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	24,166,000	25,028,472
Kennedy-Wilson Inc, 5.8750%, 4/1/24	34,424,000	34,122,790
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	41,386,000	41,359,524
		100,510,786
Insurance – 0.8%
Aetna Inc, 2.8000%, 6/15/23	8,863,000	8,512,850
Centene Corp, 4.7500%, 5/15/22	1,367,000	1,384,088
Centene Corp, 6.1250%, 2/15/24	4,044,000	4,208,591
Centene Corp, 4.7500%, 1/15/25	11,917,000	11,619,075
UnitedHealth Group Inc, 2.3750%, 10/15/22	7,789,000	7,492,350
UnitedHealth Group Inc, 3.4500%, 1/15/27	3,187,000	3,153,605
UnitedHealth Group Inc, 3.3750%, 4/15/27	1,617,000	1,590,042
UnitedHealth Group Inc, 2.9500%, 10/15/27	13,072,000	12,417,533
WellCare Health Plans Inc, 5.2500%, 4/1/25	14,947,000	15,003,051
		65,381,185
Natural Gas – 0.5%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.2091%, 1/15/21	15,489,000	15,495,929
Sempra Energy, 3.4000%, 2/1/28	16,207,000	15,498,894
Sempra Energy, 3.8000%, 2/1/38	6,371,000	5,993,210
Sempra Energy, 4.0000%, 2/1/48	4,779,000	4,443,557
		41,431,590
Real Estate Investment Trusts (REITs) – 1.2%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	4,845,000	4,821,389
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	24,612,000	25,633,049
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	11,092,000	11,234,236
Digital Realty Trust LP, 3.7000%, 8/15/27	4,480,000	4,314,133
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,028,000	5,239,600
Senior Housing Properties Trust, 6.7500%, 12/15/21	5,879,000	6,307,349
SL Green Realty Corp, 5.0000%, 8/15/18	10,852,000	10,897,680
SL Green Realty Corp, 7.7500%, 3/15/20	19,308,000	20,960,661
		89,408,097
Technology – 5.1%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	6,943,000	6,827,322
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	7,777,000	7,347,678
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27	45,820,000	44,521,776
Cadence Design Systems Inc, 4.3750%, 10/15/24	32,607,000	33,709,821
Dell International LLC / EMC Corp, 4.4200%, 6/15/21 (144A)	19,141,000	19,630,665
Equinix Inc, 5.8750%, 1/15/26	629,000	655,733
Equinix Inc, 5.3750%, 5/15/27	2,825,000	2,867,375
Fidelity National Information Services Inc, 3.6250%, 10/15/20	5,598,000	5,667,523
Fidelity National Information Services Inc, 4.5000%, 10/15/22	6,631,000	6,925,029
First Data Corp, 7.0000%, 12/1/23 (144A)	20,720,000	21,781,900
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	6,750,000	6,851,250
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	5,014,000	5,064,140
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	19,725,000	19,577,062
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	11,773,000	11,982,559
Total System Services Inc, 3.8000%, 4/1/21	10,619,000	10,727,855
Total System Services Inc, 4.8000%, 4/1/26	30,449,000	31,881,319
Trimble Inc, 4.7500%, 12/1/24	40,082,000	41,730,213
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	52,726,000	52,726,000
Verisk Analytics Inc, 4.8750%, 1/15/19	9,903,000	10,059,270
Verisk Analytics Inc, 5.8000%, 5/1/21	28,302,000	30,316,577
Verisk Analytics Inc, 4.1250%, 9/12/22	12,337,000	12,712,650
Verisk Analytics Inc, 5.5000%, 6/15/45	12,729,000	14,144,334
		397,708,051
Transportation – 0.2%
FedEx Corp, 3.9000%, 2/1/35	1,715,000	1,656,047
FedEx Corp, 4.4000%, 1/15/47	747,000	736,278
FedEx Corp, 4.0500%, 2/15/48	17,181,000	16,101,229
		18,493,554
Total Corporate Bonds (cost $3,541,529,016)		3,498,994,478
Mortgage-Backed Securities – 24.9%
Fannie Mae Pool:
6.0000%, 2/1/37	1,825,018	2,086,354
5.0000%, 6/30/37	39,555,000	42,166,093
5.0000%, 6/30/37	18,424,000	19,674,745
5.5000%, 3/1/40	5,731,690	6,352,897
5.5000%, 2/1/41	3,623,694	4,017,075
5.0000%, 5/1/41	2,480,992	2,669,515

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
5.5000%, 6/1/41	$7,923,831	$8,768,524
5.0000%, 10/1/41	2,799,514	3,027,081
3.5000%, 10/1/42	8,580,431	8,642,081
4.5000%, 11/1/42	4,229,234	4,476,649
3.0000%, 2/1/43	678,639	666,561
3.5000%, 2/1/43	26,805,040	26,988,423
3.5000%, 2/1/43	4,914,305	4,948,138
3.5000%, 3/1/43	15,158,951	15,263,404
3.0000%, 5/1/43	2,437,952	2,394,471
5.5000%, 10/1/43	7,218,439	8,004,026
3.5000%, 4/1/44	9,447,282	9,518,172
5.0000%, 7/1/44	11,990,491	13,082,826
4.5000%, 10/1/44	8,550,846	9,077,933
3.5000%, 2/1/45	25,204,387	25,377,860
4.5000%, 3/1/45	14,415,017	15,305,117
4.5000%, 6/1/45	8,112,390	8,547,797
4.5000%, 9/1/45	36,145,054	38,376,697
3.0000%, 10/1/45	4,532,843	4,420,434
3.0000%, 10/1/45	2,926,543	2,853,912
3.5000%, 12/1/45	8,391,925	8,449,538
3.0000%, 1/1/46	588,023	573,538
3.5000%, 1/1/46	24,771,969	24,941,129
3.5000%, 1/1/46	21,468,840	21,615,448
4.5000%, 2/1/46	16,664,956	17,620,513
3.0000%, 3/1/46	19,296,906	18,821,769
3.0000%, 3/1/46	13,136,197	12,812,817
3.5000%, 7/1/46	16,150,389	16,233,131
3.5000%, 7/1/46	15,788,190	15,875,589
4.0000%, 8/1/46	1,065,917	1,102,751
4.0000%, 8/1/46	909,632	941,027
4.0000%, 8/1/46	691,015	714,990
3.0000%, 11/1/46	9,276,045	9,047,416
3.0000%, 11/1/46	3,654,053	3,570,596
3.0000%, 11/1/46	3,427,524	3,349,252
3.5000%, 12/1/46	1,250,763	1,254,993
3.5000%, 12/1/46	442,340	443,837
3.5000%, 1/1/47	4,979,914	4,996,770
3.5000%, 1/1/47	922,129	925,251
3.5000%, 1/1/47	492,393	494,060
3.0000%, 2/1/47	24,907,573	24,507,417
4.0000%, 3/1/47	1,409,412	1,458,108
4.0000%, 3/1/47	377,429	390,433
4.0000%, 3/1/47	374,119	386,936
4.0000%, 4/1/47	1,857,329	1,917,460
4.0000%, 4/1/47	1,427,685	1,476,874
4.0000%, 4/1/47	1,318,482	1,361,169
4.0000%, 4/30/47	150,330,000	153,934,145
4.0000%, 5/1/47	4,771,702	4,899,576
4.0000%, 5/1/47	1,539,961	1,593,018
4.0000%, 5/1/47	1,210,214	1,251,911
4.0000%, 5/1/47	499,462	516,439
4.5000%, 5/1/47	2,547,396	2,703,109
4.5000%, 5/1/47	2,097,729	2,219,455
4.5000%, 5/1/47	2,058,269	2,177,224
4.5000%, 5/1/47	1,548,259	1,644,034
4.5000%, 5/1/47	1,442,890	1,526,597
4.5000%, 5/1/47	1,262,445	1,339,208
4.5000%, 5/1/47	710,178	751,815
4.5000%, 5/1/47	514,298	545,363
4.5000%, 5/1/47	465,314	493,285
4.5000%, 5/31/47	109,998,000	115,137,338
3.5000%, 6/1/47	1,002,127	1,005,650
4.0000%, 6/1/47	3,101,426	3,186,609
4.0000%, 6/1/47	2,835,996	2,932,397
4.0000%, 6/1/47	2,755,793	2,850,740
4.0000%, 6/1/47	2,640,087	2,724,784
4.0000%, 6/1/47	2,130,896	2,214,749
4.0000%, 6/1/47	1,304,643	1,341,042
4.0000%, 6/1/47	1,244,131	1,284,045
4.0000%, 6/1/47	987,061	1,020,759
4.0000%, 6/1/47	815,775	842,187
4.0000%, 6/1/47	593,385	609,789
4.0000%, 6/1/47	355,371	368,078
4.5000%, 6/1/47	9,036,100	9,560,233

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 6/1/47	$893,161	$946,851
3.5000%, 7/1/47	1,917,534	1,924,274
3.5000%, 7/1/47	1,154,615	1,158,673
3.5000%, 7/1/47	876,119	880,698
3.5000%, 7/1/47	528,871	532,165
3.5000%, 7/1/47	521,890	524,152
4.0000%, 7/1/47	4,334,077	4,474,395
4.0000%, 7/1/47	3,963,784	4,098,520
4.0000%, 7/1/47	2,224,352	2,295,711
4.0000%, 7/1/47	2,215,833	2,286,920
4.0000%, 7/1/47	1,764,569	1,824,809
4.0000%, 7/1/47	1,196,431	1,235,165
4.0000%, 7/1/47	1,065,130	1,099,302
4.0000%, 7/1/47	1,058,027	1,093,992
4.0000%, 7/1/47	679,315	701,109
4.0000%, 7/1/47	600,571	619,131
4.5000%, 7/1/47	6,522,098	6,900,463
4.5000%, 7/1/47	5,821,121	6,158,824
4.5000%, 7/1/47	5,660,841	5,992,741
3.5000%, 8/1/47	7,014,047	7,032,092
3.5000%, 8/1/47	4,506,535	4,522,207
3.5000%, 8/1/47	4,122,563	4,137,054
3.5000%, 8/1/47	996,488	999,990
3.5000%, 8/1/47	379,834	381,170
4.0000%, 8/1/47	11,785,368	12,104,469
4.0000%, 8/1/47	5,697,058	5,881,501
4.0000%, 8/1/47	4,285,725	4,431,403
4.0000%, 8/1/47	4,034,710	4,164,146
4.0000%, 8/1/47	2,488,290	2,568,117
4.0000%, 8/1/47	1,818,611	1,880,696
4.0000%, 8/1/47	1,028,449	1,056,351
4.5000%, 8/1/47	7,988,819	8,457,211
4.5000%, 8/1/47	1,984,863	2,100,014
3.5000%, 9/1/47	3,531,568	3,550,023
4.0000%, 9/1/47	1,038,572	1,071,891
4.0000%, 9/1/47	314,315	325,051
4.5000%, 9/1/47	37,302,771	39,127,070
4.5000%, 9/1/47	6,792,077	7,190,316
4.5000%, 9/1/47	5,076,016	5,370,510
4.5000%, 9/1/47	4,610,732	4,878,234
3.5000%, 10/1/47	30,516,056	30,597,823
3.5000%, 10/1/47	745,358	747,978
3.5000%, 10/1/47	660,401	663,920
3.5000%, 10/1/47	530,224	532,088
3.5000%, 10/1/47	308,851	311,078
4.0000%, 10/1/47	5,048,473	5,210,430
4.0000%, 10/1/47	4,369,029	4,509,195
4.0000%, 10/1/47	4,200,130	4,334,878
4.0000%, 10/1/47	2,814,966	2,905,275
4.0000%, 10/1/47	2,309,747	2,383,849
4.0000%, 10/1/47	1,198,286	1,239,216
4.5000%, 10/1/47	1,173,910	1,242,739
4.5000%, 10/1/47	538,980	570,581
3.0000%, 11/1/47	7,664,038	7,474,665
3.5000%, 11/1/47	2,630,552	2,646,311
3.5000%, 11/1/47	1,646,240	1,656,609
4.0000%, 11/1/47	8,700,417	8,956,056
4.0000%, 11/1/47	6,450,399	6,629,379
4.0000%, 11/1/47	6,329,834	6,532,902
4.0000%, 11/1/47	1,963,250	2,026,234
4.0000%, 11/1/47	1,024,754	1,059,971
4.5000%, 11/1/47	5,756,097	6,090,046
3.5000%, 12/1/47	9,937,945	9,988,362
3.5000%, 12/1/47	5,249,466	5,271,980
3.5000%, 12/1/47	2,064,318	2,071,933
3.5000%, 12/1/47	1,110,089	1,115,150
4.0000%, 12/1/47	22,378,466	23,037,464
4.0000%, 12/1/47	12,579,595	12,928,647
3.5000%, 1/1/48	7,428,925	7,471,054
3.5000%, 1/1/48	3,024,350	3,038,137
4.0000%, 1/1/48	33,052,652	34,027,343
4.0000%, 1/1/48	26,370,542	27,148,939
4.0000%, 1/1/48	25,476,811	26,246,008
4.0000%, 1/1/48	24,106,629	24,775,715

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 2/1/48	$9,547,696	$9,829,237
3.5000%, 3/1/48	4,189,316	4,213,074
4.0000%, 3/1/48	10,406,850	10,721,476
3.5000%, 8/1/56	39,868,971	39,878,570
3.0000%, 2/1/57	22,601,403	21,843,932
		1,330,568,831
Freddie Mac Gold Pool:
5.5000%, 10/1/36	3,143,427	3,489,410
6.0000%, 4/1/40	3,078,714	3,523,374
5.5000%, 8/1/41	9,911,284	11,142,765
5.5000%, 8/1/41	9,294,127	10,328,814
5.0000%, 3/1/42	8,236,333	8,954,704
3.5000%, 2/1/43	7,584,735	7,639,097
3.5000%, 2/1/44	10,599,189	10,675,283
4.5000%, 5/1/44	8,117,290	8,603,044
3.0000%, 1/1/45	9,913,422	9,706,094
4.0000%, 2/1/46	7,019,975	7,303,016
3.5000%, 7/1/46	31,332,647	31,568,696
3.5000%, 7/1/46	6,711,401	6,736,559
3.0000%, 10/1/46	29,290,567	28,590,502
3.0000%, 12/1/46	52,706,116	51,445,673
4.0000%, 8/1/47	18,992,835	19,522,068
3.5000%, 9/1/47	24,813,386	24,927,244
3.5000%, 9/1/47	15,671,466	15,710,311
3.5000%, 9/1/47	8,928,485	8,951,423
3.5000%, 9/1/47	7,303,184	7,320,627
3.5000%, 9/1/47	6,914,867	6,952,704
3.5000%, 10/1/47	20,301,675	20,350,162
3.5000%, 11/1/47	7,932,775	7,961,387
3.5000%, 12/1/47	29,373,836	29,534,560
3.5000%, 12/1/47	5,782,002	5,816,396
3.5000%, 1/1/48	81,393,928	81,986,295
3.5000%, 2/1/48	2,771,309	2,779,443
3.5000%, 2/1/48	2,729,836	2,740,736
4.0000%, 2/1/48	11,242,477	11,577,551
4.0000%, 3/1/48	15,319,476	15,776,046
4.0000%, 3/1/48	6,694,546	6,899,040
4.0000%, 3/1/48	5,571,429	5,737,478
		474,250,502
Ginnie Mae I Pool:
4.5000%, 9/15/40	5,202,854	5,515,091
4.5000%, 5/15/41	4,879,814	5,130,607
4.0000%, 1/15/45	29,459,116	30,503,234
4.5000%, 8/15/46	33,649,703	35,780,950
4.0000%, 7/15/47	17,927,509	18,496,909
4.0000%, 8/15/47	3,642,610	3,758,504
4.0000%, 11/15/47	5,424,089	5,620,740
4.0000%, 12/15/47	7,212,401	7,474,362
		112,280,397
Ginnie Mae II Pool:
4.0000%, 8/20/47	2,815,340	2,912,926
4.0000%, 8/20/47	718,355	743,255
4.0000%, 8/20/47	530,933	549,336
3.0000%, 10/20/47	20,242,267	19,913,993
		24,119,510
Total Mortgage-Backed Securities (cost $1,976,928,893)		1,941,219,240
United States Treasury Notes/Bonds – 15.0%
1.7500%, 11/30/19	87,535,000	86,807,309
1.8750%, 12/31/19	21,680,000	21,533,366
2.0000%, 1/31/20	92,660,000	92,209,353
2.2500%, 2/29/20	214,889,000	214,787,451
1.6250%, 10/15/20	1,726,000	1,694,653
1.7500%, 11/15/20	38,408,000	37,803,284
2.0000%, 1/15/21	66,880,000	66,184,296
2.2500%, 2/15/21	21,562,000	21,475,729
1.7500%, 5/31/22	29,655,000	28,749,743
1.7500%, 6/30/22	6,145,000	5,953,996
1.8750%, 7/31/22	9,871,000	9,603,405
1.6250%, 8/31/22	24,640,000	23,700,404
1.8750%, 9/30/22	2,883,000	2,800,732
2.0000%, 11/30/22	11,395,000	11,118,978
2.1250%, 12/31/22	15,982,000	15,668,481
2.3750%, 1/31/23	8,813,000	8,737,704

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
2.6250%, 2/28/23	$31,439,000	$31,523,681
2.1250%, 2/29/24	5,082,000	4,937,301
2.1250%, 9/30/24	11,084,000	10,719,328
2.2500%, 12/31/24	13,081,000	12,725,932
2.7500%, 2/28/25	1,481,000	1,486,350
2.0000%, 11/15/26	46,291,000	43,627,674
2.2500%, 2/15/27	4,991,900	4,794,480
2.2500%, 11/15/27	23,040,000	22,053,200
2.7500%, 2/15/28	36,123,000	36,114,159
3.6250%, 2/15/44	18,653,400	20,859,870
3.0000%, 5/15/47	29,845,000	29,926,087
2.7500%, 8/15/47	59,256,000	56,508,905
2.7500%, 11/15/47	95,690,000	91,275,693
3.0000%, 2/15/48	158,675,000	159,233,309
Total United States Treasury Notes/Bonds (cost $1,172,423,260)		1,174,614,853
Investment Companies – 10.0%
Money Markets – 10.0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $778,433,381)	778,433,381	778,433,381
Total Investments (total cost $8,602,043,463) – 109.3%		8,524,603,985
Liabilities, net of Cash, Receivables and Other Assets – (9.3)%		(728,194,129)
Net Assets – 100%		$7,796,409,856

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,006,552,192	93.9%
Cayman Islands	119,080,000	1.4
Netherlands	104,071,582	1.2
Canada	81,560,092	1.0
United Kingdom	69,008,686	0.8
Taiwan	52,726,000	0.6
Israel	46,831,231	0.6
Ireland	21,091,194	0.2
Switzerland	13,468,215	0.2
Germany	10,214,793	0.1

Total	$8,524,603,985	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 10.0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	$85,725	$—	$—	$—
Money Markets – 10.0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	3,990,892	—	—	778,433,381

Total Affiliated Investments – 10.0%	$4,076,617	$—	$—	$778,433,381

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 10.0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	—	133,951,419	(133,951,419)	—
Money Markets – 10.0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	147,933,777	4,269,808,604	(3,639,309,000)	778,433,381

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $1,300,010,768, which represents 16.7% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrued at a future date. See Notes to Schedule of Investments.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of March 31, 2018.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20		$15,054,907	$14,822,406	0.2%
loanDepot Station Place Agency Securitization Trust 2017-1, 2.6715%, 11/25/50		25,340,006	25,312,081	0.3
loanDepot Station Place Agency Securitization Trust 2017-1, 2.8715%, 11/25/50		5,100,000	5,093,172	0.1
Station Place Securitization Trust 2017-3, 2.6025%, 7/24/18		22,822,000	22,824,089	0.3
Total		$68,316,913	$68,051,748	0.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$712,561,547	$-
Bank Loans and Mezzanine Loans	-	418,780,486	-
Corporate Bonds	-	3,498,994,478	-
Mortgage-Backed Securities	-	1,941,219,240	-
United States Treasury Notes/Bonds	-	1,174,614,853	-
Investment Companies	-	778,433,381	-
Total Assets	$-	$8,524,603,985	$-

Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

TBA Commitments

A Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 98.9%
Aerospace & Defense – 4.2%
Lockheed Martin Corp	35,100	$11,861,343
Air Freight & Logistics – 0.2%
Royal Mail PLC	68,019	516,450
Airlines – 1.6%
Japan Airlines Co Ltd	113,800	4,630,562
Auto Components – 1.4%
Bridgestone Corp	44,700	1,962,729
Sumitomo Rubber Industries Ltd	111,200	2,050,484
		4,013,213
Automobiles – 0.5%
General Motors Co	32,700	1,188,318
Nissan Motor Co Ltd	9,700	100,407
		1,288,725
Banks – 3.9%
BOC Hong Kong Holdings Ltd	24,500	120,148
Canadian Imperial Bank of Commerce	5,000	441,391
DBS Group Holdings Ltd	86,100	1,816,759
Hang Seng Bank Ltd	285,600	6,658,731
Oversea-Chinese Banking Corp Ltd	13,000	128,087
United Overseas Bank Ltd	94,100	1,984,823
		11,149,939
Beverages – 0.3%
Coca-Cola Co	16,800	729,624
Biotechnology – 0.8%
AbbVie Inc	24,600	2,328,390
Gilead Sciences Inc	100	7,539
		2,335,929
Capital Markets – 1.8%
CME Group Inc	18,200	2,943,668
Singapore Exchange Ltd	37,200	210,133
T Rowe Price Group Inc	17,900	1,932,663
		5,086,464
Chemicals – 1.1%
Givaudan SA	219	499,341
LyondellBasell Industries NV	14,500	1,532,360
Nutrien Ltd	24,530	1,159,472
		3,191,173
Communications Equipment – 0.2%
Cisco Systems Inc	14,200	609,038
Construction Materials – 0%
Fletcher Building Ltd	5,866	25,618
Distributors – 0.2%
Genuine Parts Co	7,600	682,784
Diversified Consumer Services – 0.8%
H&R Block Inc	89,900	2,284,359
Diversified Telecommunication Services – 3.6%
AT&T Inc	96,200	3,429,530
BCE Inc	33,877	1,457,957
HKT Trust & HKT Ltd	3,837,000	4,839,496
Spark New Zealand Ltd	134,879	326,721
		10,053,704
Electric Utilities – 20.4%
Alliant Energy Corp	18,200	743,652
American Electric Power Co Inc	4,800	329,232
CK Infrastructure Holdings Ltd	621,500	5,108,284
CLP Holdings Ltd	1,234,000	12,614,797
Duke Energy Corp	50,366	3,901,854
Eversource Energy	28,600	1,685,112
NextEra Energy Inc	18,000	2,939,940
PG&E Corp	290,900	12,779,237
Pinnacle West Capital Corp	24,000	1,915,200
Power Assets Holdings Ltd	1,247,500	11,170,348
PPL Corp	8,600	243,294
Xcel Energy Inc	91,000	4,138,680
		57,569,630
Electrical Equipment – 0%
Emerson Electric Co	1,000	68,300

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – 1.5%
Koninklijke Ahold Delhaize NV	5,760	$136,560
Lawson Inc	55,400	3,787,026
Wesfarmers Ltd	5,013	160,818
		4,084,404
Food Products – 1.3%
General Mills Inc	61,000	2,748,660
WH Group Ltd	750,500	806,735
		3,555,395
Health Care Providers & Services – 1.6%
Sonic Healthcare Ltd	249,525	4,398,090
Hotels, Restaurants & Leisure – 6.8%
Crown Resorts Ltd	39,049	382,985
Darden Restaurants Inc	57,500	4,901,875
Flight Centre Travel Group Ltd	7,148	314,455
Las Vegas Sands Corp	3,400	244,460
McDonald's Corp	73,400	11,478,292
Sands China Ltd	73,200	397,489
Tabcorp Holdings Ltd	411,173	1,393,792
TUI AG	10,663	228,885
		19,342,233
Household Durables – 1.7%
Berkeley Group Holdings PLC	36,925	1,965,000
Garmin Ltd	18,000	1,060,740
Iida Group Holdings Co Ltd	79,800	1,488,695
Sekisui House Ltd	11,600	213,286
		4,727,721
Household Products – 5.8%
Kimberly-Clark Corp	118,100	13,006,353
Procter & Gamble Co	44,300	3,512,104
		16,518,457
Industrial Conglomerates – 0.6%
NWS Holdings Ltd	939,000	1,710,779
Information Technology Services – 0.5%
Paychex Inc	21,500	1,324,185
Western Union Co	2,200	42,306
		1,366,491
Insurance – 2.2%
Arthur J Gallagher & Co	28,700	1,972,551
Cincinnati Financial Corp	36,600	2,717,916
Insurance Australia Group Ltd	14,605	84,296
Sony Financial Holdings Inc	14,900	273,140
Sun Life Financial Inc	20,800	854,315
Tokio Marine Holdings Inc	5,800	264,206
		6,166,424
Machinery – 0%
SKF AB	231	4,725
Marine – 0.6%
Kuehne + Nagel International AG	11,343	1,786,633
Media – 2.3%
Pearson PLC	86,502	909,938
Shaw Communications Inc	288,700	5,562,439
		6,472,377
Multiline Retail – 1.4%
Harvey Norman Holdings Ltd	28,643	81,973
Kohl's Corp	53,600	3,511,336
Target Corp	4,100	284,663
		3,877,972
Multi-Utilities – 10.5%
Ameren Corp	57,300	3,244,899
CMS Energy Corp	29,900	1,354,171
Consolidated Edison Inc	166,100	12,945,834
DTE Energy Co	34,140	3,564,216
Innogy SE (144A)	169	7,993
Public Service Enterprise Group Inc	37,300	1,873,952
Sempra Energy	16,600	1,846,252
WEC Energy Group Inc	77,451	4,856,178
		29,693,495
Oil, Gas & Consumable Fuels – 4.8%
Exxon Mobil Corp	16,500	1,231,065
Galp Energia SGPS SA	209	3,942
Marathon Petroleum Corp	22,900	1,674,219
Phillips 66	19,700	1,889,624

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Valero Energy Corp	94,100	$8,729,657
		13,528,507
Paper & Forest Products – 0.1%
UPM-Kymmene OYJ	3,690	136,914
Pharmaceuticals – 2.3%
Merck & Co Inc	40,800	2,222,376
Novartis AG	10,338	836,628
Pfizer Inc	57,900	2,054,871
Takeda Pharmaceutical Co Ltd	26,600	1,297,739
		6,411,614
Professional Services – 0%
SGS SA	36	88,533
Real Estate Management & Development – 5.6%
Daito Trust Construction Co Ltd	70,100	11,913,825
Hysan Development Co Ltd	87,000	461,758
New World Development Co Ltd	55,000	78,410
Swire Properties Ltd	863,200	3,035,469
Swiss Prime Site AG*	3,905	378,203
		15,867,665
Semiconductor & Semiconductor Equipment – 0.4%
Intel Corp	2,500	130,200
Maxim Integrated Products Inc	10,200	614,244
QUALCOMM Inc	7,100	393,411
		1,137,855
Specialty Retail – 0.7%
Gap Inc	64,600	2,015,520
Kingfisher PLC	13,681	56,291
		2,071,811
Technology Hardware, Storage & Peripherals – 0.9%
Canon Inc	66,700	2,436,400
Textiles, Apparel & Luxury Goods – 1.7%
Tapestry Inc	4,100	215,701
VF Corp	13,900	1,030,268
Yue Yuen Industrial Holdings Ltd	923,000	3,686,497
		4,932,466
Tobacco – 0.4%
Altria Group Inc	19,000	1,184,080
Trading Companies & Distributors – 1.0%
ITOCHU Corp	148,500	2,891,920
Transportation Infrastructure – 0.3%
SATS Ltd	225,900	888,444
Wireless Telecommunication Services – 2.9%
NTT DOCOMO Inc	145,800	3,712,522
Rogers Communications Inc	81,100	3,622,492
StarHub Ltd	536,900	941,555
		8,276,569
Total Common Stocks (cost $271,754,580)		279,654,829
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $2,306,513)	2,306,513	2,306,513
Total Investments (total cost $274,061,093) – 99.7%		281,961,342
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		941,773
Net Assets – 100%		$282,903,115

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$160,456,809	56.9%
Hong Kong	50,688,941	18.0
Japan	37,022,941	13.1
Canada	13,098,066	4.6
Australia	6,816,409	2.4
Singapore	5,969,801	2.1
United Kingdom	3,676,564	1.3
Switzerland	3,589,338	1.3
New Zealand	352,339	0.1
Finland	136,914	0.1
Netherlands	136,560	0.1
Germany	7,993	0.0
Sweden	4,725	0.0
Portugal	3,942	0.0

Total	$281,961,342	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 0.8%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLCºº	$8,133∆	$—	$—	$—
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLCºº	32,876	—	—	2,306,513

Total Affiliated Investments – 0.8%	$41,009	$—	$—	$2,306,513

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 0.8%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLCºº	359,611	30,532,904	(30,892,515)	—
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLCºº	2,924,157	86,736,552	(87,354,196)	2,306,513

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $7,993, which represents 0.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$-	$516,450	$-
Airlines	-	4,630,562	-
Auto Components	-	4,013,213	-
Automobiles	1,188,318	100,407	-
Banks	441,391	10,708,548	-
Capital Markets	4,876,331	210,133	-
Chemicals	2,691,832	499,341	-
Construction Materials	-	25,618	-
Diversified Telecommunication Services	4,887,487	5,166,217	-
Electric Utilities	28,676,201	28,893,429	-
Food & Staples Retailing	-	4,084,404	-
Food Products	2,748,660	806,735	-
Health Care Providers & Services	-	4,398,090	-
Hotels, Restaurants & Leisure	16,624,627	2,717,606	-
Household Durables	1,060,740	3,666,981	-
Industrial Conglomerates	-	1,710,779	-
Insurance	5,544,782	621,642	-
Machinery	-	4,725	-
Marine	-	1,786,633	-
Media	5,562,439	909,938	-
Multiline Retail	3,795,999	81,973	-
Multi-Utilities	29,685,502	7,993	-
Oil, Gas & Consumable Fuels	13,524,565	3,942	-
Paper & Forest Products	-	136,914	-
Pharmaceuticals	4,277,247	2,134,367	-
Professional Services	-	88,533	-
Real Estate Management & Development	-	15,867,665	-
Specialty Retail	2,015,520	56,291	-
Technology Hardware, Storage & Peripherals	-	2,436,400	-
Textiles, Apparel & Luxury Goods	1,245,969	3,686,497	-
Trading Companies & Distributors	-	2,891,920	-
Transportation Infrastructure	-	888,444	-
Wireless Telecommunication Services	3,622,492	4,654,077	-
All Other	38,778,260	-	-
Investment Companies	-	2,306,513	-
Total Assets	$171,248,362	$110,712,980	$-

Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $74,559,387 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares/Principal/ Contract Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 10.2%
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	$391,000		$390,971
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	1,267,630		1,244,394
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.5000%, 3/15/37 (144A)	1,940,000		1,929,225
BHMS 2014-ATLS Mortgage Trust,
ICE LIBOR USD 1 Month + 3.0000%, 4.6642%, 7/5/33 (144A)	1,388,000		1,394,083
Caesars Palace Las Vegas Trust 2017-VICI - Class E,
4.3540%, 10/15/34 (144A)‡	1,436,000		1,405,110
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 4.2766%, 7/15/30 (144A)	1,156,000		1,155,996
Conn's Receivables Funding 2017-B LLC, 4.5200%, 11/15/20 (144A)	957,000		964,082
CPS Auto Receivables Trust 2013-C, 7.3200%, 12/15/20 (144A)	1,090,000		1,096,353
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	887,198		885,654
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	1,186,716		1,204,222
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	674,146		633,042
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 6.1766%, 8/15/32 (144A)	1,415,000		1,420,331
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 5.2500%, 7.0266%, 8/15/32 (144A)	1,330,000		1,336,673
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	399,663		374,058
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	310,000		306,104
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 3.4715%, 11/25/50 (144A)§	648,000		648,184
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		435,067
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	281,606		281,244
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	927,083		925,300
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.0266%, 11/15/27 (144A)	1,580,900		1,527,820
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.9266%, 11/15/27 (144A)	439,000		408,606
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.6025%, 7/24/18 (144A)§	613,000		613,056
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	601,388		604,737
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,340,644		1,354,377
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4830%, 12/15/43‡	1,065,000		1,070,925
Westlake Automobile Receivables Trust 2015-3, 5.8900%, 7/15/22 (144A)	1,332,000		1,345,840
WILLIS ENGINE STRUCTURED TRUST III, 6.3600%, 8/15/42 (144A)Ç	869,559		855,507
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $25,822,920)			25,810,961
Bank Loans and Mezzanine Loans – 0.9%
Commercial Mortgage-Backed Securities – 0.6%
Mural Loft Loan, 8.9500%, 8/1/22 (144A)‡,§	1,530,000		1,530,000
Communications – 0.3%
Charter Communications Operating LLC,
ICE LIBOR USD 3 Month + 2.0000%, 3.8800%, 4/30/25	655,358		657,540
Total Bank Loans and Mezzanine Loans (cost $2,184,567)			2,187,540
Corporate Bonds – 16.7%
Banking – 4.2%
Ally Financial Inc, 3.6000%, 5/21/18	631,000		631,000
Australia & New Zealand Banking Group Ltd, 3.2500%, 6/3/20	1,581,000	AUD	1,229,467
Capital One NA, 2.4000%, 9/5/19	1,825,000		1,807,820
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 3.4363%, 9/1/23	530,000		542,919
Commonwealth Bank of Australia, 3.2500%, 1/17/22	1,610,000	AUD	1,247,936
CYBG PLC, GBP SWAP 5 YR + 3.5160%, 5.0000%, 2/9/26	891,000	GBP	1,297,076
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,749,114
TP ICAP PLC, 5.2500%, 1/26/24	800,000	GBP	1,169,703
			10,675,035
Basic Industry – 1.2%
CF Industries Inc, 7.1250%, 5/1/20	1,674,000		1,786,995
Freeport-McMoRan Inc, 5.4500%, 3/15/43	1,279,000		1,176,296
			2,963,291
Brokerage – 0.9%
E*TRADE Financial Corp, 2.9500%, 8/24/22	329,000		320,167
E*TRADE Financial Corp, 3.8000%, 8/24/27	135,000		130,991
Raymond James Financial Inc, 5.6250%, 4/1/24	1,031,000		1,138,829
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	588,000		592,306
			2,182,293

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Capital Goods – 0.9%
Arconic Inc, 5.9500%, 2/1/37	$568,000		$587,880
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		633,158
Eagle Materials Inc, 4.5000%, 8/1/26	507,000		512,070
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	425,000		469,625
			2,202,733
Communications – 1.6%
AT&T Inc, 3.4000%, 8/14/24	950,000		954,350
Telecom Italia Capital SA, 7.7210%, 6/4/38	1,882,000		2,301,121
Telecom Italia Finance SA, 7.7500%, 1/24/33	427,000	EUR	782,757
			4,038,228
Consumer Cyclical – 1.7%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	804,000		806,010
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	202,000	GBP	284,962
DR Horton Inc, 3.7500%, 3/1/19	493,000		495,264
Ford Motor Credit Co LLC, 3.5880%, 6/2/20	2,882,000	AUD	2,242,925
General Motors Financial Co Inc, 3.1000%, 1/15/19	603,000		603,621
			4,432,782
Consumer Non-Cyclical – 1.9%
Molson Coors Brewing Co, 1.9000%, 3/15/19	2,450,000		2,426,021
Tesco PLC, 4.8750%, 3/24/42	1,639,000	GBP	2,418,457
			4,844,478
Electric – 0.4%
EDP Finance BV, 3.6250%, 7/15/24 (144A)	1,140,000		1,121,371
Finance Companies – 0.4%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	1,008,000		987,538
Industrial – 2.1%
ATF Netherlands BV, EUR SWAP ANNUAL 5 YR + 4.3750%, 3.7500%µ	1,000,000	EUR	1,272,438
CPI Property Group SA, 2.1250%, 10/4/24	1,020,000	EUR	1,243,566
Globalworth Real Estate Investments Ltd, 2.8750%, 6/20/22	975,000	EUR	1,236,025
Globalworth Real Estate Investments Ltd, 3.0000%, 3/29/25	1,200,000	EUR	1,467,202
			5,219,231
Technology – 0.9%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	412,000		405,136
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27	1,059,000		1,028,995
Seagate HDD Cayman, 3.7500%, 11/15/18	931,000		936,458
			2,370,589
Transportation – 0.5%
Air France-KLM, 3.7500%, 10/12/22	900,000	EUR	1,193,426
Total Corporate Bonds (cost $41,509,715)			42,230,995
Foreign Government Bonds – 47.4%
Argentina POM Politica Monetaria, 27.2775%, 6/21/20	108,583,000	ARS	5,721,116
Argentina Treasury Bill, 0%, 4/27/18◊	492,109		491,168
Australia Government Bond, 2.7500%, 10/21/19	1,712,000	AUD	1,330,736
Australia Government Bond, 5.7500%, 5/15/21	6,888,000	AUD	5,864,075
Australia Government Bond, 4.2500%, 4/21/26	2,070,000	AUD	1,784,646
Australia Government Bond, 2.7500%, 11/21/27	3,095,000	AUD	2,406,849
Bundesrepublik Deutschland Bundesanleihe, 0.5000%, 2/15/28	3,110,945	EUR	3,830,074
Canadian Government Bond, 0.7500%, 3/1/21	3,263,000	CAD	2,451,429
Canadian Government Bond, 1.0000%, 9/1/22	6,440,000	CAD	4,798,055
Canadian Government Bond, 1.0000%, 6/1/27	4,557,000	CAD	3,216,997
Canadian Government Bond, 2.7500%, 12/1/48	1,939,000	CAD	1,678,299
Colombian TES, 7.5000%, 8/26/26	8,707,900,000	COP	3,337,931
Indonesia Treasury Bond, 8.2500%, 7/15/21	44,443,000,000	IDR	3,446,633
Italy Buoni Poliennali Del Tesoro, 0.6500%, 10/15/23	1,592,000	EUR	1,941,989
Italy Buoni Poliennali Del Tesoro, 2.0500%, 8/1/27	1,004,000	EUR	1,273,528
Japan Government Ten Year Bond, 0.1000%, 6/20/27	776,350,000	JPY	7,357,410
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	186,200,000	JPY	1,651,473
Japan Government Twenty Year Bond, 0.5000%, 9/20/36	245,300,000	JPY	2,325,012
Mexican Bonos, 8.0000%, 6/11/20	42,200,000	MXN	2,357,494
Mexican Bonos, 6.5000%, 6/9/22	25,098,000	MXN	1,344,451
Mexican Bonos, 7.5000%, 6/3/27	70,303,000	MXN	3,911,364
Mexican Bonos, 8.0000%, 11/7/47	22,637,000	MXN	1,298,343
New Zealand Government Bond, 5.0000%, 3/15/19	5,892,000	NZD	4,387,524
New Zealand Government Bond, 3.0000%, 4/15/20	1,550,000	NZD	1,144,743
Portugal Obrigacoes do Tesouro OT, 2.2000%, 10/17/22 (144A)	1,211,000	EUR	1,619,432
Portugal Obrigacoes do Tesouro OT, 4.9500%, 10/25/23 (144A)	2,051,000	EUR	3,128,958
Portugal Obrigacoes do Tesouro OT, 2.8750%, 10/15/25 (144A)	4,550,000	EUR	6,295,582
Portugal Obrigacoes do Tesouro OT, 2.1250%, 10/17/28 (144A)	1,954,771	EUR	2,524,199
Portugal Obrigacoes do Tesouro OT, 4.1000%, 2/15/45 (144A)	3,804,448	EUR	6,048,005
Republic of Poland Government Bond, 1.5000%, 4/25/20	9,528,000	PLN	2,783,745
Spain Government Bond, 4.4000%, 10/31/23 (144A)	3,358,000	EUR	5,064,432
Spain Government Bond, 4.8000%, 1/31/24 (144A)	444,000	EUR	685,366
Spain Government Bond, 3.8000%, 4/30/24 (144A)	2,978,000	EUR	4,399,648

Shares/Principal/ Contract Amounts			Value
Foreign Government Bonds – (continued)
Spain Government Bond, 1.3000%, 10/31/26 (144A)	2,015,000	EUR	$2,552,566
Spain Government Bond, 2.9000%, 10/31/46 (144A)	1,724,000	EUR	2,447,454
Sweden Government Bond, 3.5000%, 6/1/22	17,050,000	SEK	2,356,491
Sweden Government Bond, 0.7500%, 5/12/28	61,210,000	SEK	7,378,419
United Kingdom Gilt, 3.7500%, 9/7/21	503,000	GBP	773,741
United Kingdom Gilt, 1.5000%, 7/22/47	1,951,000	GBP	2,606,807
Total Foreign Government Bonds (cost $118,045,756)			120,016,184
Inflation-Indexed Bonds – 9.2%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/27	1,565,867,100	JPY	15,627,366
United States Treasury Inflation Indexed Bonds, 0.5000%, 1/15/28ÇÇ	$5,189,425		5,091,233
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/46ÇÇ	2,462,270		2,515,444
Total Inflation-Indexed Bonds (cost $22,290,374)			23,234,043
United States Treasury Notes/Bonds – 12.3%
1.5000%, 10/31/19	1,350,000		1,334,070
2.0000%, 11/30/22	3,689,000		3,599,641
2.6250%, 2/28/23	3,141,000		3,149,460
2.3750%, 5/15/27	1,599,000		1,550,226
2.2500%, 11/15/27	1,962,000		1,877,968
2.7500%, 2/15/28	10,132,000		10,129,520
2.5000%, 2/15/45	288,000		262,398
2.2500%, 8/15/46	1,302,000		1,118,963
2.7500%, 11/15/47	733,000		699,186
3.0000%, 2/15/48	7,448,000		7,474,206
Total United States Treasury Notes/Bonds (cost $31,071,880)			31,195,638
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $3,249,263)	3,249,263		3,249,263
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
JPMorgan Chase & Co.:
EUR currency,
Notional amount $(21,180,404), premiums paid $112,256, unrealized depreciation $(111,959), exercise price $1.10, expires 6/1/18*	21,180,404		297
Total Investments (total cost $244,286,731) – 98.0%			247,924,921
Cash, Receivables and Other Assets, net of Liabilities – 2.0%			5,099,337
Net Assets – 100%			$253,024,258

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$91,894,491	37.1%
Japan	26,961,261	10.9
Portugal	20,737,547	8.4
Australia	13,863,709	5.6
Canada	12,950,790	5.2
Spain	12,596,900	5.1
Sweden	9,734,910	3.9
Mexico	8,911,652	3.6
United Kingdom	8,550,746	3.4
Italy	6,769,020	2.7
Argentina	6,212,284	2.5
New Zealand	5,532,267	2.2
Germany	5,102,512	2.1
Indonesia	3,446,633	1.4
Colombia	3,337,931	1.3
Poland	2,783,745	1.1
Romania	2,703,227	1.1
Ireland	2,191,760	0.9
Czech Republic	1,243,566	0.5
Bermuda	1,206,544	0.5
France	1,193,426	0.5

Total	$247,924,921	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	$7,361∆	$—	$—	$—
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	83,797	—	—	3,249,263

Total Affiliated Investments – 1.3%	$91,158	$—	$—	$3,249,263

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	263,520	36,734,508	(36,998,028)	—
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	14,558,241	176,343,022	(187,652,000)	3,249,263

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	5/16/18	(5,865,000)	$4,528,660	$24,764
British Pound	5/16/18	100,000	(141,378)	(833)
Colombian Peso	5/16/18	(2,450,551,000)	854,297	(22,168)
Danish Krone	5/16/18	(206,000)	34,157	33
Mexican Peso	5/16/18	(47,724,000)	2,560,136	(46,496)
New Zealand Dollar	5/16/18	(3,148,000)	2,274,147	150

				(44,550)
Barclays Capital, Inc.:
Australian Dollar	5/16/18	(9,107,000)	7,024,985	31,467
Brazilian Real	5/16/18	8,326,000	(2,511,538)	1,338
British Pound	5/16/18	1,885,000	(2,667,036)	(17,761)
Canadian Dollar	5/16/18	(2,341,000)	1,815,092	(3,835)
Czech Koruna	5/16/18	50,311,000	(2,446,105)	(802)
Euro	5/16/18	2,002,000	(2,475,423)	(4,144)
Japanese Yen	5/16/18	292,859,000	(2,782,313)	(21,354)
Malaysian Ringgit	5/16/18	14,781,000	(3,776,251)	41,367
Norwegian Krone	5/16/18	23,474,000	(3,036,828)	(36,644)
Polish Zloty	5/16/18	(1,096,000)	320,157	(406)
Swedish Krona	5/16/18	(61,066,000)	7,428,208	87,306

				76,532
BNP Paribas:
Czech Koruna	5/16/18	52,049,000	(2,530,089)	(313)
Japanese Yen	5/16/18	535,662,000	(5,087,806)	(37,797)

				(38,110)

Citibank NA:
Argentine Peso	5/16/18	87,676,000	$(4,219,072)	31,475
Australian Dollar	5/16/18	(6,696,000)	5,165,676	23,632
British Pound	5/16/18	1,776,000	(2,512,223)	(16,143)
Canadian Dollar	5/16/18	(3,517,000)	2,727,879	(4,784)
Czech Koruna	5/16/18	52,922,000	(2,579,761)	(7,554)
Euro	5/16/18	1,602,000	(1,979,816)	(2,299)
Japanese Yen	5/16/18	271,327,000	(2,577,409)	(19,445)
New Zealand Dollar	5/16/18	(1,184,000)	855,085	(192)

				4,690
HSBC Securities (USA), Inc.:
British Pound	5/16/18	(565,000)	799,190	5,110
Euro	5/16/18	1,048,000	(1,295,187)	(1,530)
Indonesian Rupiah	5/16/18	(13,480,705,000)	975,520	(1,414)
Japanese Yen	5/16/18	542,816,000	(5,155,388)	(37,934)
Mexican Peso	5/16/18	(65,183,000)	3,493,714	(66,509)
New Zealand Dollar	5/16/18	(3,362,000)	2,427,848	(734)
Norwegian Krone	5/16/18	35,580,000	(4,604,120)	(56,681)

				(159,692)
JPMorgan Chase & Co.:
British Pound	5/16/18	(391,000)	554,555	5,023
Euro	5/16/18	1,746,000	(2,157,616)	(2,344)
Japanese Yen	5/16/18	312,306,000	(2,966,196)	(21,898)
Mexican Peso	5/16/18	(52,724,000)	2,826,334	(53,392)
Polish Zloty	5/16/18	(8,559,000)	2,499,015	(4,363)

				(76,974)
Total				$(238,104)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	27	6/29/18	$5,740,453	$5,063	$(1,688)
US Treasury Long Bond	3	6/20/18	439,875	14,813	3,000
Total - Futures Purchased				19,876	1,312
Futures Sold:
10-Year US Treasury Note	(12)	6/20/18	(1,453,688)	(17,697)	(2,813)
5-Year US Treasury Note	(5)	6/29/18	(572,305)	(3,398)	(430)
Euro-BOBL	(100)	6/7/18	(16,147,685)	(125,716)	(14,762)
Ultra 10-Year US Treasury Note	(5)	6/20/18	(649,297)	(13,555)	(2,656)
Total - Futures Sold				(160,366)	(20,661)
Total				$(140,490)	$(19,349)

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

JPMorgan Chase & Co.:

EUR Currency	21,180,404	1.05	USD	6/1/18	$21,180,404	$40,878	$40,857	$(21)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, purchased	$55,335,443
Forward foreign currency exchange contracts, sold	53,141,813
Futures contracts, purchased	3,607,155
Futures contracts, sold	16,541,310
Purchased options contracts, put	24,862
Written options contracts, put	7,858

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
OTC	Over-the-Counter
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $62,524,769, which represents 24.7% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of March 31, 2018.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of March 31, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$642,972	$633,042	0.3%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.6000%, 3.4715%, 11/25/50	11/29/17	648,000	648,184	0.3
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.6025%, 7/24/18	8/11/17	613,000	613,056	0.2
Mural Loft Loan, 8.9500%, 8/1/22	7/13/17	1,530,000	1,530,000	0.6
Total		$3,433,972	$3,424,282	1.4%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$25,810,961	$-
Bank Loans and Mezzanine Loans	-	2,187,540	-
Corporate Bonds	-	42,230,995	-
Foreign Government Bonds	-	120,016,184	-
Inflation-Indexed Bonds	-	23,234,043	-
United States Treasury Notes/Bonds	-	31,195,638	-
Investment Companies	-	3,249,263	-
OTC Purchased Options – Puts	-	297	-
Total Investments in Securities	$-	$247,924,921	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	251,665	-
Variation Margin Receivable	1,312	-	-
Total Assets	$1,312	$248,176,586	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$489,769	$-
Options Written, at Value	-	21	-
Variation Margin Payable	20,661	-	-
Total Liabilities	$20,661	$489,790	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September

2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

There were no securities on loan as of March 31, 2018.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

March 31, 2018

Principal Amounts		Value
U.S. Government Agency Notes – 56.5%
Federal Home Loan Bank Discount Notes:
1.3809%, 4/2/18	$3,000,000	$3,000,000
1.5072%, 4/3/18	3,000,000	2,999,875
1.4317%, 4/4/18	3,000,000	2,999,763
1.3817%, 4/5/18	3,000,000	2,999,657
1.4021%, 4/6/18	3,000,000	2,999,536
1.5738%, 4/10/18	3,000,000	2,998,959
1.4327%, 4/11/18	3,000,000	2,998,933
1.4327%, 4/13/18	3,000,000	2,998,696
1.4221%, 4/18/18	3,000,000	2,998,118
1.5838%, 4/19/18	3,000,000	2,997,775
1.6346%, 4/20/18	3,000,000	2,997,569
1.7414%, 4/24/18	3,000,000	2,996,837
1.4633%, 4/25/18	3,000,000	2,997,217
1.6053%, 4/27/18	3,000,000	2,996,684
1.6151%, 4/30/18	3,000,000	2,996,264
1.4835%, 5/1/18	3,000,000	2,996,443
1.5038%, 5/2/18	3,000,000	2,996,271
1.4937%, 5/4/18	3,000,000	2,996,049
1.4534%, 5/7/18	3,000,000	2,995,794
1.6205%, 5/8/18	3,000,000	2,995,181
1.5193%, 5/9/18	3,000,000	2,995,354
1.7524%, 5/10/18	3,000,000	2,994,504
1.5703%, 5/11/18	3,000,000	2,994,941
1.6360%, 5/16/18	3,000,000	2,994,056
1.5000%, 5/21/18	3,000,000	2,993,926
1.5961%, 5/23/18	3,000,000	2,993,278
1.7734%, 5/24/18	3,000,000	2,992,392
1.4897%, 5/25/18	3,000,000	2,993,476
1.7786%, 5/29/18	3,000,000	2,991,638
1.7121%, 6/1/18	3,000,000	2,991,524
1.6822%, 6/4/18	3,000,000	2,991,255
1.7892%, 6/5/18	3,000,000	2,990,557
1.6673%, 6/6/18	3,000,000	2,991,057
1.7895%, 6/13/18	3,000,000	2,989,377
1.7852%, 7/9/18	3,000,000	2,985,584
		104,838,540
FHLMC Multifamily VRD Certificates Taxable:
2.0000%, 1/15/42‡	5,638,108	5,637,951
Total U.S. Government Agency Notes (cost $110,476,491)		110,476,491
Variable Rate Demand Agency Notes‡ – 28.4%
AE Realty LLC, 1.8000%, 10/1/23	580,000	580,000
Clearwater Solutions LLC, 1.8600%, 9/1/21	625,000	625,000
Cypress Bend Real Estate Development Co LLC, 1.8000%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 1.8000%, 12/1/22	1,650,000	1,650,000
Greer Family LLC, 1.8000%, 8/1/31	3,000,000	3,000,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
1.8000%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 1.9800%, 6/3/47	2,845,000	2,845,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 1.8000%, 4/1/36	6,425,000	6,425,000
Lake Nona Trust, 1.8000%, 10/1/44	2,900,000	2,900,000
Mesivta Yeshiva Rabbi Chaim Berlin, 1.8768%, 11/1/35	9,185,000	9,185,000
Mississippi Business Finance Corp, 1.8400%, 9/1/21	1,170,000	1,170,000
Mississippi Business Finance Corp, 1.8400%, 1/1/34	3,060,000	3,060,000
Mississippi Business Finance Corp, 1.8400%, 12/1/35	3,200,000	3,200,000
Phenix City Downtown Redevelopment Authority, 1.8000%, 2/1/33	3,600,000	3,600,000
Thomas H Turner Family Irrevocably Trust, 1.8000%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 1.8000%, 10/3/22	1,265,000	1,265,000
Total Variable Rate Demand Agency Notes (cost $55,505,000)		55,505,000

Principal Amounts		Value
Repurchase Agreements(a) – 15.1%
Undivided interest of 7.4% in a joint repurchase agreement (principal amount $400,000,000 with a maturity value of $400,057,667) with Royal Bank of Canada, NY Branch, 1.7300%, dated 3/30/18, maturing 4/2/18 to be repurchased at $29,604,267 collateralized by $395,220,668 in U.S. Government Agencies 2.5000% - 6.9731%, 3/1/25 - 1/1/48 and $1,925,100 in U.S. Treasuries 2.1250%, 8/15/21 with a value of $408,078,427 (cost $29,600,000)	$29,600,000	$29,600,000
Total Investments (total cost $195,581,491) – 100.0%		195,581,491
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(97,408)
Net Assets – 100%		$195,484,083

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2018.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
U.S. Government Agency Notes	$-	$110,476,491	$-
Variable Rate Demand Agency Notes	-	55,505,000	-
Repurchase Agreements	-	29,600,000	-
Total Assets	$-	$195,581,491	$-

Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.0%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33	$11,754,819	$11,795,970
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36	811,032	688,264
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37	624,239	513,191
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37	2,916,605	2,506,251
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36	1,416,929	1,350,383
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36	1,928,167	1,506,020
Alternative Loan Trust 2007-22,
ICE LIBOR USD 1 Month + 7.1000%, 5.2285%, 9/25/37¤	5,832,162	1,674,721
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22	186,859	140,429
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35	4,880,138	4,279,391
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	397,641	394,383
Banc of America Funding 2006-7 Trust,
ICE LIBOR USD 1 Month + 0.6000%, 6.0000%, 9/25/36	1,059,192	1,013,608
Banc of America Funding 2007-2 Trust, 4.6865%, 3/25/37‡	966,773	953,288
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37	24,170	22,465
Bear Stearns ALT-A Trust 2005-4, 3.4820%, 5/25/35‡	2,236,008	1,957,414
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36	2,320,419	1,970,766
Credit-Based Asset Servicing & Securitization LLC, 5.0620%, 9/25/32Ç	72,703	72,281
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36	8,138,827	7,514,291
Equity One Mortgage Pass-Through Trust 2003-4, 4.5854%, 10/25/34Ç	201,420	198,837
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.6000%, 4.7285%, 6/25/38¤	13,282,629	782,287
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7000%, 3.8285%, 2/25/39¤	1,984,114	188,539
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0000%, 4.1285%, 3/25/39¤	21,044,867	1,506,808
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.1785%, 5/25/39¤	15,680,915	1,079,542
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.6785%, 5/25/39¤	24,451,453	1,834,201
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.2785%, 3/25/40¤	9,356,994	869,455
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 4.7500%, 2.8785%, 5/25/40¤	36,382,530	2,350,697
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7700%, 3.8985%, 6/25/40¤	1,627,453	199,398
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.6785%, 7/25/42¤	10,276,317	1,721,151
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.2785%, 11/25/42¤	9,523,029	1,701,896
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.2785%, 7/25/43¤	19,108,414	2,399,992
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.6000%, 3.9793%, 5/25/45¤	27,762,626	3,842,864
First Horizon Mortgage Pass-Through Trust 2004-7, 5.5000%, 1/25/35	66,169	67,595
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5000%, 4.7234%, 8/15/35¤	5,559,646	812,347
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.2734%, 4/15/39¤	9,678,439	663,962
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.2734%, 5/15/39¤	7,857,890	534,552
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.6500%, 4.8734%, 11/15/40¤	12,050,812	1,059,309
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.7734%, 3/15/41¤	455,779	54,066
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 4.7734%, 5/15/42¤	5,671,422	899,028
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.3734%, 12/15/44¤	13,412,446	2,313,554
Government National Mortgage Association, 3.5000%, 12/20/39¤	14,601,013	908,358
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.6000%, 4.7779%, 12/20/39¤	8,400,865	906,782
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 4.3279%, 4/20/43¤	411,893	54,458
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6500%, 3.8279%, 10/20/45¤	6,784,476	859,791
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36	630,523	526,039
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36	768,179	513,857
IndyMac INDA Mortgage Loan Trust 2006-AR1, 3.4283%, 8/25/36‡	1,030,947	1,019,413
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36	1,702,840	1,534,979
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36	3,085,440	2,631,371
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37	1,607,758	1,289,917
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	5,417,164	5,543,169
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36	4,093,105	3,816,267
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46Ç	1,527,457	733,957
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21	417,413	407,999
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	211,331	206,540
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37Ç	292,616	291,773
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	123,206	122,426
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36	684,516	529,150
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37	4,877,957	3,444,423
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21	1,356,026	1,352,854
Structured Asset Securities Corp Trust 2005-14,
ICE LIBOR USD 1 Month + 0.3000%, 2.1715%, 7/25/35	862,868	699,567
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
3.3186%, 8/25/36‡	1,807,984	1,742,338
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
3.1001%, 5/25/37‡	6,029,851	5,502,849
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37	1,975,146	1,218,902

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)	$9,386,056	$9,605,225
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $120,525,356)		108,895,600
Corporate Bonds – 75.5%
Banking – 15.1%
ABN AMRO Bank NV, 2.5000%, 10/30/18 (144A)	3,750,000	3,748,087
ABN AMRO Bank NV, 2.1000%, 1/18/19 (144A)	16,436,000	16,351,026
Ally Financial Inc, 3.6000%, 5/21/18	77,238,000	77,238,000
Ally Financial Inc, 4.7500%, 9/10/18	36,715,000	36,997,705
Ally Financial Inc, 3.2500%, 11/5/18	14,287,000	14,304,859
Ally Financial Inc, 8.0000%, 12/31/18	32,308,000	33,317,625
Ally Financial Inc, 3.5000%, 1/27/19	8,139,000	8,149,174
Bank of Montreal, 1.7500%, 9/11/19	3,821,000	3,764,674
Bank of Tokyo-Mitsubishi UFJ Ltd, 2.7000%, 9/9/18 (144A)	660,000	660,298
Barclays Bank PLC, USD SWAP SEMI 30/360 5YR + 6.8330%, 7.7500%, 4/10/23	2,250,000	2,250,450
Capital One Bank USA NA, 2.1500%, 11/21/18	4,767,000	4,750,554
Citigroup Inc, 1.7500%, 5/1/18	7,879,000	7,873,957
Citigroup Inc, 6.1250%, 5/15/18	5,151,000	5,171,093
Citigroup Inc, 2.0500%, 12/7/18	8,966,000	8,932,480
Cooperatieve Rabobank UA/NY, 2.2500%, 1/14/19	2,000,000	1,994,485
Deutsche Bank AG/London, 2.5000%, 2/13/19	11,775,000	11,727,738
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2000%, 2.9669%, 4/30/18	1,056,000	1,056,600
Goldman Sachs Group Inc, 2.6250%, 1/31/19	4,130,000	4,127,857
JPMorgan Chase & Co, 6.3000%, 4/23/19	676,000	701,347
KeyBank NA/Cleveland OH, 2.3500%, 3/8/19	6,364,000	6,342,142
KeyCorp, 2.3000%, 12/13/18	375,000	374,003
Lloyds Banking Group PLC, 3.1000%, 7/6/21	800,000	795,047
Morgan Stanley, 2.2000%, 12/7/18	4,527,000	4,516,926
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 2.4845%, 7/23/19	215,000	215,939
Morgan Stanley, ICE LIBOR USD 3 Month + 0.5500%, 2.2945%, 2/10/21	7,258,000	7,261,992
PNC Bank NA, 2.5000%, 1/22/21	3,750,000	3,694,628
Regions Bank/Birmingham AL, 2.2500%, 9/14/18	19,684,000	19,648,454
Regions Bank/Birmingham AL,
ICE LIBOR USD 3 Month + 0.3800%, 2.1325%, 4/1/21	4,041,000	4,036,491
Sumitomo Mitsui Banking Corp, 1.9660%, 1/11/19	2,000,000	1,987,584
SunTrust Banks Inc, 2.3500%, 11/1/18	2,000,000	1,995,949
Swedbank AB, 2.3750%, 2/27/19	12,173,000	12,138,343
Toronto-Dominion Bank, 1.4500%, 8/13/19	10,000,000	9,828,879
Toronto-Dominion Bank, 1.8500%, 9/11/20	3,104,000	3,020,409
UBS AG/London, ICE LIBOR USD 3 Month + 0.4800%, 2.4863%, 12/1/20 (144A)	2,024,000	2,024,862
Westpac Banking Corp, 4.6250%, 6/1/18	8,683,000	8,714,629
		329,714,286
Basic Industry – 0.3%
Monsanto Co, 5.1250%, 4/15/18	3,305,000	3,307,791
Packaging Corp of America, 2.4500%, 12/15/20	3,666,000	3,607,523
		6,915,314
Capital Goods – 4.2%
China State Construction Finance Cayman I Ltd, 3.1250%, 4/2/18	9,058,000	9,058,000
CNH Industrial Capital LLC, 3.6250%, 4/15/18	38,781,000	38,790,695
CNH Industrial Capital LLC, 3.3750%, 7/15/19	1,050,000	1,047,375
CSCEC Finance Cayman II Ltd, 2.2500%, 6/14/19	2,478,000	2,450,358
Ingersoll-Rand Global Holding Co Ltd, 2.9000%, 2/21/21	7,257,000	7,237,441
Martin Marietta Materials Inc,
ICE LIBOR USD 3 Month + 0.5000%, 2.7018%, 12/20/19	4,067,000	4,073,204
Stanley Black & Decker Inc, 2.4510%, 11/17/18	7,846,000	7,830,076
United Technologies Corp, 1.7780%, 5/4/18Ç	21,514,000	21,495,587
		91,982,736
Communications – 2.9%
AT&T Inc, 5.6000%, 5/15/18	1,456,000	1,461,038
AT&T Inc, 2.3750%, 11/27/18	4,906,000	4,903,766
DISH DBS Corp, 4.2500%, 4/1/18	16,449,000	16,449,000
Hughes Satellite Systems Corp, 6.5000%, 6/15/19	2,918,000	3,005,540
Sprint Communications Inc, 9.0000%, 11/15/18 (144A)	12,019,000	12,394,594
Telecom Italia Capital SA, 7.1750%, 6/18/19	878,000	917,361
Time Warner Cable LLC, 6.7500%, 7/1/18	14,601,000	14,738,376
Time Warner Cable LLC, 8.7500%, 2/14/19	4,998,000	5,233,366
Vodafone Group PLC, 4.6250%, 7/15/18	4,694,000	4,723,745
		63,826,786
Consumer Cyclical – 19.3%
Best Buy Co Inc, 5.0000%, 8/1/18	8,676,000	8,737,545
CalAtlantic Group Inc/old, 8.3750%, 5/15/18	13,137,000	13,221,734
Cresud SACIF y A, 6.5000%, 2/16/23	8,987,003	8,882,155
Daimler Finance North America LLC, 2.3750%, 8/1/18	2,105,000	2,103,817

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Daimler Finance North America LLC,
ICE LIBOR USD 3 Month + 0.4500%, 2.3539%, 2/22/21 (144A)	$3,349,000	$3,351,100
Dillard's Inc, 7.1300%, 8/1/18	6,668,000	6,719,303
Energy Transfer Partners LP,
ICE LIBOR USD 3 Month + 0.8200%, 2.8914%, 3/12/21 (144A)	7,208,000	7,209,045
Expedia Inc, 7.4560%, 8/15/18	8,531,000	8,672,747
Ford Motor Credit Co LLC, 5.0000%, 5/15/18	82,493,000	82,693,541
Ford Motor Credit Co LLC, 2.2400%, 6/15/18	39,458,000	39,409,864
Ford Motor Credit Co LLC, 2.8750%, 10/1/18	6,696,000	6,702,223
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	56,221,000	56,178,337
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	23,202,000	23,210,064
Ford Motor Credit Co LLC, 2.3750%, 3/12/19	19,600,000	19,492,788
Ford Motor Credit Co LLC, ICE LIBOR USD 3 Month + 0.8100%, 2.8346%, 4/5/21	5,458,000	5,456,854
General Motors Co, 3.5000%, 10/2/18	28,626,000	28,667,080
General Motors Co, ICE LIBOR USD 3 Month + 0.8000%, 2.5935%, 8/7/20	3,730,000	3,733,553
General Motors Financial Co Inc, 2.4000%, 4/10/18	9,914,000	9,913,276
General Motors Financial Co Inc, 3.2500%, 5/15/18	22,857,000	22,862,705
General Motors Financial Co Inc, 6.7500%, 6/1/18	12,579,000	12,661,599
General Motors Financial Co Inc, 3.1000%, 1/15/19	4,835,000	4,839,981
Harley-Davidson Funding Corp, 6.8000%, 6/15/18 (144A)	310,000	312,669
Hyundai Capital America, 2.8750%, 8/9/18	9,289,000	9,288,795
Hyundai Capital America, 2.4000%, 10/30/18 (144A)	5,500,000	5,484,112
Hyundai Capital America, 2.4000%, 10/30/18	700,000	697,978
Jaguar Land Rover Automotive PLC, 4.1250%, 12/15/18 (144A)	2,335,000	2,343,756
Lennar Corp, 8.3750%, 5/15/18 (144A)	4,167,000	4,195,752
Lennar Corp, 4.5000%, 6/15/19	1,242,000	1,246,658
Lennar Corp, 4.5000%, 11/15/19	299,000	301,243
Macy's Retail Holdings Inc, 9.5000%, 4/15/21	52,675	55,275
Toll Brothers Finance Corp, 4.0000%, 12/31/18	10,372,000	10,436,306
Volkswagen Group of America Finance LLC, 1.6500%, 5/22/18 (144A)	2,150,000	2,146,968
Volkswagen International Finance NV, 2.1250%, 11/20/18 (144A)	9,845,000	9,812,530
Volkswagen International Finance NV, 2.1250%, 11/20/18	442,000	439,651
		421,481,004
Consumer Non-Cyclical – 4.4%
Allergan Funding SCS, 2.4500%, 6/15/19	4,270,000	4,237,155
Avon Products Inc, 6.5000%, 3/1/19	4,095,000	4,156,425
BAT International Finance PLC, 1.8500%, 6/15/18 (144A)	2,715,000	2,711,049
Conagra Brands Inc, ICE LIBOR USD 3 Month + 0.5000%, 2.2039%, 10/9/20	7,354,800	7,360,134
CVS Health Corp, ICE LIBOR USD 3 Month + 0.6300%, 2.6873%, 3/9/20	7,215,000	7,242,056
CVS Health Corp, ICE LIBOR USD 3 Month + 0.7200%, 2.7773%, 3/9/21	7,215,000	7,269,214
Edwards Lifesciences Corp, 2.8750%, 10/15/18	8,161,000	8,162,134
General Mills Inc, 6.5900%, 10/15/18	26,473,000	27,040,767
HCA Inc, 3.7500%, 3/15/19	3,237,000	3,249,301
Kraft Heinz Foods Co, 2.0000%, 7/2/18	2,305,000	2,302,694
Kraft Heinz Foods Co, ICE LIBOR USD 3 Month + 0.5700%, 2.3805%, 2/10/21	5,556,000	5,540,827
Mylan Inc, 2.6000%, 6/24/18	1,960,000	1,958,199
Philip Morris International Inc, 1.8750%, 11/1/19	6,001,000	5,918,965
Reynolds American Inc, 2.3000%, 6/12/18	9,011,000	9,006,421
		96,155,341
Electric – 0.5%
Dominion Energy Inc, 1.8750%, 12/15/18 (144A)	2,978,000	2,957,602
Dominion Energy Inc, 1.6000%, 8/15/19	3,896,000	3,828,634
Duke Energy Carolinas LLC, 5.1000%, 4/15/18	250,000	250,227
Entergy Mississippi Inc, 6.6400%, 7/1/19	216,000	225,887
Talen Energy Supply LLC, 6.5000%, 5/1/18	4,000,000	3,980,000
		11,242,350
Energy – 4.0%
Anadarko Holding Co, 7.0500%, 5/15/18	3,706,000	3,721,752
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 6.2500%, 10/15/22	1,051,000	1,102,289
Boardwalk Pipelines LP, 5.2000%, 6/1/18	3,803,000	3,814,096
Columbia Pipeline Group Inc, 2.4500%, 6/1/18	587,000	586,625
DCP Midstream Operating LP, 9.7500%, 3/15/19 (144A)	9,728,000	10,263,040
Energy Transfer LP, 6.7000%, 7/1/18	2,947,000	2,977,794
Energy Transfer Partners LP, 2.5000%, 6/15/18	3,880,000	3,880,700
Enterprise Products Operating LLC, 6.6500%, 4/15/18	4,621,000	4,626,202
GS Caltex Corp, 3.2500%, 10/1/18	599,000	599,564
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	13,339,000	13,299,163
Kinder Morgan Energy Partners LP, 9.0000%, 2/1/19	2,022,000	2,119,166
Kinder Morgan Inc/DE, 7.2500%, 6/1/18	830,000	835,456
Northwest Pipeline LLC, 6.0500%, 6/15/18	1,106,000	1,113,066
NuStar Logistics LP, 8.4000%, 4/15/18	2,714,000	2,717,393
ONEOK Partners LP, 3.2000%, 9/15/18	9,869,000	9,905,859
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	831,000	839,212
Rockies Express Pipeline LLC, 6.8500%, 7/15/18 (144A)	16,661,000	16,787,624

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Rockies Express Pipeline LLC, 6.0000%, 1/15/19 (144A)	$5,027,000	$5,114,972
Spectra Energy Partners LP, 2.9500%, 9/25/18	1,875,000	1,876,869
Transcontinental Gas Pipe Line Co LLC, 6.0500%, 6/15/18	1,252,000	1,259,999
		87,440,841
Finance Companies – 3.6%
Aircastle Ltd, 4.6250%, 12/15/18	39,860,000	40,208,775
Aviation Capital Group LLC, 2.8750%, 9/17/18	2,879,000	2,877,861
Aviation Capital Group LLC, 2.8750%, 9/17/18 (144A)	493,000	492,805
CIT Group Inc, 5.5000%, 2/15/19 (144A)	9,039,000	9,253,676
CIT Group Inc, 3.8750%, 2/19/19	7,728,000	7,774,368
GATX Corp, 2.3750%, 7/30/18	619,000	618,162
International Lease Finance Corp, 3.8750%, 4/15/18	9,661,000	9,662,739
International Lease Finance Corp, 7.1250%, 9/1/18 (144A)	8,562,000	8,704,572
		79,592,958
Financial Institutions – 0.4%
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	704,000	703,550
LeasePlan Corp NV, 2.5000%, 5/16/18	200,000	199,872
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	8,570,000	8,543,144
		9,446,566
Industrial – 0.5%
Hutchison Whampoa International 09/19 Ltd, 5.7500%, 9/11/19 (144A)	9,630,000	10,016,452
Insurance – 0.1%
Fairfax Financial Holdings Ltd, 7.3750%, 4/15/18	1,473,000	1,475,222
Natural Gas – 0.3%
WGL Holdings Inc, ICE LIBOR USD 3 Month + 0.4000%, 2.3842%, 11/29/19	7,359,000	7,344,675
Owned No Guarantee – 2.4%
Agricultural Bank of China Ltd, 2.1250%, 10/20/18	455,000	453,233
Harvest Operations Corp, 2.1250%, 5/14/18 (144A)	14,968,000	14,950,007
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)	8,164,000	8,145,031
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18	3,752,000	3,743,282
ICBCIL Finance Co Ltd, 2.3750%, 5/19/19	12,043,000	11,912,779
Industrial & Commercial Bank of China Ltd/New York,
ICE LIBOR USD 3 Month + 0.7500%, 2.5407%, 11/8/20	3,718,000	3,717,034
Korea Gas Corp, 2.8750%, 7/29/18 (144A)	500,000	499,797
Korea Gas Corp, 2.8750%, 7/29/18	300,000	299,878
Korea Hydro & Nuclear Power Co Ltd, 2.8750%, 10/2/18 (144A)	200,000	199,760
Petroleos Mexicanos, ICE LIBOR USD 3 Month + 2.0200%, 3.7541%, 7/18/18	1,485,000	1,491,430
Petroleos Mexicanos, 5.5000%, 2/4/19	5,723,000	5,821,722
		51,233,953
Real Estate Investment Trusts (REITs) – 0%
IRSA Propiedades Comerciales SA, 5.0000%, 9/14/20	741,503	745,211
Technology – 13.7%
Dell Inc, 5.6500%, 4/15/18	15,101,000	15,122,141
EMC Corp, 1.8750%, 6/1/18	105,942,000	105,635,108
Fidelity National Information Services Inc, 2.8500%, 10/15/18	16,459,000	16,466,485
Hewlett Packard Enterprise Co, 2.8500%, 10/5/18	68,855,000	68,925,526
Hewlett Packard Enterprise Co, 2.1000%, 10/4/19 (144A)	3,691,000	3,642,037
Juniper Networks Inc, 3.1250%, 2/26/19	4,105,000	4,110,099
NXP BV / NXP Funding LLC, 3.7500%, 6/1/18 (144A)	34,524,000	34,568,881
Seagate HDD Cayman, 3.7500%, 11/15/18	49,460,000	49,749,963
Xerox Corp, 6.3500%, 5/15/18	941,000	944,475
		299,164,715
Transportation – 3.8%
American Airlines Group Inc, 6.1250%, 6/1/18	50,739,000	50,929,271
Asciano Finance Ltd, 5.0000%, 4/7/18 (144A)	2,600,000	2,600,562
Asciano Finance Ltd, 5.0000%, 4/7/18	2,000,000	2,000,432
Continental Airlines 2012-3 Class C Pass Through Trust, 6.1250%, 4/29/18	8,173,000	8,173,000
FedEx Corp, 8.0000%, 1/15/19	134,000	139,631
United Continental Holdings Inc, 6.3750%, 6/1/18	13,421,000	13,454,552
US Airways 2012-2 Class C Pass Through Trust, 5.4500%, 6/3/18	5,393,000	5,419,965
		82,717,413
Total Corporate Bonds (cost $1,655,194,652)		1,650,495,823
Foreign Government Bonds – 2.6%
Argentina Treasury Bill, 0%, 4/13/18◊	2,965,000	2,962,634
Argentina Treasury Bill, 0%, 5/11/18◊	9,816,809	9,785,307
Argentina Treasury Bill, 0%, 5/24/18◊	3,399,414	3,384,752
Argentina Treasury Bill, 0%, 6/15/18◊	2,982,000	2,963,479
Argentina Treasury Bill, 0%, 7/13/18◊	1,666,800	1,652,342
Argentina Treasury Bill, 0%, 8/10/18◊	1,000,000	988,837
Argentine Republic Government International Bond, 6.2500%, 4/22/19	13,800,000	14,179,500
Banco del Estado de Chile, 2.6680%, 1/8/21 (144A)	6,000,000	5,872,500
Empresa Provincial de Energia de Cordoba, 7.0000%, 8/17/22	3,750,000	3,778,125
Korea Development Bank, ICE LIBOR USD 3 Month + 0.7250%, 2.4288%, 7/6/22	5,901,000	5,903,241

Shares/Principal/ Contract Amounts		Value
Foreign Government Bonds – (continued)
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	$4,477,000	$4,566,540
Total Foreign Government Bonds (cost $55,670,830)		56,037,257
Common Stocks – 8.4%
Chemicals – 0.3%
Monsanto Co	51,360	5,993,198
Health Care Providers & Services – 4.5%
Aetna Inc	587,557	99,297,133
Media – 3.1%
Time Warner Inc	722,912	68,373,017
Mortgage Real Estate Investment Trusts (REITs) – 0.2%
Annaly Capital Management Inc	352,538	3,676,971
Multi-Utilities – 0.3%
Dominion Energy Inc	85,048	5,734,787
Total Common Stocks (cost $193,157,850)		183,075,106
Investment Companies – 2.4%
Closed-End Funds – 1.5%
Duff & Phelps Global Utility Income Fund Inc	149,957	2,094,899
Nuveen Build America Bond Fund	458,776	9,537,953
Nuveen Build America Bond Opportunity Fund	216,132	4,767,872
Nuveen Preferred & Income Opportunities Fund	494,651	4,951,457
Reaves Utility Income Fund	432,771	12,217,125
		33,569,306
Exchange-Traded Funds (ETFs) – 0.9%
iShares US Preferred Stock	535,621	20,117,925
Total Investment Companies (cost $56,697,464)		53,687,231
Commercial Paper – 0.5%
Energy Transfer Partners LP, 0%, 4/2/18 (Section 4(2))◊	$4,000,000	3,998,980
Energy Transfer Partners LP, 0%, 4/5/18◊	2,367,000	2,366,190
Energy Transfer Partners LP, 0%, 4/23/18 (Section 4(2))◊	5,750,000	5,740,269
Total Commercial Paper (cost $12,104,985)		12,105,439
Exchange-Traded Purchased Options – Calls – 0%
10-Year U.S. Treasury Note Future,
Notional amount $533,503,313, premiums paid $77,753, unrealized depreciation $(8,940), exercise price $125.50, expires 4/20/18*	4,404	68,813
S&P 500 Index,
Notional amount $555,193,750, premiums paid $28,498, unrealized depreciation $(17,973), exercise price $3,300.00, expires 4/20/18*	4,210	10,525
WTI Crude,
Notional amount $96,370,960, premiums paid $19,247, unrealized depreciation $(4,407), exercise price $85.00, expires 4/17/18*	1,484	14,840
Total Exchange-Traded Purchased Options – Calls (premiums paid $125,498, unrealized depreciation $(31,320))		94,178
OTC Purchased Credit Default Swaptions – Calls – Sell Protection – 0%
Counterparty/Reference Asset
Bank of America:
Credit Default Swap, maturing 12/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $411,542,000, premiums paid $41,155, unrealized depreciation $(23,273), exercise price $110.00, expires 4/18/18	411,542,000	17,882
Credit Suisse International:
Credit Default Swap, maturing 12/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $163,120,000, premiums paid $16,312, unrealized depreciation $(16,020), exercise price $111.00, expires 4/18/18	163,120,000	292
JPMorgan Chase & Co.:
Credit Default Swap, maturing 12/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $242,465,000, premiums paid $24,246, unrealized depreciation $(13,711), exercise price $110.00, expires 4/18/18	242,465,000	10,535
Societe Generale:
Credit Default Swap, maturing 12/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $80,475,000, premiums paid $8,048, unrealized depreciation $(4,551), exercise price $110.00, expires 4/18/18	80,475,000	3,497
Total OTC Purchased Credit Default Swaptions – Calls – Sell Protection (premiums paid $89,761, unrealized depreciation $(57,555))		32,206
Total Investments (total cost $2,093,566,396) – 94.4%		2,064,422,840
Cash, Receivables and Other Assets, net of Liabilities – 5.6%		122,742,511
Net Assets – 100%		$2,187,165,351

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,754,588,893	85.0%
Netherlands	66,109,045	3.2
Argentina	53,888,882	2.6
China	39,479,717	1.9
Germany	29,581,804	1.4
United Kingdom	25,986,893	1.3
South Korea	22,452,247	1.1
Canada	18,089,184	0.9
Australia	13,315,623	0.6
Sweden	12,138,343	0.6
Hong Kong	10,016,452	0.5
Mexico	7,313,152	0.4
Chile	5,872,500	0.3
Japan	2,647,882	0.1
Switzerland	2,024,862	0.1
Italy	917,361	0.0

Total	$2,064,422,840	100.0%

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	19,543	6/20/18	$19,543,000	$6,519,064	$4,171,737
90-Day Euro	3,895	6/15/20	9,737,500	486,875	146,063
90-Day Euro	3,895	9/14/20	9,737,500	486,875	194,750
90-Day Euro	10,442	6/17/19	26,105,000	712,425	(522,100)
90-Day Euro	11,361	9/16/19	28,402,500	929,200	(284,025)
90-Day Euro	11,685	12/16/19	29,212,500	812,701	(146,063)
90-Day Euro	11,685	3/16/20	29,212,500	1,022,438	146,063
Total - Futures Purchased				10,969,578	3,706,425
Futures Sold:
Euro-BOBL	9,601	6/7/18	9,601,000	(8,406,073)	(1,417,279)
Euro-Bund	16,273	6/7/18	16,273,000	(29,659,690)	(3,774,894)
Total - Futures Sold				(38,065,763)	(5,192,173)
Total				$(27,096,185)	$(1,485,748)

Schedule of Exchange-Traded Purchased Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Purchased Call Options:
Euro-Bund Future	1,558	164.00	EUR	4/20/18	$305,596,560	$(2,050)	$-

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
10-Year U.S. Treasury Note Future	4,404	122.00	USD	4/20/18	$(533,503,313)	$768,122	$(57,628)	$(825,750)

S&P 500 Index	2,769	2,700.00	USD	4/20/18	(365,161,875)	2,949,754	180,754	(2,769,000)
S&P 500 Index	1,441	2,750.00	USD	4/20/18	(190,031,875)	1,987,831	1,429,443	(558,388)
WTI Crude	1,484	65.00	USD	4/17/18	(96,370,960)	2,393,340	538,340	(1,855,000)
Total – Exchange-Traded Written Options						$8,099,047	$2,090,909	$(6,008,138)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	1,558	160.00	EUR	4/20/18	$(305,596,560)	$(78,723)	$(76,672)

Schedule of OTC Written Credit Default Swaptions
Counterparty/ Reference Asset	Description	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Put Swaptions - Sell Protection:
Bank of America:
	Credit Default Swap, maturing 12/20/22, fixed rate 5%, payment frequency: quarterly	107.00	USD	4/18/18	$411,542,000	$582,959	$11,200	$(571,759)
Credit Suisse International:
	Credit Default Swap, maturing 12/20/22, fixed rate 5%, payment frequency: quarterly	107.00	USD	4/18/18	163,120,000	334,396	107,772	(226,624)
JPMorgan Chase & Co.:
	Credit Default Swap, maturing 12/20/22, fixed rate 5%, payment frequency: quarterly	107.00	USD	4/18/18	242,465,000	416,529	79,670	(336,859)
Societe Generale:
	Credit Default Swap, maturing 12/20/22, fixed rate 5%, payment frequency: quarterly	107.00	USD	4/18/18	80,475,000	104,618	(7,187)	(111,805)
Total OTC Written Credit Default Swaptions						$1,438,502	$191,455	$(1,247,047)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
3 Month LIBOR	2.5780% Fixed Rate	Semiannual	3/29/20	494,683,000	USD	$750	$256,900	$(59,056)
3 Month LIBOR	2.5810% Fixed Rate	Semiannual	3/29/20	989,366,000	USD	1,500	571,965	(118,108)
3 Month LIBOR	2.5750% Fixed Rate	Semiannual	3/29/20	1,337,807,000	USD	750	826,742	(207,803)
3 Month LIBOR	2.6980% Fixed Rate	Semiannual	3/29/20	402,222,000	USD	750	95,143	207,062
Total						$3,750	$1,750,750	$(177,905)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Credit default swaps, long	$ 3,543,168
Credit default swaps, short	(16,317,197)
Forward foreign currency exchange contracts, purchased	55,335,443
Forward foreign currency exchange contracts, sold	53,141,813
Futures contracts, purchased	1,617,380,089
Futures contracts, sold	763,758,291
Interest rate swaps, long	(45,143,968)
Purchased options contracts, call	98,698
Purchased options contracts, put	59,067
Purchased swaption contracts, call	28,324
Purchased swaption contracts, put	47,911
Written options contracts, call	3,604,661
Written options contracts, put	1,731,811
Written swaption contracts, call	1,136,748
Written swaption contracts, put	626,457

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $230,562,591, which represents 10.5% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of March 31, 2018.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$108,895,600	$-

Corporate Bonds	-	1,650,495,823	-
Foreign Government Bonds	-	56,037,257	-
Common Stocks	183,075,106	-	-
Investment Companies	53,687,231	-	-
Commercial Paper	-	12,105,439	-
Exchange Traded Purchased Options – Calls	94,178	-	-
OTC Purchased Credit Default Swaptions – Calls – Buy Protection	-	32,206	-
Total Investments in Securities	$236,856,515	$1,827,566,325	$-
Other Financial Instruments(a):
Variation Margin Receivable	4,658,613	207,062	-
Total Assets	$241,515,128	$1,827,773,387	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$6,008,138	$-	$-
Swaptions Written, at Value	-	1,247,047	-
Variation Margin Payable	6,144,361	461,639	-
Total Liabilities	$12,152,499	$1,708,686	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Global Unconstrained Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

There were no forward currency contracts held at March 31, 2018.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner)

"exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the period, the Fund purchased call options on various equity index futures for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased put options on various equity index futures for the purpose of decreasing exposure to broad equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

There were no credit default swaps held at March 31, 2018.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 4.5%
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$7,996,815	$7,850,230
Caesars Palace Las Vegas Trust 2017-VICI - Class E,
4.3540%, 10/15/34 (144A)‡	17,245,000	16,874,046
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	5,741,875	5,826,574
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	7,109,254	6,653,783
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	9,576,404	8,691,064
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.8046%, 6/10/27 (144A)‡	10,743,000	10,049,607
Sapphire Aviation Finance I Ltd, 7.5000%, 3/15/40	2,699,000	2,698,983
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	2,395,089	2,392,012
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	12,256,249	11,536,241
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $72,457,294)		72,572,540
Bank Loans and Mezzanine Loans – 1.6%
Basic Industry – 0.2%
Blackhawk Mining LLC, ICE LIBOR USD 3 Month + 9.5000%, 11.7800%, 2/17/22(a)	3,297,549	2,855,117
Consumer Cyclical – 0.3%
Casablanca US Holdings Inc,
ICE LIBOR USD 3 Month + 9.0000%, 10.7723%, 3/31/25(a)	4,981,000	5,043,263
Electric – 0.3%
NRG Energy Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 6/30/23(a)	4,968,000	4,973,664
Energy – 0.8%
Chesapeake Energy Corp, ICE LIBOR USD 3 Month + 7.5000%, 9.4436%, 8/23/21	10,122,000	10,738,329
Chief Exploration & Development LLC,
ICE LIBOR USD 3 Month + 6.5000%, 8.4161%, 5/16/21	2,150,000	2,128,500
		12,866,829
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, ICE LIBOR USD 3 Month + 8.2500%, 10.0223%, 11/4/22	622,298	620,742
Total Bank Loans and Mezzanine Loans (cost $25,972,070)		26,359,615
Corporate Bonds – 88.1%
Basic Industry – 9.6%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	14,449,000	15,063,082
Allegheny Technologies Inc, 5.9500%, 1/15/21	2,451,000	2,500,020
Allegheny Technologies Inc, 7.8750%, 8/15/23	17,179,000	18,682,162
CF Industries Inc, 4.9500%, 6/1/43	9,752,000	8,508,620
CF Industries Inc, 5.3750%, 3/15/44	4,582,000	4,153,812
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	23,058,000	23,980,320
First Quantum Minerals Ltd, 7.2500%, 5/15/22 (144A)	11,726,000	11,726,000
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	5,105,000	5,028,425
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	6,300,000	5,985,000
Freeport-McMoRan Inc, 4.5500%, 11/14/24	14,096,000	13,849,320
Freeport-McMoRan Inc, 5.4500%, 3/15/43	4,960,000	4,561,712
GCP Applied Technologies Inc, 5.5000%, 4/15/26 (144A)	5,178,000	5,165,055
HB Fuller Co, 4.0000%, 2/15/27	7,059,000	6,511,927
Hudbay Minerals Inc, 7.6250%, 1/15/25 (144A)	5,475,000	5,782,969
Novelis Corp, 6.2500%, 8/15/24 (144A)	2,470,000	2,531,750
Novelis Corp, 5.8750%, 9/30/26 (144A)	4,513,000	4,445,305
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	9,680,000	9,837,300
Platform Specialty Products Corp, 5.8750%, 12/1/25 (144A)	4,171,000	4,077,153
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,895,000	3,216,924
		155,606,856
Biotechnology – 0.2%
Insmed Inc, 1.7500%, 1/15/25	3,484,000	3,063,178
Brokerage – 0.4%
Hunt Cos Inc, 6.2500%, 2/15/26 (144A)	6,961,000	6,719,941
Capital Goods – 9.5%
Arconic Inc, 5.9500%, 2/1/37	9,558,000	9,892,530
ARD Finance SA, 7.1250%, 9/15/23	20,030,000	20,756,087
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	7,990,000	8,499,362
Ball Corp, 5.2500%, 7/1/25	7,102,000	7,315,060
Beacon Escrow Corp, 4.8750%, 11/1/25 (144A)	7,337,000	6,988,492
Crown Americas LLC / Crown Americas Capital Corp VI, 4.7500%, 2/1/26 (144A)	4,962,000	4,800,735
Engility Corp, 8.8750%, 9/1/24	13,184,000	13,707,405
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	9,284,000	9,910,670
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	424,000	468,520

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
OI European Group BV, 4.0000%, 3/15/23 (144A)	$6,775,000	$6,453,187
Pisces Midco Inc, 8.0000%, 4/15/26§	3,904,000	3,904,000
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	18,514,000	19,381,844
Ritchie Bros Auctioneers Inc, 5.3750%, 1/15/25 (144A)	6,074,000	6,074,000
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	13,317,000	14,349,067
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	4,781,000	4,637,570
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	15,124,000	16,636,400
		153,774,929
Communications – 17.6%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	8,454,000	8,337,757
Altice France SA/France, 6.0000%, 5/15/22 (144A)	8,730,000	8,533,575
Altice France SA/France, 6.2500%, 5/15/24 (144A)	1,739,000	1,639,008
Altice France SA/France, 7.3750%, 5/1/26 (144A)	15,026,000	14,312,265
Altice Luxembourg SA, 7.7500%, 5/15/22 (144A)	5,748,000	5,331,270
Altice Luxembourg SA, 7.6250%, 2/15/25 (144A)	4,883,000	4,174,965
Block Communications Inc, 6.8750%, 2/15/25 (144A)	10,530,000	10,588,757
Cablevision Systems Corp, 5.8750%, 9/15/22	12,183,000	12,087,973
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 5/1/25 (144A)	4,761,000	4,689,585
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	16,276,000	15,452,434
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	24,556,000	23,021,250
CenturyLink Inc, 6.7500%, 12/1/23	4,200,000	4,084,500
CenturyLink Inc, 7.5000%, 4/1/24	14,241,000	14,347,807
Cequel Communications Holdings I LLC / Cequel Capital Corp,
7.7500%, 7/15/25 (144A)	9,177,000	9,704,677
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	19,936,000	20,284,880
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	12,359,000	13,718,490
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	5,837,000	5,513,572
Frontier Communications Corp, 8.5000%, 4/1/26 (144A)	3,156,000	3,061,320
Gray Television Inc, 5.1250%, 10/15/24 (144A)	4,511,000	4,364,393
Gray Television Inc, 5.8750%, 7/15/26 (144A)	4,610,000	4,483,225
Intelsat Jackson Holdings SA, 5.5000%, 8/1/23	7,963,000	6,450,030
Intelsat Jackson Holdings SA, 8.0000%, 2/15/24 (144A)	4,809,000	5,055,461
Lions Gate Entertainment Corp, 5.8750%, 11/1/24 (144A)	13,422,000	13,925,325
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance,
7.8750%, 5/15/24 (144A)	4,385,000	4,192,148
Netflix Inc, 5.7500%, 3/1/24	2,452,000	2,550,080
Netflix Inc, 4.3750%, 11/15/26	2,515,000	2,376,675
Netflix Inc, 4.8750%, 4/15/28 (144A)	4,788,000	4,604,141
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	3,251,000	3,112,833
Sinclair Television Group Inc, 5.1250%, 2/15/27 (144A)	4,735,000	4,391,713
Sprint Corp, 7.1250%, 6/15/24	13,192,000	12,862,200
Telenet Finance Luxembourg Notes Sarl, 5.5000%, 3/1/28 (144A)	8,600,000	8,223,750
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	8,324,000	7,824,560
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	9,100,000	9,543,625
UPCB Finance IV Ltd, 5.3750%, 1/15/25 (144A)	5,031,000	4,854,915
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	8,932,000	8,719,865
		286,419,024
Consumer Cyclical – 14.9%
AMC Entertainment Holdings Inc, 5.8750%, 2/15/22	2,949,000	2,985,863
AMC Entertainment Holdings Inc, 5.8750%, 11/15/26	4,439,000	4,361,318
AMC Entertainment Holdings Inc, 6.1250%, 5/15/27	4,069,000	3,997,793
American Tire Distributors Inc, 10.2500%, 3/1/22 (144A)	9,367,000	9,566,049
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	3,389,000	3,397,473
Brinker International Inc, 5.0000%, 10/1/24 (144A)	5,025,000	4,924,500
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	4,141,000	4,182,410
Century Communities Inc, 6.8750%, 5/15/22	19,228,000	19,825,991
Century Communities Inc, 5.8750%, 7/15/25	9,618,000	9,161,145
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	2,787,000	2,933,318
Delphi Technologies PLC, 5.0000%, 10/1/25 (144A)	9,865,000	9,458,069
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	2,231,000	2,286,775
GLP Capital LP / GLP Financing II Inc, 5.3750%, 11/1/23	3,991,000	4,134,556
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	3,900,000	3,958,500
Golden Nugget Inc, 6.7500%, 10/15/24 (144A)	11,153,000	11,236,647
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	30,197,000	31,327,353
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	7,028,000	7,256,410
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	14,352,000	15,643,680
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	17,093,000	18,118,580
JC Penney Corp Inc, 8.1250%, 10/1/19	487,000	516,829
JC Penney Corp Inc, 5.8750%, 7/1/23 (144A)	6,086,000	5,827,345
L Brands Inc, 5.2500%, 2/1/28	9,470,000	8,925,475
M/I Homes Inc, 5.6250%, 8/1/25	6,234,000	6,068,487

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Meritage Homes Corp, 5.1250%, 6/6/27	$3,656,000	$3,454,920
Mohegan Gaming & Entertainment, 7.8750%, 10/15/24 (144A)	3,755,000	3,736,225
New Home Co Inc, 7.2500%, 4/1/22	4,359,000	4,522,463
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	3,633,000	2,833,740
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	9,162,000	9,242,167
Six Flags Entertainment Corp, 4.8750%, 7/31/24 (144A)	2,785,000	2,711,894
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)	1,040,000	1,029,600
Staples Inc, 8.5000%, 9/15/25 (144A)	5,265,000	4,870,125
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	10,184,000	10,056,700
William Lyon Homes Inc, 6.0000%, 9/1/23 (144A)	4,083,000	4,075,344
Wyndham Worldwide Corp, 5.1000%, 10/1/25	4,173,000	4,312,854
Wyndham Worldwide Corp, 4.5000%, 4/1/27	1,036,000	1,028,404
		241,969,002
Consumer Non-Cyclical – 16.0%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	11,253,000	10,662,217
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	16,476,000	16,336,778
Coty Inc, 6.5000%, 4/15/26 (144A)§	6,564,000	6,596,820
Crimson Merger Sub, Inc, 6.6250%, 5/15/22 (144A)	9,400,000	9,165,000
DaVita Inc, 5.0000%, 5/1/25	4,646,000	4,490,591
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	20,128,000	20,631,200
HCA Inc, 5.3750%, 2/1/25	20,891,000	20,943,227
HCA Inc, 4.5000%, 2/15/27	1,975,000	1,905,875
Jazz Investments I Ltd, 1.8750%, 8/15/21	16,065,000	16,787,925
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	15,860,000	14,789,450
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	4,534,000	4,352,640
LifePoint Health Inc, 5.8750%, 12/1/23	5,340,000	5,391,798
Mattel Inc, 6.7500%, 12/31/25 (144A)	5,731,000	5,603,199
Pilgrim's Pride Corp, 5.8750%, 9/30/27 (144A)	11,002,000	10,341,880
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	14,356,000	13,638,200
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	9,396,000	9,278,550
Simmons Foods Inc, 5.7500%, 11/1/24 (144A)	9,950,000	9,029,625
Surgery Center Holdings Inc, 8.8750%, 4/15/21 (144A)	9,750,000	10,164,375
Tenet Healthcare Corp, 6.7500%, 6/15/23	7,474,000	7,315,177
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24 (144A)	8,579,000	8,328,020
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	10,874,000	8,723,785
Teva Pharmaceutical Finance Netherlands III BV, 6.7500%, 3/1/28 (144A)	2,718,000	2,681,746
Universal Hospital Services Inc, 7.6250%, 8/15/20	8,534,000	8,598,005
Valeant Pharmaceuticals International, 7.2500%, 7/15/22 (144A)	15,066,000	15,066,000
Valeant Pharmaceuticals International, 9.2500%, 4/1/26 (144A)	5,867,000	5,844,999
Valeant Pharmaceuticals International Inc, 6.1250%, 4/15/25 (144A)	15,484,000	13,362,692
		260,029,774
Electric – 1.3%
Calpine Corp, 5.3750%, 1/15/23	5,161,000	4,940,625
Calpine Corp, 5.5000%, 2/1/24	5,235,000	4,763,850
Calpine Corp, 5.7500%, 1/15/25	7,815,000	7,150,725
NRG Energy Inc, 6.2500%, 7/15/22	4,571,000	4,706,759
		21,561,959
Energy – 9.9%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp, 7.8750%, 12/15/24	4,556,000	4,743,935
Bristow Group Inc, 6.2500%, 10/15/22	3,023,000	2,448,630
Bristow Group Inc, 8.7500%, 3/1/23 (144A)	4,434,000	4,478,340
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27	6,250,000	6,203,125
Chesapeake Energy Corp, 5.7500%, 3/15/23	8,147,000	7,342,484
Chesapeake Energy Corp, 5.5000%, 9/15/26	3,699,000	3,185,209
Continental Resources Inc/OK, 4.5000%, 4/15/23	5,235,000	5,293,894
Endeavor Energy Resources LP / EER Finance Inc, 5.5000%, 1/30/26 (144A)	3,364,000	3,347,180
Endeavor Energy Resources LP / EER Finance Inc, 5.7500%, 1/30/28 (144A)	3,364,000	3,351,385
Energy Transfer Equity LP, 5.8750%, 1/15/24	5,308,000	5,480,510
Ensco PLC, 7.7500%, 2/1/26	3,229,000	2,962,608
Ensco PLC, 5.7500%, 10/1/44	6,377,000	4,352,303
Genesis Energy LP / Genesis Energy Finance Corp, 6.5000%, 10/1/25	5,026,000	4,925,480
Genesis Energy LP / Genesis Energy Finance Corp, 6.2500%, 5/15/26	3,509,000	3,342,323
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	15,445,000	15,831,125
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp,
5.6250%, 2/15/26 (144A)	5,625,000	5,526,562
HollyFrontier Corp, 5.8750%, 4/1/26	9,765,000	10,501,482
Nabors Industries Inc, 5.7500%, 2/1/25 (144A)	5,566,000	5,252,912
Newfield Exploration Co, 5.3750%, 1/1/26	5,800,000	5,988,500
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23	5,479,000	5,499,546
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	6,805,000	6,481,762
Noble Holding International Ltd, 8.9500%, 4/1/45	1,642,000	1,358,755
PBF Holding Co LLC / PBF Finance Corp, 7.0000%, 11/15/23	1,690,000	1,749,150

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	$5,298,000	$5,503,297
SM Energy Co, 6.5000%, 1/1/23	14,330,000	14,258,350
Southwestern Energy Co, 7.5000%, 4/1/26	4,969,000	5,018,690
USA Compression Partners LP / USA Compression Finance Corp,
6.8750%, 4/1/26 (144A)	4,689,000	4,759,335
Weatherford International Ltd, 7.0000%, 3/15/38	6,930,000	5,024,250
Weatherford International Ltd, 6.7500%, 9/15/40	3,908,000	2,774,680
Whiting Petroleum Corp, 6.6250%, 1/15/26 (144A)	4,556,000	4,590,170
		161,575,972
Equity Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	3,491,000	3,626,206
Finance Companies – 1.7%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	14,798,000	14,497,601
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	2,490,000	2,415,300
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	10,905,000	10,877,737
		27,790,638
Financial Institutions – 1.2%
Kennedy-Wilson Inc, 5.8750%, 4/1/24	20,015,000	19,839,869
Industrial – 1.1%
Booz Allen Hamilton Inc, 5.1250%, 5/1/25 (144A)	2,959,000	2,885,025
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	8,518,000	8,730,950
Park-Ohio Industries Inc, 6.6250%, 4/15/27	6,180,000	6,396,300
		18,012,275
Insurance – 0.4%
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	7,255,000	6,765,287
Technology – 3.1%
Blackboard Inc, 9.7500%, 10/15/21 (144A)	15,156,000	12,882,600
CommScope Technologies LLC, 6.0000%, 6/15/25 (144A)	7,016,000	7,300,148
Diebold Nixdorf Inc, 8.5000%, 4/15/24	7,906,000	8,321,065
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24	5,560,000	5,886,650
First Data Corp, 7.0000%, 12/1/23 (144A)	7,457,000	7,839,171
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	7,772,000	8,121,740
		50,351,374
Transportation – 1.0%
Navistar International Corp, 4.7500%, 4/15/19	1,747,000	1,795,029
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	13,659,000	14,000,475
		15,795,504
Total Corporate Bonds (cost $1,448,470,593)		1,432,901,788
Common Stocks – 0.9%
Containers & Packaging – 0.2%
Ardagh Group SA	122,920	2,296,146
Hotels, Restaurants & Leisure – 0.3%
MGM Resorts International	150,173	5,259,058
Metals & Mining – 0.1%
Allegheny Technologies Inc*	43,926	1,040,168
Semiconductor & Semiconductor Equipment – 0.2%
Broadcom Ltd	16,215	3,821,065
Specialty Retail – 0.1%
Quiksilver Inc Bankruptcy Equity Certificate (144A)¢,§	132,324	2,295,610
Total Common Stocks (cost $15,111,898)		14,712,047
Preferred Stocks – 0.9%
Multi-Utilities – 0.6%
Sempra Energy, 6.0000%	106,270	10,840,826
Oil, Gas & Consumable Fuels – 0.3%
Hess Corp, 8.0000%	76,000	4,537,960
Total Preferred Stocks (cost $15,138,128)		15,378,786
Investment Companies – 3.3%
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $53,270,199)	53,270,199	53,270,199
Total Investments (total cost $1,630,420,182) – 99.3%		1,615,194,975
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		11,914,919
Net Assets – 100%		$1,627,109,894

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,403,539,038	86.9%
Luxembourg	50,105,570	3.1
Ireland	33,534,983	2.1
France	24,484,848	1.5
Zambia	22,739,425	1.4
Israel	19,733,551	1.2
Brazil	19,142,090	1.2
Canada	15,073,893	0.9
Germany	9,543,625	0.6
Belgium	8,223,750	0.5
Netherlands	4,854,915	0.3
Bermuda	2,392,012	0.2
United Kingdom	1,358,755	0.1
Italy	468,520	0.0

Total	$1,615,194,975	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 3.3%
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	$680,929	$—	$—	$53,270,199

(1) For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 3.3%
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	97,145,754	839,480,189	(883,355,744)	53,270,199

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Credit default swaps, long	$ 832,307

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $944,727,697, which represents 58.1% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrued at a future date. See Notes to Schedule of Investments.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of March 31, 2018.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Coty Inc, 6.5000%, 4/15/26	3/28/18	$6,564,000	$6,596,820	0.4%
Pisces Midco Inc, 8.0000%, 4/15/26	3/29/18	3,904,000	3,904,000	0.2
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	2,536,651	2,295,610	0.2
Total		$13,004,651	$12,796,430	0.8%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$72,572,540	$-
Bank Loans and Mezzanine Loans	-	26,359,615	-
Corporate Bonds	-	1,432,901,788	-
Common Stocks
Specialty Retail	-	-	2,295,610
All Other	12,416,437	-	-
Preferred Stocks	-	15,378,786	-
Investment Companies	-	53,270,199	-
Total Assets	$12,416,437	$1,600,482,928	$2,295,610

Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

There were no credit default swaps held at March 31, 2018.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson International Long/Short Equity Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 46.2%
Auto Components – 1.2%
TI Fluid Systems PLC	18,000	$66,240
Automobiles – 1.6%
Subaru Corp	2,700	89,378
Banks – 1.9%
Mitsubishi UFJ Financial Group Inc	16,100	106,873
Beverages – 1.7%
Treasury Wine Estates Ltd	7,210	94,142
Capital Markets – 1.2%
Burford Capital Ltd	3,658	68,877
Chemicals – 1.4%
Indorama Ventures PCL	42,300	77,154
Commercial Services & Supplies – 1.2%
Intrum Justitia AB	2,335	66,299
Electronic Equipment, Instruments & Components – 1.0%
Sunny Optical Technology Group Co Ltd	2,900	54,716
Food Products – 1.1%
Dali Foods Group Co Ltd	72,500	59,887
Hotels, Restaurants & Leisure – 1.7%
BNN Technology PLC*,¢	230,769	24,603
Galaxy Entertainment Group Ltd	8,000	73,336
		97,939
Household Durables – 1.7%
Sony Corp	2,000	97,412
Information Technology Services – 1.6%
Chinasoft International Ltd*	98,000	88,602
Insurance – 3.0%
ING Life Insurance Korea Ltd	1,802	75,907
Ping An Insurance Group Co of China Ltd	9,000	92,609
		168,516
Internet & Direct Marketing Retail – 1.1%
JD.com Inc (ADR)*	1,475	59,723
Internet Software & Services – 2.3%
XLMedia PLC	38,620	86,226
YY Inc (ADR)*	411	43,237
		129,463
Machinery – 0.9%
Komatsu Ltd	1,500	50,393
Marine – 1.4%
AP Moller - Maersk A/S	50	77,952
Media – 3.5%
Central European Media Enterprises Ltd*	25,000	105,000
Dentsu Inc	2,100	93,164
		198,164
Metals & Mining – 1.3%
Nippon Steel & Sumitomo Metal Corp	3,300	72,553
Pharmaceuticals – 2.0%
Bayer AG	1,000	113,059
Real Estate Management & Development – 5.3%
APAC Realty Ltd*	151,800	142,154
Corestate Capital Holding SA	798	45,358
Mitsui Fudosan Co Ltd	4,600	110,957
		298,469
Textiles, Apparel & Luxury Goods – 3.6%
Coats Group PLC	95,000	102,189
Pandora A/S	900	97,572
		199,761
Tobacco – 1.6%
Japan Tobacco Inc	3,200	91,581
Wireless Telecommunication Services – 2.9%
KDDI Corp	2,200	56,507
SoftBank Group Corp	1,400	104,299
		160,806
Total Common Stocks (cost $2,650,678)		2,587,959

Shares		Value
Investment Companies – 62.2%
Money Markets – 62.2%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $3,484,338)	3,484,338	$3,484,338
Total Investments (total cost $6,135,016) – 108.4%		6,072,297
Cash, Receivables and Other Assets, net of Liabilities – (8.4)%		(472,691)
Net Assets – 100%		$5,599,606

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,484,338	57.4%
Japan	873,117	14.4
China	398,774	6.6
United Kingdom	348,135	5.7
Denmark	175,524	2.9
Germany	158,417	2.6
Singapore	142,154	2.3
Czech Republic	105,000	1.7
Australia	94,142	1.6
Thailand	77,154	1.3
South Korea	75,907	1.2
Hong Kong	73,336	1.2
Sweden	66,299	1.1

Total	$6,072,297	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (28.5)%
Common Stocks Sold Short – (28.5)%
Banks – (1.0)%
Bendigo & Adelaide Bank Ltd	7,586	$(57,743)
Beverages – (1.4)%
Davide Campari-Milano SpA	10,000	(75,781)
Capital Markets – (1.1)%
Hong Kong Exchanges & Clearing Ltd	1,900	(62,455)
Chemicals – (2.3)%
Givaudan SA	30	(68,403)
Novozymes A/S	1,150	(59,562)
		(127,965)
Consumer Finance – (1.4)%
FlexiGroup Ltd/Australia	55,659	(77,350)
Electric Utilities – (1.5)%
Orsted A/S	1,250	(81,399)
Electrical Equipment – (1.2)%
NKT A/S*	2,000	(65,430)
Food & Staples Retailing – (5.0)%
Aeon Co Ltd	5,500	(98,178)
Casino Guichard Perrachon SA	1,350	(66,186)
ICA Gruppen AB	3,300	(116,875)
		(281,239)
Food Products – (1.5)%
MEIJI Holdings Co Ltd	1,100	(84,648)
Health Care Equipment & Supplies – (1.5)%
Olympus Corp	2,200	(84,340)
Marine – (1.4)%
Kuehne + Nagel International AG	500	(78,755)
Media – (2.0)%
Hakuhodo DY Holdings Inc	4,800	(65,923)
Singapore Press Holdings Ltd	25,000	(48,253)
		(114,176)
Oil, Gas & Consumable Fuels – (2.1)%
Kunlun Energy Co Ltd	56,000	(48,670)
Neste Oyj	1,000	(69,737)
		(118,407)
Paper & Forest Products – (1.0)%
Nippon Paper Industries Co Ltd	3,100	(57,322)

Shares		Value
Securities Sold Short – (continued)
Common Stocks Sold Short – (continued)
Personal Products – (1.4)%
Shiseido Co Ltd	1,200	$(77,538)
Pharmaceuticals – (2.0)%
H Lundbeck A/S	2,000	(111,811)
Specialty Retail – (0.7)%
GOME Retail Holdings Ltd	381,000	(41,266)
Total Securities Sold Short (proceeds $1,557,057)		$(1,597,625)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
Japan	$(467,949)	29.3%
Denmark	(318,202)	19.9
Switzerland	(147,158)	9.2
Australia	(135,093)	8.5
Sweden	(116,875)	7.3
China	(89,936)	5.6
Italy	(75,781)	4.8
Finland	(69,737)	4.4
France	(66,186)	4.1
Hong Kong	(62,455)	3.9
Singapore	(48,253)	3.0

Total	$(1,597,625)	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	4/26/18	19,526	$(14,960)	$34
Australian Dollar	4/26/18	31,769	(24,451)	(56)
British Pound	4/26/18	(133,738)	188,775	974
British Pound	4/26/18	(245,190)	342,046	(2,263)
Danish Krone	4/26/18	480,337	(79,175)	269
Danish Krone	4/26/18	371,271	(62,228)	(823)
Euro	4/26/18	31,405	(38,665)	41
Euro	4/26/18	6,290	(7,787)	(35)
Hong Kong Dollar	4/26/18	(2,349,164)	299,943	333
Hong Kong Dollar	4/26/18	714,994	(91,262)	(73)
Japanese Yen	4/26/18	(44,165,915)	418,213	2,434
Japanese Yen	4/26/18	2,357,507	(22,460)	(266)
Singapore Dollar	4/26/18	(55,377)	42,340	66
Singapore Dollar	4/26/18	(66,201)	50,252	(288)
Swedish Krona	4/26/18	(12,254)	1,496	25
Swedish Krona	4/26/18	431,338	(52,633)	(862)
Swiss Franc	4/26/18	(2,996)	3,157	15
Swiss Franc	4/26/18	138,035	(145,238)	(501)

				(976)
Citigroup Global Markets:

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Korean Won	6/8/18	10,582,088	$(9,899)	63
Korean Won	6/8/18	(92,284,470)	85,749	(1,126)
Thailand Baht	6/8/18	(2,263,637)	72,229	(364)

				(1,427)
Total				$(2,403)

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Credit Suisse Securities (Europe) Limited:

LG Display Co Ltd	1 month USD LIBOR less 49 basis points	Monthly	8/8/18	(64,206)	USD	$5,516
LG Electronics Inc	1 month USD LIBOR less 50 basis points	Monthly	8/8/18	(34,819)	USD	(2,690)
Wistron Corp	1 month USD LIBOR less 166 basis points	Monthly	9/25/18	(62,789)	USD	(1,361)
Telit Communications plc	1 month USD LIBOR less 5,000 basis points	Monthly	12/7/18	(109,871)	GBP	20,402
AO World plc	1 month USD LIBOR less 175 basis points	Monthly	12/7/18	(84,000)	GBP	20,448
NewRiver REIT PLC	1 month USD LIBOR less 175 basis points	Monthly	12/7/18	(77,316)	GBP	(733)
Hargreaves Lansdown PLC	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(75,735)	GBP	2,978
Metro Bank PLC	1 month USD LIBOR less 150 basis points	Monthly	12/7/18	(75,468)	GBP	12,132
Woodford Patient Capital Trust PLC	1 month USD LIBOR less 144 basis points	Monthly	12/7/18	(75,100)	GBP	(7,662)
Danone SA	1 month USD LIBOR less 35 basis points	Monthly	12/7/18	(74,589)	EUR	(1,366)
boohoo.com plc	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(71,829)	GBP	6,989
Dairy Crest Group PLC	1 month USD LIBOR less 75 basis points	Monthly	12/7/18	(70,375)	GBP	5,259
Arrow Global Group PLC	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(67,816)	GBP	(3,122)
Wetherspoon	1 month USD LIBOR less 90 basis points	Monthly	12/7/18	(62,671)	GBP	9,515
Astrazeneca	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(62,400)	GBP	(1,869)
Countrywide PLC	1 month USD LIBOR less 110 basis points	Monthly	12/7/18	(54,780)	GBP	(12,002)
The Restaurant Group PLC	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(51,480)	GBP	(6,194)
Dignity PLC	1 month USD LIBOR less 45 basis points	Monthly	12/7/18	(48,600)	GBP	(5,462)
Afren plc¢	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(42,330)	GBP	59,378
Carillion plc¢	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(39,050)	GBP	54,779
Allied Minds plc	1 month USD LIBOR less 1,600 basis points	Monthly	12/7/18	(24,657)	GBP	7,562
1 month USD LIBOR plus 20 basis points	Shire PLC	Monthly	12/7/18	32,280	GBP	4,560
1 month USD LIBOR plus 20 basis points	Micro Focus International PLC	Monthly	12/7/18	42,339	GBP	10,548
1 month USD LIBOR plus 20	Tullow Oil plc	Monthly	12/7/18	45,688	GBP	4,779

basis points
1 month USD LIBOR plus 20 basis points	Northgate PLC	Monthly	12/7/18	49,050	GBP	2,420
1 month USD LIBOR plus 20 basis points	Babcock International Group PLC	Monthly	12/7/18	51,600	GBP	2,770
1 month USD LIBOR plus 20 basis points	SSE plc	Monthly	12/7/18	54,697	GBP	3,910
1 month USD LIBOR plus 20 basis points	SIG plc	Monthly	12/7/18	57,800	GBP	(5,096)
1 month USD LIBOR plus 20 basis points	BT Group plc	Monthly	12/7/18	61,984	GBP	(3,885)
1 month USD LIBOR plus 20 basis points	Balfour Beatty plc	Monthly	12/7/18	92,050	GBP	2,423
1 month USD LIBOR plus 20 basis points	Clinigen Group plc	Monthly	12/7/18	92,550	GBP	(4,578)
1 month USD LIBOR plus 20 basis points	St Modwen Properties plc	Monthly	12/7/18	93,800	GBP	4,276
1 month USD LIBOR plus 20 basis points	Renault SA	Monthly	12/7/18	96,921	EUR	14,378
1 month USD LIBOR plus 20 basis points	Melrose Industries PLC	Monthly	12/7/18	97,155	GBP	9,741
1 month USD LIBOR plus 20 basis points	Bellway plc	Monthly	12/7/18	109,445	GBP	(3,616)
1 month USD LIBOR plus 20 basis points	Paragon Group Companies plc	Monthly	12/7/18	121,550	GBP	(5,311)
1 month USD LIBOR plus 20 basis points	Victrex plc	Monthly	12/7/18	127,100	GBP	2,018
1 month USD LIBOR plus 20 basis points	NMC Health plc	Monthly	12/7/18	133,360	GBP	4,052
Total						$205,886

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, purchased	$ 1,472,984
Forward foreign currency exchange contracts, sold	3,394,945
Total return swaps, long	(4,183)
Total return swaps, short	91,118

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
PCL	Public Company Limited
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

	Level 2 -	Level 3 -
Level 1 -	Other Significant	Significant

	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Auto Components	$-	$66,240	$-
Automobiles	-	89,378	-
Banks	-	106,873	-
Beverages	-	94,142	-
Capital Markets	-	68,877	-
Chemicals	-	77,154	-
Commercial Services & Supplies	-	66,299	-
Electronic Equipment, Instruments & Components	-	54,716	-
Food Products	-	59,887	-
Hotels, Restaurants & Leisure	-	73,336	24,603
Household Durables	-	97,412	-
Information Technology Services	-	88,602	-
Insurance	-	168,515	-
Internet Software & Services	43,237	86,226	-
Machinery	-	50,393	-
Marine	-	77,953	-
Media	105,000	93,164	-
Metals & Mining	-	72,553	-
Pharmaceuticals	-	113,059	-
Real Estate Management & Development	-	298,469	-
Textiles, Apparel & Luxury Goods	-	199,761	-
Tobacco	-	91,581	-
Wireless Telecommunication Services	-	160,806	-
All Other	59,723	-	-
Investment Companies	3,484,338	-	-
Total Investments in Securities	$3,692,298	$2,355,396	$24,603
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	4,254	-
Outstanding Swap Contracts, at Value	-	156,676	114,157
Total Assets	$3,692,298	$2,516,326	$138,760
Liabilities
Investments In Securities Sold Short:
Common Stocks	-	1,597,625	-
Total Investments In Securities Sold Short:	$-	$1,597,625	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	6,657	-
Outstanding Swap Contracts, at Value	-	64,947	-
Total Liabilities	$-	$1,669,229	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson International Long/Short Equity Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as non-diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows:

1) BNN Technology PLC: last trade price of 0.076 GBP prior to a trading halt. No other significant unobservable inputs were used.

2) Total Return Swaps: last traded price for the underlying swap security of 0.000001 GBP prior to a trading halt. No other significant unobservable inputs were used.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $3,324,226 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Financial assets of $177,300 were transferred out of Level 1 to Level 3 since the current market for the securities with quoted prices are not considered active.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the

Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where cash flows are exchanged based on a variable interest rate. At maturity, or upon reset or termination, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity, less a financing rate. The Fund may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Consolidated Statement of Operations,/disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than and following:

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 98.3%
Aerospace & Defense – 2.5%
Airbus SE	5,230	$605,057
Dassault Aviation SA*	67	128,026
Elbit Systems Ltd	2,443	294,561
MTU Aero Engines AG	430	72,473
Safran SA	4,953	524,811
Thales SA	10,571	1,287,949
		2,912,877
Air Freight & Logistics – 0.4%
Deutsche Post AG	3,407	148,968
Royal Mail PLC	28,445	215,975
Yamato Holdings Co Ltd	5,500	138,293
		503,236
Airlines – 1.7%
ANA Holdings Inc	10,100	390,780
Deutsche Lufthansa AG	39,153	1,250,538
easyJet PLC	7,728	174,196
International Consolidated Airlines Group SA	3,444	29,802
Japan Airlines Co Ltd	4,600	187,176
		2,032,492
Auto Components – 1.6%
Aisin Seiki Co Ltd	1,200	65,712
Bridgestone Corp	9,000	395,180
Cie Generale des Etablissements Michelin SCA*	395	58,379
Continental AG	150	41,429
Denso Corp	5,300	291,151
Faurecia SA*	2,554	206,915
Koito Manufacturing Co Ltd	2,700	189,349
Minth Group Ltd	24,000	110,026
NGK Spark Plug Co Ltd	6,400	154,574
Stanley Electric Co Ltd	8,600	324,295
Toyota Industries Corp	900	54,773
		1,891,783
Automobiles – 3.3%
Daimler AG	274	23,280
Ferrari NV*	11,820	1,423,560
Fiat Chrysler Automobiles NV*	9,532	195,419
Honda Motor Co Ltd	6,300	218,783
Isuzu Motors Ltd	12,200	187,322
Nissan Motor Co Ltd	5,900	61,072
Suzuki Motor Corp	17,000	922,977
Toyota Motor Corp	5,000	325,918
Volkswagen AG	976	195,403
Yamaha Motor Co Ltd	9,200	275,365
		3,829,099
Banks – 10.5%
ABN AMRO Group NV	9,206	277,525
AIB Group PLC	9,777	58,947
Bank Hapoalim BM	137,871	948,498
Bank Leumi Le-Israel BM	209,298	1,264,872
Bank of Ireland Group PLC	14,461	126,737
Bank of Kyoto Ltd	5,300	300,662
Bank of Queensland Ltd	30,561	259,169
Bankinter SA	5,011	51,558
BOC Hong Kong Holdings Ltd	252,000	1,235,804
CaixaBank SA	7,041	33,576
Chiba Bank Ltd	14,000	114,814
Commerzbank AG*	44,545	578,669
Concordia Financial Group Ltd	37,700	213,161
Credit Agricole SA*	8,175	132,999
DBS Group Holdings Ltd	48,700	1,027,597
Erste Group Bank AG	12,943	650,857
Fukuoka Financial Group Inc	42,000	230,476
Hang Seng Bank Ltd	65,100	1,517,799
HSBC Holdings PLC	36,800	343,952
ING Groep NV	3,394	57,317
Intesa Sanpaolo SpA	60,817	221,759
Intesa Sanpaolo SpA - RSP	55,562	210,534
Japan Post Bank Co Ltd	2,800	38,071
KBC Group NV	232	20,220

Shares		Value
Common Stocks – (continued)
Banks – (continued)
Mebuki Financial Group Inc	36,000	$139,943
Mediobanca Banca di Credito Finanziario SpA	24,815	292,079
Mitsubishi UFJ Financial Group Inc	16,000	106,209
Mizrahi Tefahot Bank Ltd	9,753	186,879
Mizuho Financial Group Inc	11,000	20,005
Oversea-Chinese Banking Corp Ltd	23,900	235,483
Raiffeisen Bank International AG	14,966	583,038
Resona Holdings Inc	6,600	35,530
Royal Bank of Scotland Group PLC*	2,162	7,867
Shizuoka Bank Ltd	5,000	48,358
Standard Chartered PLC	1,999	20,014
Sumitomo Mitsui Financial Group Inc	3,200	135,713
Sumitomo Mitsui Trust Holdings Inc	900	36,857
UniCredit SpA	6,109	128,164
United Overseas Bank Ltd	16,400	345,920
		12,237,632
Beverages – 1.4%
Asahi Group Holdings Ltd	3,300	177,569
Coca-Cola Amatil Ltd	9,288	62,141
Coca-Cola Bottlers Japan Holdings Inc	2,500	103,017
Heineken Holding NV	1,019	105,060
Heineken NV	697	75,004
Kirin Holdings Co Ltd	25,300	678,602
Pernod Ricard SA	243	40,475
Remy Cointreau SA*	1,058	150,907
Treasury Wine Estates Ltd	18,797	245,434
		1,638,209
Biotechnology – 0.1%
CSL Ltd	657	78,987
Building Products – 0.5%
Daikin Industries Ltd	800	88,855
TOTO Ltd	10,000	524,976
		613,831
Capital Markets – 2.8%
3i Group PLC	1,469	17,734
ASX Ltd	1,541	66,692
Credit Suisse Group AG*	5,789	97,167
Daiwa Securities Group Inc	5,000	32,092
Deutsche Bank AG	3,894	54,288
Deutsche Boerse AG	1,155	157,321
Hargreaves Lansdown PLC	7,420	170,269
Japan Exchange Group Inc	3,000	56,116
Julius Baer Group Ltd*	2,949	181,642
Kingston Financial Group Ltd*,#	754,000	340,166
London Stock Exchange Group PLC	4,155	240,722
Macquarie Group Ltd	854	68,121
Natixis SA	18,127	148,772
Partners Group Holding AG	2,062	1,535,095
SBI Holdings Inc/Japan	2,300	54,203
Singapore Exchange Ltd	4,800	27,114
		3,247,514
Chemicals – 6.1%
Air Liquide SA	201	24,643
Air Water Inc	2,500	49,119
Akzo Nobel NV	539	50,949
Asahi Kasei Corp	86,000	1,144,977
BASF SE	601	61,073
Chr Hansen Holding A/S	4,139	357,672
Clariant AG*	7,516	179,532
Covestro AG	10,937	1,076,415
Croda International PLC	605	38,818
EMS-Chemie Holding AG*	737	465,473
Frutarom Industries Ltd	2,722	250,372
Incitec Pivot Ltd	9,018	24,481
Kaneka Corp	13,000	129,837
Koninklijke DSM NV	3,606	358,525
Linde AG	551	115,981
Mitsubishi Chemical Holdings Corp	48,400	470,103
Mitsubishi Gas Chemical Co Inc	700	16,832
Mitsui Chemicals Inc	3,800	120,970
Nissan Chemical Industries Ltd	1,600	66,637
Novozymes A/S	765	39,621
Shin-Etsu Chemical Co Ltd	300	31,192

Shares		Value
Common Stocks – (continued)
Chemicals – (continued)
Sika AG	181	$1,419,159
Sumitomo Chemical Co Ltd	11,000	63,611
Teijin Ltd	5,400	102,833
Tosoh Corp	12,500	246,926
Umicore SA*	4,333	229,838
Yara International ASA	547	23,246
		7,158,835
Commercial Services & Supplies – 0.1%
Brambles Ltd	3,622	27,870
Sohgo Security Services Co Ltd	700	34,459
		62,329
Construction & Engineering – 0.8%
Bouygues SA	3,707	185,934
CIMIC Group Ltd	11,137	384,152
Eiffage SA*	315	35,879
JGC Corp#	6,700	146,192
Kajima Corp	9,000	84,633
Taisei Corp	1,600	81,994
Vinci SA	508	50,012
		968,796
Construction Materials – 0.6%
Boral Ltd	49,426	284,293
Fletcher Building Ltd*	5,235	22,862
HeidelbergCement AG	93	9,136
James Hardie Industries PLC (CDI)	4,199	74,168
Taiheiyo Cement Corp	7,100	256,296
		646,755
Consumer Finance – 0.1%
AEON Financial Service Co Ltd	2,900	67,285
Diversified Financial Services – 1.1%
Eurazeo SA*	5,316	489,452
Mitsubishi UFJ Lease & Finance Co Ltd	18,500	110,287
Standard Life Aberdeen PLC	99,619	503,350
Wendel SA*	909	141,869
		1,244,958
Diversified Telecommunication Services – 0.3%
Elisa OYJ	1,242	56,249
HKT Trust & HKT Ltd	66,000	83,244
Swisscom AG	181	89,795
TDC A/S*	5,392	44,735
Telenor ASA	4,394	99,976
		373,999
Electric Utilities – 4.1%
CLP Holdings Ltd	216,500	2,213,212
Electricite de France SA	14,584	211,455
Enel SpA	25,396	155,586
Fortum OYJ	6,735	144,798
HK Electric Investments & HK Electric Investments Ltd	57,500	55,749
Kansai Electric Power Co Inc	81,400	1,062,570
Orsted A/S	11,328	737,674
Power Assets Holdings Ltd	6,000	53,725
Terna Rete Elettrica Nazionale SpA	14,774	86,427
		4,721,196
Electrical Equipment – 0.3%
Fuji Electric Co Ltd	7,000	48,265
Legrand SA	2,408	188,970
Nidec Corp	1,000	153,417
		390,652
Electronic Equipment, Instruments & Components – 1.9%
Hamamatsu Photonics KK	800	30,718
Hitachi High-Technologies Corp	600	28,716
Hitachi Ltd	3,000	21,889
Keyence Corp	900	563,421
Kyocera Corp	1,500	85,039
Omron Corp	3,800	223,037
Yaskawa Electric Corp	27,200	1,235,350
		2,188,170
Equity Real Estate Investment Trusts (REITs) – 1.9%
British Land Co PLC	8,449	76,199
CapitaLand Commercial Trust	131,200	184,102
Fonciere Des Regions	404	44,600
Gecina SA	592	102,883
Japan Real Estate Investment Corp	3	15,617

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Japan Retail Fund Investment Corp	12	$23,331
Link REIT	167,000	1,432,299
Nippon Building Fund Inc	10	55,558
Nippon Prologis REIT Inc	14	30,394
Segro PLC	5,228	44,139
Suntec Real Estate Investment Trust	87,300	126,579
United Urban Investment Corp	29	45,340
		2,181,041
Food & Staples Retailing – 1.0%
Aeon Co Ltd	6,700	119,599
FamilyMart UNY Holdings Co Ltd	4,000	335,077
Koninklijke Ahold Delhaize NV	3,244	76,910
Lawson Inc	300	20,507
METRO AG	4,528	80,172
Seven & i Holdings Co Ltd	900	38,620
Sundrug Co Ltd	1,600	74,939
Tesco PLC	39,576	114,340
Tsuruha Holdings Inc	1,300	187,260
Wesfarmers Ltd	3,026	97,075
		1,144,499
Food Products – 1.8%
Associated British Foods PLC	1,388	48,518
Barry Callebaut AG	162	316,761
Kerry Group PLC	2,295	233,340
Kikkoman Corp	6,400	259,727
Marine Harvest ASA	9,064	182,189
Nestle SA	2,457	194,573
NH Foods Ltd	500	20,621
Nisshin Seifun Group Inc	8,200	163,866
Orkla ASA	2,605	28,014
Yakult Honsha Co Ltd	7,900	593,557
		2,041,166
Gas Utilities – 1.1%
Hong Kong & China Gas Co Ltd	640,222	1,320,013
Health Care Equipment & Supplies – 1.3%
Cochlear Ltd	1,683	236,103
Fisher & Paykel Healthcare Corp Ltd	7,631	73,276
Hoya Corp	200	10,130
Straumann Holding AG	933	588,450
Sysmex Corp	3,400	308,995
Terumo Corp	1,000	51,848
William Demant Holding A/S*	7,529	280,368
		1,549,170
Health Care Providers & Services – 0.5%
Alfresa Holdings Corp	10,600	238,574
Fresenius Medical Care AG & Co KGaA	354	36,141
Medipal Holdings Corp	1,600	33,402
Ryman Healthcare Ltd	2,389	18,334
Sonic Healthcare Ltd	4,772	84,111
Suzuken Co Ltd/Aichi Japan	5,100	214,395
		624,957
Health Care Technology – 0.2%
M3 Inc	4,100	187,839
Hotels, Restaurants & Leisure – 5.8%
Accor SA	495	26,736
Aristocrat Leisure Ltd	46,605	868,687
Carnival PLC	17,315	1,115,550
Crown Resorts Ltd	4,416	43,311
Galaxy Entertainment Group Ltd	242,000	2,218,425
InterContinental Hotels Group PLC	1,196	71,706
McDonald's Holdings Co Japan Ltd	5,500	260,547
Melco Resorts & Entertainment Ltd (ADR)	18,300	530,334
Oriental Land Co Ltd/Japan	6,000	614,473
Paddy Power Betfair PLC	1,104	113,416
Sands China Ltd	117,600	638,588
Tabcorp Holdings Ltd	32,543	110,314
TUI AG	9,343	200,551
		6,812,638
Household Durables – 2.5%
Barratt Developments PLC	45,007	335,200
Berkeley Group Holdings PLC	8,298	441,586
Electrolux AB	283	8,908
Iida Group Holdings Co Ltd	8,300	154,839

Shares		Value
Common Stocks – (continued)
Household Durables – (continued)
Nikon Corp	15,100	$272,598
Persimmon PLC	10,582	376,162
SEB SA	69	13,188
Sekisui House Ltd	1,800	33,096
Taylor Wimpey PLC	21,082	54,680
Techtronic Industries Co Ltd	214,500	1,267,089
		2,957,346
Independent Power and Renewable Electricity Producers – 0.1%
Uniper SE	5,335	162,580
Industrial Conglomerates – 0.2%
Keppel Corp Ltd	39,100	233,530
Toshiba Corp*	15,000	43,594
		277,124
Information Technology Services – 1.3%
Amadeus IT Group SA	4,553	336,550
Computershare Ltd	5,333	71,353
Obic Co Ltd	4,100	345,935
Otsuka Corp	12,600	643,369
Wirecard AG*	1,076	127,177
		1,524,384
Insurance – 2.8%
Aegon NV	34,168	230,710
Ageas*	7,459	385,577
Allianz SE	746	168,571
AXA SA	3,813	101,497
Dai-ichi Life Holdings Inc	13,300	246,965
Direct Line Insurance Group PLC	6,401	34,267
Hannover Rueck SE	233	31,818
Insurance Australia Group Ltd	42,005	242,442
Legal & General Group PLC	35,672	129,200
NN Group NV	6,829	303,246
Old Mutual PLC	23,324	78,419
Poste Italiane SpA (144A)	3,942	36,077
SCOR SE	872	35,710
Sony Financial Holdings Inc	6,400	117,322
Swiss Life Holding AG*	2,042	727,734
T&D Holdings Inc	18,600	297,073
Tryg A/S	4,835	112,790
		3,279,418
Internet Software & Services – 0.3%
Kakaku.com Inc	1,200	21,177
REA Group Ltd	4,778	292,174
		313,351
Leisure Products – 0%
Shimano Inc	200	28,972
Life Sciences Tools & Services – 0.2%
Eurofins Scientific SE*	271	143,238
Lonza Group AG*	556	131,195
		274,433
Machinery – 2.9%
Alfa Laval AB	536	12,676
Alstom SA*	1,205	54,353
Amada Holdings Co Ltd	19,600	238,791
Atlas Copco AB	4,913	212,910
Atlas Copco AB	4,340	168,985
CNH Industrial NV	13,546	167,570
Daifuku Co Ltd	700	41,681
FANUC Corp	1,300	330,908
Hitachi Construction Machinery Co Ltd	3,900	152,016
JTEKT Corp	19,600	288,809
Kawasaki Heavy Industries Ltd	2,000	64,424
Komatsu Ltd	4,300	144,459
MAN SE	5,860	683,160
Nabtesco Corp	3,000	117,840
NSK Ltd	18,500	249,999
SMC Corp/Japan	300	122,467
Sumitomo Heavy Industries Ltd	400	15,305
THK Co Ltd	3,900	162,533
Weir Group PLC	5,915	165,760
		3,394,646
Marine – 0.2%
Kuehne + Nagel International AG*	881	138,766

Shares		Value
Common Stocks – (continued)
Marine – (continued)
Nippon Yusen KK	2,800	$55,111
		193,877
Media – 0.6%
Axel Springer SE	4,169	348,988
Pearson PLC	12,753	134,152
RTL Group SA*	453	37,619
Sky PLC	7,191	130,911
Toho Co Ltd/Tokyo	1,000	33,407
		685,077
Metals & Mining – 2.6%
Alumina Ltd	207,301	378,308
Anglo American PLC	14,844	346,738
ArcelorMittal*	3,563	112,998
BHP Billiton Ltd	2,773	61,328
BHP Billiton PLC	4,612	90,964
BlueScope Steel Ltd	28,004	329,248
Boliden AB	4,449	156,895
JFE Holdings Inc	6,200	125,254
Mitsubishi Materials Corp	500	14,892
Newcrest Mining Ltd	5,498	82,639
Norsk Hydro ASA	24,346	143,621
Rio Tinto Ltd	948	53,273
Rio Tinto PLC	576	29,240
South32 Ltd	77,704	193,649
Sumitomo Metal Mining Co Ltd	10,800	445,040
voestalpine AG*	9,189	482,141
		3,046,228
Multiline Retail – 0.8%
Don Quijote Holdings Co Ltd	6,300	360,784
Isetan Mitsukoshi Holdings Ltd	5,200	57,612
J Front Retailing Co Ltd	10,000	168,925
Marui Group Co Ltd	1,800	36,427
Next PLC	294	19,646
Ryohin Keikaku Co Ltd	700	233,157
Takashimaya Co Ltd	7,000	67,375
		943,926
Multi-Utilities – 1.5%
AGL Energy Ltd	83,264	1,394,794
E.ON SE	7,165	79,610
Engie SA	7,089	118,418
RWE AG	2,108	52,066
Veolia Environnement SA	4,687	111,137
		1,756,025
Oil, Gas & Consumable Fuels – 4.7%
BP PLC	19,747	132,947
Eni SpA	1,456	25,663
Galp Energia SGPS SA*	9,432	177,888
Idemitsu Kosan Co Ltd	12,500	478,949
Inpex Corp	40,300	503,016
JXTG Holdings Inc	86,050	525,713
Neste Oyj	12,135	846,263
OMV AG	19,748	1,151,386
Origin Energy Ltd*	16,346	110,433
Royal Dutch Shell PLC - Class A	12,669	397,493
Royal Dutch Shell PLC - Class B	13,079	421,410
Santos Ltd*	31,790	124,908
Showa Shell Sekiyu KK	12,800	174,391
Snam SpA	8,078	37,154
Statoil ASA	12,556	297,488
TOTAL SA	505	28,697
		5,433,799
Paper & Forest Products – 0.3%
Oji Holdings Corp	24,000	154,641
Stora Enso OYJ	5,440	100,121
UPM-Kymmene OYJ	1,497	55,545
		310,307
Personal Products – 0.9%
Kao Corp	1,100	82,947
Kose Corp	2,400	503,931
Pola Orbis Holdings Inc	4,400	184,315
Shiseido Co Ltd	2,900	187,384
Unilever NV	494	27,922
		986,499

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – 2.4%
Astellas Pharma Inc	7,300	$112,120
AstraZeneca PLC	239	16,436
Chugai Pharmaceutical Co Ltd	1,700	86,291
Daiichi Sankyo Co Ltd	11,600	388,913
Eisai Co Ltd	1,800	116,119
H Lundbeck A/S	1,726	96,493
Hisamitsu Pharmaceutical Co Inc	5,000	386,401
Kyowa Hakko Kirin Co Ltd	2,700	58,412
Mitsubishi Tanabe Pharma Corp	32,300	653,587
Novo Nordisk A/S	271	13,336
Ono Pharmaceutical Co Ltd	2,400	76,549
Recordati SpA	12,007	444,868
Shionogi & Co Ltd	1,700	88,737
Sumitomo Dainippon Pharma Co Ltd	2,200	36,859
Taisho Pharmaceutical Holdings Co Ltd	700	69,465
Takeda Pharmaceutical Co Ltd	2,000	97,574
UCB SA*	320	26,100
Vifor Pharma AG	460	70,966
		2,839,226
Professional Services – 1.8%
Bureau Veritas SA*	2,271	59,050
Intertek Group PLC	3,182	208,248
Persol Holdings Co Ltd	3,300	95,901
Randstad Holding NV	535	35,246
Recruit Holdings Co Ltd	53,100	1,332,873
RELX NV	4,764	98,822
RELX PLC	1,226	25,222
SEEK Ltd	5,884	84,650
SGS SA	11	27,052
Wolters Kluwer NV	2,261	120,399
		2,087,463
Real Estate Management & Development – 2.0%
Daito Trust Construction Co Ltd	2,600	441,882
Daiwa House Industry Co Ltd	1,400	53,894
Hulic Co Ltd	20,200	220,581
Hysan Development Co Ltd	11,000	58,383
LendLease Group	2,328	31,130
Nomura Real Estate Holdings Inc	6,200	144,955
Swire Properties Ltd	102,200	359,389
Tokyo Tatemono Co Ltd	1,400	21,149
Tokyu Fudosan Holdings Corp	59,800	430,652
UOL Group Ltd	40,900	268,140
Vonovia SE	4,771	236,576
		2,266,731
Road & Rail – 1.6%
Central Japan Railway Co	500	95,296
Keisei Electric Railway Co Ltd	3,200	98,562
MTR Corp Ltd	160,500	867,533
Nagoya Railroad Co Ltd	2,700	68,950
Nippon Express Co Ltd	10,100	667,548
Tobu Railway Co Ltd	2,000	60,995
Tokyu Corp	3,200	50,306
		1,909,190
Semiconductor & Semiconductor Equipment – 2.9%
ASML Holding NV	644	127,398
Disco Corp	300	64,732
NXP Semiconductors NV*	1,500	175,500
Rohm Co Ltd	3,600	342,564
STMicroelectronics NV	68,066	1,510,367
SUMCO Corp	24,100	629,936
Tokyo Electron Ltd	3,100	572,599
		3,423,096
Software – 3.0%
Check Point Software Technologies Ltd*	20,000	1,986,800
Konami Holdings Corp	2,000	101,520
Nexon Co Ltd*	11,000	186,630
Nice Ltd*	1,266	118,852
Nintendo Co Ltd	900	401,382
Oracle Corp Japan	4,100	340,124
Sage Group PLC	2,350	21,109
Trend Micro Inc/Japan	6,600	391,498
		3,547,915

Shares		Value
Common Stocks – (continued)
Specialty Retail – 0.8%
Fast Retailing Co Ltd	900	$361,088
Hikari Tsushin Inc	2,700	436,489
Kingfisher PLC	14,180	58,345
Nitori Holdings Co Ltd	100	17,504
Yamada Denki Co Ltd	14,000	84,836
		958,262
Technology Hardware, Storage & Peripherals – 0.1%
FUJIFILM Holdings Corp	500	20,013
Konica Minolta Inc	9,900	84,229
		104,242
Textiles, Apparel & Luxury Goods – 3.9%
adidas AG	7,652	1,852,944
Asics Corp	1,700	31,597
Hermes International	1,592	943,843
Kering SA	2,498	1,197,632
Luxottica Group SpA	2,829	176,033
LVMH Moet Hennessy Louis Vuitton SE	569	175,452
Pandora A/S	391	42,390
Yue Yuen Industrial Holdings Ltd	17,000	67,899
		4,487,790
Trading Companies & Distributors – 2.9%
AerCap Holdings NV*	3,800	192,736
Ashtead Group PLC	3,506	95,590
Brenntag AG	1,233	73,368
Ferguson PLC	933	70,170
ITOCHU Corp	46,700	909,446
Marubeni Corp	42,200	307,311
MISUMI Group Inc	12,100	336,492
Mitsubishi Corp	12,300	330,915
Mitsui & Co Ltd	7,300	125,331
Sumitomo Corp	51,100	855,859
Toyota Tsusho Corp	3,600	121,876
		3,419,094
Transportation Infrastructure – 1.1%
Abertis Infraestructuras SA	12,658	283,875
Aeroports de Paris	4,400	959,038
		1,242,913
Wireless Telecommunication Services – 0.1%
1&1 Drillisch AG	678	45,664
NTT DOCOMO Inc	2,400	61,111
		106,775
Total Common Stocks (cost $95,667,171)		114,630,647
Preferred Stocks – 0.3%
Automobiles – 0.3%
Porsche Automobil Holding SE	1,793	149,067
Volkswagen AG	1,295	257,549
Total Preferred Stocks (cost $416,757)		406,616
Investment Companies – 1.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	389,760	389,760
Money Markets – 1.1%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	1,239,762	1,239,762
Total Investment Companies (cost $1,629,522)		1,629,522
Total Investments (total cost $97,713,450) – 100.0%		116,666,785
Cash, Receivables and Other Assets, net of Liabilities – 0%		4,090
Net Assets – 100%		$116,670,875

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$39,495,866	33.8%
Hong Kong	14,369,677	12.3
France	10,351,341	8.9
Germany	8,208,044	7.0
United Kingdom	7,217,795	6.2
Australia	6,465,438	5.5
Switzerland	6,163,360	5.3
Israel	5,050,834	4.3
Italy	3,600,893	3.1
Austria	2,867,422	2.5
Singapore	2,448,465	2.1
Netherlands	2,313,269	2.0
Denmark	1,725,079	1.5
United States	1,629,522	1.4
Finland	1,202,976	1.0
Norway	774,534	0.7
Spain	735,361	0.6
Belgium	661,735	0.6
Sweden	560,374	0.5
Ireland	532,440	0.5
Portugal	177,888	0.1
New Zealand	114,472	0.1

Total	$116,666,785	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 1.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	$11,506∆	$—	$—	$389,760
Money Markets – 1.1%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	10,303	—	—	1,239,762

Total Affiliated Investments – 1.4%	$21,809	$—	$—	$1,629,522

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 1.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	804,504	3,881,402	(4,296,146)	389,760
Money Markets – 1.1%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	303,000	32,232,541	(31,295,779)	1,239,762

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
PLC	Public Limited Company
RSP	Italian Savings Shares

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $36,077, which represents 0.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Hotels, Restaurants & Leisure	$530,334	$6,282,304	$-
Semiconductor & Semiconductor Equipment	175,500	3,247,596	-
Software	1,986,800	1,561,115	-
Trading Companies & Distributors	192,736	3,226,358	-
All Other	-	97,427,904	-
Preferred Stocks	-	406,616	-
Investment Companies	-	1,629,522	-
Total Assets	$2,885,370	$113,781,415	$-

Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $68,407,769 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – 95.3%
Aerospace & Defense – 1.2%
United Technologies Corp	12,561	$1,580,425
Auto Components – 1.7%
Aptiv PLC	13,666	1,161,200
Delphi Technologies PLC	21,933	1,045,107
		2,206,307
Banks – 11.4%
BB&T Corp	58,753	3,057,506
Citigroup Inc	50,114	3,382,695
US Bancorp	97,301	4,913,700
Wells Fargo & Co	66,140	3,466,397
		14,820,298
Beverages – 1.1%
PepsiCo Inc	13,653	1,490,225
Biotechnology – 1.3%
Gilead Sciences Inc	22,338	1,684,062
Capital Markets – 3.6%
Affiliated Managers Group Inc	11,026	2,090,309
Bank of New York Mellon Corp	49,569	2,554,291
		4,644,600
Chemicals – 2.9%
Nutrien Ltd	35,406	1,673,288
Westlake Chemical Corp	18,566	2,063,611
		3,736,899
Commercial Services & Supplies – 0.8%
Republic Services Inc	16,591	1,098,822
Communications Equipment – 0.5%
F5 Networks Inc*	4,145	599,408
Consumer Finance – 1.8%
Discover Financial Services	32,042	2,304,781
Containers & Packaging – 3.1%
Crown Holdings Inc*	79,398	4,029,449
Diversified Financial Services – 3.3%
Berkshire Hathaway Inc*	21,663	4,321,335
Electric Utilities – 4.4%
Great Plains Energy Inc	121,894	3,875,010
PPL Corp	66,706	1,887,113
		5,762,123
Electrical Equipment – 1.2%
AMETEK Inc	20,630	1,567,261
Energy Equipment & Services – 1.8%
Schlumberger Ltd	36,546	2,367,450
Equity Real Estate Investment Trusts (REITs) – 2.6%
Equity Residential	55,782	3,437,287
Food & Staples Retailing – 0.8%
Walgreens Boots Alliance Inc	15,153	992,067
Food Products – 4.2%
Conagra Brands Inc	95,058	3,505,739
JM Smucker Co	16,313	2,022,975
		5,528,714
Health Care Providers & Services – 2.3%
Laboratory Corp of America Holdings*	18,289	2,958,246
Household Products – 2.3%
Procter & Gamble Co	37,866	3,002,016
Industrial Conglomerates – 3.5%
Carlisle Cos Inc	22,024	2,299,526
Honeywell International Inc	15,441	2,231,379
		4,530,905
Information Technology Services – 1.0%
Total System Services Inc	15,071	1,300,024
Insurance – 7.5%
Chubb Ltd	21,141	2,891,455
Hartford Financial Services Group Inc	56,953	2,934,219
XL Group Ltd	71,015	3,924,289
		9,749,963
Media – 3.2%
Omnicom Group Inc	19,775	1,437,049
Twenty-First Century Fox Inc	75,423	2,743,135
		4,180,184

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 7.5%
Chevron Corp	14,138	$1,612,298
Cimarex Energy Co	15,367	1,436,815
Noble Energy Inc	105,038	3,182,651
Occidental Petroleum Corp	53,922	3,502,773
		9,734,537
Personal Products – 1.4%
Unilever PLC (ADR)	32,911	1,828,535
Pharmaceuticals – 10.5%
Johnson & Johnson	33,520	4,295,588
Merck & Co Inc	61,492	3,349,469
Novartis AG (ADR)	20,004	1,617,323
Pfizer Inc	124,110	4,404,664
		13,667,044
Road & Rail – 1.0%
Union Pacific Corp	9,601	1,290,662
Semiconductor & Semiconductor Equipment – 1.2%
Intel Corp	28,888	1,504,487
Software – 4.9%
Check Point Software Technologies Ltd*	21,479	2,133,724
Oracle Corp	91,909	4,204,837
		6,338,561
Wireless Telecommunication Services – 1.3%
Vodafone Group PLC (ADR)	60,609	1,686,142
Total Common Stocks (cost $102,903,791)		123,942,819
Repurchase Agreements – 1.3%
Undivided interest of 1.9% in a joint repurchase agreement (principal amount $91,300,000 with a maturity value of $91,312,934) with ING Financial Markets LLC, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $1,700,241 collateralized by $91,511,762 in U.S. Treasuries 0% - 6.0000%, 4/12/18 - 2/15/46 with a value of $93,143,677 (cost $1,700,000)	$1,700,000	1,700,000
Total Investments (total cost $104,603,791) – 96.6%		125,642,819
Cash, Receivables and Other Assets, net of Liabilities – 3.4%		4,410,083
Net Assets – 100%		$130,052,902

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$116,703,807	92.9%
United Kingdom	3,514,677	2.8
Israel	2,133,724	1.7
Canada	1,673,288	1.3
Switzerland	1,617,323	1.3

Total	$125,642,819	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

Level 2 -	Level 3 -

	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$123,942,819	$-	$-
Repurchase Agreements	-	1,700,000	-
Total Assets	$123,942,819	$1,700,000	$-

Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – 96.0%
Aerospace & Defense – 1.7%
BWX Technologies Inc	1,043,357	$66,284,470
Auto Components – 2.1%
Aptiv PLC	432,573	36,755,728
Delphi Technologies PLC	899,271	42,850,263
		79,605,991
Banks – 9.3%
Citizens Financial Group Inc	1,204,777	50,576,538
First Hawaiian Inc	2,752,192	76,593,503
First Horizon National Corp	4,901,821	92,301,289
Investors Bancorp Inc	3,240,443	44,199,643
MB Financial Inc	550,357	22,278,451
Prosperity Bancshares Inc	922,976	67,035,747
		352,985,171
Building Products – 0.7%
Simpson Manufacturing Co Inc	432,749	24,922,015
Capital Markets – 2.5%
Affiliated Managers Group Inc	247,131	46,851,095
Invesco Ltd	1,460,519	46,751,213
		93,602,308
Chemicals – 8.0%
Axalta Coating Systems Ltd*	2,523,048	76,170,819
NewMarket Corp	125,184	50,283,909
Nutrien Ltd	987,392	46,664,146
Valvoline Inc	2,305,237	51,014,895
Westlake Chemical Corp	349,240	38,818,026
WR Grace & Co	658,724	40,333,671
		303,285,466
Commercial Services & Supplies – 1.7%
Waste Connections Inc	881,625	63,247,778
Consumer Finance – 0.6%
Discover Financial Services	304,750	21,920,668
Containers & Packaging – 4.5%
Crown Holdings Inc*	2,100,894	106,620,371
Graphic Packaging Holding Co	4,064,519	62,390,367
		169,010,738
Distributors – 1.1%
LKQ Corp*	1,097,585	41,653,351
Electric Utilities – 4.9%
Alliant Energy Corp	1,859,990	75,999,191
Great Plains Energy Inc	3,461,811	110,050,972
		186,050,163
Electrical Equipment – 2.4%
AMETEK Inc	820,772	62,354,049
Generac Holdings Inc*	639,599	29,363,990
		91,718,039
Electronic Equipment, Instruments & Components – 1.3%
Avnet Inc	1,184,996	49,485,433
Energy Equipment & Services – 0.5%
Keane Group Inc*	1,395,300	20,650,440
Equity Real Estate Investment Trusts (REITs) – 10.6%
Equity Commonwealth*	3,529,359	108,245,441
Equity LifeStyle Properties Inc	1,446,460	126,955,794
Lamar Advertising Co	1,385,946	88,229,322
Mid-America Apartment Communities Inc	442,009	40,328,901
Weyerhaeuser Co	1,121,079	39,237,765
		402,997,223
Food & Staples Retailing – 2.5%
Casey's General Stores Inc	881,095	96,717,798
Food Products – 4.7%
Conagra Brands Inc	2,671,704	98,532,444
Lamb Weston Holdings Inc	1,343,565	78,222,354
		176,754,798
Health Care Providers & Services – 2.7%
Laboratory Corp of America Holdings*	638,527	103,281,742
Industrial Conglomerates – 1.7%
Carlisle Cos Inc	628,151	65,585,246
Information Technology Services – 1.9%
Total System Services Inc	821,421	70,855,775

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 11.3%
Hartford Financial Services Group Inc	1,832,825	$94,427,144
RenaissanceRe Holdings Ltd	653,149	90,467,668
Torchmark Corp	1,233,248	103,802,484
XL Group Ltd	2,522,357	139,385,448
		428,082,744
Life Sciences Tools & Services – 0.6%
Agilent Technologies Inc	370,425	24,781,433
Machinery – 4.7%
Donaldson Co Inc	1,003,499	45,207,630
Lincoln Electric Holdings Inc	531,394	47,798,890
Trinity Industries Inc	2,585,065	84,350,671
		177,357,191
Media – 0.4%
Omnicom Group Inc	220,612	16,031,874
Metals & Mining – 1.4%
Compass Minerals International Inc	883,458	53,272,517
Oil, Gas & Consumable Fuels – 6.4%
Cimarex Energy Co	805,260	75,291,810
Gulfport Energy Corp*	4,439,547	42,841,629
Newfield Exploration Co*	1,284,283	31,362,191
Noble Energy Inc	3,025,063	91,659,409
		241,155,039
Professional Services – 1.1%
Dun & Bradstreet Corp	350,968	41,063,256
Software – 2.6%
Check Point Software Technologies Ltd*	455,595	45,258,807
Synopsys Inc*	635,664	52,912,671
		98,171,478
Specialty Retail – 0.8%
O'Reilly Automotive Inc*	117,830	29,148,785
Trading Companies & Distributors – 1.3%
Fastenal Co	431,213	23,539,918
GATX Corp	372,894	25,539,510
		49,079,428
Total Common Stocks (cost $2,975,218,749)		3,638,758,358
Repurchase Agreements – 3.9%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,014,167) with ING Financial Markets LLC, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $50,007,083 collateralized by $104,228,900 in U.S. Treasuries 0% - 6.2500%, 4/5/18 - 11/15/47 with a value of $102,040,542	$50,000,000	50,000,000
Undivided interest of 30.0% in a joint repurchase agreement (principal amount $91,300,000 with a maturity value of $91,312,934) with ING Financial Markets LLC, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $27,403,882 collateralized by $91,511,762 in U.S. Treasuries 0% - 6.0000%, 4/12/18 - 2/15/46 with a value of $93,143,677	27,400,000	27,400,000
Undivided interest of 28.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,035,417) with Royal Bank of Canada, NY Branch, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $70,009,917 collateralized by $214,071,452 in U.S. Treasuries 1.2500% - 7.6250%, 12/15/18 - 5/15/47 with a value of $255,048,192	70,000,000	70,000,000
Total Repurchase Agreements (cost $147,400,000)		147,400,000
Total Investments (total cost $3,122,618,749) – 99.9%		3,786,158,358
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		3,374,360
Net Assets – 100%		$3,789,532,718

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,694,235,405	97.6%
Canada	46,664,146	1.2
Israel	45,258,807	1.2

Total	$3,786,158,358	100.0%

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2018. Unless otherwise indicated, all information in the table is for the period ended March 31, 2018.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	$—	$—	$—	$—
Total Affiliated Investments – 0.0%	$—	$—	$—	$—

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	—	19,002	(19,002)	—

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,638,758,358	$-	$-
Repurchase Agreements	-	147,400,000	-
Total Assets	$3,638,758,358	$147,400,000	$-

Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

March 31, 2018

Principal Amounts		Value
Certificates of Deposit – 21.4%
Bank of Montreal/Chicago IL, 1.8800%, 5/16/18	$30,000,000	$30,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd/New York NY, 1.6600%, 4/2/18	40,000,000	40,000,000
Sumitomo Mitsui Banking Corp/New York, 1.8000%, 4/27/18	40,000,000	40,000,000
Svenska Handelsbanken NY, 1.8500%, 5/21/18	30,000,000	30,000,000
Toronto-Dominion Bank/NY, 1.7800%, 6/1/18	20,000,000	20,000,000
Wells Fargo Bank NA, 1.5200%, 5/2/18	25,000,000	25,000,000
Total Certificates of Deposit (cost $185,000,000)		185,000,000
Commercial Paper – 34.4%
Atlantic Asset Securitization LLC, 1.8942%, 4/13/18 (Section 4(2))	20,000,000	19,988,693
Atlantic Asset Securitization LLC, 1.9047%, 4/17/18 (Section 4(2))	22,300,000	22,282,715
JP Morgan Securities LLC, 1.5581%, 4/17/18	25,000,000	24,984,121
JP Morgan Securities LLC, 2.3674%, 7/6/18	17,000,000	16,896,786
Manhattan Asset Funding Co LLC, 1.8437%, 4/3/18 (Section 4(2))	14,300,000	14,299,284
Manhattan Asset Funding Co LLC, 1.7610%, 4/4/18 (Section 4(2))	6,000,000	5,999,426
Manhattan Asset Funding Co LLC, 1.8023%, 4/13/18 (Section 4(2))	22,000,000	21,988,160
Mizuho Bank Ltd/NY, 1.7611%, 4/16/18 (Section 4(2))	40,000,000	39,973,225
Societe Generale SA, 1.6259%, 4/6/18 (Section 4(2))	30,000,000	29,994,698
Swedbank AB, 1.8362%, 5/15/18	25,000,000	24,946,469
Swedbank AB, 1.9613%, 6/14/18	15,000,000	14,941,842
Toronto-Dominion Bank/The, 1.7113%, 4/23/18 (Section 4(2))	20,000,000	19,980,485
Victory Receivables Corp, 1.8235%, 4/5/18 (Section 4(2))	17,000,000	16,997,475
Victory Receivables Corp, 1.8636%, 4/9/18 (Section 4(2))	6,000,000	5,997,876
Victory Receivables Corp, 2.0301%, 5/2/18 (Section 4(2))	15,000,000	14,975,242
Victory Receivables Corp, 2.0509%, 5/3/18 (Section 4(2))	2,900,000	2,895,004
Total Commercial Paper (cost $297,141,501)		297,141,501
U.S. Government Agency Notes – 2.3%
Federal Home Loan Bank Discount Notes:
1.7429%, 5/31/18	10,000,000	9,971,722
1.6772%, 6/1/18	10,000,000	9,972,316
Total U.S. Government Agency Notes (cost $19,944,038)		19,944,038
Variable Rate Demand Agency Notes‡ – 22.3%
Breckenridge Terrace LLC - Series 99-A, 2.0000%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC - Series 99-B, 2.0000%, 5/2/39	4,000,000	4,000,000
County of Eagle CO, 2.0000%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 2.0000%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 1.8000%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust, 1.8000%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC, 1.7700%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 1.8000%, 7/1/26	3,790,000	3,790,000
Kaneville Road Joint Venture Inc, 1.8000%, 11/1/32	4,610,000	4,610,000
Lavonia O Frick Family Trust, 1.8000%, 8/1/28	3,950,000	3,950,000
Lush Properties LLC, 1.8000%, 11/1/33	5,395,000	5,395,000
Lynette J Keane Insurance Trust 2010, 1.8000%, 10/3/33	8,870,000	8,870,000
Lynette Kerrane-Darragh Children's Trust, 1.8000%, 9/1/30	4,935,000	4,935,000
Mesivta Yeshiva Rabbi Chaim Berlin, 1.8768%, 11/1/35	3,910,000	3,910,000
Michael Dennis Sullivan Irrevocable Trust, 1.8000%, 2/1/35	11,375,000	11,375,000
Mississippi Business Finance Corp, 1.8400%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 1.8400%, 12/1/35	5,545,000	5,545,000
Phenix City Downtown Redevelopment Authority, 1.8000%, 2/1/33	4,180,000	4,180,000
Phoenix Realty Special Account-U LP, 1.8600%, 4/1/20	1,675,000	1,675,000
RDR Investment Co LLC, 1.9300%, 11/1/19	330,000	330,000
SSAB AB, 1.8000%, 4/1/34	30,000,000	30,000,000
SSAB AB, 1.8000%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 1.8500%, 5/1/46	13,875,000	13,875,000
Tenderfoot Seasonal Housing LLC, 2.0000%, 7/2/35	5,700,000	5,700,000
University of Illinois, 1.8000%, 4/1/44	7,415,000	7,415,000
Total Variable Rate Demand Agency Notes (cost $193,145,000)		193,145,000
Repurchase Agreements(a) – 19.6%
Goldman Sachs & Co., 1.7700%, dated 3/30/18, maturing 4/2/18 to be repurchased at $100,014,750 collateralized by $96,682,313 in U.S. Government Agencies 2.1715% - 6.0000%, 12/25/28 - 12/15/53 with a value of $102,000,000	100,000,000	100,000,000

Principal Amounts		Value
Repurchase Agreements(a) – (continued)
Undivided interest of 23.1% in a joint repurchase agreement (principal amount $300,000,000 with a maturity value of $300,044,250) with HSBC Securities (USA), Inc., 1.7700%, dated 3/30/18, maturing 4/2/18 to be repurchased at $69,410,237 collateralized by $312,485,000 in a U.S. Treasury 0%, 3/28/19 with a value of $306,000,941	$69,400,000	$69,400,000
Total Repurchase Agreements (cost $169,400,000)		169,400,000
Total Investments (total cost $864,630,539) – 100.0%		864,630,539
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(234,556)
Net Assets – 100%		$864,395,983

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2018.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Certificates of Deposit	$-	$185,000,000	$-
Commercial Paper	-	297,141,501	-
U.S. Government Agency Notes	-	19,944,038	-
Variable Rate Demand Agency Notes	-	193,145,000	-
Repurchase Agreements	-	169,400,000	-
Total Assets	$-	$864,630,539	$-

Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 26.7%
A10 Term Asset Financing 2017-1 LLC, 4.7000%, 3/15/36 (144A)	$600,000	$588,649
ALM VII Ltd, 8.8215%, 10/15/28 (144A)‡	1,750,000	1,792,644
Apollo Aviation Securitization Equity Trust, 5.4370%, 1/16/38 (144A)	605,652	599,747
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	3,019,825	2,964,470
Ares XXXIII CLO Ltd,
ICE LIBOR USD 3 Month + 6.2300%, 8.2546%, 12/5/25 (144A)	1,100,000	1,123,859
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 3.5713%, 12/15/31 (144A)	716,520	687,883
BBCCRE Trust 2015-GTP, 4.5626%, 8/10/33 (144A)‡	200,000	166,633
BHMS 2014-ATLS Mortgage Trust, 5.9141%, 7/5/33 (144A)‡	210,000	212,526
BLUEM 2015-3A A1R 04/20/2031,
ICE LIBOR USD 3 Month + 1.0000%, 0%, 4/20/31 (144A)(a)	3,000,000	3,000,000
Business Jet Securities LLC 2017-1, 7.7480%, 2/15/33 (144A)	920,665	921,036
Caesars Palace Las Vegas Trust 2017-VICI - Class E,
4.3540%, 10/15/34 (144A)‡	2,115,000	2,069,505
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	812,459	795,448
CCRESG Commercial Mortgage Trust 2016-HEAT, 5.4883%, 4/10/29 (144A)‡	250,000	247,600
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 3.2500%, 5.0266%, 7/15/30 (144A)	1,200,000	1,198,611
Commonbond Student Loan Trust 2017-A-GS, 5.2800%, 5/25/41 (144A)	750,000	756,153
Commonbond Student Loan Trust 2017-B-GS, 4.4400%, 9/25/42 (144A)	500,000	493,407
CSMC 2017-HD Trust,
ICE LIBOR USD 1 Month + 3.6500%, 5.4266%, 2/15/31 (144A)	500,000	500,616
Deephaven Residential Mortgage Trust 2018-1, 5.7930%, 12/25/57 (144A)‡	1,000,000	999,951
ECAF I Ltd, 4.9470%, 6/15/40 (144A)	471,297	478,695
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	1,016,742	1,031,740
Exeter Automobile Receivables Trust 2017-3, 3.6800%, 7/17/23 (144A)	800,000	798,505
Exeter Automobile Receivables Trust 2018-1, 4.6400%, 10/15/24 (144A)	2,040,000	2,002,651
First Investors Auto Owner Trust, 4.9200%, 8/15/24 (144A)	3,225,000	3,209,739
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 3.7279%, 1/20/44¤	1,217,563	169,784
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 4.3636%, 10/16/55¤	1,707,563	316,682
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 5.0108%, 7/15/31 (144A)	1,773,000	1,777,243
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 6.1766%, 8/15/32 (144A)	448,000	449,688
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 5.2500%, 7.0266%, 8/15/32 (144A)	2,000,000	2,010,035
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	1,780,562	1,666,486
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	901,420	818,084
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.6615%, 11/15/43 (144A)‡	300,000	298,037
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.6615%, 11/15/43 (144A)‡	109,000	111,263
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.8046%, 6/10/27 (144A)‡	1,034,000	967,262
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 4.5000%, 6.2766%, 7/15/36 (144A)	1,120,000	1,124,866
LB-UBS Commercial Mortgage Trust 2007-C7, 6.0251%, 9/15/45‡	505,666	509,525
LCM XXIII Ltd, ICE LIBOR USD 3 Month + 7.0500%, 8.4126%, 10/20/29 (144A)	1,000,000	1,015,510
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.6000%, 3.4715%, 11/25/50 (144A)§	2,102,000	2,102,598
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	150,440	149,464
MarketPlace Loan Trust 2015-LD1, 6.0000%, 12/15/21 (144A)	2,152,363	2,177,334
Octagon Investment Partners 30 Ltd, 7.9447%, 3/17/30 (144A)‡	2,000,000	2,021,494
ODART 2017-2A E, 4.7400%, 11/14/25	1,000,000	996,989
Oportun Funding VI LLC, 3.9700%, 6/8/23 (144A)‡	600,000	586,457
Oportun Funding VII LLC, 5.2900%, 10/10/23 (144A)	1,000,000	984,629
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	573,000	566,789
PRPM 2017-3 LLC, 5.0000%, 11/25/22 (144A)‡	1,000,000	996,656
Sapphire Aviation Finance I Ltd, 7.5000%, 3/15/40	1,000,000	999,994
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	927,083	925,300
SOFI 2017-F R1, 0%, 1/25/41 (144A)(a)	35,000	2,031,050
SoFi Professional Loan Program 2017-E LLC, 0%, 11/26/40 (144A)	25,000	1,492,700
Sprite 2017-1 Ltd, 6.9000%, 12/15/37	976,200	976,195
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 5.0266%, 11/15/27 (144A)	1,550,000	1,497,957
Starwood Retail Property Trust 2014-STAR,

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
ICE LIBOR USD 1 Month + 4.1500%, 5.9266%, 11/15/27 (144A)	$1,000,000		$930,765
TESLA 2018-A E 4.94% 03/22/2021, 4.9400%, 3/22/21	500,000		500,776
VB-S1 Issuer LLC, 6.9010%, 6/15/46 (144A)	500,000		510,266
VB-S1 Issuer LLC, 5.2500%, 2/15/48 (144A)	1,000,000		1,010,296
VOLT LXIII LLC, 4.6250%, 10/25/47 (144A)Ç	1,000,000		988,123
Voya CLO 2015-3 Ltd,
ICE LIBOR USD 3 Month + 5.4500%, 6.8126%, 10/20/27 (144A)	1,500,000		1,503,622
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4830%, 12/15/43‡	3,812,719		3,817,388
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	1,403,603		1,321,147
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.7496%, 4/15/47‡	275,000		279,690
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.8096%, 4/15/47‡	500,000		506,937
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1325%, 5/15/46‡	24,145		24,446
WILLIS ENGINE STRUCTURED TRUST III, 6.3600%, 8/15/42 (144A)Ç	973,750		958,014
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $68,844,239)			68,731,609
Bank Loans and Mezzanine Loans – 13.1%
Basic Industry – 0.1%
New Arclin US Holding Corp,
ICE LIBOR USD 3 Month + 8.7500%, 11.0520%, 2/14/25	340,000		342,975
Capital Goods – 0.9%
Anchor Glass Container Corp,
ICE LIBOR USD 3 Month + 7.7500%, 9.4896%, 12/7/24	500,000		479,165
Consolidated Container Co LLC,
ICE LIBOR USD 3 Month + 3.5000%, 4.8769%, 5/22/24	379,050		381,324
NCI Building Systems Inc, ICE LIBOR USD 3 Month + 2.0000%, 3.8769%, 2/7/25	1,500,000		1,499,535
			2,360,024
Commercial Mortgage-Backed Securities – 0.7%
Mural Loft Loan, 8.9500%, 8/1/22 (144A)‡,§	1,945,000		1,945,000
Communications – 3.7%
Altice US Finance I Corp, ICE LIBOR USD 3 Month + 2.2500%, 4.1269%, 7/28/25	712,814		711,210
Cable One Inc, ICE LIBOR USD 3 Month + 2.2500%, 4.5600%, 5/1/24	992,500		994,981
CSC Holdings LLC, ICE LIBOR USD 3 Month + 2.5000%, 4.2766%, 1/25/26	1,500,000		1,499,535
Entravision Communications Corp,
ICE LIBOR USD 3 Month + 2.7500%, 4.6269%, 11/29/24	1,194,000		1,194,000
McAfee LLC, ICE LIBOR USD 3 Month + 4.5000%, 6.3769%, 9/30/24(a)	2,250,000		2,271,555
Mission Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.1642%, 1/17/24	47,560		47,679
Nexstar Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.1642%, 1/17/24	369,310		370,233
Sinclair Television Group Inc,
ICE LIBOR USD 3 Month + 2.5000%, , 0%, 12/12/24(a)	1,697,000		1,703,364
Virgin Media SFA Finance Ltd, ICE LIBOR GBP + 3.2500%, 3.7480%, 11/15/27	550,000	GBP	769,241
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.8769%, 1/19/21	58,410		58,565
			9,620,363
Consumer Cyclical – 2.2%
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 0%, 3/21/24(a)	1,200,000		1,182,000
Casablanca US Holdings Inc,
ICE LIBOR USD 3 Month + 9.0000%, 10.7723%, 3/31/25	383,000		387,788
CH Hold Corp, ICE LIBOR USD 3 Month + 7.2500%, 9.1269%, 2/3/25	1,000,000		1,012,500
L1R HB Finance Ltd, ICE LIBOR GBP + 5.2500%, 5.8855%, 8/30/24	540,000	GBP	737,945
Steinway Musical Instruments Inc,
ICE LIBOR USD 3 Month + 3.7500%, 5.5364%, 2/13/25	250,000		251,250
Weight Watchers International Inc,
ICE LIBOR USD 3 Month + 4.7500%, 6.4462%, 11/29/24	1,728,125		1,747,031
Wyndham Hotels & Resorts Inc, 0%, 3/28/25(a),‡	278,000		278,000
			5,596,514
Consumer Non-Cyclical – 2.4%
Change Healthcare Holdings LLC,
ICE LIBOR USD 3 Month + 2.7500%, , 0%, 3/1/24(a)	772,000		773,644
Coty Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 3/28/25(a)	2,078,000		2,072,805
CryoLife Inc, ICE LIBOR USD 3 Month + 4.0000%, 6.3020%, 12/2/24	997,500		1,007,475
Diamond BC BV, ICE LIBOR USD 3 Month + 3.0000%, 4.9944%, 9/6/24	255,360		254,829
Froneri International PLC, ICE LIBOR GBP + 3.2500%, 3.7613%, 1/31/25(a)	1,230,000	GBP	1,726,876
Romulus Merger Sub LLC, ICE LIBOR USD 3 Month + 6.2500%, 8.0266%, 2/13/26	250,000		249,375
			6,085,004
Electric – 0.9%
NRG Energy Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 6/30/23(a)	2,250,000		2,252,565
Energy – 0.4%
Chesapeake Energy Corp, ICE LIBOR USD 3 Month + 7.5000%, 9.4436%, 8/23/21	124,000		131,550
Chief Exploration & Development LLC,
ICE LIBOR USD 3 Month + 6.5000%, 8.4161%, 5/16/21	10,000		9,900
PowerTeam Services LLC, ICE LIBOR USD 3 Month + 7.2500%, 9.5520%, 3/6/26	850,000		850,000
			991,450

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Finance Companies – 0.1%
RPI Finance Trust, ICE LIBOR USD 3 Month + 2.0000%, 4.3020%, 3/27/23	$171,848		$172,558
Industrial – 1.0%
Atkore International Inc,
ICE LIBOR USD 3 Month + 2.7500%, 5.0600%, 12/22/23	1,496,250		1,504,853
NVA Holdings Inc/United States,
ICE LIBOR USD 3 Month + 2.7500%, 5.0520%, 2/2/25	500,000		500,415
Ozark Holdings Inc, ICE LIBOR USD 3 Month + 3.2500%, 5.1269%, 7/3/23	504,452		504,452
			2,509,720
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, ICE LIBOR USD 3 Month + 8.2500%, 10.0223%, 11/4/22	20,511		20,459
Technology – 0.7%
Blackboard Inc, ICE LIBOR USD 3 Month + 5.0000%, 0%, 6/30/21(a)	900,000		837,846
EXC Holdings III Corp, ICE LIBOR USD 3 Month + 7.5000%, 9.1605%, 12/1/25	750,000		760,785
Inmar Inc, ICE LIBOR USD 3 Month + 8.0000%, 9.8769%, 5/1/25	325,000		325,000
			1,923,631
Total Bank Loans and Mezzanine Loans (cost $33,570,540)			33,820,263
Corporate Bonds – 50.5%
Banking – 1.0%
Ally Financial Inc, 8.0000%, 12/31/18	420,000		433,125
Goldman Sachs Capital I, 6.3450%, 2/15/34	1,100,000		1,309,508
HSBC Bank USA NA/New York NY, 5.6250%, 8/15/35	730,000		880,433
			2,623,066
Basic Industry – 4.9%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	467,000		486,848
Allegheny Technologies Inc, 7.8750%, 8/15/23	1,046,000		1,137,525
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	430,000		436,196
Blue Cube Spinco Inc, 10.0000%, 10/15/25	1,000,000		1,175,000
Constellium NV, 5.8750%, 2/15/26 (144A)	425,000		418,625
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	2,064,000		2,146,560
First Quantum Minerals Ltd, 6.5000%, 3/1/24 (144A)	900,000		852,750
First Quantum Minerals Ltd, 7.5000%, 4/1/25 (144A)	600,000		589,125
First Quantum Minerals Ltd, 6.8750%, 3/1/26 (144A)	484,000		459,800
Freeport-McMoRan Inc, 5.4500%, 3/15/43	564,000		518,711
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	1,100,000		1,141,250
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	1,160,000		1,178,850
Platform Specialty Products Corp, 5.8750%, 12/1/25 (144A)	1,039,000		1,015,623
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	417,000		463,370
Teck Resources Ltd, 5.2000%, 3/1/42	675,000		631,125
			12,651,358
Brokerage – 0.4%
Cboe Global Markets Inc, 3.6500%, 1/12/27	548,000		533,783
E*TRADE Financial Corp, 3.8000%, 8/24/27	122,000		118,377
Raymond James Financial Inc, 3.6250%, 9/15/26	37,000		36,240
Raymond James Financial Inc, 4.9500%, 7/15/46	287,000		309,808
			998,208
Capital Goods – 5.8%
Arconic Inc, 5.4000%, 4/15/21	294,000		303,188
Arconic Inc, 5.9500%, 2/1/37	1,010,000		1,045,350
ARD Finance SA, 7.1250%, 9/15/23	2,100,000		2,176,125
Beacon Escrow Corp, 4.8750%, 11/1/25 (144A)	1,200,000		1,143,000
Beacon Roofing Supply Inc, 6.3750%, 10/1/23	3,000		3,150
Crown Americas LLC / Crown Americas Capital Corp VI, 4.7500%, 2/1/26 (144A)	594,000		574,695
Eagle Materials Inc, 4.5000%, 8/1/26	1,200,000		1,212,000
Engility Corp, 8.8750%, 9/1/24	875,000		909,738
Leonardo US Holdings Inc, 6.2500%, 1/15/40 (144A)	516,000		570,180
Masonite International Corp, 5.6250%, 3/15/23 (144A)	2,289,000		2,354,809
Pisces Midco Inc, 8.0000%, 4/15/26§	623,000		623,000
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	2,360,000		2,542,900
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	1,256,000		1,381,600
			14,839,735
Communications – 9.4%
Altice France SA/France, 6.0000%, 5/15/22 (144A)	800,000		782,000
Altice Luxembourg SA, 7.2500%, 5/15/22	810,000	EUR	966,647
AT&T Inc, 4.9000%, 8/14/37	539,000		542,980
Belo Corp, 7.2500%, 9/15/27	32,000		34,440
Block Communications Inc, 6.8750%, 2/15/25 (144A)	1,671,000		1,680,324
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	2,504,000		2,347,500
Cequel Communications Holdings I LLC / Cequel Capital Corp,
5.1250%, 12/15/21 (144A)	1,300,000		1,298,375
Clear Channel International BV, 8.7500%, 12/15/20 (144A)	1,263,000		1,319,835
Comcast Corp, 3.1500%, 2/15/28	660,000		629,756
Crown Castle International Corp, 3.6500%, 9/1/27	730,000		695,088
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	2,849,000		3,162,390

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
Embarq Corp, 7.9950%, 6/1/36	$770,000		$725,725
Frontier Communications Corp, 8.5000%, 4/1/26 (144A)#	463,000		449,110
Gray Television Inc, 5.1250%, 10/15/24 (144A)	641,000		620,168
Gray Television Inc, 5.8750%, 7/15/26 (144A)	588,000		571,830
Lions Gate Entertainment Corp, 5.8750%, 11/1/24 (144A)	775,000		804,063
Midcontinent Communications / Midcontinent Finance Corp,
6.8750%, 8/15/23 (144A)	540,000		567,675
Netflix Inc, 3.6250%, 5/15/27	806,000	EUR	974,427
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	348,000		333,210
TEGNA Inc, 6.3750%, 10/15/23	1,150,000		1,194,505
Telecom Italia Finance SA, 7.7500%, 1/24/33	1,090,000	EUR	1,998,138
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	600,000		564,000
UBM PLC, 5.7500%, 11/3/20 (144A)	1,063,000		1,090,645
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	950,000		996,313
			24,349,144
Consumer Cyclical – 9.2%
AMC Entertainment Holdings Inc, 6.3750%, 11/15/24	810,000	GBP	1,161,834
American Tire Distributors Inc, 10.2500%, 3/1/22 (144A)	814,000		831,298
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	216,000		216,540
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.7500%, 8/1/25 (144A)	708,000		690,300
Beazer Homes USA Inc, 8.7500%, 3/15/22	1,100,000		1,185,250
Boyne USA Inc, 7.2500%, 5/1/25 (144A)	917,000		941,071
Brinker International Inc, 5.0000%, 10/1/24 (144A)	525,000		514,500
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	1,460,000		1,474,600
Century Communities Inc, 6.8750%, 5/15/22	298,000		307,268
Century Communities Inc, 5.8750%, 7/15/25	818,000		779,145
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	194,000		204,185
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	269,000		275,725
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	2,383,000		2,472,362
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	710,000		752,600
JC Penney Corp Inc, 8.1250%, 10/1/19	241,000		255,761
JC Penney Corp Inc, 5.8750%, 7/1/23 (144A)#	870,000		833,025
M/I Homes Inc, 5.6250%, 8/1/25	804,000		782,654
Meritage Homes Corp, 6.0000%, 6/1/25 (144A)	2,400,000		2,460,360
Mohegan Gaming & Entertainment, 7.8750%, 10/15/24 (144A)#	280,000		278,600
New Home Co Inc, 7.2500%, 4/1/22	312,000		323,700
Rite Aid Corp, 9.2500%, 3/15/20#	1,135,000		1,136,702
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	288,000		290,520
Scientific Games International Inc, 10.0000%, 12/1/22	800,000		861,500
Weekley Homes LLC / Weekley Finance Corp, 6.0000%, 2/1/23	475,000		472,625
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	344,000		339,700
William Lyon Homes Inc, 6.0000%, 9/1/23 (144A)	1,167,000		1,164,812
Wyndham Worldwide Corp, 5.1000%, 10/1/25#	1,350,000		1,395,244
Wyndham Worldwide Corp, 5.3750%, 4/15/26 (144A)§	1,275,000		1,275,000
			23,676,881
Consumer Non-Cyclical – 11.6%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)#	742,000		703,045
Anheuser-Busch InBev Finance Inc, 4.7000%, 2/1/36	258,000		272,619
Anheuser-Busch InBev Worldwide Inc, 4.0000%, 4/13/28¢	2,500,000		2,529,295
Avantor Inc, 4.7500%, 10/1/24	680,000	EUR	830,465
Charles River Laboratories International Inc, 5.5000%, 4/1/26 (144A)§	1,000,000		1,016,250
Christian Dior SE, 0.7500%, 6/24/21	800,000	EUR	995,143
Coty Inc, 6.5000%, 4/15/26 (144A)§	2,103,000		2,113,515
Crimson Merger Sub, Inc, 6.6250%, 5/15/22 (144A)	1,150,000		1,121,250
CVS Health Corp, 4.3000%, 3/25/28	2,355,000		2,369,541
DaVita Inc, 5.7500%, 8/15/22	1,150,000		1,180,331
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	701,000		718,525
Endo Finance LLC / Endo Finco Inc, 7.2500%, 1/15/22 (144A)	660,000		572,550
Envision Healthcare Corp, 6.2500%, 12/1/24 (144A)	480,000		495,600
HCA Inc, 4.5000%, 2/15/27	1,686,000		1,626,990
HCA Inc, 5.5000%, 6/15/47	830,000		801,988
Jazz Investments I Ltd, 1.8750%, 8/15/21	1,100,000		1,149,500
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	328,000		330,870
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	54,000		54,473
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	300,000		279,750
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	595,000		571,200
LifePoint Health Inc, 5.8750%, 12/1/23	730,000		737,081
Mallinckrodt International Finance SA, 3.5000%, 4/15/18#	766,000		764,736
Mattel Inc, 6.7500%, 12/31/25 (144A)	412,000		402,812
Mylan Inc, 4.5500%, 4/15/28 (144A)§	2,600,000		2,595,385
Simmons Foods Inc, 5.7500%, 11/1/24 (144A)	816,000		740,520
Tesco PLC, 5.5000%, 1/13/33	830,000	GBP	1,324,148
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	2,480,000		2,397,922

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24 (144A)	$535,000		$519,348
Teva Pharmaceutical Finance Netherlands III BV, 6.7500%, 3/1/28 (144A)#	431,000		425,251
Universal Hospital Services Inc, 7.6250%, 8/15/20	320,000		322,400
			29,962,503
Electric – 0.2%
Calpine Corp, 5.3750%, 1/15/23#	562,000		538,003
Energy – 2.7%
Bristow Group Inc, 8.7500%, 3/1/23 (144A)	634,000		640,340
Chesapeake Energy Corp, 5.5000%, 9/15/26	82,000		70,610
Continental Resources Inc/OK, 5.0000%, 9/15/22	1,200,000		1,216,500
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	702,000		719,550
Kinder Morgan Inc/DE, 7.7500%, 1/15/32	431,000		550,892
Oceaneering International Inc, 4.6500%, 11/15/24	298,000		287,439
Oceaneering International Inc, 6.0000%, 2/1/28	1,167,000		1,153,209
Plains All American Pipeline LP / PAA Finance Corp, 4.3000%, 1/31/43	580,000		488,563
Rowan Cos Inc, 7.8750%, 8/1/19	159,000		163,770
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26	537,000		586,619
SM Energy Co, 6.5000%, 11/15/21#	420,000		423,150
Williams Cos Inc, 5.7500%, 6/24/44	600,000		634,500
			6,935,142
Finance Companies – 1.1%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	600,000		587,820
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	1,250,000		1,212,500
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	46,000		45,885
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	1,116,000		1,043,460
			2,889,665
Industrial – 1.1%
American Homes 4 Rent LP, 4.2500%, 2/15/28	2,350,000		2,301,238
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	467,000		478,675
			2,779,913
Pharmaceuticals – 1.6%
Impax Laboratories Inc, 2.0000%, 6/15/22	2,200,000		2,178,733
NVA Holdings Inc/United States, 6.8750%, 4/1/26	2,042,000		2,057,315
			4,236,048
Technology – 1.3%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.5000%, 1/15/28	798,000		749,557
First Data Corp, 7.0000%, 12/1/23 (144A)	1,735,000		1,823,919
Iron Mountain UK, 3.8750%, 11/15/25 (144A)	600,000	GBP	797,774
			3,371,250
Transportation – 0.2%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	450,000		461,250
Total Corporate Bonds (cost $131,570,080)			130,312,166
Mortgage-Backed Securities – 6.6%
Fannie Mae Pool:
7.5000%, 7/1/28	152,107		167,830
6.5000%, 12/1/28	65,747		73,365
6.5000%, 5/1/29	82,429		91,980
6.5000%, 9/1/33	77,682		87,386
6.5000%, 3/1/35	57,302		64,296
6.5000%, 12/1/35	79,114		89,018
5.0000%, 6/30/37	1,150,000		1,228,070
5.5000%, 10/1/41	76,600		84,912
3.5000%, 2/1/45	52,454		52,815
3.0000%, 10/1/45	55,260		53,890
3.0000%, 10/1/45	35,758		34,871
3.5000%, 12/1/45	51,328		51,680
3.0000%, 1/1/46	7,319		7,139
3.5000%, 1/1/46	902,789		908,954
4.5000%, 2/1/46	509,066		538,255
3.0000%, 3/1/46	234,907		229,123
3.0000%, 3/1/46	160,285		156,339
3.0000%, 2/1/47	303,272		298,399
4.0000%, 4/30/47	193,000		197,627
4.5000%, 5/31/47	559,000		585,118
3.5000%, 9/1/47	258,814		260,167
4.0000%, 9/1/47	107,187		110,626
4.5000%, 9/1/47	497,700		526,882
4.5000%, 9/1/47	371,981		393,562
4.0000%, 10/1/47	450,874		465,339
4.0000%, 10/1/47	433,391		447,295
4.0000%, 10/1/47	290,434		299,752
3.0000%, 11/1/47	93,298		90,992

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 11/1/47	$423,089	$436,662
4.0000%, 11/1/47	223,876	230,087
3.5000%, 12/1/47	308,372	309,936
3.5000%, 12/1/47	50,700	50,887
4.0000%, 12/1/47	436,603	448,718
3.5000%, 1/1/48	74,743	75,083
4.0000%, 1/1/48	836,676	859,898
4.0000%, 1/1/48	233,514	240,564
3.5000%, 3/1/48	130,216	130,954
4.0000%, 3/1/48	96,000	98,902
		10,477,373
Freddie Mac Gold Pool:
5.0000%, 3/1/42	50,575	54,986
3.5000%, 2/1/44	19,354	19,493
4.0000%, 4/1/45	96,517	99,924
3.5000%, 7/1/46	208,275	209,056
3.5000%, 9/1/47	1,148,365	1,151,211
3.5000%, 9/1/47	654,282	655,963
3.5000%, 9/1/47	506,721	509,493
3.5000%, 11/1/47	246,186	247,074
3.5000%, 12/1/47	179,384	180,451
3.5000%, 1/1/48	321,508	323,848
3.5000%, 2/1/48	68,901	69,103
3.5000%, 2/1/48	66,898	67,165
4.0000%, 3/1/48	61,000	62,863
		3,650,630
Ginnie Mae I Pool:
6.0000%, 1/15/34	138,910	160,279
4.0000%, 7/15/47	358,118	369,493
4.0000%, 8/15/47	72,772	75,088
4.0000%, 11/15/47	1,093,930	1,133,591
4.0000%, 12/15/47	1,095,555	1,135,347
		2,873,798
Total Mortgage-Backed Securities (cost $17,319,165)		17,001,801
Foreign Government Bonds – 0.2%
Argentine Republic Government International Bond, 6.8750%, 1/11/48 (cost $564,653)	570,000	520,125
Common Stocks – 0.8%
Independent Power and Renewable Electricity Producers – 0.2%
NextEra Energy Partners LP#	11,714	468,443
Media – 0.4%
Lions Gate Entertainment Corp	18,580	479,921
Time Warner Inc	6,400	605,312
		1,085,233
Metals & Mining – 0%
Ferroglobe PLC*	9,500	101,935
Pharmaceuticals – 0.2%
Allergan PLC	2,920	491,407
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*¢,§	542	9,403
Total Common Stocks (cost $2,381,824)		2,156,421
Preferred Stocks – 1.2%
Banks – 0.4%
Citigroup Capital XIII, ICE LIBOR USD 3 Month + 6.3700%, 8.1369%	36,600	995,154
Capital Markets – 0.5%
Carlyle Group LP, 5.8750%	59,450	1,430,367
Multi-Utilities – 0.3%
Sempra Energy, 6.0000%	6,630	676,340
Total Preferred Stocks (cost $3,129,514)		3,101,861
Investment Companies – 12.1%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	4,431,794	4,431,794
Money Markets – 10.4%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	26,808,753	26,808,753
Total Investment Companies (cost $31,240,547)		31,240,547
Total Investments (total cost $288,620,562) – 111.2%		286,884,793
Liabilities, net of Cash, Receivables and Other Assets – (11.2)%		(28,891,223)
Net Assets – 100%		$257,993,570

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$248,877,317	86.8%
Cayman Islands	6,642,991	2.3
United Kingdom	6,085,051	2.1
Israel	3,342,521	1.2
Ireland	3,310,755	1.2
Luxembourg	3,142,772	1.1
Belgium	2,801,914	1.0
Italy	2,568,318	0.9
Canada	2,235,745	0.8
Zambia	1,901,675	0.7
France	1,777,143	0.6
Brazil	1,236,293	0.4
Germany	996,313	0.3
Bermuda	925,300	0.3
Argentina	520,125	0.2
Netherlands	418,625	0.1
Spain	101,935	0.0

Total	$286,884,793	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 12.1%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	$11,760∆	$—	$—	$4,431,794
Money Markets – 10.4%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	115,667	—	—	26,808,753

Total Affiliated Investments – 12.1%	$127,427	$—	$—	$31,240,547

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 12.1%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	422,053	17,897,886	(13,888,145)	4,431,794
Money Markets – 10.4%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	10,604,010	191,435,570	(175,230,827)	26,808,753

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	5/16/18	(768,000)	$1,085,783	$6,397
Euro	5/16/18	(863,000)	1,065,788	496

				6,893
Barclays Capital, Inc.:
British Pound	5/16/18	(1,158,000)	1,638,037	10,525
Euro	5/16/18	(1,596,000)	1,972,370	2,260

				12,785
Citibank NA:
British Pound	5/16/18	(1,283,000)	1,814,855	11,662
Euro	5/16/18	(324,000)	400,412	465

				12,127
HSBC Securities (USA), Inc.:
British Pound	5/16/18	(891,000)	1,260,328	8,072
Euro	5/16/18	(39,000)	48,199	57

				8,129
JPMorgan Chase & Co.:
British Pound	5/16/18	(593,000)	838,704	5,271
Euro	5/16/18	(1,931,000)	2,386,127	2,491

				7,762
Total				$47,696

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Ultra 10-Year US Treasury Note	126	6/20/18	$16,362,281	$200,484	$59,203
Ultra Long Term US Treasury Bond	126	6/20/18	20,219,063	668,871	190,468
Total - Futures Purchased				869,355	249,671
Futures Sold:
10-Year US Treasury Note	(111)	6/20/18	(13,446,609)	(163,697)	(26,016)
2-Year US Treasury Note	(116)	6/29/18	(24,662,688)	(18,999)	7,250
5-Year US Treasury Note	(139)	6/29/18	(15,910,070)	(94,477)	(11,945)
US Treasury Long Bond	(79)	6/20/18	(11,583,375)	(257,677)	(74,212)
Total - Futures Sold				(534,850)	(104,923)
Total				$334,505	$144,748

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Credit default swaps, long	$ 9,444
Forward foreign currency exchange contracts, purchased	30,314
Forward foreign currency exchange contracts, sold	6,800,041
Futures contracts, purchased	12,259,491
Futures contracts, sold	21,868,543

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $126,279,770, which represents 48.9% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrued at a future date. See Notes to Schedule of Investments.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of March 31, 2018.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Charles River Laboratories International Inc, 5.5000%, 4/1/26	3/28/18	$1,000,000	$1,016,250	0.4%
Coty Inc, 6.5000%, 4/15/26	3/28/18	2,103,000	2,113,515	0.8
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.6000%, 3.4715%, 11/25/50	11/29/17	2,102,000	2,102,598	0.8
Mural Loft Loan, 8.9500%, 8/1/22	7/13/17	1,945,000	1,945,000	0.8

Mylan Inc, 4.5500%, 4/15/28	3/28/18	2,593,552	2,595,385	1.0
Pisces Midco Inc, 8.0000%, 4/15/26	3/29/18	623,000	623,000	0.2
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	10,390	9,403	0.0
Wyndham Worldwide Corp, 5.3750%, 4/15/26	3/29/18	1,275,000	1,275,000	0.5
Total		$11,651,942	$11,680,151	4.5%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$68,731,609	$-
Bank Loans and Mezzanine Loans	-	33,820,263	-
Corporate Bonds	-	127,782,871	2,529,295
Mortgage-Backed Securities	-	17,001,801	-
United States Treasury Notes/Bonds	-	520,125	-
Common Stocks
Specialty Retail	-	-	9,403
All Other	2,147,018	-	-
Preferred Stocks	-	3,101,861	-
Investment Companies	-	31,240,547	-
Total Investments in Securities	$2,147,018	$282,199,077	$2,538,698
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	47,696	-
Variation Margin Receivable	256,921	-	-
Total Assets	$2,403,939	$282,246,773	$2,538,698
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$112,173	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2018.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital  believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

A Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Select Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – 91.3%
Aerospace & Defense – 1.6%
National Presto Industries Inc	20,000	$1,875,000
Banks – 10.2%
Access National Corp	70,000	1,997,100
Citizens Financial Group Inc	40,000	1,679,200
First Horizon National Corp	80,000	1,506,400
Pinnacle Financial Partners Inc	34,000	2,182,800
Prosperity Bancshares Inc	24,000	1,743,120
US Bancorp	62,000	3,131,000
		12,239,620
Biotechnology – 1.2%
AbbVie Inc	15,000	1,419,750
Capital Markets – 1.3%
Cohen & Steers Inc	40,000	1,626,400
Chemicals – 1.3%
NewMarket Corp	4,000	1,606,720
Commercial Services & Supplies – 2.8%
UniFirst Corp/MA	7,177	1,160,162
Waste Connections Inc	30,000	2,152,200
		3,312,362
Consumer Finance – 1.1%
Discover Financial Services	18,000	1,294,740
Diversified Financial Services – 5.0%
Berkshire Hathaway Inc*	30,000	5,984,400
Electrical Equipment – 3.2%
Generac Holdings Inc*	42,000	1,928,220
Thermon Group Holdings Inc*	85,000	1,904,850
		3,833,070
Energy Equipment & Services – 2.5%
Keane Group Inc*	85,000	1,258,000
Mammoth Energy Services Inc*	56,315	1,805,459
		3,063,459
Equity Real Estate Investment Trusts (REITs) – 12.5%
Equity Commonwealth*	90,000	2,760,300
Equity LifeStyle Properties Inc	46,000	4,037,420
Equity Residential	22,000	1,355,640
Lamar Advertising Co	34,000	2,164,440
National Storage Affiliates Trust	40,000	1,003,200
Sun Communities Inc	18,000	1,644,660
Weyerhaeuser Co	60,000	2,100,000
		15,065,660
Food & Staples Retailing – 4.4%
Casey's General Stores Inc	48,000	5,268,960
Food Products – 1.6%
Cal-Maine Foods Inc*	45,000	1,966,500
Health Care Equipment & Supplies – 1.3%
Stryker Corp	10,000	1,609,200
Health Care Providers & Services – 4.3%
Laboratory Corp of America Holdings*	32,000	5,176,000
Health Care Technology – 0.9%
Omnicell Inc*	26,000	1,128,400
Hotels, Restaurants & Leisure – 3.4%
Cedar Fair LP	64,000	4,088,320
Independent Power and Renewable Electricity Producers – 0.6%
NextEra Energy Partners LP	19,580	783,004
Insurance – 2.3%
RenaissanceRe Holdings Ltd	20,000	2,770,200
Internet Software & Services – 3.0%
Alphabet Inc - Class A*	3,443	3,570,873
Machinery – 0.9%
Trinity Industries Inc	34,000	1,109,420
Metals & Mining – 0.8%
Compass Minerals International Inc	16,000	964,800
Oil, Gas & Consumable Fuels – 4.6%
Cimarex Energy Co	16,000	1,496,000
Occidental Petroleum Corp	50,000	3,248,000
Plains GP Holdings LP*	35,000	761,250
		5,505,250

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – 9.7%
Johnson & Johnson	38,000	$4,869,700
Merck & Co Inc	30,000	1,634,100
Pfizer Inc	145,000	5,146,050
		11,649,850
Road & Rail – 2.5%
AMERCO	4,000	1,380,400
Union Pacific Corp	12,000	1,613,160
		2,993,560
Software – 6.4%
Check Point Software Technologies Ltd*	32,000	3,178,880
Oracle Corp	52,000	2,379,000
Synopsys Inc*	26,000	2,164,240
		7,722,120
Specialty Retail – 1.0%
Vertu Motors PLC	2,000,000	1,223,890
Thrifts & Mortgage Finance – 0.9%
OceanFirst Financial Corp	40,000	1,070,000
Total Common Stocks (cost $92,568,389)		109,921,528
Repurchase Agreements – 8.1%
Undivided interest of 10.6% in a joint repurchase agreement (principal amount $91,300,000 with a maturity value of $91,312,934) with ING Financial Markets LLC, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $9,701,374 collateralized by $91,511,762 in U.S. Treasuries 0% - 6.0000%, 4/12/18 - 2/15/46 with a value of $93,143,677 (cost $9,700,000)	$9,700,000	9,700,000
Total Investments (total cost $102,268,389) – 99.4%		119,621,528
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		769,460
Net Assets – 100%		$120,390,988

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$115,218,758	96.3%
Israel	3,178,880	2.7
United Kingdom	1,223,890	1.0

Total	$119,621,528	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Specialty Retail	$-	$1,223,890	$-

All Other	108,697,638	-	-
Repurchase Agreements	-	9,700,000	-
Total Assets	$108,697,638	$10,923,890	$-

Organization and Significant Accounting Policies

Janus Henderson Select Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 11.9%
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	$2,084,795	$2,083,660
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,528,000	8,506,296
Capital One Multi-Asset Execution Trust, 1.9900%, 7/17/23	19,593,000	19,248,545
Citibank Credit Card Issuance Trust, 1.8000%, 9/20/21	20,882,000	20,632,059
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	576,069	573,401
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	1,054,330	1,047,398
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	949,949	943,152
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	835,353	827,734
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	630,690	627,862
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	742,490	737,531
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	1,746,567	1,727,742
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	593,583	591,735
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	1,271,498	1,259,384
Conn Funding II LP, 2.7300%, 7/15/19 (144A)	125,700	125,693
Conn Funding II LP, 2.7300%, 7/15/20 (144A)	2,132,987	2,129,487
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	827,540	820,964
DBJPM 16-C3 Mortgage Trust, 1.5020%, 9/10/49	2,644,871	2,587,949
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	10,771,870	10,544,907
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 2.2000%, 4.0715%, 2/25/24	5,691,356	5,859,523
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.8500%, 3.7215%, 10/25/27	1,736,000	1,772,006
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	9,812,000	9,657,913
Golden Credit Card Trust, 2.6200%, 1/15/23 (144A)	8,779,000	8,723,867
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	719,945	714,886
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	1,483,009	1,471,906
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	949,931	941,442
Jimmy Johns Funding LLC, 3.6100%, 7/30/47 (144A)	6,784,905	6,777,306
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	735,097	731,293
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,061,737	1,050,356
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	622,573	619,548
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	1,226,746	1,217,399
Marlette Funding Trust 2017-3, 2.3600%, 12/15/24 (144A)	4,983,204	4,964,431
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	3,124,638	3,079,165
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	1,862,741	1,859,618
OSCAR US Funding Trust V, 2.3100%, 11/15/19 (144A)	448,551	447,699
OSCAR US Funding Trust VII LLC, 2.4500%, 12/10/21 (144A)	6,272,000	6,164,899
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	6,272,000	6,183,615
Prosper Marketplace Issuance Trust Series 2017-1, 2.3600%, 11/15/23 (144A)	4,296,969	4,279,258
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	2,579,833	2,579,107
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,933,000	7,940,233
Silverstone Master Issuer PLC, 0.3900%, 1/21/70‡	4,052,000	4,052,105
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.6025%, 7/24/18 (144A)§	5,333,000	5,333,488
Verizon Owner Trust 2016-1, 2.4500%, 9/20/21 (144A)	4,136,000	4,092,269
Verizon Owner Trust 2016-2, 2.1500%, 5/20/21 (144A)	6,809,000	6,713,897
Verizon Owner Trust 2017-2, 2.2200%, 12/20/21 (144A)	10,326,000	10,158,380
Verizon Owner Trust 2017-3, 2.0600%, 4/20/22 (144A)	5,709,000	5,628,901
Verizon Owner Trust 2017-3, 2.3800%, 4/20/22 (144A)	1,891,000	1,859,875
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	874,121	866,182
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	65,692	65,614
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,074,238	1,064,098
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	1,534,956	1,517,036
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	2,140,995	2,117,619
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 9/15/48	1,139,382	1,130,439
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	480,802	478,351
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $199,128,706)		197,129,223
Bank Loans and Mezzanine Loans – 5.2%
Capital Goods – 0.6%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.6269%, 2/5/23	10,240,301	10,287,816
Communications – 2.0%
Charter Communications Operating LLC,
ICE LIBOR USD 3 Month + 2.0000%, 3.8800%, 4/30/25	28,391,843	28,486,387
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.1269%, 1/19/24	3,862,227	3,879,337
		32,365,724
Consumer Cyclical – 1.8%
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 3.2500%, 4.9786%, 10/4/23	6,029,736	6,081,773

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 2.0000%, 3.8715%, 10/25/23	$23,559,010	$23,672,329
		29,754,102
Consumer Non-Cyclical – 0.3%
HCA Inc, ICE LIBOR USD 3 Month + 2.0000%, 0%, 3/13/25(a)	5,226,800	5,265,165
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 6/30/23(a)	209,908	210,147
Energy – 0.1%
Chief Exploration & Development LLC,
ICE LIBOR USD 3 Month + 6.5000%, 8.4161%, 5/16/21	1,128,000	1,116,720
Technology – 0.2%
CommScope Inc, ICE LIBOR USD 3 Month + 2.5000%, 3.8769%, 12/29/22	3,803,112	3,819,770
Transportation – 0.2%
Hanjin International Corp,
ICE LIBOR USD 3 Month + 2.5000%, 4.2341%, 10/19/20	3,486,000	3,496,911
Total Bank Loans and Mezzanine Loans (cost $86,035,457)		86,316,355
Corporate Bonds – 62.6%
Banking – 22.9%
Ally Financial Inc, 3.2500%, 11/5/18	7,601,000	7,610,501
Ally Financial Inc, 3.5000%, 1/27/19	5,788,000	5,795,235
Bank of America Corp, 2.1510%, 11/9/20	10,958,000	10,740,295
Bank of America Corp, ICE LIBOR USD 3 Month + 0.6600%, 2.3690%, 7/21/21	18,572,000	18,222,061
Bank of America Corp, 2.5030%, 10/21/22	15,476,000	14,863,689
Capital One Financial Corp, 2.4000%, 10/30/20	5,660,000	5,547,134
Citibank NA, 1.8500%, 9/18/19	20,726,000	20,444,169
Citigroup Inc, 2.4500%, 1/10/20	24,976,000	24,741,349
Citizens Bank NA/Providence RI, 2.3000%, 12/3/18	16,550,000	16,492,879
Citizens Bank NA/Providence RI, 2.5000%, 3/14/19	13,707,000	13,663,990
Citizens Bank NA/Providence RI, 2.2500%, 3/2/20	5,234,000	5,143,748
Discover Bank, 2.6000%, 11/13/18	8,197,000	8,194,366
Discover Bank, 3.3500%, 2/6/23	14,626,000	14,388,957
Fifth Third Bank/Cincinnati OH, 2.3000%, 3/15/19	10,280,000	10,236,656
First Republic Bank/CA, 2.3750%, 6/17/19	1,100,000	1,092,586
Goldman Sachs Group Inc, 2.7500%, 9/15/20	10,414,000	10,306,556
Goldman Sachs Group Inc, 2.3500%, 11/15/21	21,379,000	20,609,976
Goldman Sachs Group Inc, 3.0000%, 4/26/22	7,099,000	6,968,664
Intesa Sanpaolo SpA, 3.3750%, 1/12/23 (144A)	4,086,000	3,987,570
JPMorgan Chase & Co, 2.2950%, 8/15/21	20,815,000	20,234,103
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8000%, 2.6334%, 2/14/20	13,064,000	13,103,631
National Australia Bank Ltd/New York, 2.2500%, 1/10/20	5,987,000	5,931,356
National Australia Bank Ltd/New York, 2.1250%, 5/22/20	10,671,000	10,459,348
PNC Bank NA, 2.0000%, 5/19/20	15,694,000	15,388,686
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	11,559,000	11,599,960
Synchrony Financial, 2.6000%, 1/15/19	8,103,000	8,084,625
Synchrony Financial, 3.0000%, 8/15/19	6,131,000	6,112,026
Toronto-Dominion Bank, 2.5500%, 1/25/21	13,833,000	13,661,963
UBS AG/London, 2.4500%, 12/1/20 (144A)	6,085,000	5,974,545
Wells Fargo & Co, 2.5000%, 3/4/21	28,719,000	28,192,314
Wells Fargo Bank NA, 2.6000%, 1/15/21	22,220,000	21,906,318
		379,699,256
Basic Industry – 6.1%
Air Liquide Finance SA, 1.3750%, 9/27/19 (144A)	12,109,000	11,868,818
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	3,484,000	3,534,204
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	211,000	210,325
ArcelorMittal, 5.1250%, 6/1/20	6,019,000	6,199,570
ArcelorMittal, 5.7500%, 3/1/21	1,173,000	1,236,049
CF Industries Inc, 7.1250%, 5/1/20	17,314,000	18,482,695
CF Industries Inc, 3.4000%, 12/1/21 (144A)	1,054,000	1,040,466
Ecolab Inc, 2.0000%, 1/14/19	8,843,000	8,789,811
Freeport-McMoRan Inc, 3.1000%, 3/15/20	16,581,000	16,395,293
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	1,194,000	1,243,909
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	282,000	292,575
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	732,000	743,895
Sherwin-Williams Co, 2.2500%, 5/15/20	5,876,000	5,777,765
Steel Dynamics Inc, 5.1250%, 10/1/21	10,128,000	10,292,074
Teck Resources Ltd, 4.5000%, 1/15/21	11,849,000	11,923,056
Teck Resources Ltd, 4.7500%, 1/15/22	2,746,000	2,780,325
		100,810,830
Brokerage – 0.6%
E*TRADE Financial Corp, 2.9500%, 8/24/22	10,015,000	9,746,121
Capital Goods – 7.4%
Arconic Inc, 6.1500%, 8/15/20	10,689,000	11,196,727
Arconic Inc, 5.4000%, 4/15/21	8,703,000	8,974,969

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	$1,567,000	$1,559,165
Ball Corp, 4.3750%, 12/15/20	21,890,000	22,245,712
Bemis Co Inc, 6.8000%, 8/1/19	2,059,000	2,159,915
CNH Industrial Capital LLC, 3.6250%, 4/15/18	5,390,000	5,391,347
CNH Industrial Capital LLC, 4.3750%, 4/5/22	4,425,000	4,480,312
Harris Corp, 1.9990%, 4/27/18	10,558,000	10,555,424
HD Supply Inc, 5.7500%, 4/15/24 (144A)	3,965,000	4,176,929
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	8,953,000	9,431,627
Northrop Grumman Corp, 2.0800%, 10/15/20	11,510,000	11,261,472
Rockwell Collins Inc, 1.9500%, 7/15/19	3,024,000	2,990,894
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	11,416,000	12,100,960
Vulcan Materials Co, ICE LIBOR USD 3 Month + 0.6500%, 2.5898%, 3/1/21	16,328,000	16,332,791
		122,858,244
Communications – 2.1%
American Tower Corp, 3.4000%, 2/15/19	13,102,000	13,148,068
Charter Communications Operating LLC / Charter Communications Operating
Capital, 3.5790%, 7/23/20	7,994,000	8,015,483
Lamar Media Corp, 5.0000%, 5/1/23	138,000	139,166
Level 3 Financing Inc, 5.3750%, 8/15/22	2,080,000	2,080,000
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	266,000	255,360
TEGNA Inc, 5.1250%, 10/15/19	2,050,000	2,065,375
T-Mobile USA Inc, 6.0000%, 3/1/23	7,979,000	8,298,160
Zayo Group LLC / Zayo Capital Inc, 6.0000%, 4/1/23	1,428,000	1,467,270
		35,468,882
Consumer Cyclical – 5.9%
Amazon.com Inc, 2.4000%, 2/22/23 (144A)	4,621,000	4,460,921
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,320,000	1,330,019
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	8,207,000	8,209,852
General Motors Co, 3.5000%, 10/2/18	24,418,000	24,453,041
General Motors Financial Co Inc, 3.1000%, 1/15/19	517,000	517,533
General Motors Financial Co Inc, 2.6500%, 4/13/20	6,407,000	6,328,664
GLP Capital LP / GLP Financing II Inc, 4.3750%, 11/1/18	8,698,000	8,714,352
GLP Capital LP / GLP Financing II Inc, 4.8750%, 11/1/20	2,042,000	2,079,062
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	14,852,000	15,408,950
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	1,244,000	1,275,100
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	747,000	771,278
Lennar Corp, 4.1250%, 12/1/18	953,000	956,574
Lennar Corp, 4.7500%, 4/1/21	4,391,000	4,467,842
M/I Homes Inc, 6.7500%, 1/15/21	4,094,000	4,211,702
Meritage Homes Corp, 7.1500%, 4/15/20	9,592,000	10,119,560
MGM Resorts International, 5.2500%, 3/31/20	1,750,000	1,793,942
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	2,058,000	2,083,725
Schaeffler Finance BV, 4.7500%, 5/15/23 (144A)	510,000	512,550
Toll Brothers Finance Corp, 4.0000%, 12/31/18	1,069,000	1,075,628
		98,770,295
Consumer Non-Cyclical – 7.0%
Becton Dickinson and Co, 2.1330%, 6/6/19	5,255,000	5,195,144
Becton Dickinson and Co, 2.4040%, 6/5/20	6,255,000	6,135,205
Cardinal Health Inc, 1.9480%, 6/14/19	5,719,000	5,656,571
Constellation Brands Inc, 3.8750%, 11/15/19	6,511,000	6,598,189
Constellation Brands Inc, 3.7500%, 5/1/21	5,159,000	5,245,754
Constellation Brands Inc, 2.7000%, 5/9/22	2,918,000	2,829,882
HCA Inc, 3.7500%, 3/15/19	22,680,000	22,766,184
HCA Inc, 4.2500%, 10/15/19	1,904,000	1,918,280
Molson Coors Brewing Co, 1.9000%, 3/15/19	9,780,000	9,684,280
Molson Coors Brewing Co, 2.2500%, 3/15/20	9,780,000	9,637,901
Newell Brands Inc, 2.6000%, 3/29/19	1,231,000	1,225,353
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,787,000	11,591,463
Tenet Healthcare Corp, 4.7500%, 6/1/20	1,054,000	1,061,905
Teva Pharmaceutical Finance Co BV, 3.6500%, 11/10/21	5,937,000	5,586,788
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	2,973,000	2,874,606
Teva Pharmaceutical Finance Netherlands III BV, 2.2000%, 7/21/21	9,460,000	8,517,090
Zimmer Biomet Holdings Inc, 2.7000%, 4/1/20	10,148,000	10,036,661
		116,561,256
Electric – 0.5%
Dominion Energy Inc, 1.6000%, 8/15/19	6,271,000	6,162,568
Dynegy Inc, 7.3750%, 11/1/22	476,000	501,585
NRG Energy Inc, 6.2500%, 7/15/22	952,000	980,274
		7,644,427
Energy – 3.5%
Antero Resources Corp, 5.3750%, 11/1/21	1,023,000	1,040,902
Cenovus Energy Inc, 5.7000%, 10/15/19	177,000	183,071

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Enterprise Products Operating LLC, 6.6500%, 4/15/18	$2,970,000	$2,973,344
Enterprise Products Operating LLC, 2.8500%, 4/15/21	8,736,000	8,632,764
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	5,389,000	5,372,906
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,631,000	25,565,590
NuStar Logistics LP, 4.8000%, 9/1/20	3,126,000	3,129,907
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,713,000	9,722,683
Western Gas Partners LP, 5.3750%, 6/1/21	1,289,000	1,344,591
		57,965,758
Insurance – 0.4%
Centene Corp, 5.6250%, 2/15/21	5,874,000	6,035,535
Natural Gas – 1.0%
Kinder Morgan Inc/DE, ICE LIBOR USD 3 Month + 1.2800%, 3.0002%, 1/15/23	9,489,000	9,669,621
Sempra Energy, ICE LIBOR USD 3 Month + 0.2500%, 1.9591%, 7/15/19	5,960,000	5,960,215
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.2091%, 1/15/21	1,674,000	1,674,749
		17,304,585
Real Estate Investment Trusts (REITs) – 0%
FelCor Lodging LP, 6.0000%, 6/1/25	256,000	263,680
Technology – 5.0%
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.3750%, 1/15/20	8,235,000	8,119,253
EMC Corp, 2.6500%, 6/1/20	6,378,000	6,163,302
Fidelity National Information Services Inc, 2.8500%, 10/15/18	12,653,000	12,658,754
First Data Corp, 7.0000%, 12/1/23 (144A)	15,418,000	16,208,172
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	6,037,000	6,067,185
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	456,000	464,117
Seagate HDD Cayman, 3.7500%, 11/15/18	3,519,000	3,539,630
Total System Services Inc, 2.3750%, 6/1/18	11,939,000	11,928,241
Total System Services Inc, 3.8000%, 4/1/21	3,961,000	4,001,604
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	14,455,000	14,455,000
		83,605,258
Transportation – 0.2%
United Continental Holdings Inc, 6.0000%, 12/1/20	1,876,000	1,969,800
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	747,000	765,675
		2,735,475
Total Corporate Bonds (cost $1,052,191,002)		1,039,469,602
United States Treasury Notes/Bonds – 17.1%
1.5000%, 10/31/19	32,278,700	31,897,818
1.7500%, 11/30/19	58,351,000	57,833,536
1.8750%, 12/31/19	13,855,000	13,761,291
1.3750%, 2/15/20	19,409,000	19,083,246
2.2500%, 2/29/20	22,975,000	22,961,662
1.5000%, 4/15/20	55,875,000	54,973,035
1.5000%, 5/15/20	11,366,000	11,173,148
1.5000%, 6/15/20	30,024,000	29,490,975
2.0000%, 1/15/21	32,433,000	32,095,623
2.1250%, 12/31/22	8,066,000	7,907,769
2.3750%, 1/31/23	3,270,000	3,242,062
Total United States Treasury Notes/Bonds (cost $287,194,357)		284,420,165
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $13,919,178)	13,919,178	13,919,178
U.S. Government Agency Notes – 1.6%
United States Treasury Bill:
0%, 5/17/18◊ (cost $26,448,348)	$26,502,000	26,447,616
Total Investments (total cost $1,664,917,048) – 99.2%		1,647,702,139
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		13,132,346
Net Assets – 100%		$1,660,834,485

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,483,036,850	90.0%
Canada	47,222,770	2.9
United Kingdom	20,726,613	1.3
Israel	16,978,484	1.0
Australia	16,390,704	1.0
Taiwan	14,455,000	0.9
Japan	12,348,514	0.8
France	11,868,818	0.7
Luxembourg	7,435,619	0.5
Switzerland	7,218,454	0.4
Italy	3,987,570	0.2
South Korea	3,496,911	0.2
Ireland	1,559,165	0.1
Germany	512,550	0.0
Netherlands	464,117	0.0

Total	$1,647,702,139	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	$179,213	$—	$—	$13,919,178

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	61,906,740	775,379,346	(823,366,908)	13,919,178

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
5-Year US Treasury Note	(1,460)	6/29/18	$(167,112,969)	$(888,297)	$(125,469)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Futures contracts, sold	$71,273,945

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $214,538,524, which represents 12.9% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrued at a future date. See Schedule of Investments.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of March 31, 2018.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.6025%, 7/24/18	8/11/17	$5,333,000	$5,333,488	0.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$197,129,223	$-
Bank Loans and Mezzanine Loans	-	86,316,355	-
Corporate Bonds	-	1,039,469,602	-
United States Treasury Notes/Bonds	-	284,420,165	-
Investment Companies	-	13,919,178	-
U.S. Government Agency Notes	-	26,447,616	-

Total Assets	$-	$1,647,702,139	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$125,469	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Common Stocks – 95.1%
Aerospace & Defense – 2.0%
BWX Technologies Inc	386,230	$24,537,192
National Presto Industries Inc	331,510	31,079,062
		55,616,254
Auto Components – 1.9%
Delphi Technologies PLC	698,680	33,292,102
Dorman Products Inc*	295,493	19,564,592
		52,856,694
Banks – 18.9%
1st Source Corp	512,933	25,964,668
Access National Corp	651,404	18,584,556
BancFirst Corp	538,049	28,570,402
Bank of Hawaii Corp	168,410	13,994,871
Banner Corp	425,827	23,629,140
Cadence BanCorp	1,400,697	38,140,979
Carolina Financial Corp	800,788	31,454,953
Columbia Banking System Inc	742,912	31,165,158
First Hawaiian Inc	979,783	27,267,361
Hancock Holding Co	802,723	41,500,779
HomeTrust Bancshares Inc*	843,766	21,980,104
Independent Bank Corp/Rockland MA	400,348	28,644,899
MB Financial Inc	368,259	14,907,124
Pacific Premier Bancorp Inc*	787,115	31,642,023
Pinnacle Financial Partners Inc	806,546	51,780,253
Prosperity Bancshares Inc	1,015,774	73,775,666
Union Bankshares Corp	1,003,205	36,827,656
		539,830,592
Building Products – 0.8%
Simpson Manufacturing Co Inc	420,892	24,239,170
Capital Markets – 1.5%
Cohen & Steers Inc	1,082,113	43,998,715
Chemicals – 3.4%
NewMarket Corp	76,425	30,698,394
Valvoline Inc	1,772,121	39,217,038
Westlake Chemical Partners LP	1,255,068	28,050,770
		97,966,202
Commercial Services & Supplies – 4.3%
Boyd Group Income Fund	368,654	29,813,984
UniFirst Corp/MA	565,452	91,405,316
		121,219,300
Construction & Engineering – 1.3%
Valmont Industries Inc	257,790	37,714,677
Construction Materials – 1.4%
United States Lime & Minerals Inc	98,689	7,222,061
US Concrete Inc*	524,255	31,665,002
		38,887,063
Containers & Packaging – 3.0%
Graphic Packaging Holding Co	2,586,225	39,698,554
Sonoco Products Co	953,098	46,225,253
		85,923,807
Electrical Equipment – 4.6%
Encore Wire Corp£	1,096,400	62,165,880
Generac Holdings Inc*	594,563	27,296,387
Thermon Group Holdings Inc*,£	1,902,885	42,643,653
		132,105,920
Electronic Equipment, Instruments & Components – 3.6%
Avnet Inc	528,639	22,075,965
Celestica Inc*	1,929,374	19,969,021
Tech Data Corp*	410,808	34,972,085
Vishay Intertechnology Inc	1,329,433	24,727,454
		101,744,525
Energy Equipment & Services – 2.5%
Keane Group Inc*	2,588,370	38,307,876
Mammoth Energy Services Inc*,£	1,061,925	34,045,315
		72,353,191
Equity Real Estate Investment Trusts (REITs) – 4.1%
Equity Commonwealth*	2,056,754	63,080,645
Sun Communities Inc	576,622	52,685,952
		115,766,597

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – 2.7%
Casey's General Stores Inc	415,769	$45,638,963
Ingles Markets Inc	602,914	20,408,639
SpartanNash Co	626,770	10,786,712
		76,834,314
Food Products – 8.1%
Cal-Maine Foods Inc*	1,987,657	86,860,611
Hostess Brands Inc*	2,488,712	36,808,050
John B Sanfilippo & Son Inc	272,278	15,756,728
Nomad Foods Ltd*	3,951,734	62,200,293
Seaboard Corp	7,190	30,665,350
		232,291,032
Health Care Technology – 0.4%
Omnicell Inc*	256,523	11,133,098
Hotels, Restaurants & Leisure – 3.4%
Cedar Fair LP	1,177,832	75,239,908
Del Frisco's Restaurant Group Inc*,£	1,387,246	21,155,502
		96,395,410
Information Technology Services – 0.4%
Euronet Worldwide Inc*	139,793	11,032,464
Insurance – 7.3%
Argo Group International Holdings Ltd	818,840	47,001,416
First American Financial Corp	694,278	40,740,233
Hanover Insurance Group Inc	619,393	73,020,241
RenaissanceRe Holdings Ltd	334,441	46,323,423
		207,085,313
Leisure Products – 0.8%
Acushnet Holdings Corp	1,046,852	24,171,813
Life Sciences Tools & Services – 0.7%
Cambrex Corp*	382,240	19,991,152
Machinery – 4.5%
ESCO Technologies Inc	488,186	28,583,290
Lincoln Electric Holdings Inc	379,931	34,174,793
RBC Bearings Inc*	161,237	20,025,635
Trinity Industries Inc	1,438,130	46,926,182
		129,709,900
Metals & Mining – 2.3%
Commercial Metals Co	1,792,815	36,680,995
Compass Minerals International Inc	469,673	28,321,282
		65,002,277
Multi-Utilities – 4.2%
Black Hills Corp	1,217,114	66,089,290
NorthWestern Corp	983,157	52,893,847
		118,983,137
Oil, Gas & Consumable Fuels – 2.0%
Gulfport Energy Corp*	3,434,526	33,143,176
Newfield Exploration Co*	928,197	22,666,571
		55,809,747
Paper & Forest Products – 0.5%
Boise Cascade Co	372,587	14,381,858
Road & Rail – 0.5%
Heartland Express Inc	831,168	14,952,712
Software – 0.9%
MicroStrategy Inc*	13,338	1,720,469
Nice Ltd (ADR)*	269,480	25,312,256
		27,032,725
Textiles, Apparel & Luxury Goods – 0.6%
Movado Group Inc	462,448	17,758,003
Thrifts & Mortgage Finance – 1.8%
Beneficial Bancorp Inc	1,873,703	29,136,082
Washington Federal Inc	625,537	21,643,580
		50,779,662
Trading Companies & Distributors – 0.7%
GATX Corp	294,037	20,138,594
Total Common Stocks (cost $2,352,446,933)		2,713,705,918
Repurchase Agreements – 4.7%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,014,167) with ING Financial Markets LLC, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $50,007,083 collateralized by $104,228,900 in U.S. Treasuries 0% - 6.2500%, 4/5/18 - 11/15/47 with a value of $102,040,542	$50,000,000	50,000,000

Shares or Principal Amounts		Value
Repurchase Agreements – (continued)
Undivided interest of 14.2% in a joint repurchase agreement (principal amount $91,300,000 with a maturity value of $91,312,934) with ING Financial Markets LLC, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $13,001,842 collateralized by $91,511,762 in U.S. Treasuries 0% - 6.0000%, 4/12/18 - 2/15/46 with a value of $93,143,677	$13,000,000	$13,000,000
Undivided interest of 28.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,035,417) with Royal Bank of Canada, NY Branch, 1.7000%, dated 3/30/18, maturing 4/2/18 to be repurchased at $70,009,917 collateralized by $214,071,452 in U.S. Treasuries 1.2500% - 7.6250%, 12/15/18 - 5/15/47 with a value of $255,048,192	70,000,000	70,000,000
Total Repurchase Agreements (cost $133,000,000)		133,000,000
Total Investments (total cost $2,485,446,933) – 99.8%		2,846,705,918
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		5,556,566
Net Assets – 100%		$2,852,262,484

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,709,410,364	95.2%
United Kingdom	62,200,293	2.2
Canada	49,783,005	1.7
Israel	25,312,256	0.9

Total	$2,846,705,918	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ (Depreciation)(1)	Value at 3/31/18
Common Stocks – 5.6%
Electrical Equipment – 3.7%
Encore Wire Corp	$59,037	$—	$14,715,093	$62,165,880
Thermon Group Holdings Inc*	—	(32,222)	6,529,103	42,643,653
Total Electrical Equipment	$59,037	$(32,222)	$21,244,196	$104,809,533
Energy Equipment & Services – 1.2%
Mammoth Energy Services Inc*,(2)	—	10,746,291	12,588,100	N/A
Hotels, Restaurants & Leisure – 0.7%
Del Frisco's Restaurant Group Inc*	—	260,880	(6,204,834)	21,155,502

Total Affiliated Investments – 5.6%	$59,037	$10,974,949	$27,627,462	$125,965,035

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

(2)Company was no longer an affiliate as of March 31, 2018.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Common Stocks – 5.6%
Electrical Equipment – 3.7%
Encore Wire Corp	911,129	185,271	—	1,096,400
Thermon Group Holdings Inc*	1,901,348	78,928	(77,391)	1,902,885
Energy Equipment & Services – 1.2%
Mammoth Energy Services Inc*	1,864,346	508,266	(1,310,687)	1,061,925
Hotels, Restaurants & Leisure – 0.7%
Del Frisco's Restaurant Group Inc*	814,091	823,413	(250,258)	1,387,246

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,713,705,918	$-	$-
Repurchase Agreements	-	133,000,000	-
Total Assets	$2,713,705,918	$133,000,000	$-

Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0.1%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40 (cost $513,308)	340,973	GBP	$552,957
Bank Loans and Mezzanine Loans – 5.7%
Capital Goods – 0.1%
CROWN Americas LLC, ICE LIBOR USD 3 Month + 2.0000%, 0%, 1/29/25(a)	$500,000		504,295
Communications – 0.9%
eircom Holdings Ireland Ltd,
Euro Interbank Offered Rate + 3.2500%, 3.2500%, 4/19/24	2,744,936	EUR	3,370,543
McAfee LLC, 4.2500%, 9/30/24‡	995,000	EUR	1,235,631
McAfee LLC, ICE LIBOR USD 3 Month + 4.5000%, 6.3769%, 9/30/24	2,189,000		2,209,971
			6,816,145
Consumer Cyclical – 1.5%
Delta 2 Lux Sarl, ICE LIBOR USD 3 Month + 3.0000%, 4.3769%, 2/1/24	4,733,844		4,722,009
Verisure Holding AB, Euro Interbank Offered Rate + 3.0000%, 0%, 10/21/22(a)	5,188,258	EUR	6,318,643
			11,040,652
Consumer Non-Cyclical – 0.8%
Auris Luxembourg III Sarl,
ICE LIBOR USD 3 Month + 3.0000%, 5.3020%, 1/17/22	970,069		975,220
Ceva Sante Animale SA,
Euro Interbank Offered Rate + 3.0000%, 3.0000%, 6/30/21	2,640,160	EUR	3,246,175
Froneri International PLC, ICE LIBOR GBP + 3.2500%, 3.7613%, 1/31/25	1,450,000	GBP	2,035,748
			6,257,143
Industrial – 0.9%
Fugue Finance BV, Euro Interbank Offered Rate + 3.2500%, 3.2500%, 8/12/22	5,265,417	EUR	6,453,101
Technology – 1.5%
Evergood 4 ApS, Euro Interbank Offered Rate + 3.2500%, 3.2500%, 2/6/25	5,180,000	EUR	6,352,241
SS&C Technologies Holdings Europe Sarl,
ICE LIBOR USD 3 Month + 2.5000%, , 0%, 2/28/25(a)	1,157,258		1,162,442
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.5000%, 0%, 2/28/25(a)	3,244,047		3,258,580
			10,773,263
Total Bank Loans and Mezzanine Loans (cost $40,970,728)			41,844,599
Corporate Bonds – 57.4%
Banking – 12.9%
Bank of America Corp, 3.3000%, 8/5/21	5,870,000	AUD	4,543,950
Bank of America Corp, 3.4070%, 9/20/25‡	2,500,000	CAD	1,950,784
Bank of Ireland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.7000%, 3.1250%, 9/19/27	1,400,000	GBP	1,919,736
Bank of Ireland Group PLC,
US Treasury Yield Curve Rate + 2.5000%, 4.1250%, 9/19/27	3,000,000		2,913,150
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	4,600,000		5,187,420
Citigroup Inc, 3.7500%, 5/4/21	6,991,000	AUD	5,478,056
Cooperatieve Rabobank UA, ICE LIBOR GBP 6 Month + 2.8250%, 6.9100%µ	1,250,000	GBP	2,563,617
Cooperatieve Rabobank UA/Australia, 4.2500%, 5/12/26	3,000,000	AUD	2,388,463
Credit Suisse AG/Sydney, 3.5000%, 4/29/20	4,830,000	AUD	3,767,574
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	4,116,856
HBOS Sterling Finance Jersey LP,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.4000%, 7.8810%µ	1,909,000	GBP	3,891,617
HSBC Bank Capital Funding Sterling 1 LP,
ICE LIBOR GBP 6 Month + 1.7600%, 5.8440%µ	3,575,000	GBP	6,301,841
JPMorgan Chase & Co, 4.5000%, 1/30/26	1,100,000	AUD	893,387
Lloyds Banking Group PLC, 4.6500%, 3/24/26	940,000		942,889
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570%µ	5,486,000		6,120,319
Morgan Stanley, 3.1250%, 8/5/21	2,000,000	CAD	1,567,893
Morgan Stanley, 5.0000%, 9/30/21	5,000,000	AUD	4,084,865
Nationwide Building Society, 4.0000%, 9/14/26	6,400,000		6,162,820
RBS Capital Trust II, ICE LIBOR USD 3 Month + 1.9425%, 6.4250%µ	2,686,000		3,179,552
Royal Bank of Scotland Group PLC, 6.1250%, 12/15/22	4,700,000		4,986,197
Royal Bank of Scotland Group PLC, ICE LIBOR USD 3 Month + 2.5000%, 7.6480%µ	3,430,000		4,287,500
TP ICAP PLC, 5.2500%, 1/26/24	2,100,000	GBP	3,070,470
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5698%µ	10,121,000		10,083,552
Wells Fargo & Co, 3.0000%, 1/22/21	3,500,000		3,481,937
			93,884,445
Capital Goods – 1.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	223,000		227,460
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 6.0000%, 2/15/25	860,000		864,300
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 4.7500%, 7/15/27	1,000,000	GBP	1,364,083
Berry Global Inc, 6.0000%, 10/15/22	3,154,000		3,256,505
Berry Global Inc, 5.1250%, 7/15/23	1,804,000		1,824,349

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Sealed Air Corp, 5.1250%, 12/1/24	$378,000		$384,577
Silgan Holdings Inc, 4.7500%, 3/15/25	1,231,000		1,194,070
			9,115,344
Communications – 11.7%
AT&T Inc, 2.4500%, 6/30/20	3,500,000		3,459,370
AT&T Inc, 4.3750%, 9/14/29	1,649,000	GBP	2,581,944
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/23	1,300,000		1,301,625
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27	418,000		418,000
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	2,080,000		2,124,462
Crown Castle International Corp, 3.2000%, 9/1/24	676,000		647,859
Crown Castle International Corp, 3.6500%, 9/1/27	2,810,000		2,675,611
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		1,912,561
Daily Mail & General Trust PLC, 5.7500%, 12/7/18	788,000	GBP	1,135,520
Deutsche Telekom International Finance BV, 2.2250%, 1/17/20	2,820,000		2,781,752
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	5,600,000	EUR	6,888,094
Lions Gate Entertainment Corp, 5.8750%, 11/1/24 (144A)	1,415,000		1,468,063
Orange SA, 1.3750%, 1/16/30	4,000,000	EUR	4,786,132
Orange SA, GBP SWAP 5 YR + 3.3530%, 5.7500%µ	812,000	GBP	1,254,174
Sirius XM Radio Inc, 6.0000%, 7/15/24	4,550,000		4,686,500
Sirius XM Radio Inc, 5.3750%, 4/15/25	2,315,000		2,297,638
Telenet Finance Luxembourg Notes Sarl, 5.5000%, 3/1/28 (144A)	3,400,000		3,251,250
T-Mobile USA Inc, 6.0000%, 3/1/23	2,100,000		2,184,000
T-Mobile USA Inc, 6.5000%, 1/15/26	2,320,000		2,465,000
T-Mobile USA Inc, 4.5000%, 2/1/26	596,000		572,160
T-Mobile USA Inc, 4.7500%, 2/1/28	3,727,000		3,582,579
Unitymedia GmbH, 6.1250%, 1/15/25 (144A)	390,000		409,013
Unitymedia GmbH, 3.7500%, 1/15/27	900,000	EUR	1,162,833
Unitymedia GmbH, 3.7500%, 1/15/27	227,000	EUR	293,292
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 5.0000%, 1/15/25	200,000		203,500
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 3.5000%, 1/15/27	850,000	EUR	1,095,428
Verizon Communications Inc, 1.7500%, 8/15/21	3,500,000		3,339,734
Verizon Communications Inc, 3.1250%, 3/16/22	2,100,000		2,080,834
Verizon Communications Inc, 3.5000%, 2/17/23	2,120,000	AUD	1,631,403
Verizon Communications Inc, 4.5000%, 8/17/27	3,200,000	AUD	2,516,499
Virgin Media Secured Finance PLC, 6.2500%, 3/28/29	4,652,000	GBP	6,892,707
Vodafone Group PLC, 3.2500%, 12/13/22	3,200,000	AUD	2,443,780
Vodafone Group PLC, 2.9500%, 2/19/23	3,092,000		3,004,425
Vodafone Group PLC, 4.2000%, 12/13/27	1,800,000	AUD	1,372,013
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	6,650,000		6,492,062
			85,411,817
Consumer Cyclical – 6.7%
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	3,268,000		3,150,897
Co-operative Group Holdings 2011 Ltd, 6.8750%, 7/8/20Ç	2,509,000	GBP	3,829,352
Co-operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	2,800,000	GBP	4,791,808
CPUK Finance Ltd, 4.2500%, 8/28/22	1,700,000	GBP	2,398,193
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	700,000	GBP	987,491
CPUK Finance Ltd, 4.8750%, 8/28/25	1,000,000	GBP	1,406,651
CPUK Finance Ltd, 4.8750%, 8/28/25	400,000	GBP	562,660
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,400,000		1,452,500
International Game Technology PLC, 6.5000%, 2/15/25	1,362,000		1,459,043
ISS Global A/S, 1.1250%, 1/7/21	1,500,000	EUR	1,888,781
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
4.7500%, 6/1/27	2,020,000		1,946,775
Mastercard Inc, 3.8000%, 11/21/46	2,146,000		2,140,907
McDonald's Corp, 3.1250%, 3/4/25	4,380,000	CAD	3,391,253
McDonald's Corp, 2.6250%, 6/11/29	1,800,000	EUR	2,454,689
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		6,641,130
Visa Inc, 2.7500%, 9/15/27	8,500,000		8,023,243
Walmart Inc, 4.0000%, 4/11/43	2,625,000		2,721,384
			49,246,757
Consumer Non-Cyclical – 11.8%
Altria Group Inc, 2.8500%, 8/9/22	4,600,000		4,502,585
Altria Group Inc, 2.6250%, 9/16/26	2,700,000		2,489,091
Anheuser-Busch InBev Finance Inc, 2.6000%, 5/15/24	4,500,000	CAD	3,395,261
Anheuser-Busch InBev SA/NV, 2.7500%, 3/17/36	1,400,000	EUR	1,825,472
Anheuser-Busch InBev Worldwide Inc, 4.6000%, 4/15/48¢	2,838,000		2,930,378
Aramark Services Inc, 5.1250%, 1/15/24	681,000		694,620
Aramark Services Inc, 5.0000%, 4/1/25	445,000		448,471
Aramark Services Inc, 4.7500%, 6/1/26	2,419,000		2,340,382
BAT Capital Corp, 2.7640%, 8/15/22	1,692,000		1,636,066
BAT International Finance PLC, 6.0000%, 6/29/22	950,000	GBP	1,556,664
BAT International Finance PLC, 0.8750%, 10/13/23	2,500,000	EUR	3,052,365
BAT International Finance PLC, 3.9500%, 6/15/25	2,000,000		2,005,804

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Catalent Pharma Solutions Inc, 4.8750%, 1/15/26	$3,439,000		$3,353,025
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		3,845,606
Constellation Brands Inc, 4.5000%, 5/9/47	1,600,000		1,584,431
Cott Holdings Inc, 5.5000%, 4/1/25	2,325,000		2,295,938
CVS Health Corp, 4.3000%, 3/25/28	653,000		657,032
Dr Pepper Snapple Group Inc, 4.5000%, 11/15/45	3,500,000		3,357,880
FBG Finance Pty Ltd, 3.2500%, 9/6/22	2,330,000	AUD	1,797,958
FBG Finance Pty Ltd, 3.7500%, 9/6/24	710,000	AUD	554,278
HCA Inc, 5.0000%, 3/15/24	67,000		67,670
HCA Inc, 5.2500%, 6/15/26	2,390,000		2,421,070
Heineken NV, 3.5000%, 1/29/28	2,320,000		2,251,818
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	3,580,242
Heineken NV, 4.3500%, 3/29/47	1,160,000		1,181,129
Kellogg Co, 1.2500%, 3/10/25	1,200,000	EUR	1,477,957
PepsiCo Inc, 2.1500%, 5/6/24	2,800,000	CAD	2,085,850
Pernod Ricard SA, 1.5000%, 5/18/26	4,000,000	EUR	5,069,465
Pernod Ricard SA, 5.5000%, 1/15/42	1,160,000		1,345,016
Philip Morris International Inc, 2.0000%, 2/21/20	3,530,000		3,477,182
Quintiles IMS Inc, 4.8750%, 5/15/23	2,500,000		2,546,875
Reynolds American Inc, 6.1500%, 9/15/43	1,650,000		1,982,182
Tesco PLC, 5.5000%, 1/13/33	3,691,000	GBP	5,888,472
Tesco PLC, 6.1500%, 11/15/37	2,520,000		2,663,625
Tesco PLC, 5.2000%, 3/5/57	700,000	GBP	1,121,561
Thermo Fisher Scientific Inc, 3.2000%, 8/15/27	1,150,000		1,087,750
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	2,233,000	GBP	3,298,109
			85,869,280
Industrial – 1.1%
Annington Funding PLC, 2.6460%, 7/12/25	2,750,000	GBP	3,822,981
Annington Funding PLC, 3.6850%, 7/12/34	3,100,000	GBP	4,438,541
			8,261,522
Insurance – 3.9%
Aviva PLC, ICE LIBOR GBP 3 Month + 3.2600%, 6.8750%, 5/20/58	1,333,000	GBP	2,441,937
Aviva PLC, UK Govt Bonds 5 Year Note Generic Bid Yield + 2.9700%, 6.8750%µ	1,300,000	GBP	1,922,509
AXA SA, 6.3790%µ	3,500,000		3,920,000
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.6000%, 6.1250%µ	1,414,000	GBP	2,132,558
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.3300%, 5.8750%µ	1,300,000	GBP	1,878,349
Phoenix Group Holdings, 4.1250%, 7/20/22	1,600,000	GBP	2,326,626
Phoenix Group Holdings, 6.6250%, 12/18/25	2,412,000	GBP	3,910,792
Prudential PLC, 7.7500%µ	6,000,000		6,127,500
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,092,510
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.8500%, 5.5000%, 12/4/42	400,000	GBP	630,665
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.7000%, 6.5460%µ	700,000	GBP	1,053,074
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.8500%, 6.7500%µ	606,000	GBP	1,054,120
			28,490,640
Non-Agency Commercial Mortgage-Backed Securities – 0.3%
Nationwide Building Society, 10.2500%µ	850,000	GBP	1,863,094
Owned No Guarantee – 0.4%
TenneT Holding BV, 1.7500%, 6/4/27	2,000,000	EUR	2,604,001
Supranational – 0.2%
European Investment Bank, 3.1000%, 8/17/26	1,520,000	AUD	1,165,134
Technology – 7.2%
Alphabet Inc, 1.9980%, 8/15/26	4,820,000		4,376,911
Apple Inc, 2.6500%, 6/10/20	2,800,000	AUD	2,157,029
Apple Inc, 3.7000%, 8/28/22	10,060,000	AUD	7,996,821
Dell International LLC / EMC Corp, 5.4500%, 6/15/23	7,500,000		7,947,498
Equinix Inc, 5.3750%, 4/1/23	2,200,000		2,246,750
First Data Corp, 5.7500%, 1/15/24	1,110,000		1,116,938
Intel Corp, 4.0000%, 12/1/22	4,500,000	AUD	3,602,847
Iron Mountain Inc, 6.0000%, 8/15/23	2,000,000		2,067,220
Iron Mountain Inc, 4.8750%, 9/15/27	1,306,000		1,211,315
Iron Mountain Inc, 5.2500%, 3/15/28	2,668,000		2,511,255
Iron Mountain UK, 3.8750%, 11/15/25 (144A)	2,500,000	GBP	3,324,057
Microsoft Corp, 3.3000%, 2/6/27	4,500,000		4,464,491
Microsoft Corp, 3.1250%, 12/6/28	3,000,000	EUR	4,446,954
Microsoft Corp, 3.4500%, 8/8/36	1,325,000		1,290,411
Microsoft Corp, 4.4500%, 11/3/45	250,000		276,267
Oracle Corp, 3.9000%, 5/15/35	998,000		996,504
Oracle Corp, 6.1250%, 7/8/39	494,000		637,031

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Technology – (continued)
VMware Inc, 3.9000%, 8/21/27	$2,270,000		$2,147,417
			52,817,716
Total Corporate Bonds (cost $421,504,111)			418,729,750
Foreign Government Bonds – 22.0%
Australia Government Bond, 2.7500%, 10/21/19	35,000,000	AUD	27,205,475
Australia Government Bond, 1.7500%, 11/21/20	39,000,000	AUD	29,701,634
Australia Government Bond, 2.0000%, 12/21/21	11,000,000	AUD	8,388,179
Australia Government Bond, 2.7500%, 4/21/24	29,129,000	AUD	22,760,860
Canadian Government Bond, 0.7500%, 8/1/19	10,000,000	CAD	7,666,667
Canadian Government Bond, 0.7500%, 9/1/20	4,400,000	CAD	3,328,042
Canadian Government Bond, 0.5000%, 3/1/22	21,250,000	CAD	15,601,974
Canadian Government Bond, 1.0000%, 6/1/27	37,750,000	CAD	26,649,472
Sweden Government Bond, 0.7500%, 5/12/28	160,800,000	SEK	19,383,268
Total Foreign Government Bonds (cost $163,424,547)			160,685,571
United States Treasury Notes/Bonds – 1.4%
2.0000%, 1/31/20 (cost $9,981,461)	10,000,000		9,951,365
Investment Companies – 14.5%
Money Markets – 14.5%
Fidelity Investments Money Market Treasury Portfolio, 1.4900%ºº (cost $105,551,616)	105,551,616		105,551,616
Total Investments (total cost $741,945,771) – 101.1%			737,315,858
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%			(7,757,613)
Net Assets – 100%			$729,558,245

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$337,809,599	45.8%
United Kingdom	138,166,043	18.7
Australia	88,056,148	11.9
Canada	55,542,093	7.5
Sweden	25,701,911	3.5
France	19,620,962	2.7
Netherlands	14,569,270	2.0
Belgium	13,754,597	1.9
Germany	12,833,912	1.7
Ireland	10,659,272	1.5
Denmark	8,241,022	1.1
Hong Kong	6,453,101	0.9
Switzerland	3,767,574	0.5
Supranational	1,165,134	0.2
Luxembourg	975,220	0.1

Total	$737,315,858	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	4/26/18	(180,723,657)	$139,157,857	$379,851
Australian Dollar	4/26/18	618,271	(477,168)	(2,397)
British Pound	4/26/18	(67,766,818)	94,712,989	(448,574)
Canadian Dollar	4/26/18	42,588	(32,891)	186
Canadian Dollar	4/26/18	(84,297,446)	64,330,390	(1,141,547)
Euro	4/26/18	3,434,093	(4,218,069)	14,430

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Euro	4/26/18	(52,673,075)	$64,880,132	(39,108)
Swedish Krona	4/26/18	(160,328,454)	19,562,506	319,245
Total				$(917,914)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Commonwealth Treasury Bond	371	6/15/18	$36,926,757	$669,829	$129,695
10-Year US Treasury Note	171	6/20/18	20,715,047	114,313	74,618
20-Year US Treasury Long Bond	124	6/20/18	18,181,500	149,750	164,402
Euro-Bund 10 Year	154	6/7/18	30,206,592	566,880	106,668
Total				$1,500,772	$475,383

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital, Inc.:

ITRAXX S28, Fixed Rate 5.00%, Paid quarterly	12/20/22	8,400,000	EUR	$(1,112,296)	$(140,400)	$(1,252,696)
ITRAXX S28, Fixed Rate 5.00%, Paid quarterly	12/22/22	11,200,000	EUR	(1,514,882)	(155,379)	(1,670,261)
Renault SA, Fixed Rate 1.00%, Paid quarterly	12/20/21	3,000,000	EUR	10,704	(103,988)	(93,284)
				(2,616,474)	(399,767)	(3,016,241)

Citibank Global Markets:

FIAT Chrysler Automotive, Fixed Rate 5.00%, Paid quarterly	12/20/22	2,850,000	EUR	(589,971)	14,307	(575,664)
Ford Motor Co, Fixed Rate 5.00%, Paid quarterly	12/20/22	3,500,000	USD	(619,148)	29,376	(589,772)
Peugeot SA, Fixed Rate 5.00%, Paid quarterly	12/20/22	2,850,000	EUR	(627,657)	(10,479)	(638,136)
				(1,836,776)	33,204	(1,803,572)

JPMorgan Chase & Co.:

Airbus SE, Fixed Rate 1.00%, Paid quarterly	6/20/23	3,400,000	EUR	(155,419)	114	(155,305)
Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(46,921)	(26,735)
Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,186	(46,921)	(26,735)
Koninklike Ahold Delhaiz, Fixed Rate 1.00%, Paid quarterly	6/20/23	2,900,000	EUR	(72,592)	(273)	(72,865)
WPP Finance SA, Fixed Rate 1.00%, Paid quarterly	3/20/18	2,900,000	EUR	(37,644)	14,094	(23,550)
				(225,283)	(79,907)	(305,190)

Morgan Stanley:

Kroger Co, Fixed Rate 1.00%, Paid quarterly	3/20/18	3,600,000	USD	(15,618)	27,296	11,678
Total				$(4,694,151)	$(419,174)	$(5,113,325)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Credit default swaps, long	$ 466
Credit default swaps, short	4,384,177
Forward foreign currency exchange contracts, purchased	16,075,797
Forward foreign currency exchange contracts, sold	308,320,621
Futures contracts, purchased	17,500,571
Futures contracts, sold	10,821,704

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $20,762,793, which represents 2.8% of net assets.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrued at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of March 31, 2018.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$552,957	$-
Bank Loans and Mezzanine Loans	-	41,844,599	-
Corporate Bonds	-	415,799,372	2,930,378
Foreign Government Bonds	-	160,685,571	-
United States Treasury Notes/Bonds	-	9,951,365	-
Investment Companies	105,551,616	-	-
Total Investments in Securities	$105,551,616	$628,833,864	$2,930,378
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	713,712	-

Outstanding Swap Contracts, at Value	-	11,678	-
Variation Margin Receivable	475,383	-	-
Total Assets	$106,026,999	$629,559,254	$2,930,378
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,631,626	$-
Outstanding Swap Contracts, at Value	-	5,125,003	-
Total Liabilities	$-	$6,756,629	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Strategic Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on interest rates to increase or decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares		Value
Common Stocks – 99.0%
Aerospace & Defense – 6.6%
Boeing Co	45,900	$15,049,692
BWX Technologies Inc	47,500	3,017,675
General Dynamics Corp	37,900	8,372,110
Harris Corp	28,900	4,660,992
HEICO Corp	52,159	3,700,681
Hexcel Corp	19,800	1,278,882
Huntington Ingalls Industries Inc	1,400	360,864
L3 Technologies Inc	4,500	936,000
Lockheed Martin Corp	19,600	6,623,428
Northrop Grumman Corp	32,500	11,346,400
Orbital ATK Inc	51,300	6,802,893
Raytheon Co	77,200	16,661,304
Rockwell Collins Inc	3,100	418,035
Spirit AeroSystems Holdings Inc	50,765	4,249,030
		83,477,986
Air Freight & Logistics – 0.7%
CH Robinson Worldwide Inc	87,300	8,180,883
XPO Logistics Inc*	3,200	325,792
		8,506,675
Airlines – 0.2%
Copa Holdings SA	22,000	2,829,860
Auto Components – 0.3%
Gentex Corp	70,400	1,620,608
Visteon Corp*	15,300	1,686,672
		3,307,280
Automobiles – 0.2%
General Motors Co	21,800	792,212
Thor Industries Inc	9,900	1,140,183
		1,932,395
Banks – 2.5%
Bank of America Corp	30,000	899,700
BankUnited Inc	25,800	1,031,484
BB&T Corp	13,500	702,540
Citizens Financial Group Inc	14,300	600,314
Comerica Inc	22,100	2,120,053
Fifth Third Bancorp	65,400	2,076,450
Huntington Bancshares Inc/OH	68,200	1,029,820
JPMorgan Chase & Co	16,200	1,781,514
KeyCorp	21,500	420,325
M&T Bank Corp	4,800	884,928
People's United Financial Inc	14,900	278,034
PNC Financial Services Group Inc	64,100	9,694,484
Regions Financial Corp	241,200	4,481,496
Signature Bank/New York NY*	3,800	539,410
SunTrust Banks Inc	5,800	394,632
TCF Financial Corp	153,600	3,503,616
Zions Bancorporation	8,500	448,205
		30,887,005
Beverages – 2.0%
Brown-Forman Corp – Class B	142,925	7,775,120
Brown-Forman Corp – Class A	48,789	2,601,917
Constellation Brands Inc	38,100	8,683,752
Dr Pepper Snapple Group Inc	16,000	1,894,080
Monster Beverage Corp*	81,400	4,656,894
		25,611,763
Biotechnology – 0.8%
AbbVie Inc	49,200	4,656,780
Alnylam Pharmaceuticals Inc*	10,200	1,214,820
Neurocrine Biosciences Inc*	43,000	3,565,990
		9,437,590
Building Products – 0.2%
Owens Corning	36,300	2,918,520
Capital Markets – 4.6%
BGC Partners Inc	50,400	677,880
BlackRock Inc	1,900	1,029,268
Cboe Global Markets Inc	136,400	15,563,240
CME Group Inc	42,000	6,793,080
FactSet Research Systems Inc	4,000	797,680

Shares		Value
Common Stocks – (continued)
Capital Markets – (continued)
Federated Investors Inc	10,400	$347,360
Interactive Brokers Group Inc	54,200	3,644,408
Lazard Ltd	71,000	3,731,760
LPL Financial Holdings Inc	78,500	4,793,995
Moody's Corp	17,400	2,806,620
Nasdaq Inc	13,600	1,172,592
S&P Global Inc	20,600	3,935,836
SEI Investments Co	78,900	5,910,399
T Rowe Price Group Inc	40,100	4,329,597
TD Ameritrade Holding Corp	41,900	2,481,737
		58,015,452
Chemicals – 1.2%
CF Industries Holdings Inc	112,900	4,259,717
FMC Corp	18,900	1,447,173
International Flavors & Fragrances Inc	7,100	972,061
LyondellBasell Industries NV	8,600	908,848
Monsanto Co	12,000	1,400,280
Sherwin-Williams Co	1,300	509,756
Westlake Chemical Corp	47,000	5,224,050
		14,721,885
Commercial Services & Supplies – 2.4%
Copart Inc*	7,400	376,882
Republic Services Inc	306,900	20,325,987
Rollins Inc	52,300	2,668,869
Waste Management Inc	80,900	6,805,308
		30,177,046
Communications Equipment – 1.6%
Arista Networks Inc*	61,600	15,726,480
Cisco Systems Inc	16,700	716,263
CommScope Holding Co Inc*	32,100	1,283,037
F5 Networks Inc*	19,500	2,819,895
		20,545,675
Construction & Engineering – 0.2%
Fluor Corp	36,800	2,105,696
Consumer Finance – 0.4%
Ally Financial Inc	25,800	700,470
American Express Co	4,800	447,744
Credit Acceptance Corp*,#	3,200	1,057,312
Discover Financial Services	23,600	1,697,548
Synchrony Financial	15,700	526,421
		4,429,495
Containers & Packaging – 0.3%
Avery Dennison Corp	38,800	4,122,500
Distributors – 0.3%
Genuine Parts Co	23,300	2,093,272
Pool Corp	12,300	1,798,506
		3,891,778
Diversified Consumer Services – 0.1%
Bright Horizons Family Solutions Inc*	17,500	1,745,100
Diversified Telecommunication Services – 0.1%
Zayo Group Holdings Inc*	16,700	570,472
Electric Utilities – 4.5%
Alliant Energy Corp	33,600	1,372,896
American Electric Power Co Inc	48,800	3,347,192
Duke Energy Corp	3,100	240,157
Entergy Corp	16,300	1,284,114
Eversource Energy	32,200	1,897,224
Exelon Corp	38,400	1,497,984
FirstEnergy Corp	41,100	1,397,811
Great Plains Energy Inc	94,200	2,994,618
Hawaiian Electric Industries Inc	54,700	1,880,586
NextEra Energy Inc	85,500	13,964,715
Pinnacle West Capital Corp	49,100	3,918,180
Southern Co	69,700	3,112,802
Westar Energy Inc	188,100	9,892,179
Xcel Energy Inc	217,600	9,896,448
		56,696,906
Electronic Equipment, Instruments & Components – 1.0%
Amphenol Corp	22,400	1,929,312
Cognex Corp	45,600	2,370,744
Coherent Inc*	3,900	730,860
FLIR Systems Inc	4,300	215,043
IPG Photonics Corp*	29,100	6,791,358

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
National Instruments Corp	3,100	$156,767
		12,194,084
Energy Equipment & Services – 0.2%
Halliburton Co	7,100	333,274
Helmerich & Payne Inc	33,300	2,216,448
		2,549,722
Equity Real Estate Investment Trusts (REITs) – 5.6%
Alexandria Real Estate Equities Inc	2,400	299,736
American Tower Corp	30,000	4,360,200
Camden Property Trust	13,600	1,144,848
CoreSite Realty Corp	16,400	1,644,264
Crown Castle International Corp	27,300	2,992,353
CubeSmart	161,600	4,557,120
DCT Industrial Trust Inc	73,700	4,152,258
Digital Realty Trust Inc	31,910	3,362,676
Duke Realty Corp	22,100	585,208
Equinix Inc	4,003	1,673,814
Equity LifeStyle Properties Inc	85,300	7,486,781
Essex Property Trust Inc	7,600	1,829,168
Extra Space Storage Inc	20,300	1,773,408
Gaming and Leisure Properties Inc	75,900	2,540,373
Iron Mountain Inc	25,300	831,358
Liberty Property Trust	6,100	242,353
Life Storage Inc	36,100	3,015,072
Park Hotels & Resorts Inc	17,800	480,956
Prologis Inc	65,000	4,094,350
SBA Communications Corp*	56,200	9,605,704
Simon Property Group Inc	1,900	293,265
Spirit Realty Capital Inc	79,400	616,144
STORE Capital Corp	74,600	1,851,572
Sun Communities Inc	114,200	10,434,454
Weingarten Realty Investors	15,800	443,664
		70,311,099
Food & Staples Retailing – 0.9%
Casey's General Stores Inc	7,000	768,390
Costco Wholesale Corp	10,100	1,903,143
Kroger Co	172,800	4,136,832
Sprouts Farmers Market Inc*	114,500	2,687,315
Walmart Inc	20,000	1,779,400
		11,275,080
Food Products – 1.5%
Blue Buffalo Pet Products Inc*	60,600	2,412,486
Flowers Foods Inc	22,700	496,222
General Mills Inc	24,400	1,099,464
Hormel Foods Corp	10,300	353,496
Ingredion Inc	7,600	979,792
Lamb Weston Holdings Inc	185,600	10,805,632
Tyson Foods Inc	42,400	3,103,256
		19,250,348
Gas Utilities – 0.1%
Atmos Energy Corp	5,500	463,320
UGI Corp	3,550	157,691
		621,011
Health Care Equipment & Supplies – 3.6%
Abbott Laboratories	11,100	665,112
ABIOMED Inc*	23,700	6,896,463
Align Technology Inc*	51,200	12,857,856
Baxter International Inc	116,400	7,570,656
Becton Dickinson and Co	1,630	353,221
Cooper Cos Inc	3,000	686,430
Intuitive Surgical Inc*	29,800	12,302,334
STERIS PLC	33,500	3,127,560
Teleflex Inc	500	127,490
Varian Medical Systems Inc*	7,000	858,550
		45,445,672
Health Care Providers & Services – 1.2%
Anthem Inc	5,900	1,296,230
Centene Corp*	25,100	2,682,437
Cigna Corp	5,000	838,700
HCA Healthcare Inc	29,800	2,890,600
Humana Inc	5,500	1,478,565
UnitedHealth Group Inc	3,900	834,600
Universal Health Services Inc	2,100	248,661

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
WellCare Health Plans Inc*	23,400	$4,530,942
		14,800,735
Health Care Technology – 0.1%
Cerner Corp*	10,800	626,400
Hotels, Restaurants & Leisure – 4.6%
Aramark	6,200	245,272
Carnival Corp	14,900	977,142
Darden Restaurants Inc	16,000	1,364,000
Domino's Pizza Inc	12,300	2,872,788
Hilton Worldwide Holdings Inc	42,900	3,378,804
Hyatt Hotels Corp	48,400	3,690,984
International Game Technology PLC	12,700	339,471
Marriott International Inc/MD	45,400	6,173,492
McDonald's Corp	52,300	8,178,674
Six Flags Entertainment Corp	47,400	2,951,124
Vail Resorts Inc	8,700	1,928,790
Wynn Resorts Ltd	81,600	14,880,576
Yum China Holdings Inc	277,700	11,524,550
		58,505,667
Household Durables – 2.6%
DR Horton Inc	148,400	6,505,856
Garmin Ltd	56,000	3,300,080
Lennar Corp - Class A	27,346	1,611,773
Lennar Corp - Class B	546	26,039
NVR Inc*	4,700	13,160,000
PulteGroup Inc	134,000	3,951,660
Toll Brothers Inc	111,200	4,809,400
		33,364,808
Household Products – 0%
Procter & Gamble Co	3,000	237,840
Independent Power and Renewable Electricity Producers – 0.4%
NRG Energy Inc	69,700	2,127,941
Vistra Energy Corp*	139,400	2,903,702
		5,031,643
Industrial Conglomerates – 0.3%
3M Co	11,500	2,524,480
Carlisle Cos Inc	8,700	908,367
Honeywell International Inc	1,000	144,510
		3,577,357
Information Technology Services – 4.2%
Accenture PLC	9,400	1,442,900
Booz Allen Hamilton Holding Corp	15,700	607,904
Broadridge Financial Solutions Inc	5,900	647,171
CoreLogic Inc/United States*	17,300	782,479
DST Systems Inc	34,600	2,894,290
DXC Technology Co	51,405	5,167,745
Fidelity National Information Services Inc	7,200	693,360
FleetCor Technologies Inc*	14,300	2,895,750
Genpact Ltd	55,700	1,781,843
Leidos Holdings Inc	13,000	850,200
Mastercard Inc	30,400	5,324,864
Paychex Inc	9,000	554,310
PayPal Holdings Inc*	109,200	8,285,004
Square Inc*	228,500	11,242,200
Total System Services Inc	72,700	6,271,102
Visa Inc	9,600	1,148,352
WEX Inc*	15,500	2,427,610
Worldpay Inc*	3,900	320,736
		53,337,820
Insurance – 3.5%
Aflac Inc	20,400	892,704
Allstate Corp	65,500	6,209,400
American Financial Group Inc/OH	101,400	11,379,108
Aon PLC	4,000	561,320
Brown & Brown Inc	41,800	1,063,392
Everest Re Group Ltd	6,200	1,592,284
First American Financial Corp	77,700	4,559,436
FNF Group	150,100	6,007,002
Hanover Insurance Group Inc	22,900	2,699,681
Progressive Corp	119,900	7,305,507
Reinsurance Group of America Inc	15,900	2,448,600
		44,718,434

Shares		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – 0.2%
Amazon.com Inc*	1,000	$1,447,340
Liberty Interactive Corp QVC Group	17,000	427,890
Wayfair Inc*	13,600	918,408
		2,793,638
Internet Software & Services – 0.8%
Akamai Technologies Inc*	27,100	1,923,558
Facebook Inc*	6,200	990,698
GoDaddy Inc*	13,000	798,460
Twitter Inc*	51,900	1,505,619
VeriSign Inc*	39,300	4,659,408
		9,877,743
Leisure Products – 0.1%
Polaris Industries Inc	4,900	561,148
Life Sciences Tools & Services – 0.8%
Bruker Corp	76,700	2,294,864
Charles River Laboratories International Inc*	20,300	2,166,822
IQVIA Holdings Inc*	13,300	1,304,863
Mettler-Toledo International Inc*	5,800	3,335,174
Waters Corp*	2,300	456,895
		9,558,618
Machinery – 1.3%
Allison Transmission Holdings Inc	32,900	1,285,074
Caterpillar Inc	25,500	3,758,190
Deere & Co	25,300	3,929,596
IDEX Corp	9,100	1,296,841
Oshkosh Corp	16,600	1,282,682
Trinity Industries Inc	37,800	1,233,414
Xylem Inc/NY	41,400	3,184,488
		15,970,285
Media – 0.6%
Live Nation Entertainment Inc*	131,800	5,554,052
Tribune Media Co	46,500	1,883,715
Twenty-First Century Fox Inc - Class B	14,200	516,454
		7,954,221
Metals & Mining – 2.0%
Alcoa Corp*	86,100	3,871,056
Freeport-McMoRan Inc	188,900	3,318,973
Newmont Mining Corp	197,400	7,712,418
Royal Gold Inc	75,900	6,517,533
Southern Copper Corp#	59,200	3,207,456
Steel Dynamics Inc	21,500	950,730
		25,578,166
Mortgage Real Estate Investment Trusts (REITs) – 1.6%
AGNC Investment Corp	381,600	7,219,872
Annaly Capital Management Inc	919,100	9,586,213
Chimera Investment Corp	86,700	1,509,447
Two Harbors Investment Corp	147,150	2,261,696
		20,577,228
Multiline Retail – 0.8%
Dollar General Corp	51,200	4,789,760
Dollar Tree Inc*	32,400	3,074,760
Kohl's Corp	27,900	1,827,729
Target Corp	12,400	860,932
		10,553,181
Multi-Utilities – 4.2%
Ameren Corp	114,900	6,506,787
CenterPoint Energy Inc	290,800	7,967,920
CMS Energy Corp	29,700	1,345,113
Consolidated Edison Inc	136,200	10,615,428
Dominion Energy Inc	43,100	2,906,233
DTE Energy Co	76,800	8,017,920
NiSource Inc	68,300	1,633,053
Public Service Enterprise Group Inc	88,000	4,421,120
Sempra Energy	9,300	1,034,346
Vectren Corp	80,400	5,139,168
WEC Energy Group Inc	60,076	3,766,765
		53,353,853
Oil, Gas & Consumable Fuels – 5.6%
Anadarko Petroleum Corp	46,100	2,784,901
Andeavor	15,300	1,538,568
Cabot Oil & Gas Corp	129,800	3,112,604
Cheniere Energy Inc*	63,100	3,372,695
Chevron Corp	20,600	2,349,224

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Cimarex Energy Co	6,100	$570,350
Concho Resources Inc*	12,400	1,864,092
ConocoPhillips	30,800	1,826,132
Continental Resources Inc/OK*	142,800	8,418,060
Devon Energy Corp	27,900	886,941
Diamondback Energy Inc*	27,800	3,517,256
EOG Resources Inc	19,800	2,084,346
HollyFrontier Corp	238,800	11,667,768
Marathon Oil Corp	136,400	2,200,132
Marathon Petroleum Corp	13,200	965,052
Occidental Petroleum Corp	50,100	3,254,496
PBF Energy Inc	106,800	3,620,520
Phillips 66	27,900	2,676,168
Pioneer Natural Resources Co	7,700	1,322,706
RSP Permian Inc*	59,400	2,784,672
Targa Resources Corp	22,200	976,800
Valero Energy Corp	51,800	4,805,486
WPX Energy Inc*	262,100	3,873,838
		70,472,807
Paper & Forest Products – 0.1%
Domtar Corp	37,000	1,573,980
Personal Products – 0.8%
Estee Lauder Cos Inc	41,400	6,198,408
Nu Skin Enterprises Inc	55,100	4,061,421
		10,259,829
Pharmaceuticals – 0.1%
Zoetis Inc	18,100	1,511,531
Professional Services – 1.0%
CoStar Group Inc*	12,400	4,497,232
Dun & Bradstreet Corp	3,700	432,900
ManpowerGroup Inc	22,900	2,635,790
Robert Half International Inc	24,800	1,435,672
TransUnion*	64,100	3,639,598
		12,641,192
Real Estate Management & Development – 0%
Jones Lang LaSalle Inc	2,600	454,064
Road & Rail – 1.8%
CSX Corp	90,800	5,058,468
JB Hunt Transport Services Inc	50,100	5,869,215
Kansas City Southern	50,500	5,547,425
Landstar System Inc	17,600	1,929,840
Old Dominion Freight Line Inc	31,200	4,585,464
		22,990,412
Semiconductor & Semiconductor Equipment – 4.5%
Applied Materials Inc	3,200	177,952
Broadcom Ltd	1,649	388,587
First Solar Inc*	18,600	1,320,228
Intel Corp	18,900	984,312
Lam Research Corp	15,800	3,209,928
Micron Technology Inc*	441,600	23,025,024
NVIDIA Corp	104,500	24,201,155
NXP Semiconductors NV*	4,700	549,900
Texas Instruments Inc	29,000	3,012,810
		56,869,896
Software – 4.2%
Activision Blizzard Inc	14,800	998,408
Adobe Systems Inc*	5,100	1,102,008
Cadence Design Systems Inc*	84,400	3,103,388
Dell Technologies Inc Class V*	148,400	10,864,364
Fortinet Inc*	49,500	2,652,210
Intuit Inc	12,300	2,132,205
Red Hat Inc*	16,700	2,496,817
salesforce.com Inc*	17,900	2,081,770
ServiceNow Inc*	21,900	3,623,355
Symantec Corp	139,600	3,608,660
Synopsys Inc*	1,400	116,536
Take-Two Interactive Software Inc*	80,900	7,910,402
VMware Inc*,#	93,700	11,362,999
Zynga Inc*	141,800	518,988
		52,572,110
Specialty Retail – 1.4%
AutoNation Inc*	10,300	481,834
AutoZone Inc*	5,800	3,762,402

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Best Buy Co Inc	56,600	$3,961,434
Burlington Stores Inc*	10,900	1,451,335
Home Depot Inc	4,700	837,728
Lowe's Cos Inc	15,000	1,316,250
O'Reilly Automotive Inc*	3,900	964,782
Ross Stores Inc	7,500	584,850
Signet Jewelers Ltd	29,000	1,117,080
Tiffany & Co	4,800	468,768
Tractor Supply Co	26,600	1,676,332
Williams-Sonoma Inc	28,000	1,477,280
		18,100,075
Technology Hardware, Storage & Peripherals – 0.2%
Apple Inc	12,600	2,114,028
Textiles, Apparel & Luxury Goods – 3.5%
Carter's Inc	61,000	6,350,100
Lululemon Athletica Inc*	84,000	7,486,080
Michael Kors Holdings Ltd*	97,900	6,077,632
NIKE Inc	14,000	930,160
PVH Corp	40,000	6,057,200
Ralph Lauren Corp	3,800	424,840
Skechers U.S.A. Inc*	75,000	2,916,750
Tapestry Inc	73,700	3,877,357
VF Corp	140,000	10,376,800
		44,496,919
Tobacco – 2.1%
Altria Group Inc	420,800	26,220,268
Philip Morris International Inc	6,300	626,220
		26,846,488
Trading Companies & Distributors – 1.0%
Fastenal Co	45,400	2,478,386
MSC Industrial Direct Co Inc	12,300	1,128,033
United Rentals Inc*	15,800	2,729,134
Watsco Inc	2,700	488,619
WW Grainger Inc	22,500	6,351,075
		13,175,247
Water Utilities – 1.3%
American Water Works Co Inc	182,900	15,021,577
Aqua America Inc	38,900	1,324,934
		16,346,511
Total Common Stocks (cost $1,103,113,822)		1,248,981,969
Investment Companies – 1.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº,£	10,170,250	10,170,250
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£	11,366,882	11,366,882
Total Investment Companies (cost $21,537,132)		21,537,132
Total Investments (total cost $1,124,650,954) – 100.7%		1,270,519,101
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(8,582,194)
Net Assets – 100%		$1,261,936,907

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,250,286,021	98.4%
China	11,524,550	0.9
Peru	3,207,456	0.3
Panama	2,829,860	0.2
India	1,781,843	0.1
Netherlands	549,900	0.1
Italy	339,471	0.0

Total	$1,270,519,101	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 1.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	$57,479∆	$—	$—	$10,170,250
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	98,165	—	—	11,366,882

Total Affiliated Investments – 1.7%	$155,644	$—	$—	$21,537,132

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 1.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Henderson Cash Collateral Fund LLC, 1.5300%ºº	8,420,950	120,698,013	(118,948,713)	10,170,250
Money Markets – 0.9%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	6,586,527	292,714,985	(287,934,630)	11,366,882

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

#	Loaned security; a portion of the security is on loan at March 31, 2018.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Δ Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,248,981,969	$-	$-
Investment Companies	-	21,537,132	-
Total Assets	$1,248,981,969	$21,537,132	$-

Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an

inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

March 31, 2018

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 3.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$33,307
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	25,998
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	22,000	22,244
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 2.5000%, 3/15/37 (144A)	193,000	191,928
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	100,000	105,342
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	41,000	40,569
Caesars Palace Las Vegas Trust 2017-VICI, 4.1384%, 10/15/34 (144A)	30,000	30,542
Caesars Palace Las Vegas Trust 2017-VICI, 4.3540%, 10/15/34 (144A)‡	35,000	35,516
Caesars Palace Las Vegas Trust 2017-VICI - Class E,
4.3540%, 10/15/34 (144A)‡	45,000	44,032
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	73,083	73,353
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	62,880	62,771
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	30,845	31,176
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.6000%, 4.4715%, 5/25/24	38,000	40,494
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.8715%, 7/25/24	83,493	89,269
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.8715%, 5/25/25	12,092	13,270
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	66,597	62,536
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	10,000	9,913
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	10,000	9,887
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	25,000	24,686
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 2.6715%, 11/25/50 (144A)§	78,000	77,923
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 2.8715%, 11/25/50 (144A)§	25,000	24,967
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, , 0%, 4/15/31 (144A) (a)	250,000	250,000
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	10,000	9,954
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	16,000	15,789
Prosper Marketplace Issuance Trust Series 2018-1, 3.1100%, 6/17/24 (144A)	100,000	99,992
Prosper Marketplace Issuance Trust Series 2018-1, 3.9000%, 6/17/24 (144A)	100,000	99,995
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,138
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	45,549
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.6025%, 7/24/18 (144A)§	67,000	67,006
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	23,700	23,832
Voya CLO 2018-1 Ltd, ICE LIBOR USD 3 Month + 0.9500%, 0%, 4/19/31 (144A) (a)	250,000	250,000
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	39,354	39,757
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1325%, 5/15/46‡	14,670	14,854
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,999,601)		1,995,589
Bank Loans and Mezzanine Loans – 2.0%
Banking – 0%
Vantiv LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.7766%, 8/9/24	14,000	14,067
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD 3 Month + 2.0000%, 4.3020%, 6/1/24	125,120	125,293
Capital Goods – 0.2%
Reynolds Group Holdings Inc,
ICE LIBOR USD 3 Month + 2.7500%, 4.6269%, 2/5/23	92,068	92,495
Communications – 0.3%
Mission Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.1642%, 1/17/24	5,283	5,296
Nexstar Broadcasting Inc, ICE LIBOR USD 3 Month + 2.5000%, 4.1642%, 1/17/24	40,728	40,830
Nielsen Finance LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.7179%, 10/4/23	46,399	46,501
Sinclair Television Group Inc,
ICE LIBOR USD 3 Month + 2.5000%, , 0%, 12/12/24(a)	55,000	55,206
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.0000%, 3.8769%, 1/19/21	4,950	4,963
Zayo Group LLC, ICE LIBOR USD 3 Month + 2.2500%, 4.1269%, 1/19/24	44,328	44,524
		197,320
Consumer Cyclical – 0.6%
Aramark Services Inc, ICE LIBOR USD 3 Month + 2.0000%, 3.8769%, 3/28/24	52,395	52,706
Golden Nugget Inc/NV, ICE LIBOR USD 3 Month + 3.2500%, 4.9786%, 10/4/23	50,843	51,281

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
Hilton Worldwide Finance LLC,
ICE LIBOR USD 3 Month + 2.0000%, 3.8715%, 10/25/23	$117,493	$118,058
KFC Holding Co, ICE LIBOR USD 3 Month + 2.0000%, 3.8082%, 6/16/23	106,773	106,974
Wyndham Hotels & Resorts Inc, 0%, 3/28/25(a),‡	21,000	21,000
		350,019
Consumer Non-Cyclical – 0.3%
Coty Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 3/28/25(a)	102,000	101,745
Post Holdings Inc, ICE LIBOR USD 3 Month + 2.2500%, 3.6500%, 5/24/24	12,935	12,954
Quintiles IMS Inc, ICE LIBOR USD 3 Month + 2.0000%, 4.3020%, 3/7/24	51,372	51,655
		166,354
Electric – 0%
NRG Energy Inc, ICE LIBOR USD 3 Month + 2.2500%, 0%, 6/30/23(a)	5,000	5,006
Technology – 0.4%
CommScope Inc, ICE LIBOR USD 3 Month + 2.5000%, 3.8769%, 12/29/22	52,336	52,565
SS&C Technologies Holdings Europe Sarl,
ICE LIBOR USD 3 Month + 2.5000%, , 0%, 2/28/25(a)	43,031	43,223
SS&C Technologies Inc, ICE LIBOR USD 3 Month + 2.5000%, 0%, 2/28/25(a)	120,625	121,165
		216,953
Total Bank Loans and Mezzanine Loans (cost $1,166,245)		1,167,507
Corporate Bonds – 27.8%
Banking – 3.1%
Ally Financial Inc, 3.2500%, 11/5/18	23,000	23,029
Ally Financial Inc, 8.0000%, 12/31/18	16,000	16,500
Bank of America Corp, 2.5030%, 10/21/22	196,000	188,245
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	31,000	29,787
Bank of America Corp, 4.1830%, 11/25/27	33,000	32,692
Bank of New York Mellon Corp, 2.4500%, 8/17/26	11,000	10,013
Bank of New York Mellon Corp, 3.2500%, 5/16/27	83,000	80,095
Capital One Financial Corp, 3.3000%, 10/30/24	50,000	48,277
Citigroup Inc, 4.6000%, 3/9/26	26,000	26,654
Citigroup Inc, 3.2000%, 10/21/26	43,000	40,905
Citigroup Inc, 4.3000%, 11/20/26	31,000	30,998
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	112,000	111,322
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	13,834
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000	10,092
Citizens Financial Group Inc, 4.3000%, 12/3/25	57,000	57,615
First Republic Bank/CA, 4.6250%, 2/13/47	100,000	102,576
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	83,332
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	67,000	64,464
Goldman Sachs Group Inc, 3.5000%, 11/16/26	76,000	73,174
JPMorgan Chase & Co, 2.2950%, 8/15/21	62,000	60,270
JPMorgan Chase & Co, 4.1250%, 12/15/26	46,000	46,199
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	79,000	78,337
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3600%, 3.8820%, 7/24/38	65,000	63,063
Morgan Stanley, 3.9500%, 4/23/27	40,000	38,921
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	54,000	52,196
National Australia Bank Ltd/New York, 2.8000%, 1/10/22	253,000	248,990
SVB Financial Group, 5.3750%, 9/15/20	56,000	59,022
Synchrony Financial, 4.5000%, 7/23/25	52,000	51,976
US Bancorp, 2.3750%, 7/22/26	70,000	63,522
		1,806,100
Basic Industry – 2.7%
AK Steel Corp, 7.5000%, 7/15/23	89,000	93,895
Allegheny Technologies Inc, 5.9500%, 1/15/21	32,000	32,640
Anglo American Capital PLC, 4.4500%, 9/27/20	100,000	102,236
CF Industries Inc, 4.5000%, 12/1/26 (144A)	5,000	5,070
CF Industries Inc, 4.9500%, 6/1/43	99,000	86,378
CF Industries Inc, 5.3750%, 3/15/44	100,000	90,655
First Quantum Minerals Ltd, 7.0000%, 2/15/21 (144A)	130,000	130,325
Freeport-McMoRan Inc, 3.1000%, 3/15/20	37,000	36,586
Freeport-McMoRan Inc, 3.5500%, 3/1/22	78,000	75,465
Freeport-McMoRan Inc, 5.4500%, 3/15/43	260,000	239,122
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	90,957
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	48,000	48,264
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	17,000	17,711
Mosaic Co, 4.2500%, 11/15/23	126,000	128,456
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000	60,791
Sherwin-Williams Co, 2.7500%, 6/1/22	19,000	18,500
Sherwin-Williams Co, 3.1250%, 6/1/24	22,000	21,262
Sherwin-Williams Co, 3.4500%, 6/1/27	64,000	61,171
Steel Dynamics Inc, 4.1250%, 9/15/25	89,000	84,773
Steel Dynamics Inc, 5.0000%, 12/15/26	34,000	34,000

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Teck Resources Ltd, 4.5000%, 1/15/21	$20,000	$20,125
Teck Resources Ltd, 4.7500%, 1/15/22	29,000	29,363
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	44,000	48,893
		1,556,638
Brokerage – 1.0%
Cboe Global Markets Inc, 3.6500%, 1/12/27	60,000	58,443
Charles Schwab Corp, 3.0000%, 3/10/25	36,000	34,894
Charles Schwab Corp, 3.2000%, 1/25/28	39,000	37,397
E*TRADE Financial Corp, 2.9500%, 8/24/22	63,000	61,309
E*TRADE Financial Corp, 3.8000%, 8/24/27	70,000	67,921
Lazard Group LLC, 4.2500%, 11/14/20	21,000	21,581
Raymond James Financial Inc, 5.6250%, 4/1/24	104,000	114,877
Raymond James Financial Inc, 3.6250%, 9/15/26	33,000	32,322
Raymond James Financial Inc, 4.9500%, 7/15/46	60,000	64,768
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	8,000	7,926
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	41,000	41,300
		542,738
Capital Goods – 2.4%
Arconic Inc, 5.8700%, 2/23/22	16,000	16,800
Arconic Inc, 5.1250%, 10/1/24	7,000	7,123
Arconic Inc, 5.9000%, 2/1/27	5,000	5,231
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	250,000	255,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	200,000	199,000
Ball Corp, 4.3750%, 12/15/20	142,000	144,308
CNH Industrial Capital LLC, 3.6250%, 4/15/18	80,000	80,020
CNH Industrial Capital LLC, 4.3750%, 4/5/22	80,000	81,000
Eagle Materials Inc, 4.5000%, 8/1/26	5,000	5,050
HD Supply Inc, 5.7500%, 4/15/24 (144A)	61,000	64,260
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	98,000	103,239
Martin Marietta Materials Inc, 4.2500%, 7/2/24	43,000	43,992
Masonite International Corp, 5.6250%, 3/15/23 (144A)	19,000	19,546
Northrop Grumman Corp, 2.5500%, 10/15/22	71,000	68,784
Northrop Grumman Corp, 2.9300%, 1/15/25	61,000	58,457
Northrop Grumman Corp, 4.0300%, 10/15/47	30,000	28,746
Owens Corning, 4.2000%, 12/1/24	27,000	27,541
Owens Corning, 3.4000%, 8/15/26	13,000	12,513
Rockwell Collins Inc, 3.2000%, 3/15/24	29,000	28,176
Rockwell Collins Inc, 3.5000%, 3/15/27	49,000	47,244
Vulcan Materials Co, 4.5000%, 4/1/25	61,000	63,315
		1,359,345
Communications – 1.9%
American Tower Corp, 3.3000%, 2/15/21	46,000	45,981
American Tower Corp, 4.4000%, 2/15/26	26,000	26,259
American Tower Corp, 3.3750%, 10/15/26	53,000	49,822
AT&T Inc, 4.2500%, 3/1/27	63,000	63,646
AT&T Inc, 4.1000%, 2/15/28 (144A)	65,000	64,495
AT&T Inc, 5.2500%, 3/1/37	19,000	20,073
AT&T Inc, 5.1500%, 11/15/46 (144A)	39,000	39,793
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	36,000	36,270
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	87,000	81,563
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	143,000	146,057
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.2000%, 3/15/28	24,000	22,957
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	30,000	28,758
Crown Castle International Corp, 5.2500%, 1/15/23	32,000	33,994
Crown Castle International Corp, 3.2000%, 9/1/24	41,000	39,293
Crown Castle International Corp, 3.6500%, 9/1/27	58,000	55,226
Time Warner Inc, 3.6000%, 7/15/25	43,000	41,819
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	59,508
Verizon Communications Inc, 2.6250%, 8/15/26	104,000	94,915
Verizon Communications Inc, 4.8620%, 8/21/46	25,000	25,186
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	127,000	123,984
		1,099,599
Consumer Cyclical – 3.2%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	59,000	59,148
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	63,000	60,165
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	31,000	29,966
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	98,000	94,488
DR Horton Inc, 3.7500%, 3/1/19	63,000	63,289
DR Horton Inc, 4.0000%, 2/15/20	6,000	6,101

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
General Motors Co, 4.8750%, 10/2/23	$185,000	$192,982
General Motors Financial Co Inc, 3.1000%, 1/15/19	28,000	28,029
General Motors Financial Co Inc, 3.2000%, 7/13/20	65,000	64,860
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	121,000	122,815
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	32,000	33,200
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	54,000	54,810
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	84,000	80,640
L Brands Inc, 5.6250%, 10/15/23	250,000	261,250
McDonald's Corp, 3.5000%, 3/1/27	49,000	48,421
MDC Holdings Inc, 5.5000%, 1/15/24	70,000	71,050
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	268,000	276,040
MGM Resorts International, 6.6250%, 12/15/21	31,000	33,441
MGM Resorts International, 7.7500%, 3/15/22	10,000	11,138
MGM Resorts International, 6.0000%, 3/15/23	5,000	5,250
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	121,000	122,059
Service Corp International/US, 5.3750%, 5/15/24	67,000	69,616
Tapestry Inc, 3.0000%, 7/15/22	13,000	12,559
Tapestry Inc, 4.1250%, 7/15/27	17,000	16,631
Toll Brothers Finance Corp, 4.0000%, 12/31/18	28,000	28,174
Toll Brothers Finance Corp, 4.3750%, 4/15/23	15,000	14,869
		1,860,991
Consumer Non-Cyclical – 3.6%
Abbott Laboratories, 3.8750%, 9/15/25	9,000	9,086
Abbott Laboratories, 3.7500%, 11/30/26	31,000	30,814
Allergan Funding SCS, 3.0000%, 3/12/20	37,000	36,805
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	49,000	47,959
Becton Dickinson and Co, 2.8940%, 6/6/22	32,000	31,039
Becton Dickinson and Co, 3.3630%, 6/6/24	74,000	71,195
Celgene Corp, 2.7500%, 2/15/23	19,000	18,232
Constellation Brands Inc, 4.7500%, 12/1/25	5,000	5,263
Constellation Brands, Inc., 4.2500%, 5/1/23	51,000	52,223
CVS Health Corp, 4.7500%, 12/1/22	22,000	23,036
CVS Health Corp, 4.1000%, 3/25/25	78,000	78,485
CVS Health Corp, 4.3000%, 3/25/28	110,000	110,679
CVS Health Corp, 5.0500%, 3/25/48	39,000	40,937
HCA Inc, 5.8750%, 5/1/23	122,000	126,270
HCA Inc, 5.0000%, 3/15/24	87,000	87,870
HCA Inc, 5.2500%, 6/15/26	34,000	34,442
HCA Inc, 4.5000%, 2/15/27	39,000	37,635
McCormick & Co Inc/MD, 3.1500%, 8/15/24	17,000	16,490
Molson Coors Brewing Co, 3.0000%, 7/15/26	65,000	60,046
Newell Brands Inc, 5.0000%, 11/15/23	25,000	25,653
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	254,000	241,300
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	70,000	69,125
Post Holdings Inc, 5.6250%, 1/15/28 (144A)	40,000	38,200
Sysco Corp, 2.5000%, 7/15/21	10,000	9,813
Sysco Corp, 3.3000%, 7/15/26	25,000	24,112
Sysco Corp, 3.2500%, 7/15/27	23,000	21,975
Teva Pharmaceutical Finance Co BV, 2.9500%, 12/18/22	156,000	138,125
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	137,000	132,466
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	34,000	28,797
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 4/15/24 (144A)	200,000	194,149
Teva Pharmaceutical Finance Netherlands III BV, 6.7500%, 3/1/28 (144A)	200,000	197,332
		2,039,553
Electric – 1.1%
Berkshire Hathaway Energy Co, 2.8000%, 1/15/23 (144A)	30,000	29,376
Duke Energy Corp, 2.4000%, 8/15/22	27,000	25,919
Duke Energy Corp, 2.6500%, 9/1/26	48,000	43,779
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	9,000	8,730
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	16,000	15,080
NRG Energy Inc, 6.2500%, 7/15/22	287,000	295,524
PPL Capital Funding Inc, 3.1000%, 5/15/26	67,000	63,292
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000	70,227
Southern Co, 2.9500%, 7/1/23	32,000	31,075
Southern Co, 3.2500%, 7/1/26	60,000	56,978
		639,980
Energy – 4.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 3.5000%, 12/1/22	16,000	15,718
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	15,000	15,250
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	21,000	20,384
Cenovus Energy Inc, 5.7000%, 10/15/19	2,000	2,069
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	50,000	50,439
ConocoPhillips Co, 4.9500%, 3/15/26	39,000	42,549

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Continental Resources Inc/OK, 5.0000%, 9/15/22	$45,000	$45,619
Continental Resources Inc/OK, 4.5000%, 4/15/23	265,000	267,981
Delek Logistics Partners LP, 6.7500%, 5/15/25 (144A)	203,000	205,030
Devon Energy Corp, 4.0000%, 7/15/21	50,000	50,903
Enbridge Energy Partners LP, 5.8750%, 10/15/25	31,000	33,981
Energy Transfer Equity LP, 4.2500%, 3/15/23	33,000	32,093
Energy Transfer Equity LP, 5.8750%, 1/15/24	273,000	281,873
Energy Transfer Equity LP, 5.5000%, 6/1/27	22,000	22,055
Energy Transfer Partners LP, 4.1500%, 10/1/20	44,000	44,605
Energy Transfer Partners LP / Regency Energy Finance Corp, 5.7500%, 9/1/20	19,000	19,870
Kinder Morgan Energy Partners LP, 3.5000%, 3/1/21	5,000	5,002
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	20,000	20,152
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	5,000	5,356
MPLX LP, 4.0000%, 3/15/28	32,000	31,531
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	8,000	7,950
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	563,000	554,555
NuStar Logistics LP, 5.6250%, 4/28/27	82,000	79,540
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25	137,000	142,309
Phillips 66 Partners LP, 3.6050%, 2/15/25	26,000	25,421
Phillips 66 Partners LP, 3.7500%, 3/1/28	14,000	13,503
Phillips 66 Partners LP, 4.6800%, 2/15/45	12,000	11,685
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	15,000	15,082
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	14,000	13,878
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	28,000	29,874
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	60,000	62,297
TC PipeLines LP, 3.9000%, 5/25/27	44,000	42,060
Williams Cos Inc, 3.7000%, 1/15/23	115,000	111,838
Williams Partners LP, 3.6000%, 3/15/22	21,000	20,913
Williams Partners LP, 3.7500%, 6/15/27	75,000	71,655
		2,415,020
Finance Companies – 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.5000%, 1/15/25	150,000	144,550
Air Lease Corp, 3.2500%, 3/1/25	63,000	60,071
Quicken Loans Inc, 5.2500%, 1/15/28 (144A)	53,000	49,555
		254,176
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	102,000	105,640
Kennedy-Wilson Inc, 5.8750%, 4/1/24	126,000	124,898
		230,538
Insurance – 0.4%
Aetna Inc, 2.8000%, 6/15/23	20,000	19,210
Centene Corp, 4.7500%, 5/15/22	2,000	2,025
Centene Corp, 6.1250%, 2/15/24	13,000	13,529
Centene Corp, 4.7500%, 1/15/25	36,000	35,100
UnitedHealth Group Inc, 2.3750%, 10/15/22	26,000	25,010
UnitedHealth Group Inc, 3.4500%, 1/15/27	10,000	9,895
UnitedHealth Group Inc, 3.3750%, 4/15/27	5,000	4,917
UnitedHealth Group Inc, 2.9500%, 10/15/27	43,000	40,847
WellCare Health Plans Inc, 5.2500%, 4/1/25	48,000	48,180
		198,713
Natural Gas – 0.2%
Sempra Energy, ICE LIBOR USD 3 Month + 0.5000%, 2.2091%, 1/15/21	49,000	49,022
Sempra Energy, 3.4000%, 2/1/28	51,000	48,772
Sempra Energy, 3.8000%, 2/1/38	20,000	18,814
Sempra Energy, 4.0000%, 2/1/48	15,000	13,947
		130,555
Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	63,000	62,693
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	65,000	67,697
Digital Realty Trust LP, 3.7000%, 8/15/27	15,000	14,445
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	28,967
SL Green Realty Corp, 5.0000%, 8/15/18	130,000	130,547
		304,349
Technology – 2.2%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24	16,000	15,733
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.1250%, 1/15/25	26,000	24,565
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27	145,000	140,892
Cadence Design Systems Inc, 4.3750%, 10/15/24	93,000	96,145
Dell International LLC / EMC Corp, 4.4200%, 6/15/21 (144A)	128,000	131,275
Fidelity National Information Services Inc, 3.6250%, 10/15/20	15,000	15,186
Fidelity National Information Services Inc, 4.5000%, 10/15/22	17,000	17,754
First Data Corp, 7.0000%, 12/1/23 (144A)	62,000	65,178
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	200,000	201,000

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	$200,000	$202,000
Total System Services Inc, 3.8000%, 4/1/21	25,000	25,256
Total System Services Inc, 4.8000%, 4/1/26	69,000	72,246
Trimble Inc, 4.7500%, 12/1/24	107,000	111,400
Verisk Analytics Inc, 4.8750%, 1/15/19	49,000	49,773
Verisk Analytics Inc, 5.8000%, 5/1/21	64,000	68,556
Verisk Analytics Inc, 5.5000%, 6/15/45	38,000	42,225
		1,279,184
Transportation – 0.4%
FedEx Corp, 3.9000%, 2/1/35	5,000	4,828
FedEx Corp, 4.4000%, 1/15/47	2,000	1,971
FedEx Corp, 4.0500%, 2/15/48	56,000	52,481
Kansas City Southern, 3.1250%, 6/1/26	202,000	191,648
		250,928
Total Corporate Bonds (cost $16,241,216)		15,968,407
Mortgage-Backed Securities – 8.6%
Fannie Mae Pool:
6.0000%, 2/1/37	3,324	3,800
5.0000%, 6/30/37	132,000	140,714
5.0000%, 6/30/37	61,000	65,141
5.5000%, 3/1/40	28,669	31,776
5.5000%, 2/1/41	17,647	19,563
5.0000%, 5/1/41	10,562	11,364
5.0000%, 10/1/41	12,640	13,667
3.5000%, 10/1/42	28,397	28,601
3.0000%, 2/1/43	2,250	2,210
3.5000%, 2/1/43	92,756	93,395
3.0000%, 5/1/43	8,082	7,938
3.5000%, 4/1/44	50,299	50,676
5.0000%, 7/1/44	36,644	39,982
4.5000%, 10/1/44	18,794	19,953
3.5000%, 2/1/45	75,268	75,786
4.5000%, 3/1/45	31,683	33,639
4.5000%, 6/1/45	17,229	18,154
4.5000%, 9/1/45	38,707	41,097
3.0000%, 10/1/45	10,653	10,388
3.0000%, 10/1/45	7,152	6,974
3.5000%, 12/1/45	18,214	18,339
3.0000%, 1/1/46	1,464	1,428
3.5000%, 1/1/46	76,253	76,773
3.5000%, 1/1/46	76,142	76,661
4.5000%, 2/1/46	53,283	56,338
3.0000%, 3/1/46	46,538	45,392
3.0000%, 3/1/46	31,428	30,655
3.5000%, 7/1/46	69,700	70,057
3.5000%, 7/1/46	65,291	65,652
4.0000%, 8/1/46	3,229	3,341
4.0000%, 8/1/46	2,755	2,850
4.0000%, 8/1/46	2,092	2,164
3.0000%, 11/1/46	10,981	10,730
3.0000%, 11/1/46	10,299	10,064
3.5000%, 12/1/46	3,574	3,586
3.5000%, 12/1/46	2,074	2,081
3.5000%, 1/1/47	13,341	13,386
3.5000%, 1/1/47	2,421	2,429
3.5000%, 1/1/47	1,634	1,639
3.0000%, 2/1/47	60,082	59,117
4.0000%, 3/1/47	4,776	4,941
4.0000%, 3/1/47	1,237	1,279
4.0000%, 3/1/47	1,133	1,172
4.0000%, 4/1/47	5,598	5,779
4.0000%, 4/1/47	4,320	4,469
4.0000%, 4/1/47	3,995	4,125
4.0000%, 4/30/47	553,000	566,258
4.0000%, 5/1/47	14,667	15,060
4.0000%, 5/1/47	4,661	4,822
4.0000%, 5/1/47	3,689	3,816
4.0000%, 5/1/47	1,480	1,530
4.5000%, 5/1/47	8,481	8,999
4.5000%, 5/1/47	6,982	7,387
4.5000%, 5/1/47	6,167	6,524
4.5000%, 5/1/47	5,155	5,474
4.5000%, 5/1/47	4,801	5,080

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 5/1/47	$4,202	$4,458
4.5000%, 5/1/47	2,102	2,226
4.5000%, 5/1/47	1,548	1,641
4.5000%, 5/1/47	1,523	1,615
4.5000%, 5/31/47	161,000	168,522
3.5000%, 6/1/47	2,968	2,979
4.0000%, 6/1/47	9,186	9,438
4.0000%, 6/1/47	8,588	8,880
4.0000%, 6/1/47	8,346	8,634
4.0000%, 6/1/47	7,750	7,999
4.0000%, 6/1/47	6,309	6,557
4.0000%, 6/1/47	4,084	4,215
4.0000%, 6/1/47	3,829	3,936
4.0000%, 6/1/47	2,988	3,090
4.0000%, 6/1/47	2,394	2,472
4.0000%, 6/1/47	1,742	1,790
4.0000%, 6/1/47	1,044	1,081
4.5000%, 6/1/47	25,962	27,468
4.5000%, 6/1/47	2,646	2,805
3.5000%, 7/1/47	5,781	5,801
3.5000%, 7/1/47	3,481	3,493
3.5000%, 7/1/47	2,573	2,586
3.5000%, 7/1/47	1,575	1,582
3.5000%, 7/1/47	1,553	1,563
4.0000%, 7/1/47	12,670	13,081
4.0000%, 7/1/47	11,589	11,983
4.0000%, 7/1/47	6,557	6,767
4.0000%, 7/1/47	6,506	6,715
4.0000%, 7/1/47	4,421	4,572
4.0000%, 7/1/47	3,527	3,642
4.0000%, 7/1/47	3,126	3,226
4.0000%, 7/1/47	3,106	3,211
4.0000%, 7/1/47	1,993	2,057
4.0000%, 7/1/47	1,763	1,817
4.5000%, 7/1/47	18,738	19,825
4.5000%, 7/1/47	16,725	17,695
4.5000%, 7/1/47	15,238	16,131
3.5000%, 8/1/47	21,098	21,152
3.5000%, 8/1/47	15,095	15,147
3.5000%, 8/1/47	12,429	12,473
3.5000%, 8/1/47	3,004	3,015
3.5000%, 8/1/47	858	861
4.0000%, 8/1/47	34,743	35,683
4.0000%, 8/1/47	16,657	17,196
4.0000%, 8/1/47	12,531	12,957
4.0000%, 8/1/47	11,895	12,277
4.0000%, 8/1/47	7,335	7,570
4.0000%, 8/1/47	4,708	4,868
4.0000%, 8/1/47	3,071	3,154
4.5000%, 8/1/47	21,008	22,240
4.5000%, 8/1/47	4,051	4,286
3.5000%, 9/1/47	12,355	12,420
4.0000%, 9/1/47	3,117	3,217
4.0000%, 9/1/47	993	1,027
4.5000%, 9/1/47	107,215	112,458
4.5000%, 9/1/47	23,769	25,163
4.5000%, 9/1/47	17,764	18,795
4.5000%, 9/1/47	13,092	13,852
3.5000%, 10/1/47	82,708	82,929
3.5000%, 10/1/47	1,986	1,993
3.5000%, 10/1/47	1,985	1,992
3.5000%, 10/1/47	1,984	1,995
3.5000%, 10/1/47	993	1,000
4.0000%, 10/1/47	14,889	15,367
4.0000%, 10/1/47	13,113	13,534
4.0000%, 10/1/47	12,604	13,009
4.0000%, 10/1/47	8,446	8,717
4.0000%, 10/1/47	6,952	7,175
4.0000%, 10/1/47	3,973	4,108
4.5000%, 10/1/47	3,537	3,745
4.5000%, 10/1/47	1,618	1,713
3.0000%, 11/1/47	18,660	18,198
3.5000%, 11/1/47	7,902	7,950
3.5000%, 11/1/47	4,946	4,977

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 11/1/47	$22,089	$22,702
4.0000%, 11/1/47	19,015	19,625
4.0000%, 11/1/47	5,904	6,093
4.0000%, 11/1/47	3,079	3,185
4.5000%, 11/1/47	17,291	18,294
3.5000%, 12/1/47	32,835	33,002
3.5000%, 12/1/47	15,564	15,631
3.5000%, 12/1/47	13,918	13,969
3.5000%, 12/1/47	2,986	3,000
4.0000%, 12/1/47	73,482	75,646
4.0000%, 12/1/47	43,078	44,274
3.5000%, 1/1/48	24,434	24,572
3.5000%, 1/1/48	19,931	20,022
4.0000%, 1/1/48	82,552	84,843
4.0000%, 1/1/48	82,475	84,965
4.0000%, 1/1/48	21,929	22,576
4.0000%, 2/1/48	30,947	31,860
3.5000%, 3/1/48	13,870	13,949
4.0000%, 3/1/48	34,000	35,028
3.5000%, 8/1/56	95,140	95,163
3.0000%, 2/1/57	74,340	71,848
		3,598,228
Freddie Mac Gold Pool:
5.5000%, 10/1/36	12,741	14,144
6.0000%, 4/1/40	73,910	84,584
5.0000%, 3/1/42	15,778	17,154
3.5000%, 2/1/43	24,778	24,956
3.5000%, 2/1/44	28,911	29,119
4.5000%, 5/1/44	19,238	20,389
3.0000%, 1/1/45	20,086	19,666
3.5000%, 7/1/46	22,053	22,135
3.0000%, 10/1/46	89,103	86,973
3.0000%, 12/1/46	60,711	59,259
4.0000%, 8/1/47	58,116	59,736
3.5000%, 9/1/47	72,191	72,522
3.5000%, 9/1/47	54,826	54,962
3.5000%, 9/1/47	31,242	31,322
3.5000%, 9/1/47	24,190	24,322
3.5000%, 10/1/47	63,450	63,601
3.5000%, 11/1/47	25,698	25,790
3.5000%, 12/1/47	158,466	159,333
3.5000%, 12/1/47	19,169	19,283
3.5000%, 1/1/48	157,292	158,436
3.5000%, 2/1/48	17,974	18,027
3.5000%, 2/1/48	17,973	18,044
4.0000%, 3/1/48	22,000	22,672
		1,106,429
Ginnie Mae I Pool:
4.5000%, 8/15/46	70,946	75,440
4.0000%, 7/15/47	30,723	31,699
4.0000%, 8/15/47	5,822	6,007
4.0000%, 11/15/47	16,556	17,156
4.0000%, 12/15/47	22,013	22,812
		153,114
Ginnie Mae II Pool:
4.5000%, 10/20/41	33,788	35,166
3.0000%, 10/20/47	66,527	65,448
		100,614
Total Mortgage-Backed Securities (cost $5,045,230)		4,958,385
United States Treasury Notes/Bonds – 5.2%
1.3750%, 7/31/19	10,000	9,891
1.7500%, 11/30/19	410,000	406,592
1.8750%, 12/31/19	16,000	15,892
2.0000%, 1/31/20	227,000	225,896
2.2500%, 2/29/20	384,000	383,777
1.6250%, 10/15/20	5,000	4,909
2.2500%, 2/15/21	34,000	33,864
1.8750%, 9/30/22	1,000	971
2.3750%, 1/31/23	29,000	28,752
2.6250%, 2/28/23	87,000	87,234
2.1250%, 2/29/24	232,000	225,394
2.1250%, 9/30/24	36,000	34,816
2.2500%, 12/31/24	4,000	3,891

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
2.7500%, 2/28/25	$5,000	$5,018
1.6250%, 2/15/26	78,000	71,914
2.0000%, 11/15/26	126,000	118,751
2.2500%, 11/15/27	43,000	41,158
2.7500%, 2/15/28	115,000	114,972
2.2500%, 8/15/46	45,000	38,674
2.7500%, 8/15/47	11,000	10,490
2.7500%, 11/15/47	522,000	497,919
3.0000%, 2/15/48	656,000	658,308
Total United States Treasury Notes/Bonds (cost $3,005,304)		3,019,083
Common Stocks – 51.6%
Aerospace & Defense – 0.5%
United Technologies Corp	2,100	264,222
Banks – 7.9%
Cadence BanCorp	16,499	449,268
Citigroup Inc	13,700	924,750
Citizens Financial Group Inc	8,193	343,942
First Hawaiian Inc	11,784	327,949
Pinnacle Financial Partners Inc	4,000	256,800
PNC Financial Services Group Inc	3,900	589,836
US Bancorp	16,100	813,050
Wells Fargo & Co	15,900	833,319
		4,538,914
Beverages – 1.0%
PepsiCo Inc	5,500	600,325
Biotechnology – 0.8%
Gilead Sciences Inc	5,800	437,262
Building Products – 0.5%
Simpson Manufacturing Co Inc	4,700	270,673
Chemicals – 0.7%
NewMarket Corp	600	241,008
Valvoline Inc	6,900	152,697
		393,705
Commercial Services & Supplies – 1.5%
Republic Services Inc	2,900	192,067
UniFirst Corp/MA	4,100	662,765
		854,832
Consumer Finance – 1.6%
Ally Financial Inc	10,600	287,790
Discover Financial Services	3,000	215,790
Synchrony Financial	12,200	409,066
		912,646
Containers & Packaging – 0.5%
Graphic Packaging Holding Co	17,700	271,695
Diversified Financial Services – 0.8%
Berkshire Hathaway Inc*	2,400	478,752
Electric Utilities – 2.2%
Alliant Energy Corp	4,500	183,870
Exelon Corp	10,400	405,704
Great Plains Energy Inc	11,400	362,406
PPL Corp	11,500	325,335
		1,277,315
Electrical Equipment – 1.5%
Generac Holdings Inc*	10,300	472,873
Thermon Group Holdings Inc*	18,100	405,621
		878,494
Energy Equipment & Services – 1.5%
Mammoth Energy Services Inc*	16,800	538,608
Schlumberger Ltd	5,100	330,378
		868,986
Equity Real Estate Investment Trusts (REITs) – 3.8%
American Campus Communities Inc	4,100	158,342
Equity Commonwealth*	14,400	441,648
Equity LifeStyle Properties Inc	5,500	482,735
Equity Residential	5,800	357,396
Lamar Advertising Co	8,200	522,012
National Storage Affiliates Trust	8,700	218,196
		2,180,329
Food & Staples Retailing – 1.1%
Casey's General Stores Inc	5,500	603,735
Food Products – 0.4%
Cal-Maine Foods Inc*	5,900	257,830
Health Care Equipment & Supplies – 0.8%
Medtronic PLC	5,416	434,472

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – 2.2%
AmerisourceBergen Corp	2,200	$189,662
Laboratory Corp of America Holdings*	6,700	1,083,725
		1,273,387
Household Products – 1.7%
Clorox Co	2,200	292,842
Procter & Gamble Co	8,700	689,736
		982,578
Information Technology Services – 0.4%
Accenture PLC	1,600	245,600
Insurance – 2.7%
Chubb Ltd	3,900	533,403
RenaissanceRe Holdings Ltd	2,100	290,871
XL Group Ltd	13,000	718,380
		1,542,654
Internet Software & Services – 1.4%
Alphabet Inc - Class A*	800	829,712
Life Sciences Tools & Services – 0.4%
Syneos Health Inc*	6,900	244,950
Machinery – 0.9%
Timken Co	3,400	155,040
Trinity Industries Inc	11,900	388,297
		543,337
Media – 0.5%
Omnicom Group Inc	3,900	283,413
Metals & Mining – 0.3%
Compass Minerals International Inc	2,800	168,840
Oil, Gas & Consumable Fuels – 2.6%
Cimarex Energy Co	2,600	243,100
Noble Energy Inc	18,400	557,520
Occidental Petroleum Corp	10,600	688,576
		1,489,196
Pharmaceuticals – 4.8%
Johnson & Johnson	9,400	1,204,610
Merck & Co Inc	10,500	571,935
Pfizer Inc	27,100	961,779
		2,738,324
Road & Rail – 0.9%
AMERCO	600	207,060
Union Pacific Corp	2,500	336,075
		543,135
Semiconductor & Semiconductor Equipment – 0.7%
Analog Devices Inc	4,200	382,746
Software – 5.0%
Check Point Software Technologies Ltd*	6,500	645,710
Microsoft Corp	5,300	483,731
Oracle Corp	26,600	1,216,887
Synopsys Inc*	6,500	541,060
		2,887,388
Total Common Stocks (cost $26,010,245)		29,679,447
Preferred Stocks – 0.3%
Equity Real Estate Investment Trusts (REITs) – 0.3%
Crown Castle International Corp, 6.8750% (cost $140,000)	140	155,822
Investment Companies – 4.2%
Money Markets – 4.2%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº,£ (cost $2,413,112)	2,413,112	2,413,112
U.S. Government Agency Notes – 0.2%
United States Treasury Bill:
0%, 1/3/19◊	$92,000	90,640
0%, 2/28/19◊	51,000	50,068
Total U.S. Government Agency Notes (cost $140,844)		140,708
Total Investments (total cost $56,161,797) – 103.4%		59,498,060
Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(1,962,180)
Net Assets – 100%		$57,535,880

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$55,991,787	94.1%

Israel	1,336,579	2.3
Cayman Islands	500,000	0.8
Ireland	454,000	0.8
Netherlands	346,550	0.6
Australia	248,990	0.4
Canada	240,147	0.4
United Kingdom	231,971	0.4
Zambia	130,325	0.2
Switzerland	17,711	0.0

Total	$59,498,060	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/18
Investment Companies – 4.2%
Money Markets – 4.2%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	$11,514	$—	$—	$2,413,112

(1)For securities that were affiliated for a portion of the period ended March 31, 2018, this column reflects amounts for the entire period ended March 31, 2018 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 3/31/18
Investment Companies – 4.2%
Money Markets – 4.2%
Janus Henderson Cash Liquidity Fund LLC, 1.6505%ºº	821,057	15,917,587	(14,325,532)	2,413,112

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Israeli Shekel	5/9/18	(1,777,000)	$511,169	$2,994

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2018

Market Value
Forward foreign currency exchange contracts, sold	$ 502,771

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership

PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2018 is $5,884,572, which represents 10.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrued at a future date. See Notes to Schedule of Investments.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of March 31, 2018.

ºº	Rate shown is the 7-day yield as of March 31, 2018.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2018)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$63,515	$62,536	0.1%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 2.6715%, 11/25/50	11/29/17 - 3/23/18	78,010	77,923	0.1
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 2.8715%, 11/25/50	11/29/17	25,000	24,967	0.1
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.6025%, 7/24/18	8/11/17	67,000	67,006	0.1
Total		$233,525	$232,432	0.4%

The Fund has registration rights for certain restricted securities held as of March 31, 2018. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2018.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,995,589	$-
Bank Loans and Mezzanine Loans	-	1,167,507	-
Corporate Bonds	-	15,968,407	-
Mortgage-Backed Securities	-	4,958,385	-
United States Treasury Notes/Bonds	-	3,019,083	-

Common Stocks	29,679,447	-	-
Preferred Stocks	-	155,822	-
Investment Companies	-	2,413,112	-
U.S. Government Agency Notes	-	140,708	-
Total Investments in Securities	$29,679,447	$29,818,613	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	2,994	-
Total Assets	$29,679,447	$29,821,607	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 49 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. March 31, 2018Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2018 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2018 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2018.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

A Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2018 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2018 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s

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Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: May 30, 2018

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: May 30, 2018